UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts	02199-8197
(Address of principal executive offices)	(Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2018

Portfolio Review	1
Portfolio of Investments	22
Financial Statements	40
Notes to Financial Statements	52

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The domestic equity markets were strong during the period. In the small- and mid-cap segments of the market, growth-oriented stocks outperformed value stocks.

In particular, factors that typically favor growth managers were in favor during the period, and companies with the strongest sales growth outperformed slower-growing companies. Given the dominance of growth stocks, sectors such as information technology and healthcare, which are more growth-oriented areas, outperformed. More broadly, large-cap stocks outperformed small- and mid-cap stocks, as measured by the Russell indices.

Performance Results

For the 12-month period ending September 30, 2018, the Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned 29.77% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 21.06%.

Explanation of Fund Performance

The Fund’s relative outperformance was driven primarily by stock selection in the healthcare, consumer discretionary, materials and information technology sectors.

The Fund’s top individual contributors to performance were Teledoc Health Inc., Inogen Inc. and RingCentral Inc. Teledoc is a leading company in the telemedicine market, providing patients with rapid access to healthcare via phone and video. The company reported very strong results with robust revenue growth driven by increasing subscriptions and total patient visits. Inogen manufactures and markets portable oxygen concentrators for patients on oxygen therapy. Results in the most recent quarter beat expectations as all segments of the business performed well, and sales were very strong in the United States and Europe. RingCentral is a provider of cloud-based business communications solutions. The secular shift from on-premises to cloud-based communications tools has been a tailwind, and the company has executed well in taking advantage of that shift. Core subscription growth was robust during the period, and the company continued to expand its share of the enterprise market.

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Dermira Inc., WageWorks, Inc. and Mercury Systems Inc. were the individual largest detractors from performance during the period. Biotechnology company Dermira declined during the time period after announcing that two clinical trials had failed to meet their primary endpoints and that as a result, the company would abandon pursuit of the treatments. The resulting drop in the stock triggered our stop-loss, and Dermira was sold from the portfolio. Benefits administrator WageWorks declined after delaying a key company filing. Defense electronics contractor Mercury Systems declined during the quarter due to ongoing federal budget delays. The stock’s decline triggered our stop-loss, and it was sold from the portfolio.

Outlook

Over time, the market has followed the trajectory of earnings, with some volatility when the market overcorrects in both directions. Given the length of the expansion and bull market since 2009, and despite the fact that there was a notable pause in 2016, market participants have worried that the equity markets have overshot to the upside and are overdue for a correction. Based on recent favorable earnings growth and macroeconomic readings on the US economy, as well as the current outlook for the coming year, the overall market doesn’t appear to be particularly overvalued.

With these cornerstones in place, we feel that the market can continue to rise at a similar pace to earnings growth for the foreseeable future. However, higher interest rates, trade tensions, political instability, and sluggish international economic growth are all potential threats to the current positive market environment.

We see no reason to alter our philosophy and process of bottom-up investing in quality secular growth companies and using risk management tools to help control the volatility of the portfolio.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 20182

Top Ten Holdings as of September 30, 2018

	Security Name	% of net assets
1	PRA Health Sciences, Inc.	1.55%
2	Insulet Corp.	1.43
3	HealthEquity, Inc.	1.43
4	Grand Canyon Education, Inc.	1.42
5	Teladoc Health, Inc.	1.42
6	Q2 Holdings, Inc.	1.40
7	RealPage, Inc.	1.39
8	Proto Labs, Inc.	1.37
9	Novocure Ltd.	1.33
10	Planet Fitness, Inc., Class A	1.32

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20182

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	29.77%	12.47%	13.75%	—%	0.95%	0.95%

Retail Class (Inception 12/31/96)	29.45	12.19	13.45	—	1.20	1.20

Class N (Inception 2/1/13)	29.93	12.59	—	16.37	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	21.06	12.14	12.65	14.81

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Domestic equity markets continued to move higher, aided by modest economic expansion in addition to a corporate tax rate cut which significantly boosted corporate earnings. Throughout most of the period, growth stocks significantly outperformed value stocks. Investors showed a preference for companies that achieved faster revenue growth and stronger earnings, while valuations had little influence on stock performance.

During the second quarter of 2018, political rhetoric regarding international trade and import tariffs resulted in lowered global growth expectations and a stronger US dollar. Investors repositioned their portfolios toward a more domestic focus, selling large-cap equities and buying small-cap equities, mostly using index funds and ETFs. The result was a shift in small-cap leadership into the stocks with the smallest market caps, and lower quality companies with little or no earnings were the strongest performers.

The Federal Reserve raised interest rates multiple times during the period and moved from an accommodative monetary policy to a more normalized posture. Interest-sensitive sectors such as REITs and utilities lagged the performance of the overall market.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 6.21% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 9.33%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to stock selection despite making favorable sector allocations. The Fund performed well versus the benchmark for the majority of the period. However, the Fund handily underperformed late in the period, when investors using passive strategies invested heavily in small-cap equities in a macro-driven market rotation. This produced outsized returns for smaller, less liquid stocks, including many companies with low or depressed earnings. The Fund had very little exposure to stocks with those characteristics, detracting from relative performance and more than offsetting the outperformance of the Fund during the remainder of the period.

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Weak stock selection within the energy and consumer discretionary sectors detracted from returns versus the benchmark, as did an overweight position to the information technology sector. Our oilfield services holdings within energy failed to keep pace with a steady improvement in oil prices, as competitive dynamics within the industry weighed on performance. Among consumer discretionary stocks, a handful of company-specific disappointments detracted from performance, as did the Fund’s lack of exposure to the fundamentally challenged retail, restaurant, textile and apparel industries, all of which rallied sharply during the spring of 2018.

Specific holdings that were the biggest detractors from the Fund’s performance were RPC, Inc., Horizon Global Corporation and Houghton Mifflin Harcourt. RPC is a provider of pressure pumping and other oilfield services. The stock underperformed as investors became concerned about industry capacity growth and management’s preference for shorter-term contracts, which negatively impacted revenue in a declining price environment.

Horizon Global manufactures towing and trailering accessories for the automotive market. Revenue during the period was negatively impacted by retailers decreasing inventory, and profitability was hurt by rising materials costs. This resulted in a decline in cash flow that Horizon Global had originally planned to use to pay down debt.

Houghton Mifflin operates as a global education and learning company. The company lost market share in a declining education book market during 2017, and that caused significant underperformance in the stock during the second half of 2017 and early 2018.

Sector allocation versus the benchmark was positive in both the real estate and industrials sectors, while strong stock selection in the information technology and industrials sectors also added to relative performance. Leading contributors among technology stocks were data services stocks with steady growth as well as internet and media-related holdings. Among industrials, top performers were steady growth, less economically cyclical professional services holdings.

Among individual names, Insperity, Inc., WEX Inc. and Mellanox Technologies, Ltd. had the largest positive stock contribution to the Fund’s performance. Insperity is a provider of human resource services including payroll, benefits administration, workers’ compensation and recruiting to small and medium-sized businesses. The company extended its streak to five consecutive quarters of materially exceeding consensus earnings estimates, reflecting favorable employment trends, strong customer retention, improved sales productivity and excellent cost management.

WEX Inc. is a leading outsourced service provider of business-to-business payment solutions for the truck fleet, corporate, and health & employee benefit industries. WEX exhibited strong performance during the period largely due to growth in transactions, new business opportunities and higher fuel prices. Recently acquired high-profile customers

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LOOMIS SAYLES SMALL CAP VALUE FUND

included Verizon, Shell, and Chevron, as well as some government fleet contracts. While there are some initial costs associated with new business, the wins provided evidence of future revenue and earnings growth.

Mellanox Technologies is the leading provider of interconnect products used in high performance computing. As artificial intelligence and flash memory continued their growth, data centers have required higher performance interconnects, and Mellanox is well positioned to benefit from this trend. In addition, profitability has increased faster than sales due to a renewed focus on lowering operating costs.

Outlook

The Small Cap Value fund seeks potential investments in smaller companies where the stock price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise due to one of these market inefficiencies: a misunderstood franchise, an underfollowed stock or a company in the midst of a special situation.

We look for trustworthy and capable management teams whose interests are aligned with shareholders, as well as fundamentally sound business models with sustainable and understandable advantages that could lead to growth in value over time.

We apply these principles consistently regardless of the market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 20183

See notes to chart on page 9.

Top Ten Holdings as of September 30, 2018

	Security Name	% of net assets
1	Littelfuse, Inc.	1.51%
2	KAR Auction Services, Inc.	1.30
3	Popular, Inc.	1.21
4	ALLETE, Inc.	1.17
5	WEX, Inc.	1.13
6	Viad Corp.	1.12
7	Euronet Worldwide, Inc.	1.12
8	Wintrust Financial Corp.	1.12
9	Employers Holdings, Inc.	1.11
10	Churchill Downs, Inc.	1.08

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	6.21%	9.78%	10.82%	—%	0.98%	0.95%

Retail Class (Inception 12/31/96)	5.95	9.51	10.54	—	1.23	1.20

Admin Class (Inception 1/2/98)	5.68	9.24	10.27	—	1.48	1.45

Class N (Inception 2/1/13)	6.28	9.86	—	11.67	0.88	0.88

Comparative Performance
Russell 2000® Value Index[1]	9.33	9.91	9.52	11.43
Russell 2000® Index[2]	15.24	11.07	11.11	13.15

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The domestic equity markets were strong during the period. In the small- and mid-cap segments of the market, growth-oriented stocks outperformed value stocks.

In particular, factors that typically favor growth managers were in favor during the period, and companies with the strongest sales growth outperformed slower-growing companies. Given the dominance of growth stocks, sectors such as information technology and healthcare, which are more growth-oriented areas, outperformed. More broadly, large-cap stocks outperformed small- and mid-cap stocks, as measured by the Russell indices.

Performance Results

For the 12-month period ending September 30, 2018, the Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned 25.83% at net asset value. The Fund outperformed its benchmark, the Russell 2500™ Growth Index, which returned 23.13%.

Explanation of Performance

The Fund’s relative outperformance was driven primarily by stock selection, with particular strength in the healthcare and materials sectors. An underweight to the real estate sector also contributed to performance. However, stock selection in the financials and industrials sectors detracted from relative performance.

At an individual stock level, the Fund’s top contributors to performance were Planet Fitness Inc., WellCare Health Plans, Inc. and HubSpot Inc.

Fitness and exercise club operator Planet Fitness executed well and reported strong growth over the course of the period. Revenues increased, driven largely by the company’s franchise business. Margins expanded, and the company also increased its store base. WellCare Health Plans is a managed care company focused on government memberships with the majority of its business Medicaid. Earnings were strong in the most recent quarter, with improved performance across products and a favorable lower tax rate. Inbound marketing software platform Hubspot was the top performer for the quarter. The company announced new products and reported exceptionally strong results as sales grew, driven by subscription revenues.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Mercury Systems Inc., Healthcare Services Group Inc. and Advanced Energy Industries Inc. were the largest individual stock detractors from performance during the period. Defense electronics contractor Mercury Systems declined during the quarter due to ongoing federal budget delays. The stock fell significantly enough to trigger our stop-loss and was sold from the portfolio. Healthcare Services Group provides janitorial and other facility-related services to the healthcare industry, particularly nursing homes. The company reported very strong results late in the period, citing unprecedented demand, but a downgrade from a sell-side stock analyst resulted in the stock falling. Investors also reacted negatively when a significant customer filed for bankruptcy, leading to questions about the overall health of the industry. Semiconductor capital equipment company Advanced Energy Industries was down during the time period. The stock was a very strong performer early in the period, as were most in the semiconductor space. However, the semiconductor industry sold off toward the end of 2017, and Advanced Energy fell in sympathy.

Outlook

Over time, the market has followed the trajectory of earnings, with some volatility when the market overcorrects in both directions. Given the length of the expansion and bull market since 2009, and despite the fact that there was a notable pause in 2016, market participants have worried that the equity markets have overshot to the upside and are overdue for a correction. Based on recent favorable earnings growth and macroeconomic readings on the US economy, as well as the current outlook for the coming year, the overall market doesn’t appear to be particularly overvalued.

With these cornerstones in place, we feel that the market can continue to rise at a similar pace to earnings growth for the foreseeable future. However, higher interest rates, trade tensions, political instability, and sluggish international economic growth are all potential threats to the current positive market environment.

We see no reason to alter our philosophy and process of bottom-up investing in quality secular growth companies and using risk management tools to help control the volatility of the portfolio.

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Hypothetical Growth of $1,000,000 Investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2018

See notes to chart on page 13.

Top Ten Holdings as of September 30, 2018

	Security Name	% of net assets
1	PTC, Inc.	2.04%
2	WellCare Health Plans, Inc.	1.81
3	ICON PLC	1.76
4	CoStar Group, Inc.	1.71
5	Grand Canyon Education, Inc.	1.71
6	HEICO Corp.	1.67
7	Guidewire Software, Inc.	1.66
8	Ingevity Corp.	1.65
9	HubSpot, Inc.	1.63
10	HealthEquity, Inc.	1.58

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20182

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	25.83%	14.47%	1.57%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	23.13	12.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500TM Growth Index measures the performance of the small-to-mid-cap growth segment of the US equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,185.60	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Retail Class
Actual	$1,000.00	$1,184.00	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

Class N
Actual	$1,000.00	$1,186.40	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*  Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,055.00	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,053.80	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,052.50	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,055.60	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.82% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,141.50	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each

17  |

Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2017, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the

|  18

independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	23%	40%	31%
Loomis Sayles Small Cap Value Fund	70%	35%	43%
Loomis Sayles Small/Mid Cap Growth Fund	10%	N/A	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain periods, was stronger over the long term relative to its category; and (3) that the Fund’s net expense ratio was below the median for a peer group of funds.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund

19  |

family. They noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap. The Trustees noted that the Funds had total advisory fee rates that were below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  20

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2019.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.0% of Net Assets

	Aerospace & Defense – 3.4%
236,528	AAR Corp.	$11,327,326
299,398	Astronics Corp.(a)	13,023,813
244,303	Hexcel Corp.	16,380,516
212,083	KLX, Inc.(a)	13,314,571

		54,046,226

	Banks – 3.6%
221,278	Chemical Financial Corp.	11,816,245
245,125	Pacific Premier Bancorp, Inc.(a)	9,118,650
200,570	Pinnacle Financial Partners, Inc.	12,064,285
324,142	Renasant Corp.	13,357,892
159,604	UMB Financial Corp.	11,315,924

		57,672,996

	Beverages – 0.8%
159,978	MGP Ingredients, Inc.	12,635,062

	Biotechnology – 4.7%
140,093	Agios Pharmaceuticals, Inc.(a)	10,803,972
276,074	Aimmune Therapeutics, Inc.(a)	7,531,299
117,591	Argenx SE, ADR(a)	8,918,101
277,121	Genomic Health, Inc.(a)	19,459,437
185,619	Global Blood Therapeutics, Inc.(a)	7,053,522
609,861	Ironwood Pharmaceuticals, Inc.(a)	11,258,034
244,826	Xencor, Inc.(a)	9,540,869

		74,565,234

	Building Products – 1.9%
187,339	Patrick Industries, Inc.(a)	11,090,469
252,302	Trex Co., Inc.(a)	19,422,208

		30,512,677

	Capital Markets – 1.5%
291,250	Artisan Partners Asset Management, Inc., Class A	9,436,500
76,101	MarketAxess Holdings, Inc.	13,583,268

		23,019,768

	Chemicals – 1.2%
193,693	Ingevity Corp.(a)	19,733,443

	Construction & Engineering – 1.7%
527,405	Primoris Services Corp.	13,090,192
794,882	Willscot Corp.(a)	13,632,226

		26,722,418

	Consumer Finance – 1.2%
214,699	Green Dot Corp., Class A(a)	19,069,565

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Distributors – 1.2%
117,815	Pool Corp.	$19,660,967

	Diversified Consumer Services – 4.3%
119,684	Bright Horizons Family Solutions, Inc.(a)	14,103,563
507,445	Chegg, Inc.(a)	14,426,661
199,300	Grand Canyon Education, Inc.(a)	22,481,040
1,097,047	Laureate Education, Inc., Class A(a)	16,938,406

		67,949,670

	Diversified Telecommunication Services – 1.0%
293,193	Cogent Communications Holdings, Inc.	16,360,169

	Electrical Equipment – 1.2%
329,973	Generac Holdings, Inc.(a)	18,613,777

	Energy Equipment & Services – 1.8%
437,772	Cactus, Inc., Class A(a)	16,757,912
177,396	Dril-Quip, Inc.(a)	9,268,941
84,773	KLX Energy Services Holdings, Inc.(a)	2,713,584

		28,740,437

	Entertainment – 0.5%
316,346	IMAX Corp.(a)	8,161,727

	Food & Staples Retailing – 0.5%
211,900	Chefs’ Warehouse, Inc. (The)(a)	7,702,565

	Food Products – 0.7%
293,791	Freshpet, Inc.(a)	10,782,130

	Health Care Equipment & Supplies – 10.1%
521,947	AtriCure, Inc.(a)	18,283,803
59,505	Inogen, Inc.(a)	14,526,361
214,027	Insulet Corp.(a)	22,676,161
191,749	iRhythm Technologies, Inc.(a)	18,150,960
211,186	Merit Medical Systems, Inc.(a)	12,977,380
86,343	Neogen Corp.(a)	6,176,115
401,665	Novocure Ltd.(a)	21,047,246
116,993	Penumbra, Inc.(a)	17,513,852
156,165	Tactile Systems Technology, Inc.(a)	11,095,523
595,956	Wright Medical Group NV(a)	17,294,643

		159,742,044

	Health Care Providers & Services – 4.8%
115,423	Amedisys, Inc.(a)	14,423,258
281,830	AMN Healthcare Services, Inc.(a)	15,416,101
206,177	BioTelemetry, Inc.(a)	13,288,108
239,518	HealthEquity, Inc.(a)	22,612,894

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Providers & Services – continued
295,660	Tivity Health, Inc.(a)	$9,505,469

		75,245,830

	Health Care Technology – 3.6%
256,638	Medidata Solutions, Inc.(a)	18,814,131
259,254	Teladoc Health, Inc.(a)	22,386,583
431,941	Vocera Communications, Inc.(a)	15,800,402

		57,001,116

	Hotels, Restaurants & Leisure – 2.6%
385,517	Planet Fitness, Inc., Class A(a)	20,829,483
291,773	Wingstop, Inc.	19,919,343

		40,748,826

	Insurance – 2.0%
275,401	Kinsale Capital Group, Inc.	17,587,108
395,460	Trupanion, Inc.(a)	14,129,786

		31,716,894

	IT Services – 4.9%
119,236	Euronet Worldwide, Inc.(a)	11,949,832
312,408	Evo Payments, Inc., Class A(a)	7,466,551
305,005	InterXion Holding NV(a)	20,526,836
334,608	Virtusa Corp.(a)	17,971,796
389,180	WNS Holdings Ltd., ADR(a)	19,750,885

		77,665,900

	Leisure Products – 0.4%
123,638	Malibu Boats, Inc., Class A(a)	6,765,471

	Life Sciences Tools & Services – 1.6%
222,399	PRA Health Sciences, Inc.(a)	24,506,146

	Machinery – 5.0%
227,707	Albany International Corp., Class A	18,102,706
690,971	Harsco Corp.(a)	19,727,222
133,813	Proto Labs, Inc.(a)	21,644,253
125,291	RBC Bearings, Inc.(a)	18,838,755

		78,312,936

	Multiline Retail – 1.3%
213,429	Ollie’s Bargain Outlet Holdings, Inc.(a)	20,510,527

	Oil, Gas & Consumable Fuels – 0.7%
231,370	PDC Energy, Inc.(a)	11,327,875

	Pharmaceuticals – 1.9%
212,531	Aerie Pharmaceuticals, Inc.(a)	13,081,283

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – continued
328,179	Supernus Pharmaceuticals, Inc.(a)	$16,523,813

		29,605,096

	Semiconductors & Semiconductor Equipment – 2.6%
128,431	MKS Instruments, Inc.	10,293,744
130,673	Monolithic Power Systems, Inc.	16,403,382
165,286	Silicon Laboratories, Inc.(a)	15,173,255

		41,870,381

	Software – 14.5%
173,434	2U, Inc.(a)	13,040,503
148,764	Blackbaud, Inc.	15,096,571
305,154	Envestnet, Inc.(a)	18,599,136
462,441	Five9, Inc.(a)	20,204,047
198,702	Guidewire Software, Inc.(a)	20,070,889
114,601	HubSpot, Inc.(a)	17,299,021
482,252	Mimecast Ltd.(a)	20,196,714
364,885	Q2 Holdings, Inc.(a)	22,093,787
496,007	Rapid7, Inc.(a)	18,312,578
334,608	RealPage, Inc.(a)	22,050,667
214,326	RingCentral, Inc., Class A(a)	19,943,034
216,419	Talend S.A., ADR(a)	15,093,061
105,406	Varonis Systems, Inc.(a)	7,720,990

		229,720,998

	Specialty Retail – 2.2%
468,796	At Home Group, Inc.(a)	14,781,138
425,960	National Vision Holdings, Inc.(a)	19,227,834

		34,008,972

	Textiles, Apparel & Luxury Goods – 4.2%
196,833	Columbia Sportswear Co.	18,319,247
682,748	Crocs, Inc.(a)	14,535,705
385,218	G-III Apparel Group Ltd.(a)	18,563,655
276,523	Steven Madden Ltd.	14,628,067

		66,046,674

	Thrifts & Mortgage Finance – 0.6%
196,758	Essent Group Ltd.(a)	8,706,542

	Trading Companies & Distributors – 1.8%
507,220	BMC Stock Holdings, Inc.(a)	9,459,653
246,770	SiteOne Landscape Supply, Inc.(a)	18,591,652

		28,051,305

	Total Common Stocks (Identified Cost $976,295,315)	1,517,502,364

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.1%
$65,314,588	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $65,321,664 on 10/01/2018 collateralized by $67,080,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $66,623,319 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $65,314,588)	$65,314,588

	Total Investments – 100.1% (Identified Cost $1,041,609,903)	1,582,816,952
	Other assets less liabilities—(0.1)%	(1,753,311)

	Net Assets – 100.0%	$1,581,063,641

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2018

Software	14.5%
Health Care Equipment & Supplies	10.1
Machinery	5.0
IT Services	4.9
Health Care Providers & Services	4.8
Biotechnology	4.7
Diversified Consumer Services	4.3
Textiles, Apparel & Luxury Goods	4.2
Banks	3.6
Health Care Technology	3.6
Aerospace & Defense	3.4
Semiconductors & Semiconductor Equipment	2.6
Hotels, Restaurants & Leisure	2.6
Specialty Retail	2.2
Insurance	2.0
Other Investments, less than 2% each	23.5
Short-Term Investments	4.1

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 99.1% of Net Assets

	Aerospace & Defense – 1.7%
255,946	Aerojet Rocketdyne Holdings, Inc.(a)	$8,699,605
123,267	BWX Technologies, Inc.	7,709,118

		16,408,723

	Auto Components – 2.0%
227,260	Cooper Tire & Rubber Co.	6,431,458
95,349	Fox Factory Holding Corp.(a)	6,679,198
75,759	LCI Industries	6,272,845

		19,383,501

	Banks – 16.7%
246,943	BancorpSouth Bank	8,075,036
101,926	Bank OZK	3,869,111
187,369	Bryn Mawr Bank Corp.	8,787,606
93,559	Carolina Financial Corp.	3,529,046
230,414	Cathay General Bancorp	9,548,356
295,898	CenterState Bank Corp.	8,299,939
176,008	Chemical Financial Corp.	9,398,827
362,569	CVB Financial Corp.	8,092,540
286,314	First Financial Bancorp	8,503,526
113,874	First Financial Bankshares, Inc.	6,729,953
364,502	Home BancShares, Inc.	7,982,594
111,663	IBERIABANK Corp.	9,083,785
168,893	PacWest Bancorp	8,047,751
120,553	Pinnacle Financial Partners, Inc.	7,251,263
230,444	Popular, Inc.	11,810,255
140,579	Prosperity Bancshares, Inc.	9,749,154
53,627	Signature Bank	6,158,525
91,385	Texas Capital Bancshares, Inc.(a)	7,552,970
250,033	Triumph Bancorp, Inc.(a)	9,551,261
127,878	Wintrust Financial Corp.	10,861,957

		162,883,455

	Beverages – 0.8%
498,104	Cott Corp.	8,044,380

	Building Products – 1.4%
120,321	Armstrong World Industries, Inc.(a)	8,374,342
77,074	Masonite International Corp.(a)	4,940,443

		13,314,785

	Capital Markets – 1.4%
324,184	Donnelley Financial Solutions, Inc.(a)	5,809,377
147,790	Stifel Financial Corp.	7,575,716

		13,385,093

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 4.3%
269,946	AdvanSix, Inc.(a)	$9,164,667
70,384	Ashland Global Holdings, Inc.	5,902,402
93,480	Cabot Corp.	5,863,066
87,316	Ingevity Corp.(a)	8,895,754
89,569	Minerals Technologies, Inc.	6,054,864
83,057	WR Grace & Co.	5,935,253

		41,816,006

	Commercial Services & Supplies – 3.8%
107,350	Clean Harbors, Inc.(a)	7,684,113
211,905	KAR Auction Services, Inc.	12,648,610
232,661	Kimball International, Inc.	3,897,072
190,190	LSC Communications, Inc.	2,103,501
183,580	Viad Corp.	10,877,115

		37,210,411

	Communications Equipment – 1.0%
279,340	Digi International, Inc.(a)	3,757,123
518,099	Viavi Solutions, Inc.(a)	5,875,243

		9,632,366

	Construction & Engineering – 0.3%
77,601	MYR Group, Inc.(a)	2,532,897

	Construction Materials – 0.2%
43,734	U.S. Concrete, Inc.(a)	2,005,204

	Consumer Finance – 0.7%
195,823	PRA Group, Inc.(a)	7,049,628

	Distributors – 0.2%
53,467	Core-Mark Holding Co., Inc.	1,815,739

	Diversified Consumer Services – 1.1%
74,038	Adtalem Global Education, Inc.(a)	3,568,632
121,764	ServiceMaster Global Holdings, Inc.(a)	7,553,021

		11,121,653

	Diversified Financial Services – 0.4%
190,922	Cannae Holdings, Inc.(a)	3,999,816

	Electric Utilities – 1.2%
152,301	ALLETE, Inc.	11,424,098

	Electrical Equipment – 0.7%
228,520	TPI Composites, Inc.(a)	6,524,246

	Electronic Equipment, Instruments & Components – 4.5%
97,683	Belden, Inc.	6,975,543

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
105,632	II-VI, Inc.(a)	$4,996,393
84,684	Kimball Electronics, Inc.(a)	1,664,041
74,058	Littelfuse, Inc.	14,655,338
131,419	Methode Electronics, Inc.	4,757,368
46,883	Rogers Corp.(a)	6,906,803
181,363	Vishay Intertechnology, Inc.	3,690,737

		43,646,223

	Energy Equipment & Services – 2.8%
177,468	Apergy Corp.(a)	7,730,506
280,567	C&J Energy Services, Inc.(a)	5,835,794
62,228	KLX Energy Services Holdings, Inc.(a)	1,991,918
94,020	Natural Gas Services Group, Inc.(a)	1,983,822
151,990	Oil States International, Inc.(a)	5,046,068
230,629	U.S. Silica Holdings, Inc.	4,342,744

		26,930,852

	Food Products – 3.1%
161,073	Darling Ingredients, Inc.(a)	3,111,930
50,327	J&J Snack Foods Corp.	7,593,841
422,096	Nomad Foods Ltd.(a)	8,551,665
76,267	Post Holdings, Inc.(a)	7,477,217
523,103	SunOpta, Inc.(a)	3,844,807

		30,579,460

	Health Care Equipment & Supplies – 2.4%
145,580	Avanos Medical, Inc.(a)	9,972,230
100,331	Quidel Corp.(a)	6,538,571
247,116	Varex Imaging Corp.(a)	7,082,345

		23,593,146

	Health Care Providers & Services – 0.7%
126,877	AMN Healthcare Services, Inc.(a)	6,940,172

	Hotels, Restaurants & Leisure – 2.2%
38,038	Churchill Downs, Inc.	10,563,153
17,148	Cracker Barrel Old Country Store, Inc.	2,522,985
79,269	Marriott Vacations Worldwide Corp.	8,858,311

		21,944,449

	Household Durables – 0.7%
54,501	Helen of Troy Ltd.(a)	7,134,181

	Household Products – 0.6%
73,890	Spectrum Brands Holdings, Inc.	5,521,061

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Independent Power & Renewable Electricity Producers – 0.7%
135,835	NextEra Energy Partners LP	$6,587,997

	Industrial Conglomerates – 0.9%
188,386	Raven Industries, Inc.	8,618,659

	Insurance – 3.7%
238,505	Employers Holdings, Inc.	10,804,276
135,491	First American Financial Corp.	6,989,981
127,922	ProAssurance Corp.	6,005,938
64,717	Reinsurance Group of America, Inc.	9,355,490
58,123	Stewart Information Services Corp.	2,616,116

		35,771,801

	Interactive Media & Services – 0.4%
19,703	IAC/InterActiveCorp(a)	4,270,034

	IT Services – 4.9%
383,813	Conduent, Inc.(a)	8,643,469
93,053	CSG Systems International, Inc.	3,735,147
108,400	Euronet Worldwide, Inc.(a)	10,863,848
143,583	Genpact Ltd.	4,395,076
340,535	Perspecta, Inc.	8,758,560
54,566	WEX, Inc.(a)	10,954,670

		47,350,770

	Life Sciences Tools & Services – 0.9%
133,497	Cambrex Corp.(a)	9,131,195

	Machinery – 6.3%
44,493	Alamo Group, Inc.	4,076,004
32,612	Albany International Corp., Class A	2,592,654
117,459	Altra Industrial Motion Corp.	4,851,057
199,235	Columbus McKinnon Corp.	7,877,752
96,109	EnPro Industries, Inc.	7,009,229
201,567	Evoqua Water Technologies Corp.(a)	3,583,861
63,972	John Bean Technologies Corp.	7,631,860
26,099	Kadant, Inc.	2,814,777
36,547	RBC Bearings, Inc.(a)	5,495,207
81,278	Standex International Corp.	8,473,231
63,315	WABCO Holdings, Inc.(a)	7,467,371

		61,873,003

	Marine – 0.5%
55,258	Kirby Corp.(a)	4,544,970

	Media – 2.8%
128,493	Emerald Expositions Events, Inc.	2,117,565
169,129	GCI Liberty, Inc., Class A(a)	8,625,579

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – continued
592,370	Gray Television, Inc.(a)	$10,366,475
97,470	John Wiley & Sons, Inc., Class A	5,906,682

		27,016,301

	Metals & Mining – 0.4%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d)	—
111,780	Haynes International, Inc.	3,968,190

		3,968,190

	Multi-Utilities – 0.8%
134,804	NorthWestern Corp.	7,907,603

	Multiline Retail – 0.5%
118,938	Big Lots, Inc.	4,970,419

	Oil, Gas & Consumable Fuels – 1.5%
4,866	Arch Coal, Inc., Class A	435,020
332,301	Gulfport Energy Corp.(a)	3,459,253
468,167	QEP Resources, Inc.(a)	5,299,651
623,853	SRC Energy, Inc.(a)	5,546,053

		14,739,977

	Pharmaceuticals – 1.5%
171,718	Catalent, Inc.(a)	7,821,755
182,636	Prestige Consumer Healthcare, Inc.(a)	6,920,078

		14,741,833

	Professional Services – 1.7%
69,320	Insperity, Inc.	8,176,294
175,860	Korn/Ferry International	8,659,346

		16,835,640

	REITs – Apartments – 0.5%
123,273	American Campus Communities, Inc.	5,073,917

	REITs – Diversified – 1.0%
150,675	CorePoint Lodging, Inc.	2,930,629
103,633	CyrusOne, Inc.	6,570,332

		9,500,961

	REITs – Health Care – 0.4%
168,558	Sabra Health Care REIT, Inc.	3,897,061

	REITs – Hotels – 0.5%
197,797	Hersha Hospitality Trust	4,484,058

	REITs – Mortgage – 0.7%
571,570	iStar, Inc.	6,384,437

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Office Property – 0.7%
190,298	JBG SMITH Properties	$7,008,675

	REITs – Shopping Centers – 1.1%
556,780	Retail Opportunity Investments Corp.	10,395,083

	REITs – Single Tenant – 0.5%
107,615	National Retail Properties, Inc.	4,823,304

	REITs – Storage – 0.9%
312,934	CubeSmart	8,928,007

	REITs – Warehouse/Industrials – 0.7%
208,288	Rexford Industrial Realty, Inc.	6,656,884

	Road & Rail – 1.6%
80,814	Genesee & Wyoming, Inc., Class A(a)	7,353,266
50,832	Old Dominion Freight Line, Inc.	8,197,168

		15,550,434

	Semiconductors & Semiconductor Equipment – 2.7%
100,058	Advanced Energy Industries, Inc.(a)	5,167,996
129,077	Mellanox Technologies Ltd.(a)	9,480,705
99,552	Semtech Corp.(a)	5,535,091
255,451	Ultra Clean Holdings, Inc.(a)	3,205,910
94,179	Versum Materials, Inc.	3,391,386

		26,781,088

	Software – 2.2%
115,902	CommVault Systems, Inc.(a)	8,113,140
35,528	LogMeIn, Inc.	3,165,545
321,372	TiVo Corp.	4,001,081
116,593	Verint Systems, Inc.(a)	5,841,309

		21,121,075

	Specialty Retail – 1.2%
112,222	Aaron’s, Inc.	6,111,610
53,284	Genesco, Inc.(a)	2,509,677
152,895	Sally Beauty Holdings, Inc.(a)	2,811,739

		11,433,026

	Technology Hardware, Storage & Peripherals – 0.3%
143,486	Cray, Inc.(a)	3,084,949

	Thrifts & Mortgage Finance – 1.7%
64,242	Federal Agricultural Mortgage Corp., Class C	4,636,988
65,990	Meta Financial Group, Inc.	5,454,073

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – continued
251,288	OceanFirst Financial Corp.	$6,840,059

		16,931,120

	Total Common Stocks (Identified Cost $651,374,613)	965,224,016

Closed-End Investment Companies – 0.3%
212,488	Hercules Capital, Inc. (Identified Cost $2,911,138)	2,796,342

Principal Amount

Short-Term Investments – 0.7%
$6,856,247	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $6,856,990 on 10/01/2018 collateralized by $7,045,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $6,997,038 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,856,247)	6,856,247

	Total Investments – 100.1% (Identified Cost $661,141,998)	974,876,605
	Other assets less liabilities—(0.1)%	(1,192,106)

	Net Assets – 100.0%	$973,684,499

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Illiquid security. (Unaudited)
(c)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of this security amounted to $0. See Note 2 of Notes to Financial Statements.
(d)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0. At September 30, 2018, the value of this security amounted to $0.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2018

Banks	16.7%
Machinery	6.3
IT Services	4.9
Electronic Equipment, Instruments & Components	4.5
Chemicals	4.3
Commercial Services & Supplies	3.8
Insurance	3.7
Food Products	3.1
Media	2.8
Energy Equipment & Services	2.8
Semiconductors & Semiconductor Equipment	2.7
Health Care Equipment & Supplies	2.4
Hotels, Restaurants & Leisure	2.2
Software	2.2
Auto Components	2.0
Other Investments, less than 2% each	35.0
Short-Term Investments	0.7

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.5% of Net Assets

	Aerospace & Defense – 3.9%
2,519	BWX Technologies, Inc.	$157,538
3,147	HEICO Corp.	291,444
3,403	Hexcel Corp.	228,171

		677,153

	Air Freight & Logistics – 1.4%
2,227	XPO Logistics, Inc.(a)	254,257

	Banks – 3.6%
3,816	Columbia Banking System, Inc.	147,946
6,375	Home BancShares, Inc.	139,613
2,119	UMB Financial Corp.	150,237
3,447	Western Alliance Bancorp(a)	196,100

		633,896

	Biotechnology – 4.5%
933	Argenx SE, ADR(a)	70,759
1,870	Ascendis Pharma AS, ADR(a)	132,508
1,791	Blueprint Medicines Corp.(a)	139,805
9,726	Ironwood Pharmaceuticals, Inc.(a)	179,542
2,144	Neurocrine Biosciences, Inc.(a)	263,605

		786,219

	Capital Markets – 2.9%
986	MarketAxess Holdings, Inc.	175,991
938	Morningstar, Inc.	118,094
1,171	MSCI, Inc.	207,747

		501,832

	Chemicals – 1.6%
2,832	Ingevity Corp.(a)	288,524

	Commercial Services & Supplies – 2.7%
4,283	KAR Auction Services, Inc.	255,652
5,870	Ritchie Bros. Auctioneers, Inc.	212,083

		467,735

	Communications Equipment – 0.8%
4,264	Ciena Corp.(a)	133,207

	Construction & Engineering – 1.3%
12,810	Willscot Corp.(a)	219,692

	Consumer Finance – 0.5%
7,890	SLM Corp.(a)	87,974

	Diversified Consumer Services – 2.9%
1,771	Bright Horizons Family Solutions, Inc.(a)	208,695

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Consumer Services – continued
2,655	Grand Canyon Education, Inc.(a)	$299,484

		508,179

	Diversified Telecommunication Services – 1.4%
4,276	Cogent Communications Holdings, Inc.	238,601

	Electrical Equipment – 2.2%
4,185	Generac Holdings, Inc.(a)	236,076
2,899	Sensata Technologies Holding PLC(a)	143,645

		379,721

	Electronic Equipment, Instruments & Components – 4.1%
4,056	FLIR Systems, Inc.	249,322
4,679	National Instruments Corp.	226,136
5,776	Trimble, Inc.(a)	251,025

		726,483

	Energy Equipment & Services – 2.5%
3,961	Cactus, Inc., Class A(a)	151,627
2,643	Dril-Quip, Inc.(a)	138,097
4,211	Oil States International, Inc.(a)	139,805

		429,529

	Entertainment – 1.5%
4,870	Live Nation Entertainment, Inc.(a)	265,269

	Food & Staples Retailing – 1.0%
6,494	Sprouts Farmers Market, Inc.(a)	178,001

	Food Products – 0.7%
6,430	Nomad Foods Ltd.(a)	130,272

	Health Care Equipment & Supplies – 4.8%
3,150	Merit Medical Systems, Inc.(a)	193,568
1,581	Penumbra, Inc.(a)	236,676
1,321	West Pharmaceutical Services, Inc.	163,104
8,272	Wright Medical Group NV(a)	240,053

		833,401

	Health Care Providers & Services – 4.2%
2,933	HealthEquity, Inc.(a)	276,905
1,448	LHC Group, Inc.(a)	149,129
986	WellCare Health Plans, Inc.(a)	316,003

		742,037

	Health Care Technology – 2.8%
2,890	Medidata Solutions, Inc.(a)	211,866
2,512	Veeva Systems, Inc., Class A(a)	273,481

		485,347

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 4.3%
4,816	Planet Fitness, Inc., Class A(a)	$260,209
3,382	Texas Roadhouse, Inc.	234,339
951	Vail Resorts, Inc.	260,973

		755,521

	Insurance – 1.2%
2,709	Kemper Corp.	217,939

	IT Services – 5.4%
4,318	Black Knight, Inc.(a)	224,320
1,636	Broadridge Financial Solutions, Inc.	215,870
1,771	EPAM Systems, Inc.(a)	243,867
1,322	WEX, Inc.(a)	265,405

		949,462

	Life Sciences Tools & Services – 1.8%
2,007	ICON PLC(a)	308,576

	Machinery – 4.0%
3,875	Altra Industrial Motion Corp.	160,037
6,440	Gardner Denver Holdings, Inc.(a)	182,510
3,765	Sun Hydraulics Corp.	206,247
1,362	WABCO Holdings, Inc.(a)	160,634

		709,428

	Oil, Gas & Consumable Fuels – 1.1%
1,406	Diamondback Energy, Inc.	190,077

	Pharmaceuticals – 0.8%
2,854	Zogenix, Inc.(a)	141,558

	Professional Services – 3.1%
712	CoStar Group, Inc.(a)	299,638
3,229	TransUnion	237,590

		537,228

	Real Estate Management & Development – 1.2%
2,407	First Service Corp.	203,777

	Semiconductors & Semiconductor Equipment – 2.7%
2,113	Advanced Energy Industries, Inc.(a)	109,136
3,054	Semtech Corp.(a)	169,802
2,052	Silicon Laboratories, Inc.(a)	188,374

		467,312

	Software – 14.2%
2,048	Blackbaud, Inc.	207,831
2,868	Guidewire Software, Inc.(a)	289,697
1,887	HubSpot, Inc.(a)	284,843

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – continued
2,558	j2 Global, Inc.	$211,930
2,760	Paylocity Holding Corp.(a)	221,683
3,358	PTC, Inc.(a)	356,586
3,570	Talend S.A., ADR(a)	248,972
921	Tyler Technologies, Inc.(a)	225,700
756	Ultimate Software Group, Inc. (The)(a)	243,576
2,693	Zendesk, Inc.(a)	191,203

		2,482,021

	Specialty Retail – 1.1%
6,339	At Home Group, Inc.(a)	199,869

	Textiles, Apparel & Luxury Goods – 3.4%
1,489	Carter’s, Inc.	146,815
2,317	Columbia Sportswear Co.	215,643
4,888	G-III Apparel Group Ltd.(a)	235,553

		598,011

	Trading Companies & Distributors – 1.9%
8,202	BMC Stock Holdings, Inc.(a)	152,967
2,330	SiteOne Landscape Supply, Inc.(a)	175,542

		328,509

	Total Common Stocks (Identified Cost $14,605,942)	17,056,617

Principal Amount

Short-Term Investments – 4.6%
$807,593	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300%, to be repurchased at $807,681 on 10/01/2018 collateralized by $835,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $828,460 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $807,593)	807,593

	Total Investments – 102.1% (Identified Cost $15,413,535)	17,864,210
	Other assets less liabilities—(2.1)%	(364,008)

	Net Assets – 100.0%	$17,500,202

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
SLM	Sallie Mae

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2018

Software	14.2%
IT Services	5.4
Health Care Equipment & Supplies	4.8
Biotechnology	4.5
Hotels, Restaurants & Leisure	4.3
Health Care Providers & Services	4.2
Electronic Equipment, Instruments & Components	4.1
Machinery	4.0
Aerospace & Defense	3.9
Banks	3.6
Textiles, Apparel & Luxury Goods	3.4
Professional Services	3.1
Diversified Consumer Services	2.9
Capital Markets	2.9
Health Care Technology	2.8
Commercial Services & Supplies	2.7
Semiconductors & Semiconductor Equipment	2.7
Energy Equipment & Services	2.5
Electrical Equipment	2.2
Other Investments, less than 2% each	19.3
Short-Term Investments	4.6

Total Investments	102.1
Other assets less liabilities	(2.1)

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Statements of Assets and Liabilities

September 30, 2018

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,041,609,903	$661,141,998	$15,413,535
Net unrealized appreciation	541,207,049	313,734,607	2,450,675

Investments at value	1,582,816,952	974,876,605	17,864,210
Cash	312,566	—	—
Receivable for Fund shares sold	2,471,505	471,869	—
Receivable for securities sold	—	2,764,507	—
Dividends and interest receivable	162,275	777,425	3,855
Prepaid expenses (Note 7)	1,325	1,003	11

TOTAL ASSETS	1,585,764,623	978,891,409	17,868,076

LIABILITIES
Payable for securities purchased	2,422,947	3,610,774	259,842
Payable for Fund shares redeemed	971,642	634,375	36,891
Management fees payable (Note 5)	978,856	602,778	1,805
Deferred Trustees’ fees (Note 5)	164,348	227,098	19,751
Administrative fees payable (Note 5)	56,619	35,874	608
Payable to distributor (Note 5d)	13,202	9,225	4
Other accounts payable and accrued expenses	93,368	86,786	48,973

TOTAL LIABILITIES	4,700,982	5,206,910	367,874

NET ASSETS	$1,581,063,641	$973,684,499	$17,500,202

NET ASSETS CONSIST OF:
Paid-in capital	$920,641,911	$553,853,198	$10,456,036
Accumulated earnings	660,421,730	419,831,301	7,044,166

NET ASSETS	$1,581,063,641	$973,684,499	$17,500,202

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$926,914,438	$587,197,927	$17,500,202

Shares of beneficial interest	29,379,668	16,648,221	1,129,883

Net asset value, offering and redemption price per share	$31.55	$35.27	$15.49

Retail Class:
Net assets	$136,414,867	$208,310,491	$—

Shares of beneficial interest	4,689,129	6,009,819	—

Net asset value, offering and redemption price per share	$29.09	$34.66	$—

Admin Class shares:
Net assets	$—	$24,529,757	$—

Shares of beneficial interest	—	737,821	—

Net asset value, offering and redemption price per share	$—	$33.25	$—

Class N shares:
Net assets	$517,734,336	$153,646,324	$—

Shares of beneficial interest	16,302,647	4,351,905	—

Net asset value, offering and redemption price per share	$31.76	$35.31	$—

See accompanying notes to financial statements.

|  40

Statements of Operations

For the Year Ended September 30, 2018

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,608,765	$11,834,071	$83,731
Interest	447,940	144,466	5,973
Less net foreign taxes withheld	—	(41,511)	(792)

	5,056,705	11,937,026	88,912

Expenses
Management fees (Note 5)	10,158,265	7,700,146	132,762
Service and distribution fees (Note 5)	293,140	718,104	—
Administrative fees (Note 5)	595,459	451,857	7,796
Trustees’ fees and expenses (Note 5)	64,117	60,413	17,074
Transfer agent fees and expenses (Notes 5 and 6)	1,131,161	806,991	2,320
Audit and tax services fees	40,857	41,832	41,086
Custodian fees and expenses	64,247	30,201	10,686
Legal fees	26,381	20,618	398
Registration fees	88,665	76,849	24,941
Shareholder reporting expenses	82,009	105,681	4,482
Miscellaneous expenses (Note 7)	42,388	39,442	11,606

Total expenses	12,586,689	10,052,134	253,151
Less waiver and/or expense reimbursement (Note 5)	—	(195,729)	(102,676)

Net expenses	12,586,689	9,856,405	150,475

Net investment income (loss)	(7,529,984)	2,080,621	(61,563)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	143,506,294	118,702,551	5,067,741
Net change in unrealized appreciation (depreciation) on:
Investments	216,618,091	(58,719,669)	(965,346)

Net realized and unrealized gain on investments	360,124,385	59,982,882	4,102,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$352,594,401	$62,063,503	$4,040,832

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income (loss)	$(7,529,984)	$(5,572,322)	$2,080,621	$3,245,976
Net realized gain on investments	143,506,294	135,932,255	118,702,551	115,058,075
Net change in unrealized appreciation (depreciation) on investments	216,618,091	112,076,460	(58,719,669)	73,375,443

Net increase in net assets resulting from operations	352,594,401	242,436,393	62,063,503	191,679,494

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(93,157,470)	—	(73,726,264)	(55,422,671	)(a)
Retail Class	(13,096,336)	—	(27,201,028)	(21,255,031	)(a)
Admin Class	—	—	(3,453,473)	(3,598,566	)(a)
Class N	(35,428,773)	—	(16,470,360)	(7,013,982	)(a)

Total distributions	(141,682,579)	—	(120,851,125)	(87,290,250)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	159,153,016	(159,223,554)	(50,857,393)	(55,801,811)

Net increase (decrease) in net assets	370,064,838	83,212,839	(109,645,015)	48,587,433
NET ASSETS
Beginning of the year	1,210,998,803	1,127,785,964	1,083,329,514	1,034,742,081

End of the year	$1,581,063,641	$1,210,998,803	$973,684,499	$1,083,329,514

(a)	See Note 2d of Notes to Financial Statements.

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income (loss)	$(61,563)	$1,597
Net realized gain on investments	5,067,741	678,497
Net change in unrealized appreciation (depreciation) on investments	(965,346)	2,355,415

Net increase in net assets resulting from operations	4,040,832	3,035,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	—	(22,881	)(a)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,132,819)	(394,862)

Net increase in net assets	2,908,013	2,617,766
NET ASSETS
Beginning of the year	14,592,189	11,974,423

End of the year	$17,500,202	$14,592,189

(a)	See Note 2d of Notes to Financial Statements.

See accompanying notes to financial statements.

43  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$27.37	$22.03	$22.22	$24.27	$26.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.12)	(0.09)	(0.14)	(0.16	)(b)
Net realized and unrealized gain (loss)	7.54	5.46	1.59	1.63	(0.09)

Total from Investment Operations	7.38	5.34	1.50	1.49	(0.25)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(3.20)	—	(1.69)	(3.54)	(1.83)

Net asset value, end of the period	$31.55	$27.37	$22.03	$22.22	$24.27

Total return	29.77%	24.24%	6.92%	5.78%	(1.31	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$926,914	$824,103	$812,383	$800,883	$852,131
Net expenses	0.94%	0.95%	0.95%	0.94%	0.94%
Gross expenses	0.94%	0.95%	0.95%	0.94%	0.94%
Net investment loss	(0.58)%	(0.49)%	(0.41)%	(0.57)%	(0.63	)%(b)
Portfolio turnover rate	41%	45%	56%	78%	63%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$25.53	$20.61	$20.93	$23.10	$25.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.16)	(0.13)	(0.19)	(0.22	)(b)
Net realized and unrealized gain (loss)	6.98	5.08	1.50	1.56	(0.08)

Total from Investment Operations	6.76	4.92	1.37	1.37	(0.30)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(3.20)	—	(1.69)	(3.54)	(1.83)

Net asset value, end of the period	$29.09	$25.53	$20.61	$20.93	$23.10

Total return	29.45%	23.93%	6.61%	5.58%	(1.58	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$136,415	$107,387	$118,670	$162,906	$175,393
Net expenses	1.19%	1.20%	1.20%	1.19%	1.21%
Gross expenses	1.19%	1.20%	1.20%	1.19%	1.21%
Net investment loss	(0.82)%	(0.73)%	(0.66)%	(0.82)%	(0.90	)%(b)
Portfolio turnover rate	41%	45%	56%	78%	63%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$27.50	$22.11	$22.27	$24.29	$26.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.09)	(0.06)	(0.12)	(0.14	)(b)
Net realized and unrealized gain (loss)	7.58	5.48	1.59	1.64	(0.10)

Total from Investment Operations	7.46	5.39	1.53	1.52	(0.24)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(3.20)	—	(1.69)	(3.54)	(1.83)

Net asset value, end of the period	$31.76	$27.50	$22.11	$22.27	$24.29

Total return	29.93%	24.38%	7.05%	5.92%	(1.27	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$517,734	$279,508	$196,733	$162,591	$15,080
Net expenses	0.82%	0.82%	0.83%	0.83%	0.83%
Gross expenses	0.82%	0.82%	0.83%	0.83%	0.83%
Net investment loss	(0.43)%	(0.39)%	(0.29)%	(0.51)%	(0.53	)%(b)
Portfolio turnover rate	41%	45%	56%	78%	63%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$37.37	$33.78	$32.19	$36.40	$37.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.13	0.17	0.27	0.20
Net realized and unrealized gain (loss)	2.11	6.36	4.82	0.49	2.18

Total from Investment Operations	2.20	6.49	4.99	0.76	2.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.14)	(0.22)	(0.22)	(0.10)
Net realized capital gains	(4.25)	(2.76)	(3.18)	(4.75)	(3.30)

Total Distributions	(4.30)	(2.90)	(3.40)	(4.97)	(3.40)

Net asset value, end of the period	$35.27	$37.37	$33.78	$32.19	$36.40

Total return(b)	6.21%	19.68%	16.75%	1.20%	6.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$587,198	$665,229	$654,501	$666,107	$730,901
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.92%	0.93%	0.93%	0.92%	0.91%
Net investment income	0.26%	0.37%	0.52%	0.75%	0.53%
Portfolio turnover rate	19%	25%	22%	22%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$36.83	$33.33	$31.78	$35.98	$37.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)	0.04	0.08	0.18	0.10
Net realized and unrealized gain (loss)	2.08	6.27	4.77	0.48	2.16

Total from Investment Operations	2.08	6.31	4.85	0.66	2.26

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.12)	(0.11)	(0.01)
Net realized capital gains	(4.25)	(2.76)	(3.18)	(4.75)	(3.30)

Total Distributions	(4.25)	(2.81)	(3.30)	(4.86)	(3.31)

Net asset value, end of the period	$34.66	$36.83	$33.33	$31.78	$35.98

Total return(c)	5.95%	19.38%	16.47%	0.94%	5.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$208,310	$251,405	$267,936	$306,360	$358,698
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.17%	1.18%	1.18%	1.17%	1.20%
Net investment income	0.01%	0.12%	0.27%	0.50%	0.28%
Portfolio turnover rate	19%	25%	22%	22%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$35.58	$32.31	$30.88		$35.06		$36.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	(0.04)	0.01		0.09		0.01
Net realized and unrealized gain (loss)	2.00	6.07	4.62		0.48		2.11

Total from Investment Operations	1.92	6.03	4.63		0.57		2.12

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.02)		(0.00	)(b)	—
Net realized capital gains	(4.25)	(2.76)	(3.18)		(4.75)		(3.30)

Total Distributions	(4.25)	(2.76)	(3.20)		(4.75)		(3.30)

Net asset value, end of the period	$33.25	$35.58	$32.31		$30.88		$35.06

Total return(c)	5.68%	19.10%	16.19%		0.71%		5.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,530	$30,533	$43,973		$45,762		$61,791
Net expenses(d)	1.40%	1.40%	1.39	%(e)	1.38	%(f)	1.40%
Gross expenses	1.42%	1.43%	1.42	%(e)	1.40	%(f)	1.51%
Net investment income (loss)	(0.24)%	(0.11)%	0.03%		0.28%		0.02%
Portfolio turnover rate	19%	25%	22%		22%		23%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$37.41	$33.81	$32.22	$36.44		$37.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.15	0.19	0.27		0.23
Net realized and unrealized gain (loss)	2.11	6.37	4.83	0.50		2.18

Total from Investment Operations	2.23	6.52	5.02	0.77		2.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.16)	(0.25)	(0.24)		(0.11)
Net realized capital gains	(4.25)	(2.76)	(3.18)	(4.75)		(3.30)

Total Distributions	(4.33)	(2.92)	(3.43)	(4.99)		(3.41)

Net asset value, end of the period	$35.31	$37.41	$33.81	$32.22		$36.44

Total return	6.28%	19.78%	16.84%	1.25%		6.25	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$153,646	$136,162	$68,332	$38,555		$2,568
Net expenses	0.83%	0.83%	0.83%	0.83	%(c)	0.85	%(d)
Gross expenses	0.83%	0.83%	0.83%	0.83	%(c)	0.89%
Net investment income	0.33%	0.44%	0.61%	0.76%		0.60%
Portfolio turnover rate	19%	25%	22%	22%		23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund—Institutional Class
	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$12.31		$9.73	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		0.00 (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	3.23		2.60	0.70	(0.94)

Total from Investment Operations	3.18		2.60	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)	—	—

Net asset value, end of the period	$15.49		$12.31	$9.73	$9.05

Total return(c)	25.83%		26.74%	7.51%	(9.50	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,500		$14,592	$11,974	$9,242
Net expenses(e)	0.85%		0.85%	0.85%	0.85	%(f)
Gross expenses	1.43%		1.57%	1.75%	2.65	%(f)
Net investment income (loss)	(0.35)%		0.01%	(0.22)%	(0.53	)%(f)
Portfolio turnover rate	102	%(g)	49%	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

51  |

Notes to Financial Statements

September 30, 2018

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Subsequent to year-end on October 1, 2018, Small Cap Growth Fund re-opened to new investors. Effective November 27, 2017, Small Cap Value Fund re-opened to new investors. Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share

|  52

Notes to Financial Statements – continued

September 30, 2018

of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and

53  |

Notes to Financial Statements – continued

September 30, 2018

other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

|  54

Notes to Financial Statements – continued

September 30, 2018

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  New Disclosure Requirements. In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income and Accumulated Net Investment Loss, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

Small Cap Growth Fund

ACCUMULATED NET INVESTMENT LOSS	$(5,263,019)

Small Cap Value Fund

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(2,669,796)
Retail Class	(383,151)
Class N	(394,109)

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Net realized capital gains
Institutional Class	$(52,752,875)
Retail Class	(20,871,880)
Admin Class	(3,598,566)
Class N	(6,619,873)

Total distributions	$(87,290,250)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(210,306)

Small/Mid Cap Growth Fund

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(22,881)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(61,727)

e.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a

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Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distribution re-designations, and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$141,682,579	$141,682,579	$—	$—	$—
Small Cap Value Fund	1,359,796	119,491,329	120,851,125	3,961,114	83,329,136	87,290,250
Small/Mid Cap Growth Fund	—	—	—	22,881	—	22,881

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2d of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$909,338	$—
Undistributed long-term capital gains	118,993,134	105,323,288	4,717,064

Total undistributed earnings	118,993,134	106,232,626	4,717,064

Late-year ordinary and post-October capital loss deferrals*	(202,395)	—	(46,179)

Unrealized appreciation	541,795,339	313,825,773	2,393,032

Total accumulated earnings	$660,586,078	$420,058,399	$7,063,917

Capital loss carryforward utilized in the current year	$—	$—	$407,754

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2018, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,041,021,613	$661,050,832	$15,471,178

Gross tax appreciation	$552,711,139	$346,019,934	$2,616,209
Gross tax depreciation	(10,915,800)	(32,194,161)	(223,177)

Net tax appreciation	$541,795,339	$313,825,773	$2,393,032

g.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

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h.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, none of the Funds had loaned securities under this agreement.

i.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,517,502,364	$—	$—	$1,517,502,364
Short-Term Investments	—	65,314,588	—	65,314,588

Total	$1,517,502,364	$65,314,588	$—	$1,582,816,952

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$965,224,016	$—	$—	$965,224,016
Closed-End Investment Companies	2,796,342	—	—	2,796,342
Short-Term Investments	—	6,856,247	—	6,856,247

Total	$968,020,358	$6,856,247	$—	$974,876,605

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,056,617	$—	$—	$17,056,617
Short-Term Investments	—	807,593	—	807,593

Total	$17,056,617	$807,593	$—	$17,864,210

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities. For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$532,560,398	$527,252,099
Small Cap Value Fund	195,188,871	345,164,307
Small/Mid Cap Growth Fund	16,863,529	18,071,069

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed

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fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Small Cap Growth Fund	$10,158,265	$—	$10,158,265	0.75%	0.75%
Small Cap Value Fund	7,700,146	—	7,700,146	0.75%	0.75%
Small/Mid Cap Growth Fund	132,762	102,676	30,086	0.75%	0.17%

For the year ended September 30, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$137,802	$51,701	$6,226	$—	$195,729

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2019.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$293,140	$—
Small Cap Value Fund	69,659	578,786	69,659

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

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For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$595,459
Small Cap Value Fund	451,857
Small/Mid Cap Growth Fund	7,796

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,110,908
Small Cap Value Fund	775,208
Small/Mid Cap Growth Fund	309

As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$13,202
Small Cap Value Fund	9,225
Small/Mid Cap Growth Fund	4

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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f.   Affiliated Ownership. As of September 30, 2018, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.24%	1.49%	1.73%
Small Cap Value Fund	0.33%	3.28%	3.61%
Small/Mid Cap Growth Fund	—	30.63%	30.63%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$991,671	$138,178	$—	$1,312
Small Cap Value Fund	567,658	213,065	25,647	621
Small/Mid Cap Growth Fund	2,320	—	—	—

7.  Line of Credit. Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated,

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committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture. Each Fund had entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2018, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$16,641
Small Cap Value Fund	17,330
Small/Mid Cap Growth Fund	216

Effective March 9, 2018, the brokerage commission recapture program was terminated.

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9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,754,255	$164,470,396	4,034,738	$97,151,691
Issued in connection with the reinvestment of distributions	3,526,960	89,866,953	—	—
Redeemed	(10,014,456)	(275,865,186)	(10,793,297)	(256,866,078)

Net change	(733,241)	$(21,527,837)	(6,758,559)	$(159,714,387)

Retail Class
Issued from the sale of shares	1,440,364	$38,533,569	692,134	$15,704,343
Issued in connection with the reinvestment of distributions	555,428	13,074,766	—	—
Redeemed	(1,512,825)	(39,740,093)	(2,244,929)	(49,573,803)

Net change	482,967	$11,868,242	(1,552,795)	$(33,869,460)

Class N
Issued from the sale of shares	6,071,292	$171,038,280	3,855,688	$94,799,081
Issued in connection with the reinvestment of distributions	1,378,059	35,305,861	—	—
Redeemed	(1,311,117)	(37,531,530)	(2,588,567)	(60,438,788)

Net change	6,138,234	$168,812,611	1,267,121	$34,360,293

Increase (decrease) from capital share transactions	5,887,960	$159,153,016	(7,044,233)	$(159,223,554)

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Notes to Financial Statements – continued

September 30, 2018

9.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,693,880	$94,890,273	3,564,958	$126,242,963
Issued in connection with the reinvestment of distributions	2,049,039	70,363,994	1,505,162	53,252,622
Redeemed	(5,895,445)	(207,624,212)	(6,645,676)	(233,677,752)

Net change	(1,152,526)	$(42,369,945)	(1,575,556)	$(54,182,167)

Retail Class
Issued from the sale of shares	283,804	$9,876,474	616,632	$21,554,720
Issued in connection with the reinvestment of distributions	802,859	27,144,677	607,283	21,218,469
Redeemed	(1,902,508)	(66,646,118)	(2,437,522)	(85,099,728)

Net change	(815,845)	$(29,624,967)	(1,213,607)	$(42,326,539)

Admin Class
Issued from the sale of shares	189,958	$6,328,263	220,759	$7,434,300
Issued in connection with the reinvestment of distributions	78,301	2,544,008	80,992	2,738,330
Redeemed	(388,643)	(12,936,046)	(804,540)	(27,089,959)

Net change	(120,384)	$(4,063,775)	(502,789)	$(16,917,329)

Class N
Issued from the sale of shares	829,306	$29,863,505	1,948,540	$69,188,229
Issued in connection with the reinvestment of distributions	479,347	16,470,360	198,135	7,013,982
Redeemed	(596,844)	(21,132,571)	(527,853)	(18,577,987)

Net change	711,809	$25,201,294	1,618,822	$57,624,224

Increase (decrease) from capital share transactions	(1,376,946)	$(50,857,393)	(1,673,130)	$(55,801,811)

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	925,420	$12,965,329	183,187	$1,981,855
Issued in connection with the reinvestment of distributions	—	—	2,259	22,881
Redeemed	(981,019)	(14,098,148)	(230,300)	(2,399,598)

Increase (decrease) from capital share transactions	(55,599)	$(1,132,819)	(44,854)	$(394,862)

69  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by

|  70

Report of Independent Registered Public Accounting Firm

correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

71  |

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2018, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$141,682,579
Small Cap Value	119,491,329

Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations;; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Core Disciplined Alpha Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2018

Portfolio Review	1
Portfolio of Investments	18
Financial Statements	59
Notes to Financial Statements	71

LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

Manager	Symbol
Lynne Royer	Institutional Class	LSABX

Investment Objective

The Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) consistently over time while maintaining a risk profile similar to that of the Index.

Market Conditions

Healthy economic indicators, including strong Gross Domestic Product growth, low unemployment and a favorable inflation rate characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

Securitized assets outperformed duration-matched Treasuries, though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Core Disciplined Alpha Bond Fund returned -1.45%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.22%.

Explanation of Fund Performance

An overweight position in JP Morgan bonds detracted from performance. Despite the bank’s strong fundamentals, the credit was negatively affected as spreads widened on new issue supply, pressuring our longer-dated bonds in particular. As we look beyond this latest new issue supply, we remain overweight the name.

The Fund’s holdings of Illinois bonds also underperformed over the period. The entity’s bonds softened on discussions around issuance of pension obligation debt and the unexpected announcement that the mayor of Chicago would not be running for re-election. We maintain an overweight in the name given the various steps that the state has taken to address structural imbalances and expectations that the Democratic nominee will win the November gubernatorial election, thus reducing the political dysfunction caused by the state’s split party control.

Additionally, the Fund’s position in Campbell Soup underperformed on the announcement of very poor quarterly results combined with an unexpected CEO change and a broad-based strategic review of the company’s brand portfolio just six weeks after closing an acquisition. This rapid series of events led to many questions as to the strategic direction of the company. After reviewing various outcomes, we concluded there was more downside potential in the credit and exited the position.

Among contributors, the Fund’s performance benefited from strong security selection within the credit portfolio, particularly in the banking, metals and mining, and government-owned industries. Holdings in selected Gulf Cooperation Council (GCC) countries performed well following JP Morgan’s recommendation to include these bonds in its influential emerging market indices. Adding to the positive backdrop for these credits was an easing of rhetoric regarding the Saudi Arabia blockade and a healthy commodity price backdrop.

An overweight allocation to ABS was another positive contributor to the Fund’s performance over the period. The ABS sector continued to benefit from the robust demand for short-duration assets and strong fundamentals for the US consumer.

The Fed’s balance sheet tapering and tepid demand from domestic banks and overseas investors provided technical headwinds for the MBS sector over the period, but security selection within agency MBS contributed positively to performance. Our non-agency MBS holdings were additional contributors due to strong carry (incremental income).

The fund closed as of November 15, 2018, and as it closed, primary consideration was given to clients and their interests. There was no unusual market action that affected our trading of the portfolio during liquidation. All fund assets were subsequently redeemed or distributed to fund shareholders.

1  |

Hypothetical Growth of $1,000,000 Investment in Institutional Class Shares2

November 30, 2016 (inception) through September 30, 2018

Average Annual Total Returns — September 30, 20182

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net
Institutional Class (Inception 11/30/16)	-1.45%	0.75%	0.94%	0.45%

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-1.22	1.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSFIX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength minimized returns for emerging market debt investors.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Fixed Income Fund returned 1.39%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -1.37%.

Explanation of Fund Performance

The Fund’s out-of-benchmark exposure to high yield corporate bonds contributed positively to relative performance. In particular, holdings of basic industry and consumer non-cyclical names bolstered performance compared to the benchmark. An allocation to convertible securities also had a positive impact on relative return, with contributions led by holdings within the energy, insurance and technology segments. Finally, the Fund’s below-benchmark stance with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) had a positive impact on relative return.

On the downside, an allocation to non-US-dollar-denominated issues had the largest negative impact on the Fund’s relative performance. Holdings denominated in the New Zealand dollar and Brazilian real were the worst performers within the sector.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

3  |

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

Anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty have been shaping the risk profile of the global market. We remain highly selective about our non-US exposure and have generally maintained current allocations to selected developed market and emerging market sovereign and credit positions. We believe the US dollar is likely to be range bound or slightly stronger, which could keep the pressure on emerging market assets.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares2

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 20182

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net
Institutional Class (Inception 1/17/95)	1.39%	3.96%	7.86%	0.57%	0.57%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	-1.37	2.23	3.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Institutional Class	LSGBX
David W. Rolley, CFA®	Retail Class	LSGLX
Lynda L. Schweitzer, CFA®	Class N	LSGNX
Scott M. Service, CFA®

Investment Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

Market Conditions

The period began with relatively calm markets, but volatility returned during the first half of 2018. A combination of higher US Treasury yields, a stronger US dollar, persistent trade tensions, and European politics dampened risk sentiment.

Global growth was resilient and slightly above trend across major developed and developing economies. Momentum cooled off in the second half of the year and became less harmonized, but still remained strong. Ongoing US trade negotiations, particularly with China, represented a developing risk during the period. However, the underlying strength of the US economy helped corporate credit markets shrug off volatility from trade-related headlines, political developments in Europe and continuing concerns about emerging market countries.

Corporate credit spreads (the difference in yield between credit and Treasury securities of similar maturity) generally narrowed in the fourth quarter of 2017 on the back of solid economic numbers, stronger oil prices and the US Republican Party’s tax plan. However, spreads began to widen from January through the rest of the period, despite healthy profits and positive cyclical dynamics. Rising trade tensions, emerging market volatility and political instability in the euro zone periphery and select emerging markets lowered investor confidence and likely contributed to reduced global demand for credit in the latter half of the year.

US Treasury yields rose higher during the period and uncertainty outside of the US resulted in a stronger US dollar and tighter global financial conditions, particularly in the second half of the period. Unsteady global risk appetite, tighter US monetary policy and capital inflows in the wake of rising volatility appear to have helped sustain the dollar rally.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Global Bond Fund returned -1.85%. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, which returned -1.32%.

Explanation of Fund Performance

Currency allocation detracted overall from the Fund’s performance, with overweight positions in the Brazilian real, South African rand and Indonesian rupiah representing the main detractors. Although security selection was positive overall, individual bond selections within the global treasuries, banking and insurance sectors weighed on results as issuers held in the Fund lagged comparable bonds. Overweight exposure to subordinated European bank issues and the insurance sector also constrained performance. In particular, insurance holdings hampered return as the sector underperformed the broader corporate market. European banks were negatively affected by the political instability in Italy and Spain.

The Fund’s stance with respect to overall portfolio duration (and corresponding sensitivity to changes in interest rates) contributed positively to performance relative to the benchmark, as did positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum). Local-market yield curve positioning added to performance, primarily due to a shorter position in the US dollar market, as well as longer positions in the Brazilian real and Colombian peso markets. A slight overweight to the New Zealand dollar local market contributed positively to overall yield curve performance.

Allocation across spread sectors (which trade at a yield advantage relative to US Treasuries) was a positive performance driver, mostly due to overweights in the energy and banking sectors and an underweight in euro zone treasuries. Security selection was also additive to performance as a result of issuer decisions within the home equity, energy, and government-owned sectors.

Outlook

Renewed confidence in global growth, combined with credible monetary and fiscal policy measures, may help take pressure off emerging market and European risk assets. Disappointment, however, could prove disruptive.

Growth in China still looks set to slow moderately due to tighter financial regulations and environmental cleanup efforts. While we don’t expect a sharp rise in debt-financed fiscal initiatives by China as seen in the past, we do anticipate some modest easing of regulatory clamp-down efforts to help offset the growing downside risks to growth from US and Chinese tariffs.

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Strong earnings have given global corporate credit investors confidence to stay the course, and we anticipate the vast majority of corporate industries will maintain stable credit fundamentals. Late credit cycle1 behavior, such as accelerated mergers and acquisitions activity or an overly aggressive US Federal Reserve (Fed), could induce volatility. Euro investment grade credit should see stability, with reasonable valuations, healthy fundamentals and continued technical support from European Central Bank corporate buying. The UK remains hampered by the Brexit overhang, and we expect elements of contentious negotiations, both within the UK and with the EU, to be a market driver for the UK and possibly the broader European asset markets.

Valuations indicate the US dollar is expensive, but there appears to be no near-term cyclical catalyst to revert it toward fair value. Strong momentum in the United States looks more likely to stick in the quarters ahead relative to the rest of the world. The Fed looks likely to stay on its current course, but we’re watching for more dovish signals that might suggest the rate hiking cycle is coming to an end sooner than anticipated. The Trump administration prefers a weaker dollar; a healthier growth and inflation trajectory in Europe and abroad may help in this regard, but only so long as China helps contain any renewed pressure on its currency.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 20182

				Life of Class N	Expense Ratios[3]
	1 year	5 years	10 years		Gross	Net
Institutional Class (Inception 5/10/91)	-1.85%	0.87%	3.98%	—%	0.78%	0.69%

Retail Class (Inception 12/31/96)	-2.12	0.61	3.69	—	1.03	0.94

Class N (Inception 2/1/13)	-1.78	0.97	—	0.50	0.67	0.64

Comparative Performance
Bloomberg Barclays Global Aggregate Bond Index[1]	-1.32	0.75	2.89	0.45

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/20. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols
Elaine Kan, CFA®	Institutional Class	LSGSX
Kevin P. Kearns	Retail Class	LIPRX
Maura T. Murphy, CFA®	Class N	LIPNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong Gross Domestic Product growth, low unemployment and a favorable inflation rate, characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep. Interest rate futures, used to manage duration, had a positive impact on performance.

Inflation remained in check, giving the Fed room to move forward with rate increases. Despite unemployment hitting low levels, only certain industries experienced meaningful wage growth, which tempered inflation expectations.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Inflation Protected Securities Fund returned 0.49%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, which returned 0.41%.

Explanation of Fund Performance

Long positioning with respect to inflation breakeven rates (the yield differential between a nominal Treasury and a Treasury Inflation-Protected Securities (TIPS) security of comparable maturity) contributed to performance. In addition, tactical positioning along both the US TIPS and US nominal Treasury curves buoyed performance. Interest rate futures, used to manage duration and hedging, had a positive impact on performance. Out-of-benchmark allocations to corporate bonds also contributed positively to relative performance.

Within the Fund’s allocation to corporate bonds, a small allocation to financial issues hindered performance over the 12-month period.

Outlook

Based on the Fed’s “dot plot,” which displays members’ forecasts for the benchmark federal funds rate, the median forecast is reflecting one more hike in 2018. We expect the Fed’s gradual and measured path for shrinking its balance sheet to have a limited impact on interest rates.

We expect continued upward inflationary pressure from higher wages in a tightening labor market. So far, the impact of the tariffs on the consumer price index (CPI) has been muted. However, as the trade conflict escalates, tariffs may be reflected in the CPI faster than the market anticipates.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares3

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 20183

				Life of Class N	Expense Ratios[4]
	1 year	5 years	10 years		Gross	Net
Institutional Class (Inception 5/20/91)	0.49%	1.01%	3.34%	—%	0.81%	0.40%

Retail Class (Inception 5/28/10)[1]	0.23	0.73	3.05	—	1.06	0.65

Class N (Inception 2/1/17)	0.53	—	—	1.16	0.77	0.35

Comparative Performance
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[2]	0.41	1.37	3.32	0.83

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

[2]	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury. On March 1, 1997, Barclays launched the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSHIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength minimized returns for emerging market debt investors.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Institutional High Income Fund returned 4.31%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 3.05%.

Explanation of Fund Performance

The Fund’s positioning within high yield corporate credit contributed positively to performance. Consumer non-cyclical and energy names in particular bolstered relative return. In addition, an allocation to equities had a positive impact on return, with contributions led by exposure to energy, gas and technology names. Finally, exposure to convertible securities generated positive excess return, most notably holdings across the consumer non-cyclical, energy and insurance segments.

On the downside, exposure to investment grade corporate bonds detracted from performance relative to the benchmark. An allocation to non-US-dollar-denominated issues also had a negative impact on relative performance. Sovereign holdings in the New Zealand dollar and Mexican peso were the worst performers.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

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We continue to expect low default rates and low default losses from the high yield market over the next 12 to 18 months. Leverage is elevated, but interest coverage ratios (the ability to pay interest on outstanding debt) remain strong. At present, we expect technical factors to support high yield as coupon income is reinvested. We are concerned about the potential effects of a trade war on risk appetite. However, the high yield sector is typically less sensitive to trade issues; it tends to have fewer multinational and more smaller-capitalization companies than the investment grade sector.

Anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty have been shaping the risk profile of the global market. We remain highly selective about our non-US exposure and have generally maintained current allocations to selected developed market and emerging market sovereign and credit positions. We believe the US dollar is likely to be range bound or slightly stronger, which could keep the pressure on emerging market assets.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares2

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 20182

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net
Institutional Class (Inception 6/5/96)	4.31%	5.47%	9.53%	0.68%	0.68%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	3.05	5.54	9.46

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices. You may not invest directly in an index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSIGX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength minimized returns for emerging market debt investors.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned 1.27%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -1.37%.

Explanation of Fund Performance

The Fund’s out-of-benchmark allocation to equities contributed positively to relative performance, with contributions led by exposure to technology names. An allocation to high yield corporate credit also had a positive impact on performance, with exposure to communications, electric and finance companies boosting return. Finally, the Fund’s below-benchmark stance with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) added to performance in an environment of rising interest rates.

On the downside, an allocation to non-US-dollar-denominated issues had a negative impact on relative performance. Holdings denominated in the Canadian dollar and Brazilian real were the worst performers within the sector.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

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Anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty have been shaping the risk profile of the global market. We remain highly selective about our non-US exposure and have generally maintained current allocations to selected developed market and emerging market sovereign and credit positions. We believe the US dollar is likely to be range bound or slightly stronger, which could keep the pressure on emerging market assets.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares2

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 20182

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net
Institutional Class (Inception 7/1/94)	1.27%	3.29%	6.76%	0.49%	0.49%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	-1.37	2.23	3.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Core Disciplined Alpha Bond Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$998.00	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,011.30	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

* Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$958.50	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60

Retail Class
Actual	$1,000.00	$956.60	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

Class N
Actual	$1,000.00	$958.60	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.71%, 0.96% and 0.66% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$999.30	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$997.00	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

Class N
Actual	$1,000.00	$999.50	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, 0.65% and 0.35% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,040.70	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

* Expenses are equal to the Fund’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,016.20	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

* Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

15  |

The Board noted that, through December 31, 2017, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Fixed Income Fund	21%	57%	15%
Loomis Sayles Global Bond Fund	39%	49%	56%
Loomis Sayles Inflation Protected Securities Fund	30%	18%	50%
Loomis Sayles Institutional High Income Fund	16%	69%	5%
Loomis Sayles Investment Grade Fixed Income Fund	1%	10%	12%
Loomis Sayles Core Disciplined Alpha Bond Fund	80%	N/A	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (3) the Fund is relatively new and therefore has a limited performance history.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds included have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees also considered that the current expenses for Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund were below each Fund’s cap. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles Global Bond Fund.

The Trustees noted that the Loomis Sayles Global Bond Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including that management had proposed to further reduce the advisory fee rate for Loomis Sayles Global Bond Fund on assets below the Fund’s first breakpoint and to further reduce the expense cap for the Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The

|  16

Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Bond Fund has breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. The Trustees also considered management’s proposal to reduce the expense cap and advisory fee of Loomis Sayles Global Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the further reduction in the advisory fee and expense cap for the Loomis Sayles Global Bond Fund described above, should be continued through June 30, 2019.

17  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 105.8% of Net Assets

Non-Convertible Bonds – 105.2%

	ABS Car Loan – 5.1%
$39,090	American Credit Acceptance Receivables Trust, Series 18-2, Class A, 2.940%, 1/10/2022, 144A	$39,098
82,000	American Credit Acceptance Receivables Trust, Series 2018-3, Class A, 2.920%, 8/12/2021, 144A(a)(b)	81,975
14,000	American Credit Acceptance Receivables Trust, Series 2018-3, Class B, 3.490%, 6/13/2022, 144A(a)(b)	14,003
4,719	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.510%, 5/18/2020(c)	4,715
62,078	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class A2A, 1.830%, 5/18/2021	61,844
40,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/2022	39,188
52,000	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.710%, 7/19/2021	51,946
72,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class B, 3.450%, 6/18/2024	71,802
100,000	BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, 1-month LIBOR + 0.320%, 2.478%, 5/15/2023, 144A(d)	100,129
30,757	Capital Auto Receivables Asset Trust, Series 2017-1, Class A2, 1.760%, 6/22/2020, 144A(c)	30,697
398	CarFinance Capital Auto Trust, Series 2015-1A, Class A, 1.750%, 6/15/2021, 144A	398
36,485	CarMax Auto Owner Trust, Series 2017-3, Class A2A, 1.640%, 9/15/2020(c)	36,369
20,000	CarMax Auto Owner Trust, Series 2018-2, Class A4, 3.160%, 7/17/2023	19,982
31,000	CarMax Auto Owner Trust, Series 2018-3, Class A4, 3.270%, 3/15/2024	31,039
60,163	CPS Auto Receivables Trust, Series 2018-A, Class A, 2.160%, 5/17/2021, 144A	59,951
8,371	CPS Auto Trust, Series 2016-D, Class A, 1.500%, 6/15/2020, 144A(c)	8,362
37,666	Drive Auto Receivables Trust, Series 2017-2, Class B, 2.250%, 6/15/2021(c)	37,642
38,000	Drive Auto Receivables Trust, Series 2017-3, Class B, 2.300%, 5/17/2021(c)	37,942
35,000	Drive Auto Receivables Trust, Series 2018-1, Class B, 2.880%, 2/15/2022	34,963
66,000	Drive Auto Receivables Trust, Series 2018-4, Class A2A, 2.780%, 10/15/2020	66,010
64,000	Drive Auto Receivables Trust, Series 2018-4, Class B, 3.360%, 10/17/2022	64,019
57,567	DT Auto Owner Trust, Series 18-2A, Class B, 3.430%, 5/16/2022, 144A	57,493
14,435	DT Auto Owner Trust, Series 2017-3A, Class A, 1.730%, 8/17/2020, 144A(c)	14,418
42,447	DT Auto Owner Trust, Series 2017-4A, Class A, 1.850%, 8/17/2020, 144A	42,372

Principal Amount	Description	Value (†)

	ABS Car Loan – continued
$34,333	Exeter Automobile Receivables Trust, Series 2018-1A, Class A, 2.210%, 5/17/2021, 144A	$34,258
53,052	Exeter Automobile Receivables Trust, Series 2018-3A, Class A, 2.900%, 1/18/2022, 144A	53,021
25,531	First Investors Auto Owner Trust, Series 18-1A, Class A1, 2.840%, 5/16/2022, 144A	25,494
38,497	Ford Credit Auto Owner Trust, Series 2017-B, Class A2A, 1.490%, 5/15/2020(c)	38,380
22,000	Ford Credit Auto Owner Trust, Series 2017-C, Class A3, 2.010%, 3/15/2022	21,690
100,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A(c)	98,902
62,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A3, 2.320%, 7/18/2022	61,129
38,000	Honda Auto Receivables Owner Trust, Series 2017-4, Class A3, 2.050%, 11/22/2021	37,558
29,000	Santander Drive Auto Receivables Trust, Series 2018-4, Class C, 3.560%, 7/15/2024	28,917
9,803	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A2A, 1.420%, 9/16/2019(c)	9,797
100,000	Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A4, 3.150%, 7/22/2024	99,744
8,989	Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.780%, 4/15/2020, 144A	8,985

		1,524,232

	ABS Credit Card – 3.5%
100,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022(c)	98,614
100,000	American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, 5/15/2023(c)	98,021
100,000	American Express Credit Account Master Trust, Series 2018-2, Class A, 3.010%, 10/15/2025	98,840
100,000	American Express Credit Account Master Trust, Series 2018-9, Class A, 1-month LIBOR + 0.380%, 2.592%, 4/15/2026(d)	100,002
73,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022(c)	71,990
54,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023	53,269
41,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023	40,159
60,000	Capital One Multi-Asset Execution Trust, Series 2017-A5, Class A5, 1-month LIBOR + 0.580%, 2.738%, 7/15/2027(d)	60,499

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Credit Card – continued
$100,000	Chase Issuance Trust, Series 2018-A1, Class A1, 1-month LIBOR + 0.200%, 2.358%, 4/17/2023(d)	$100,140
133,000	Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2, 1.740%, 1/19/2021(c)	132,708
100,000	Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, 1-month LIBOR + 0.330%, 2.495%, 1/20/2025(d)	100,040
100,000	Discover Card Execution Note Trust, Series 2017-A7, Class A7, 1-month LIBOR + 0.360%, 2.518%, 4/15/2025(c)(d)	100,287

		1,054,569

	ABS Home Equity – 1.7%
32,740	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(c)	33,583
38,533	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(c)	39,463
28,258	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1, 3.352%, 11/28/2032, 144A(e)	28,125
11,234	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR2, Class 5A1, 3.998%, 3/25/2034(e)	11,474
37,166	GCAT LLC, Series 2017-2, Class A1, 3.500%, 4/25/2047, 144A(e)	36,900
30,317	GCAT LLC, Series 2017-5, Class A1, 3.228%, 7/25/2047, 144A(e)	30,210
88,840	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, 3.000%, 7/25/2057, 144A(e)	87,388
43,983	RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/2022, 144A(e)	43,723
99,483	Vericrest Opportunity Loan Trust, Series 2018-NPL4, Class A1A, 4.336%, 7/27/2048, 144A(e)	99,347
105,000	VOLT LXX LLC, Series 2018-NPL6, Class A1A, 4.115%, 9/25/2048, 144A(e)	104,958

		515,171

	ABS Other – 0.3%
100,000	Consumer Loan Underlying Bond Credit Trust, Series 2018-P2, Class A, 3.470%, 10/15/2025, 144A(a)	100,000

	Aerospace & Defense – 0.3%
104,000	General Dynamics Corp., 3.000%, 5/11/2021	103,444

	Agency Commercial Mortgage-Backed Securities – 0.4%
25,000	FHLMC Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.244%, 8/25/2027(c)	24,399
32,000	FHLMC Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.243%, 4/25/2027	31,305
18,000	FHLMC Multifamily Structured Pass Through Certificates, Series K070, Class A2, 3.303%, 11/25/2027(e)	17,624

Principal Amount	Description	Value (†)

	Agency Commercial Mortgage-Backed Securities – continued
$45,000	FHLMC Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.926%, 6/25/2028	$46,112

		119,440

	Automotive – 0.4%
33,000	General Motors Co., 5.950%, 4/01/2049	32,778
89,000	Toyota Motor Credit Corp., GMTN, 3.450%, 9/20/2023	88,766

		121,544

	Banking – 6.4%
163,000	American Express Co., 3.700%, 8/03/2023	162,177
91,000	Bank of America Corp., (fixed rate to 5/17/2021, variable rate thereafter), MTN, 3.499%, 5/17/2022	90,950
204,000	Bank of America Corp., MTN, 4.000%, 1/22/2025(c)	201,320
169,000	Bank of Nova Scotia (The), 2.500%, 1/08/2021	166,049
200,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	197,578
24,000	BB&T Corp., MTN, 3.200%, 9/03/2021	23,858
83,000	Citibank NA, 2.125%, 10/20/2020	81,053
89,000	Citigroup, Inc., 4.450%, 9/29/2027(c)	87,972
32,000	Citigroup, Inc., 4.650%, 7/23/2048	32,363
104,000	Citigroup, Inc., (fixed rate to 7/24/2022, variable rate thereafter), 2.876%, 7/24/2023(c)	100,542
42,000	Cooperatieve Rabobank UA, 4.625%, 12/01/2023	42,640
112,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	104,962
37,000	Goldman Sachs Group, Inc. (The), 2.600%, 4/23/2020	36,626
62,000	Goldman Sachs Group, Inc. (The), (fixed rate to 4/23/2038, variable rate thereafter), 4.411%, 4/23/2039	60,097
62,000	Goldman Sachs Group, Inc. (The), (fixed rate to 5/01/2028, variable rate thereafter), 4.223%, 5/01/2029	61,092
77,000	HSBC Holdings PLC, (fixed rate to 5/18/2023, variable rate thereafter), 3.950%, 5/18/2024	76,497
150,000	ING Groep NV, 4.100%, 10/02/2023	150,112
56,000	ING Groep NV, 4.550%, 10/02/2028	55,735
63,000	JPMorgan Chase & Co., (fixed rate to 11/15/2047, variable rate thereafter), 3.964%, 11/15/2048	57,545
17,000	Morgan Stanley, (fixed rate to 7/22/2037, variable rate thereafter), 3.971%, 7/22/2038(c)	15,872
32,000	Toronto Dominion Bank (The), Series MTN, 3.250%, 6/11/2021	31,989
28,000	Wells Fargo & Co., GMTN, 4.900%, 11/17/2045(c)	28,368
16,000	Wells Fargo & Co., MTN, 4.750%, 12/07/2046(c)	15,939
36,000	Wells Fargo & Co., Series N, 2.150%, 1/30/2020	35,574

		1,916,910

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – 0.2%
$18,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	$17,055
10,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	10,755
12,000	Comcast Corp., 4.049%, 11/01/2052	10,641
9,000	Time Warner Cable LLC, 7.300%, 7/01/2038	10,309

		48,760

	Chemicals – 0.2%
51,000	Dow Chemical Co. (The), 8.550%, 5/15/2019	52,741

	Collateralized Mortgage Obligations – 1.4%
8,607	Federal Home Loan Mortgage Corp., REMIC, Series 4384, Class LA, 3.500%, 9/15/2040	8,640
35,270	Federal Home Loan Mortgage Corp., Series 3830, Class DZ, 4.000%, 12/15/2030	36,392
6,922	Federal Home Loan Mortgage Corp., Series 3896, Class PA, 4.000%, 3/15/2040	7,042
49,211	Federal Home Loan Mortgage Corp., Series 4798, Class BA, 4.000%, 5/15/2044	50,047
12,110	Federal National Mortgage Association, REMIC, Series 2006-104, Class FC, 1-month LIBOR + 0.250%, 2.466%, 11/25/2036(d)	12,110
47,585	Federal National Mortgage Association, REMIC, Series 2017-41, Class MD, 4.000%, 5/25/2053(c)	48,684
54,830	Federal National Mortgage Association, REMIC, Series 2018-3, Class PA, 3.000%, 4/25/2046	53,188
11,940	Federal National Mortgage Association, Series 2013-101, Class A, 3.000%, 9/25/2030	11,873
70,659	Federal National Mortgage Association, Series 2016-54, Class GA, 2.500%, 11/25/2045	67,620
21,445	Federal National Mortgage Association, Series 2017-91, Class PC, 3.000%, 6/25/2045	20,986
51,595	Federal National Mortgage Association, Series 2018-44, Class PA, 3.500%, 6/25/2044	51,417
51,421	Federal National Mortgage Association, REMIC, Series 2018-11, Class PA, 3.000%, 6/25/2046	49,862

		417,861

	Construction Machinery – 0.2%
56,000	CNH Industrial Capital LLC, 4.200%, 1/15/2024	55,808

	Diversified Manufacturing – 1.0%
120,000	United Technologies Corp., 3.650%, 8/16/2023	119,467
83,000	United Technologies Corp., 4.125%, 11/16/2028	82,433

Principal Amount	Description	Value (†)

	Diversified Manufacturing – continued
$20,000	United Technologies Corp., 4.625%, 11/16/2048	$20,112
55,000	Wabtec Corp., 4.150%, 3/15/2024	54,613
33,000	Wabtec Corp., 4.700%, 9/15/2028	32,477

		309,102

	Electric – 4.3%
48,000	Alliant Energy Finance LLC, 3.750%, 6/15/2023, 144A	47,789
41,000	Appalachian Power Co., 4.450%, 6/01/2045(c)	41,189
47,000	Berkshire Hathaway Energy Co., 2.375%, 1/15/2021	46,241
72,000	Black Hills Corp., 4.350%, 5/01/2033	70,524
22,000	Commonwealth Edison Co., 4.000%, 3/01/2048	21,229
14,000	Delmarva Power & Light Co., 4.150%, 5/15/2045(c)	13,665
74,000	Dominion Energy, Inc., 2.962%, 7/01/2019	73,963
5,000	Dominion Energy, Inc., Series B, 5.950%, 6/15/2035	5,614
47,000	DTE Electric Co., Series A, 4.050%, 5/15/2048	46,251
62,000	DTE Energy Co., Series D, 3.700%, 8/01/2023	61,896
18,125	Duke Energy Florida LLC, 2.100%, 12/15/2019	18,016
77,000	Eversource Energy, Series K, 2.750%, 3/15/2022(c)	75,364
34,000	Exelon Corp., 5.100%, 6/15/2045	35,843
39,000	FirstEnergy Corp., Series B, 3.900%, 7/15/2027	37,938
23,000	FirstEnergy Corp., Series C, 4.850%, 7/15/2047	23,397
41,000	FirstEnergy Transmission LLC, 5.450%, 7/15/2044, 144A	44,755
52,000	ITC Holdings Corp., 2.700%, 11/15/2022	49,879
57,000	Jersey Central Power & Light Co., 4.700%, 4/01/2024, 144A	59,100
30,000	Jersey Central Power & Light Co., 7.350%, 2/01/2019	30,464
49,000	NextEra Energy Capital Holdings, Inc., 2.700%, 9/15/2019(c)	48,865
163,000	NextEra Energy Capital Holdings, Inc., Series H, 3.342%, 9/01/2020	163,359
23,000	PacifiCorp, 4.125%, 1/15/2049	22,585
36,000	Pinnacle West Capital Corp., 2.250%, 11/30/2020	35,088
20,000	Progress Energy, Inc., 7.050%, 3/15/2019	20,382
61,000	Progress Energy, Inc., 7.750%, 3/01/2031	79,845
46,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048	43,972
63,000	Xcel Energy, Inc., 2.400%, 3/15/2021	61,717

		1,278,930

	Finance Companies – 0.3%
91,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 5/15/2021	92,412

	Food & Beverage – 1.4%
35,000	General Mills, Inc., 4.700%, 4/17/2048	33,576
178,000	Keurig Dr Pepper, Inc., 4.057%, 5/25/2023, 144A	178,311

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – continued
$18,000	Keurig Dr Pepper, Inc., 5.085%, 5/25/2048, 144A	$18,293
150,000	Nestle Holdings, Inc., 3.350%, 9/24/2023, 144A	149,621
41,000	Nestle Holdings, Inc., 4.000%, 9/24/2048, 144A	40,081

		419,882

	Government Owned – No Guarantee – 1.8%
24,000	Abu Dhabi Crude Oil Pipeline LLC, 4.600%, 11/02/2047, 144A	23,368
30,000	DP World Ltd., 6.850%, 7/02/2037, 144A	34,337
87,000	Federal Home Loan Mortgage Corp., 2.375%, 1/13/2022(c)	85,497
33,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032(c)	43,508
47,000	Federal National Mortgage Association, 2.625%, 9/06/2024(c)	45,867
63,000	Korea Hydro & Nuclear Power Co. Ltd., 3.750%, 7/25/2023, 144A	62,598
146,000	Petroleos Mexicanos, 5.500%, 1/21/2021(c)	150,659
22,000	Petroleos Mexicanos, 6.350%, 2/12/2048, 144A	20,152
33,000	Syngenta Finance NV, 4.441%, 4/24/2023, 144A	32,799
32,000	Syngenta Finance NV, 4.892%, 4/24/2025, 144A	31,411

		530,196

	Health Insurance – 0.9%
162,000	Halfmoon Parent, Inc., 3.400%, 9/17/2021, 144A	161,355
76,000	Halfmoon Parent, Inc., 4.125%, 11/15/2025, 144A	75,783
23,000	Halfmoon Parent, Inc., 4.900%, 12/15/2048, 144A	22,834

		259,972

	Healthcare – 1.3%
78,000	Abbott Laboratories, 2.900%, 11/30/2021	77,025
56,000	Abbott Laboratories, 3.400%, 11/30/2023	55,784
43,000	Advocate Health & Hospitals Corp., 4.272%, 8/15/2048	43,232
42,000	CVS Health Corp., 3.125%, 3/09/2020	42,006
140,000	CVS Health Corp., 3.700%, 3/09/2023	139,267
33,000	CVS Health Corp., 5.050%, 3/25/2048	33,754

		391,068

	Independent Energy – 1.5%
32,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	36,515
100,000	Anadarko Petroleum Corp., 6.950%, 6/15/2019	102,646
61,000	Canadian Natural Resources Ltd., 6.250%, 3/15/2038	71,995
103,000	Continental Resources, Inc., 4.500%, 4/15/2023	104,813
58,000	Devon Energy Corp., 4.000%, 7/15/2021	58,543
19,000	Hess Corp., 7.300%, 8/15/2031	21,945

Principal Amount	Description	Value (†)

	Independent Energy – continued
$10,000	Newfield Exploration Co., 5.750%, 1/30/2022	$10,463
15,000	Noble Energy, Inc., 4.950%, 8/15/2047	14,365
31,000	Noble Energy, Inc., 6.000%, 3/01/2041	33,170

		454,455

	Industrial Other – 0.1%
28,000	Wesleyan University, 4.781%, 7/01/2116(c)	27,497

	Life Insurance – 0.8%
64,000	AIG Global Funding, 1.950%, 10/18/2019, 144A(c)	63,391
61,000	American International Group, Inc., 4.500%, 7/16/2044	57,570
35,000	MetLife, Inc., 6.400%, 12/15/2066	37,100
80,000	New York Life Global Funding, 3.250%, 8/06/2021, 144A	79,922

		237,983

	Media Entertainment – 0.2%
33,000	21st Century Fox America, Inc., 6.400%, 12/15/2035	42,057
11,000	Viacom, Inc., 4.375%, 3/15/2043	9,600

		51,657

	Metals & Mining – 1.1%
83,000	ArcelorMittal, 5.500%, 3/01/2021	86,130
92,000	ArcelorMittal, 6.125%, 6/01/2025	99,956
9,000	ArcelorMittal, 7.000%, 10/15/2039	10,461
119,000	Vale Overseas Ltd., 4.375%, 1/11/2022	119,892

		316,439

	Midstream – 1.8%
23,000	Dominion Energy Gas Holdings LLC, 2.500%, 12/15/2019(c)	22,826
63,000	Energy Transfer Equity LP, 5.875%, 1/15/2024	66,308
56,000	Energy Transfer Partners LP, Series 30Y, 6.000%, 6/15/2048	59,707
70,000	Kinder Morgan Energy Partners LP, 3.500%, 3/01/2021	70,201
37,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	36,212
49,000	Kinder Morgan, Inc., 5.200%, 3/01/2048	50,157
34,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	31,545
33,000	Western Gas Partners LP, 3.950%, 6/01/2025	31,468
20,000	Western Gas Partners LP, 4.000%, 7/01/2022	19,913
25,000	Western Gas Partners LP, 5.300%, 3/01/2048	22,914
19,000	Western Gas Partners LP, 5.375%, 6/01/2021	19,638
30,000	Williams Cos., Inc. (The), 4.550%, 6/24/2024	30,480
16,000	Williams Cos., Inc. (The), 6.300%, 4/15/2040	18,088
46,000	Williams Cos., Inc. (The), 8.750%, 3/15/2032	61,293

		540,750

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – 28.7%
$510,065	FHLMC, 3.000%, with various maturities from 2046 to 2047(f)	$488,771
430,727	FHLMC, 3.500%, with various maturities from 2045 to 2048(f)	424,430
395,531	FHLMC, 4.000%, with various maturities from 2026 to 2048(f)	400,518
148,534	FHLMC, 4.500%, with various maturities from 2043 to 2048(f)	153,825
260,000	FHLMC (TBA), 3.500%, 10/01/2048(g)	255,897
714,425	FNMA, 3.000%, with various maturities from 2043 to 2046(f)	686,749
850,184	FNMA, 3.500%, with various maturities from 2038 to 2047(c)(f)	839,115
653,286	FNMA, 4.000%, with various maturities from 2043 to 2048(c)(f)	661,626
418,460	FNMA, 4.500%, with various maturities from 2030 to 2048(f)	433,467
256,971	FNMA, 5.000%, with various maturities from 2047 to 2048(f)	270,226
220,000	FNMA (TBA), 2.500%, 10/01/2033(g)	212,251
420,000	FNMA (TBA), 3.000%, with various maturities from 2033 to 2048(g)(f)	412,786
830,000	FNMA (TBA), 3.500%, with various maturities from 2033 to 2048(g)(f)	821,051
415,000	FNMA (TBA), 4.000%, 10/01/2048(g)	419,053
30,000	FNMA (TBA), 4.500%, 10/01/2048(g)	30,946
432,471	GNMA, 3.000%, with various maturities in 2047(f)	419,285
215,550	GNMA, 4.000%, with various maturities from 2047 to 2048(f)	220,036
99,198	GNMA, 5.000%, 9/20/2048	103,732
295,000	GNMA (TBA), 3.000%, 10/01/2048(g)	285,689
485,000	GNMA (TBA), 3.500%, 10/01/2048(g)	482,253
240,000	GNMA (TBA), 4.000%, 10/01/2048(g)	244,078
320,000	GNMA (TBA), 4.500%, 10/01/2048(g)	330,689

		8,596,473

	Natural Gas – 0.4%
21,000	NiSource, Inc., 3.650%, 6/15/2023, 144A	20,738
17,000	Sempra Energy, 3.400%, 2/01/2028	15,913
39,000	Sempra Energy, 6.000%, 10/15/2039	44,837
42,000	Sempra Energy, 9.800%, 2/15/2019	43,073

		124,561

	Non-Agency Commercial Mortgage-Backed Securities – 2.8%
32,000	Bank, Series 2018-BN14, Class A3, 3.966%, 9/15/2060(a)	32,240
23,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/2046(c)	23,647
26,000	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A5, 3.720%, 12/10/2049(e)	25,899
4,162	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(e)	4,187
34,278	Commercial Mortgage Pass Through Certificates, Series 2013-CR9, Class A4, 4.375%, 7/10/2045(c)(e)	35,485

Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – continued
$24,000	Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/2046(c)	$23,547
41,000	Commercial Mortgage Trust, Series 2013-CR11, Class A3, 3.983%, 8/10/2050(c)	41,952
47,000	Commercial Mortgage Trust, Series 2013-CR12, Class A3, 3.765%, 10/10/2046(c)	47,674
15,075	Commercial Mortgage Trust, Series 2013-CR7, Class A4, 3.213%, 3/10/2046	14,925
22,000	Commercial Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/2047(c)	22,533
31,000	Commercial Mortgage Trust, Series 2015-LC23, Class A4, 3.774%, 10/10/2048	31,186
33,000	Commercial Mortgage Trust, Series 2018-COR3, Class A3, 4.228%, 5/10/2051	33,914
30,000	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5, 3.502%, 11/15/2049	29,266
13,000	GS Mortgage Securities Trust, Series 2013-GC12, Class A4, 3.135%, 6/10/2046	12,813
38,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A3, 3.801%, 1/10/2047(c)	38,471
10,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/2049(e)	9,784
64,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219%, 7/15/2046(e)	65,547
12,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4, 4.259%, 10/15/2046(e)	12,355
7,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5, 4.064%, 2/15/2047	7,140
28,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.249%, 2/15/2048(c)	27,230
63,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, 5/15/2048	63,107
40,000	Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.350%, 7/13/2029, 144A(c)	39,977
17,000	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A4, 3.809%, 12/15/2048	17,057
28,000	Morgan Stanley Capital I Trust, Series 2018-H3, Class A5, 4.177%, 7/15/2051	28,676
29,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4, 3.695%, 11/15/2048	28,895
22,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/2048	22,114

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$30,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A4, 3.640%, 12/15/2059(c)	$29,601
29,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, 5/15/2051	29,637
22,000	WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A4, 3.073%, 6/15/2046(c)	21,621
2,077	WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.337%, 6/15/2046	2,063
17,000	WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.631%, 11/15/2047	16,881

		839,424

	Oil Field Services – 0.4%
108,000	Halliburton Co., 3.250%, 11/15/2021	108,144

	Pharmaceuticals – 0.6%
43,000	AbbVie, Inc., 2.500%, 5/14/2020(c)	42,518
47,000	AbbVie, Inc., 3.750%, 11/14/2023	46,817
50,000	AbbVie, Inc., 4.875%, 11/14/2048	49,195
43,000	Gilead Sciences, Inc., 4.750%, 3/01/2046(c)	44,322

		182,852

	Property & Casualty Insurance – 0.4%
49,000	Berkshire Hathaway Finance Corp., 4.200%, 8/15/2048	48,672
60,000	Hartford Financial Services Group, Inc. (The), 5.500%, 3/30/2020	61,808

		110,480

	Property Trust – 0.3%
2,000	WEA Finance LLC, 3.150%, 4/05/2022, 144A	1,961
35,000	WEA Finance LLC, 4.125%, 9/20/2028, 144A	34,683
41,000	WEA Finance LLC, 4.625%, 9/20/2048, 144A	40,218

		76,862

	Railroads – 0.1%
11,000	Burlington Northern Santa Fe, LLC, 4.150%, 12/15/2048	10,878
30,000	CSX Corp., 4.300%, 3/01/2048	29,368

		40,246

	Refining – 0.3%
57,000	Marathon Petroleum Corp., 3.400%, 12/15/2020	57,043
39,000	Valero Energy Corp., 4.350%, 6/01/2028	39,284
7,000	Valero Energy Corp., 7.500%, 4/15/2032	8,914

		105,241

	REITs – Office Property – 0.1%
24,000	Alexandria Real Estate Equities, Inc., 4.700%, 7/01/2030	24,243

Principal Amount	Description	Value (†)

	REITs – Shopping Centers – 0.1%
$39,000	Kimco Realty Corp., 4.450%, 9/01/2047	$35,792

	Restaurants – 0.4%
92,000	Starbucks Corp., 3.800%, 8/15/2025	91,392
34,000	Starbucks Corp., 4.500%, 11/15/2048	33,439

		124,831

	Retailers – 0.2%
21,907	CVS Pass Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	20,976
30,000	Walmart, Inc., 4.050%, 6/29/2048	30,044

		51,020

	Sovereigns – 1.0%
21,000	Kingdom of Saudi Arabia, 4.500%, 4/17/2030, 144A	21,094
27,000	Kingdom of Saudi Arabia, 5.000%, 4/17/2049, 144A	27,405
58,000	Mexico Government International Bond, 4.600%, 2/10/2048	54,520
42,000	Republic of Peru, 8.750%, 11/21/2033	62,055
53,000	State of Qatar, 3.875%, 4/23/2023, 144A	53,371
54,000	State of Qatar, 4.500%, 4/23/2028, 144A	55,566
12,000	State of Qatar, 5.103%, 4/23/2048, 144A	12,480

		286,491

	Technology – 1.0%
103,000	Dell International LLC/EMC Corp., 5.450%, 6/15/2023, 144A	108,318
42,000	Dell International LLC/EMC Corp., 8.100%, 7/15/2036, 144A	50,404
24,000	NXP BV / NXP Funding LLC, 4.625%, 6/01/2023, 144A	24,330
24,000	Oracle Corp., 4.000%, 7/15/2046	22,872
11,000	Oracle Corp., 4.000%, 11/15/2047	10,445
12,000	Tencent Holdings Ltd., 2.875%, 2/11/2020, 144A	11,916
73,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A	70,704

		298,989

	Transportation Services – 0.1%
33,000	TTX Co., 2.250%, 2/01/2019, 144A	32,934

	Treasuries – 30.4%
15,000	U.S. Treasury Bond, 2.500%, 5/15/2046	13,080
169,000	U.S. Treasury Bond, 2.750%, 8/15/2047	154,774
181,000	U.S. Treasury Bond, 2.750%, 11/15/2047	165,693
122,000	U.S. Treasury Bond, 2.875%, 11/15/2046(c)	114,737
129,000	U.S. Treasury Bond, 3.000%, 5/15/2047(c)	124,243
441,000	U.S. Treasury Bond, 3.000%, 2/15/2048	424,411
383,000	U.S. Treasury Bond, 3.125%, 5/15/2048	377,898
350,000	U.S. Treasury Bond, 4.750%, 2/15/2037(c)	429,844
82,000	U.S. Treasury Bond, 5.000%, 5/15/2037(c)	103,768
251,000	U.S. Treasury Note, 1.625%, 8/31/2022(c)	238,960
95,000	U.S. Treasury Note, 1.750%, 6/30/2022(c)	91,085
453,000	U.S. Treasury Note, 1.875%, 9/30/2022(c)	435,022
340,000	U.S. Treasury Note, 2.000%, 11/30/2022	327,582
226,000	U.S. Treasury Note, 2.125%, 12/31/2022	218,664
44,000	U.S. Treasury Note, 2.500%, 5/31/2020	43,790
758,000	U.S. Treasury Note, 2.500%, 6/30/2020	754,091
141,000	U.S. Treasury Note, 2.500%, 3/31/2023	138,384

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$694,000	U.S. Treasury Note, 2.625%, 7/31/2020	$691,723
191,000	U.S. Treasury Note, 2.625%, 8/31/2020	190,314
658,000	U.S. Treasury Note, 2.625%, 6/30/2023	648,644
828,000	U.S. Treasury Note, 2.750%, 9/30/2020	826,868
394,000	U.S. Treasury Note, 2.750%, 9/15/2021	392,507
47,000	U.S. Treasury Note, 2.750%, 4/30/2023	46,613
264,000	U.S. Treasury Note, 2.750%, 5/31/2023	261,824
607,000	U.S. Treasury Note, 2.750%, 7/31/2023	601,618
93,000	U.S. Treasury Note, 2.750%, 8/31/2023	92,186
474,000	U.S. Treasury Note, 2.750%, 8/31/2025	466,205
211,000	U.S. Treasury Note, 2.875%, 9/30/2023	210,266
532,000	U.S. Treasury Note, 2.875%, 8/15/2028	523,812

		9,108,606

	Wireless – 0.2%
75,000	Vodafone Group PLC, 4.375%, 5/30/2028	73,892

	Wirelines – 1.1%
80,000	AT&T, Inc., 3.400%, 5/15/2025(c)	76,166
15,000	AT&T, Inc., 5.150%, 3/15/2042	14,477
15,000	AT&T, Inc., 5.150%, 2/15/2050, 144A	14,226
53,000	AT&T, Inc., 5.250%, 3/01/2037(c)	52,822
49,000	Verizon Communications, Inc., 4.272%, 1/15/2036(c)	46,697
119,000	Verizon Communications, Inc., 4.329%, 9/21/2028, 144A	119,601

		323,989

	Total Non-Convertible Bonds
	(Identified Cost $31,822,483)	31,485,893

Municipals – 0.6%

	Illinois – 0.3%
90,000	State of Illinois, 5.100%, 6/01/2033	86,377

	New Jersey – 0.3%
9,000	New Jersey Economic Development Authority, Series A, (NATL-RE Insured), 7.425%, 2/15/2029	10,793
15,000	New Jersey Transportation Trust Fund Authority, 6.561%, 12/15/2040	18,048
45,000	New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue, Series C, 5.754%, 12/15/2028(c)	49,473

		78,314

	Total Municipals
	(Identified Cost $166,485)	164,691

	Total Bonds and Notes
	(Identified Cost $31,988,968)	31,650,584

Principal Amount	Description	Value (†)

Short-Term Investments – 10.3%
$139,000	MUFG Bank Ltd., 2.315%, 10/16/2018(h)	$138,847
2,934,644	State Street Institutional Liquid Reserves Fund	2,934,644

Total Short-Term Investments
	(Identified Cost $3,073,806)	3,073,491

Total Investments – 116.1%
	(Identified Cost $35,062,774)	34,724,075
	Other assets less liabilities—(16.1)%	(4,806,363)

	Net Assets – 100.0%	$29,917,712

(†)	See Note 2 of Notes to Financial Statements.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $95,978 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(e)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $3,211,971 or 10.7% of net assets.
ABS	Asset-Backed Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Industry Summary at September 30, 2018

Treasuries	30.4%
Mortgage Related	28.7
Banking	6.4
ABS Car Loan	5.1
Electric	4.3
ABS Credit Card	3.5
Non-Agency Commercial Mortgage-Backed Securities	2.8
Other Investments, less than 2% each	24.6
Short-Term Investments	10.3

Total Investments	116.1
Other assets less liabilities	(16.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 80.2% of Net Assets

Non-Convertible Bonds – 73.1%

	ABS Other – 0.2%
$1,170,294	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	$894,689
469,931	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	186,798
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
702,804	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(c)(f)	666,530

		1,748,017

	Aerospace & Defense – 2.4%
7,865,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	7,884,977
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	177,382
1,265,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,290,300
807,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	842,355
722,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	837,520
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,223,619
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,338,670
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024	1,503,966

		21,098,789

	Airlines – 3.1%
513,614	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	524,529
2,130,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	2,159,287
899,730	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	894,773
292,192	American Airlines Pass Through Certificates, Series 2013-1, Class B, 5.625%, 7/15/2022, 144A	297,413
9,145,460	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	9,426,061
3,450,468	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	3,331,012
1,300,000	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	1,254,108
1,908,563	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	1,922,304
135,640	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	138,958

Principal Amount (‡)	Description	Value (†)

	Airlines – continued
$150,516	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	$153,500
612,358	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	640,679
1,407,612	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,422,308
842,315	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	807,594
974,736	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	1,071,878
698,246	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	747,124
360,412	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	375,730
1,700,405	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,738,346
115,269	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	116,936
81,279	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	80,897

		27,103,437

	Automotive – 4.6%
1,270,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,198,563
690,000	Ford Motor Co., 4.346%, 12/08/2026	649,389
2,835,000	Ford Motor Co., 5.291%, 12/08/2046	2,525,016
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,603,077
165,000	Ford Motor Co., 6.625%, 2/15/2028	174,195
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,463,335
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	5,503,690
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,866,519
9,685,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	9,223,274
1,325,000	General Motors Co., 5.200%, 4/01/2045	1,203,699
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,213,544
2,865,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	2,935,809
5,130,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	4,713,187
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	390,000
995,000	IHO Verwaltungs GmbH, PIK, 4.500%, 9/15/2023, 144A(g)	962,772
515,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	455,775

		40,081,844

	Banking – 10.1%
6,735,000	Ally Financial, Inc., 5.125%, 9/30/2024	6,937,050
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,388,092

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$1,900,000	Bank of America Corp., 5.490%, 3/15/2019	$1,923,449
4,570,000	Bank of America Corp., 6.110%, 1/29/2037	5,255,727
2,424,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	2,352,335
368,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	345,401
1,700,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	1,659,254
14,790,000	Bank of Nova Scotia (The), 2.462%, 3/14/2019, (CAD)	11,468,562
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(h)	1,052,500
3,340,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	2,270,241
1,265,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,124,016
6,560,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,129,664
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,015,196
3,605,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	2,393,498
7,250,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	6,302,412
1,200,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	1,214,442
1,360,000	Morgan Stanley, 2.500%, 1/24/2019	1,359,226
2,120,000	Morgan Stanley, 3.950%, 4/23/2027	2,034,803
300,000	Morgan Stanley, 4.350%, 9/08/2026	297,686
2,780,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	2,015,515
3,115,000	Morgan Stanley, 5.750%, 1/25/2021	3,274,228
13,040,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	13,120,725
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,059,297
185,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(h)	216,942
1,920,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	1,997,414
2,300,000	Royal Bank of Scotland Group PLC, Series U, 3-month LIBOR + 2.320%, 4.706%(h)(i)	2,164,875
5,000,000	Societe Generale S.A., 5.200%, 4/15/2021, 144A	5,206,969

		87,579,519

	Brokerage – 1.7%
349,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	350,745
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	194,000
2,890,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	2,955,025

Principal Amount (‡)	Description	Value (†)

	Brokerage – continued
$3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	$3,334,581
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	3,090,066
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	1,955,258
2,530,000	Jefferies Group LLC, 6.875%, 4/15/2021	2,713,527

		14,593,202

	Building Materials – 0.3%
213,000	Masco Corp., 6.500%, 8/15/2032	233,451
182,000	Masco Corp., 7.125%, 3/15/2020	191,154
380,000	Masco Corp., 7.750%, 8/01/2029	450,745
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,353,524

		2,228,874

	Cable Satellite – 1.8%
1,645,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	1,558,638
665,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	675,806
2,000,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	1,905,000
6,295,000	DISH DBS Corp., 5.000%, 3/15/2023	5,712,712
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	320,022
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	1,627,152
800,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	800,544
2,760,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,589,570

		15,189,444

	Chemicals – 2.5%
114,000	Chemours Co. (The), 6.625%, 5/15/2023	119,083
2,745,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	2,772,450
5,240,000	Hexion, Inc., 7.875%, 2/15/2023(c)(f)	4,192,000
905,000	Hexion, Inc., 9.200%, 3/15/2021(c)(f)	733,050
7,395,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	6,143,988
6,830,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	6,821,463
620,000	Methanex Corp., 5.250%, 3/01/2022	634,694

		21,416,728

	Construction Machinery – 0.2%
965,000	Toro Co. (The), 6.625%, 5/01/2037(c)(f)	1,097,656
395,000	United Rentals North America, Inc., 4.875%, 1/15/2028	370,313

		1,467,969

	Consumer Products – 0.1%
880,000	Avon Products, Inc., 8.950%, 3/15/2043	787,600

	Diversified Manufacturing – 0.0%
45,000	General Electric Co., GMTN, 3.100%, 1/09/2023	44,069

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – 3.1%
$2,385,000	AES Corp. (The), 4.875%, 5/15/2023	$2,405,869
166,000	AES Corp. (The), 5.500%, 4/15/2025	170,014
1,897,385	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,027,525
4,120,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	4,140,930
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,402,595
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	2,012,749
1,589,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	1,920,252
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,132,910
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	115,543
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,218,125
1,446,616	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	1,487,038

		27,033,550

	Finance Companies – 5.0%
1,800,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.500%, 5/26/2022	1,766,039
1,200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.950%, 2/01/2022	1,196,673
300,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 4.089%, 1/15/2067, 144A(c)(f)(i)	153,000
2,460,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	2,469,683
1,680,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,714,035
4,695,000	International Lease Finance Corp., 6.250%, 5/15/2019	4,786,318
1,170,000	iStar, Inc., 4.625%, 9/15/2020	1,167,075
3,903,000	Navient Corp., 5.875%, 10/25/2024	3,824,940
31,725(††)	Navient Corp., 6.000%, 12/15/2043	705,432
5,900,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,900,000
4,668,000	Navient LLC, 5.500%, 1/25/2023	4,656,330
726,000	Navient LLC, MTN, 5.500%, 1/15/2019	729,630
5,185,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	4,342,437
1,040,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	965,900
910,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	908,862
1,105,000	Springleaf Finance Corp., 5.250%, 12/15/2019	1,120,194
3,770,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,873,675

Principal Amount (‡)	Description	Value (†)

	Finance Companies – continued
$2,595,000	Springleaf Finance Corp., 6.875%, 3/15/2025	$2,588,512

		42,868,735

	Food & Beverage – 0.3%
2,445,000	Constellation Brands, Inc., 4.750%, 11/15/2024	2,531,449

	Government Owned – No Guarantee – 0.5%
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,862,644
1,605,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,524,429
965,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	781,650

		4,168,723

	Healthcare – 3.5%
610,000	HCA, Inc., 5.875%, 3/15/2022	646,600
4,960,000	HCA, Inc., 5.875%, 5/01/2023	5,232,800
2,932,000	HCA, Inc., 7.050%, 12/01/2027	3,144,570
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,622,500
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,560,787
900,000	HCA, Inc., 7.690%, 6/15/2025	1,005,750
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,525,250
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,259,625
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	468,700
1,425,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,418,830
2,245,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	2,233,775
1,155,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	1,137,675
3,835,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	3,820,618
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,588,980
465,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	485,344

		30,151,804

	Home Construction – 0.9%
27,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	26,595
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	241,210
835,000	KB Home, 8.000%, 3/15/2020	883,096
3,920,000	PulteGroup, Inc., 6.000%, 2/15/2035	3,694,600
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	2,899,532
15,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	14,888

		7,759,921

	Independent Energy – 3.6%
1,898,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	2,135,250
270,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A(c)(f)	165,375
644,000	California Resources Corp., 5.500%, 9/15/2021	593,188
86,000	California Resources Corp., 6.000%, 11/15/2024	73,100

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$3,105,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	$3,015,731
335,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	326,206
1,135,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	1,163,375
720,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	752,400
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,042,263
3,125,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	3,187,500
1,880,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,843,644
650,000	Continental Resources, Inc., 4.500%, 4/15/2023	661,441
32,000	Continental Resources, Inc., 5.000%, 9/15/2022	32,464
1,105,000	Eclipse Resources Corp., 8.875%, 7/15/2023	1,124,338
160,000	Halcon Resources Corp., 6.750%, 2/15/2025	153,600
895,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	816,688
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,275,081
345,000	QEP Resources, Inc., 5.250%, 5/01/2023	335,944
315,000	SM Energy Co., 5.000%, 1/15/2024	306,731
1,510,000	SM Energy Co., 5.625%, 6/01/2025	1,504,338
1,227,000	SM Energy Co., 6.125%, 11/15/2022	1,263,810
536,000	SM Energy Co., 6.625%, 1/15/2027	554,090
875,000	SM Energy Co., 6.750%, 9/15/2026	908,906
1,575,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	1,539,563
980,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	1,004,500
280,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	289,842

		31,069,368

	Life Insurance – 1.8%
160,000	American International Group, Inc., 4.125%, 2/15/2024	160,398
130,000	American International Group, Inc., 4.875%, 6/01/2022	135,466
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(h)	3,903,500
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	248,218
4,345,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	4,805,048
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,711,525
2,270,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	3,053,150

Principal Amount (‡)	Description	Value (†)

	Life Insurance – continued
$1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	$1,354,388

		15,371,693

	Local Authorities – 0.1%
830,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	604,276

	Media Entertainment – 0.6%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	908,317
3,805,000	iHeartCommunications, Inc., 9.000%, 9/15/2022(j)	2,868,019
500,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	506,250
1,250,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	1,262,500

		5,545,086

	Metals & Mining – 1.8%
2,602,232	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(c)(d)(j)(k)	1,301
6,630,000	ArcelorMittal, 6.750%, 3/01/2041	7,565,671
3,300,000	ArcelorMittal, 7.000%, 10/15/2039	3,835,763
2,525,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	2,471,344
200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	189,750
1,580,000	United States Steel Corp., 6.650%, 6/01/2037	1,412,125

		15,475,954

	Midstream – 2.8%
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	602,313
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	311,385
1,700,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	1,530,254
1,160,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	1,533,041
3,000,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	2,844,639
300,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	308,931
1,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,369,524
3,470,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	3,253,125
225,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	229,208
1,565,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	1,565,000
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	116,375
115,000	ONEOK Partners LP, 6.200%, 9/15/2043	128,888
1,280,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(h)	1,271,219

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$7,195,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	$8,764,174

		23,828,076

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
35,030	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(l)	35,492
258,474	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	199,810

		235,302

	Oil Field Services – 1.1%
225,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	232,031
6,094,500	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	6,201,154
400,000	Transocean, Inc., 5.800%, 10/15/2022	398,500
2,855,000	Transocean, Inc., 6.800%, 3/15/2038	2,469,575

		9,301,260

	Packaging – 1.5%
11,450,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	11,335,500
1,910,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,938,650

		13,274,150

	Paper – 1.4%
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,457,330
5,492,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,219,412
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	451,915
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,344,059

		12,472,716

	Property & Casualty Insurance – 1.3%
1,630,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033, 144A(e)(i)	1,000,413
2,450,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	2,566,375
3,275,000	Old Republic International Corp., 4.875%, 10/01/2024	3,369,398
1,325,000	Radian Group, Inc., 4.500%, 10/01/2024	1,301,812
1,430,000	XLIT Ltd., 6.250%, 5/15/2027	1,621,769
1,135,000	XLIT Ltd., 6.375%, 11/15/2024	1,267,313

		11,127,080

	REITs – Single Tenant – 0.0%
275,000	Realty Income Corp., 5.750%, 1/15/2021	287,529

Principal Amount (‡)	Description	Value (†)

	Retailers – 0.5%
$1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	$1,131,569
545,000	Foot Locker, Inc., 8.500%, 1/15/2022	614,488
440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	438,900
2,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	1,790
793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	317,200
1,591,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A	1,629,502

		4,133,449

	Sovereigns – 0.8%
2,265,000	Kingdom of Saudi Arabia, 2.375%, 10/26/2021, 144A	2,185,725
5,040,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	4,735,080

		6,920,805

	Supermarkets – 1.8%
690,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	621,000
760,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	730,550
7,705,000	New Albertsons LP, 7.450%, 8/01/2029	6,356,625
2,445,000	New Albertsons LP, 7.750%, 6/15/2026	2,132,627
3,670,000	New Albertsons LP, 8.000%, 5/01/2031	3,119,500
705,000	New Albertsons LP, 8.700%, 5/01/2030	622,162
2,180,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	1,651,350

		15,233,814

	Technology – 0.4%
860,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	907,300
2,095,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,152,888
579,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	655,671

		3,715,859

	Transportation Services – 0.3%
2,500,000	APL Ltd., 8.000%, 1/15/2024(c)(f)	2,250,000

	Treasuries – 8.5%
13,195,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	9,937,444
8,305,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	6,413,429
107,395,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	881,888
271,710,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	2,138,505
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	2,198,089
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,045,688
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	3,093,720

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
847,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	$4,572,805
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	831,589
1,455,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	8,617,108
21,085,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	14,185,457
10,220,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,336,715
14,660,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	1,843,430
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,444,163
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	3,800,487
10,000,000	U.S. Treasury Note, 1.250%, 6/30/2019	9,904,688

		73,245,205

	Wireless – 0.9%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	3,546,145
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,640,135
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	337,500
735,000	Sprint Communications, Inc., 6.000%, 11/15/2022	749,700
285,000	Sprint Corp., 7.125%, 6/15/2024	295,688

		7,569,168

	Wirelines – 3.6%
195,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	182,777
690,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, (CAD)	700,572
210,000	Bell Canada, Inc., Series M-17, 6.100%, 3/16/2035, (CAD)	196,751
695,000	CenturyLink, Inc., 5.625%, 4/01/2025	679,571
2,155,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	1,977,213
1,535,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	1,431,388
795,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	751,275
120,000	Embarq Corp., 7.995%, 6/01/2036	120,000
3,585,000	Level 3 Parent LLC, 5.750%, 12/01/2022	3,626,048
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,681,196
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	361,809
600,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	557,250
4,484,000	Qwest Corp., 6.875%, 9/15/2033	4,459,116
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,316,188

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
$1,790,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$1,704,975
1,010,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	989,800
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	700,113
450,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	462,751
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	440,215
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,505,206
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	1,240,267
662,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A	511,395
985,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	837,250

		31,433,126

	Total Non-Convertible Bonds
	(Identified Cost $642,935,143)	630,947,590

Convertible Bonds – 6.4%

	Building Materials – 0.5%
4,405,000	KB Home, 1.375%, 2/01/2019	4,470,322

	Cable Satellite – 1.8%
13,430,000	DISH Network Corp., 2.375%, 3/15/2024	11,903,466
4,045,000	DISH Network Corp., 3.375%, 8/15/2026	3,857,983

		15,761,449

	Chemicals – 0.0%
318,000	RPM International, Inc., 2.250%, 12/15/2020	391,522

	Finance Companies – 0.4%
2,840,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	3,954,899

	Healthcare – 0.1%
520,000	Evolent Health, Inc., 2.000%, 12/01/2021	698,525

	Independent Energy – 0.7%
4,235,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	4,183,108
1,620,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	1,553,663

		5,736,771

	Leisure – 0.3%
2,800,000	Rovi Corp., 0.500%, 3/01/2020	2,640,708

	Midstream – 0.2%
1,610,000	SM Energy Co., 1.500%, 7/01/2021	1,762,293

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – 0.1%
$205,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	$218,479
285,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	341,887

		560,366

	REITs – Mortgage – 0.2%
1,530,000	iStar, Inc., 3.125%, 9/15/2022, 144A	1,487,368

	Technology – 2.1%
4,095,000	Booking Holdings, Inc., 0.900%, 9/15/2021	4,858,505
292,018	Liberty Interactive LLC, 3.500%, 1/15/2031	379,436
1,280,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,208,102
1,590,000	Nuance Communications, Inc., 1.250%, 4/01/2025	1,642,120
9,434,000	Nuance Communications, Inc., 1.500%, 11/01/2035	9,558,727
520,000	Western Digital Corp., 1.500%, 2/01/2024, 144A	481,193

		18,128,083

	Total Convertible Bonds
	(Identified Cost $53,003,479)	55,592,306

Municipals – 0.7%

	Michigan – 0.2%
1,585,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,605,653

	Virginia – 0.5%
4,180,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	4,143,634

	Total Municipals
	(Identified Cost $5,747,496)	5,749,287

	Total Bonds and Notes
	(Identified Cost $701,686,118)	692,289,183

Shares

Common Stocks – 2.8%

	Aerospace & Defense – 0.3%
107,377	Arconic, Inc.	2,363,368

	Automobiles – 0.4%
341,305	Ford Motor Co.	3,157,071

	Diversified Telecommunication Services – 0.0%
3,841	Cincinnati Bell, Inc.(e)	61,264

	Electronic Equipment, Instruments & Components – 0.8%
205,167	Corning, Inc.	7,242,395

Shares	Description	Value (†)
	Media – 0.0%
6,787	Dex Media, Inc.(a)(e)	$71,263

	Oil, Gas & Consumable Fuels – 0.1%
54,259	Chesapeake Energy Corp.(e)	243,623
11,108	Paragon Offshore Ltd., Litigation Units, Class A(a)(e)	8,975
16,662	Paragon Offshore Ltd., Litigation Units, Class B(a)(e)	645,653

		898,251

	Pharmaceuticals – 1.2%
160,000	Bristol-Myers Squibb Co.	9,932,800

	Total Common Stocks
	(Identified Cost $15,486,583)	23,726,412

Preferred Stocks – 1.6%

Convertible Preferred Stocks – 1.5%

	Banking – 0.4%
2,844	Bank of America Corp., Series L, 7.250%	3,680,847

	Communications – 0.0%
2,083	Cincinnati Bell, Inc., Series B, 6.750%	102,088

	Energy – 0.5%
96,065	El Paso Energy Capital Trust I, 4.750%	4,514,094

	Independent Energy – 0.2%
10,213	Chesapeake Energy Corp., 4.500%	550,481
12,055	Chesapeake Energy Corp., 5.000%	742,950
660	Chesapeake Energy Corp., Series A, 5.750%, 144A	395,225

		1,688,656

	REITs – Health Care – 0.1%
7,400	Welltower, Inc., Series I, 6.500%	447,848

	REITs – Mortgage – 0.3%
58,187	iStar, Inc., Series J, 4.500%	2,762,137

	Total Convertible Preferred Stocks
	(Identified Cost $11,801,606)	13,195,670

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
4,670	Union Electric Co., 4.500% (Identified Cost $246,343)	452,757

	Total Preferred Stocks
	(Identified Cost $12,047,949)	13,648,427

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 13.7%
$2,273,904	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $2,274,150 on 10/01/2018 collateralized by $2,340,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $2,324,069 including accrued interest (Note 2 of Notes to Financial Statements)	$2,273,904
25,000,000	U.S. Treasury Bills, 1.995%, 11/08/2018(m)	24,945,375
2,000,000	U.S. Treasury Bills, 2.047%, 11/15/2018(m)	1,994,797
90,000,000	U.S. Treasury Bills, 2.160% – 2.200%, 4/25/2019(m)(n)	88,793,612

	Total Short-Term Investments
	(Identified Cost $118,100,306)	118,007,688

	Total Investments – 98.3%
	(Identified Cost $847,320,956)	847,671,710
	Other assets less liabilities—1.7%	15,087,102

	Net Assets – 100.0%	$862,758,812

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Dex Media, Inc.	August 12, 2016	$33,062	$71,263	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	December 18, 2014	1,118,924	894,689	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	December 18, 2014	444,305	186,798	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	December 18, 2014	1,445,707	—	—
Paragon Offshore Ltd., Litigation Units, Class A	July 18, 2017	73,304	8,975	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	July 18, 2017	1,466,032	645,653	0.1%

(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $1,082,788 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Non-income producing security.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $9,257,611 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018, interest payments were made in cash.
(h)	Perpetual bond with no specified maturity date.
(i)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(l)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $136,079,265 or 15.8% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2018

Banking	10.5%
Treasuries	8.5
Finance Companies	5.4
Automotive	4.6
Independent Energy	4.5
Wirelines	3.6
Cable Satellite	3.6
Healthcare	3.6
Electric	3.2
Airlines	3.1
Midstream	3.0
Aerospace & Defense	2.7
Technology	2.5
Chemicals	2.5
Other Investments, less than 2% each	23.3
Short-Term Investments	13.7

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Fixed Income Fund – continued

Currency Exposure Summary at September 30, 2018

United States Dollar	86.4%
Canadian Dollar	4.3
Mexican Peso	2.9
New Zealand Dollar	2.2
Other, less than 2% each	2.5

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.7% of Net Assets

Non-Convertible Bonds – 96.4%

	Australia – 2.1%
$4,695,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A(a)	$4,747,702
20,770,000	Queensland Treasury Corp., Series 20, 6.250%, 2/21/2020, (AUD)	15,851,922

		20,599,624

	Belgium – 0.2%
2,325,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036	2,328,120

	Brazil – 2.8%
29,712(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2023, (BRL)	7,152,763
33,200(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	7,551,161
4,400,000	Brazilian Government International Bond, 4.625%, 1/13/2028	4,028,244
3,595,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	3,608,517
45,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	45,900
1,600,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,519,680
1,060,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027	996,400
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,685,630
170,000	Vale Overseas Ltd., 6.250%, 8/10/2026	186,303

		26,774,598

	Canada – 1.5%
1,250,000	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(a)	964,154
8,700,000	Canadian Government Bond, 2.000%, 6/01/2028, (CAD)(a)	6,488,712
3,455,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(a)	2,602,732
1,020,000	Ford Auto Securitization Trust, Series 2017-R5A, Class A2, 2.082%, 11/15/2021, 144A, (CAD)(a)	785,866
800,000	GMF Canada Leasing Trust, Series 2017-1A, Class A2, 2.263%, 9/21/2020, 144A, (CAD)(a)	618,768
943,034	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)(a)	728,997

Principal Amount (‡)	Description	Value (†)

	Canada – continued
3,210,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	$2,706,724

		14,895,953

	Chile – 0.6%
5,420,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025, 144A(a)	5,502,114

	Colombia – 1.0%
26,229,700,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(a)	9,280,815

	Denmark – 1.1%
60,330,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(a)	10,437,919

	France – 2.9%
1,800,000	AXA S.A., EMTN, (fixed rate to 1/16/2034, variable rate thereafter), 5.625%, 1/16/2054, (GBP)	2,465,247
1,840,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	1,791,690
8,505,000	France Government Bond OAT, 0.500%, 5/25/2026, (EUR)(a)	9,900,695
1,315,000	France Government Bond OAT, 4.500%, 4/25/2041, (EUR)(a)	2,432,010
5,700,000	French Republic Government Bond OAT, 3.250%, 5/25/2045, (EUR)(a)	9,053,473
2,940,000	Societe Generale S.A., 4.750%, 9/14/2028, 144A	2,924,307

		28,567,422

	Germany – 8.8%
1,800,000	Allianz SE, (fixed rate to 7/07/2025, variable rate thereafter), 2.241%, 7/07/2045, (EUR)	2,089,264
2,225,000	Bayer U.S. Finance II LLC, 4.250%, 12/15/2025, 144A	2,211,325
3,825,000	Bayer U.S. Finance II LLC, 4.375%, 12/15/2028, 144A	3,747,537
20,360,000	Bundesrepublik Deutschland, 0.500%, 2/15/2025, (EUR)(a)	24,271,472
34,705,000	Bundesrepublik Deutschland, 1.000%, 8/15/2025, (EUR)(a)	42,690,798
5,735,000	Bundesrepublik Deutschland, 1.750%, 2/15/2024, (EUR)(a)	7,303,359
600,000	Deutsche Bank AG, EMTN, 4.500%, 5/19/2026, (EUR)	746,890
1,830,000	Republic of Germany, 2.500%, 8/15/2046, (EUR)	2,872,000

		85,932,645

	Hong Kong – 0.2%
1,715,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(a)	1,630,464

	Hungary – 1.0%
656,110,000	Hungary Government Bond, 2.500%, 10/24/2024, (HUF)	2,292,563

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Hungary – continued
2,084,500,000	Hungary Government Bond, 3.000%, 6/26/2024, (HUF)	$7,571,604

		9,864,167

	Indonesia – 1.4%
202,531,000,000	Indonesia Government International Bond, 8.250%, 7/15/2021, (IDR)	13,750,810

	Ireland – 0.8%
875,000	Bank of Ireland Mortgage Bank, 1.750%, 3/19/2019, (EUR)(a)	1,025,501
2,495,000	Bank of Ireland Mortgage Bank, EMTN, 3.625%, 10/02/2020, (EUR)(a)	3,115,792
2,625,000	Bank of Ireland Mortgage Bank, Series 47, 0.500%, 1/20/2020, (EUR)(a)	3,077,290

		7,218,583

	Israel – 0.5%
100,000	Teva Pharmaceutical Finance Netherlands II BV, 1.125%, 10/15/2024, (EUR)	103,388
3,215,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	2,862,769
2,070,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	1,722,283

		4,688,440

	Italy – 3.7%
2,140,000	Atlantia S.p.A., EMTN, 1.875%, 7/13/2027, (EUR)	2,295,069
1,630,000	Enel Finance International NV, 4.625%, 9/14/2025, 144A	1,595,277
1,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A(a)	1,740,173
825,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)(a)	1,318,884
650,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	586,551
1,500,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	1,364,533
7,425,000	Italy Buoni Poliennali Del Tesoro, 1.250%, 12/01/2026, (EUR)(a)	7,645,813
3,145,000	Italy Buoni Poliennali Del Tesoro, 3.750%, 5/01/2021, (EUR)(a)	3,840,655
6,585,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(a)	8,408,662
850,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	986,000
340,000	Telecom Italia SpA/Milano, EMTN, 2.875%, 1/28/2026, (EUR)	393,039
3,570,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	3,424,045

Principal Amount (‡)	Description	Value (†)

	Italy – continued
$2,845,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	$2,543,146

		36,141,847

	Japan – 7.8%
2,037,978,200(†††)	Japan Government CPI Linked Bond, Series 20, 0.100%, 3/10/2025, (JPY)(a)	18,645,572
192,600,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)(a)	1,744,130
480,200,000	Japan Government Thirty Year Bond, 0.300%, 6/20/2046, (JPY)	3,660,204
572,450,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)(a)	6,075,820
1,688,950,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)(a)	18,319,652
1,083,100,000	Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	12,552,692
715,100,000	Japan Government Twenty Year Bond, 1.500%, 6/20/2034, (JPY)(a)	7,296,387
727,200,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)(a)	7,808,984

		76,103,441

	Malaysia – 0.4%
16,625,000	Malaysia Government Bond, 3.795%, 9/30/2022, (MYR)(a)	4,023,788

	Mexico – 1.9%
3,120,000	America Movil SAB de CV, 3.125%, 7/16/2022(a)	3,055,075
1,055,000	Cemex SAB de CV, 2.750%, 12/05/2024, 144A, (EUR)	1,221,650
437,144(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(a)	2,264,627
905,649(††††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,886,556
2,080,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A(a)	1,995,864
540,000	Mexico City Airport Trust, 5.500%, 10/31/2046, 144A	475,200
2,030,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	1,811,795
660,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	796,424
2,165,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(a)	2,077,318

		18,584,509

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Netherlands – 0.8%
$2,685,000	ING Groep NV, 4.550%, 10/02/2028	$2,672,281
2,000,000	ING Groep NV, EMTN, (fixed rate to 9/26/2024, variable rate thereafter), 1.625%, 9/26/2029, (EUR)	2,242,759
1,635,000	Netherlands Government Bond, 2.750%, 1/15/2047, 144A, (EUR)(a)	2,661,107

		7,576,147

	New Zealand – 1.0%
12,600,000	New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	9,617,191

	Norway – 0.8%
45,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(a)	5,764,114
19,360,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(a)	2,427,774

		8,191,888

	Poland – 0.7%
2,855,000	Poland Government International Bond, 3.250%, 7/25/2019, (PLN)	786,542
5,195,000	Poland Government International Bond, Series 0421, 2.000%, 4/25/2021, (PLN)(a)	1,416,549
18,060,000	Republic of Poland Government Bond, Series 0726, 2.500%, 7/25/2026, (PLN)	4,687,919

		6,891,010

	Portugal – 0.5%
1,040,000	EDP Finance BV, 3.625%, 7/15/2024, 144A	992,825
3,625,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	3,643,415
550,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	557,348

		5,193,588

	Singapore – 1.0%
2,040,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)(a)	1,499,576
2,465,000	Temasek Financial I Ltd., 3.625%, 8/01/2028, 144A	2,451,906
5,290,000	United Overseas Bank Ltd., 3.200%, 4/23/2021, 144A	5,255,245

		9,206,727

	South Africa – 1.5%
255,890,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(a)	14,836,327

	Spain – 2.7%
3,500,000	Banco Popular Espanol S.A., 1.000%, 3/03/2022, (EUR)	4,165,094
1,700,000	Banco Popular Espanol S.A., EMTN, 0.875%, 9/28/2021, (EUR)	2,015,743

Principal Amount (‡)	Description	Value (†)

	Spain – continued
$800,000	Banco Santander S.A., 4.250%, 4/11/2027	$755,566
2,400,000	Banco Santander S.A., 5.179%, 11/19/2025(a)	2,413,752
1,400,000	Iberdrola Finanzas S.A., EMTN, 1.000%, 3/07/2025, (EUR)	1,626,043
700,000	Iberdrola International BV, EMTN, 0.375%, 9/15/2025, (EUR)	772,620
5,165,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	7,908,014
4,935,000	Spain Government Bond, 5.850%, 1/31/2022, 144A, (EUR)(a)	6,810,444

		26,467,276

	Supranationals – 1.6%
6,620,000	European Investment Bank, 2.375%, 7/06/2023, 144A, (CAD)(a)	5,048,246
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,251,153
67,150,000	Nordic Investment Bank, GMTN, 1.375%, 7/15/2020, (NOK)(a)	8,264,514

		15,563,913

	Sweden – 0.5%
39,605,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(a)	4,772,658

	Thailand – 0.3%
92,175,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	2,737,578

	United Arab Emirates – 0.6%
1,405,000	Abu Dhabi Crude Oil Pipeline LLC, 4.600%, 11/02/2047, 144A	1,367,992
1,460,000	DP World Ltd., 2.375%, 9/25/2026, 144A, (EUR)	1,686,658
1,560,000	DP World Ltd., 3.250%, 5/18/2020, 144A	1,548,144
1,175,000	DP World Ltd., MTN, 3.250%, 5/18/2020	1,166,070

		5,768,864

	United Kingdom – 8.0%
4,770,000	Aviva PLC, (fixed rate to 12/04/2025, variable rate thereafter), 3.375%, 12/04/2045, (EUR)	5,581,797
1,425,000	Barclays PLC, 4.337%, 1/10/2028	1,348,529
1,660,000	Barclays PLC, 4.375%, 1/12/2026	1,610,260
900,000	Barclays PLC, 5.200%, 5/12/2026(a)	884,305
675,000	Barclays PLC, EMTN, (fixed rate to 11/11/2020, variable rate thereafter), 2.625%, 11/11/2025, (EUR)(a)	793,874
1,895,000	BAT Capital Corp., 3.557%, 8/15/2027, 144A	1,764,715
720,000	Centrica PLC, (fixed rate to 4/10/2021, variable rate thereafter), 3.000%, 4/10/2076, (EUR)	854,816
1,370,000	Channel Link Enterprises Finance PLC, Series A7, (fixed rate to 6/20/2022, variable rate thereafter), 1.761%, 6/30/2050, (EUR)	1,604,667

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)	$1,244,490
2,268,000	Co-Operative Bank PLC (The), 4.750%, 11/11/2021, (GBP)(a)	3,153,734
266,558	Eurosail PLC, Series 2007-1X, Class A3C, GBP 3-month LIBOR + 0.160%, 0.960%, 3/13/2045, (GBP)(a)(b)	342,905
138,014	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 0.950%, 3/13/2045, (GBP)(a)(b)	176,387
1,985,000	FCE Bank PLC, EMTN, 1.615%, 5/11/2023, (EUR)	2,308,045
1,845,000	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.714%, 8/25/2060, 144A(b)	1,845,347
131,074	Great Hall Mortgages No. 1 PLC, Series 2006-1, Class A2A, GBP 3-month LIBOR + 0.150%, 0.950%, 6/18/2038, (GBP)(a)(b)	167,659
460,000	HBOS PLC, EMTN, (fixed rate to 3/18/2025, variable rate thereafter), 4.500%, 3/18/2030, (EUR)(a)	592,338
3,890,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	3,851,780
1,960,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(a)	2,998,116
200,865	Precise Mortgage Funding PLC, Series 2014-1, Class A, GBP 3-month LIBOR + 0.800%, 1.601%, 9/12/2047, (GBP)(a)(b)	261,837
97,600	Precise Mortgage Funding PLC, Series 2015-1, Class A, GBP 3-month LIBOR + 0.950%, 1.751%, 3/12/2048, (GBP)(a)(b)	127,250
281,618	Residential Mortgage Securities PLC, Series 28, Class A, GBP 3-month LIBOR + 1.150%, 1.947%, 6/15/2046, (GBP)(a)(b)	368,808
180,190	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 0.951%, 6/12/2044, (GBP)(b)	225,365
1,590,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024(a)	1,591,210
375,000	Royal Bank of Scotland Group PLC, 6.100%, 6/10/2023	391,259
3,778,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(a)	3,682,481
3,245,000	Sky PLC, 3.750%, 9/16/2024, 144A	3,236,461
315,000	Sky PLC, EMTN, 2.500%, 9/15/2026, (EUR)	391,616

Principal Amount (‡)	Description	Value (†)

	United Kingdom – continued
1,290,000	Towd Point Mortgage Funding PLC, Series 16-GR1A, Class B, GBP 3-month LIBOR + 1.400%, 2.159%, 7/20/2046, 144A, (GBP)(a)(b)	$1,687,404
615,000	United Kingdom Gilt, 0.750%, 7/22/2023, (GBP)	785,878
2,605,000	United Kingdom Gilt, 2.000%, 7/22/2020, (GBP)	3,466,722
1,515,000	United Kingdom Gilt, 2.250%, 9/07/2023, (GBP)(a)	2,078,293
3,385,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	5,823,500
11,185,000	United Kingdom Gilt, 4.250%, 12/07/2027, (GBP)(a)	18,092,250
2,490,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(a)	4,460,414

		77,794,512

	United States – 37.5%
805,253	AASET Trust, Series 2017-1A, Class A, 3.967%, 5/16/2042, 144A	801,005
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	2,567,503
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)	3,533,719
3,281,850	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	3,305,479
2,285,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024(a)	2,199,578
3,000,000	Anadarko Petroleum Corp., 5.550%, 3/15/2026(a)	3,183,270
2,350,000	AT&T, Inc., 4.350%, 6/15/2045(a)	2,024,460
295,000	AT&T, Inc., 4.800%, 6/15/2044(a)	272,062
285,000	Aviation Capital Group LLC, 3.500%, 11/01/2027, 144A	260,116
2,855,000	Aviation Capital Group LLC, 4.875%, 10/01/2025, 144A(a)	2,905,286
1,900,000	Bank of America Corp., MTN, 4.450%, 3/03/2026	1,902,292
144,115	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1, 3.352%, 11/28/2032, 144A(c)	143,435
523,809	Bayview Opportunity Master Fund IV Trust, Series 2018-RN2, Class A1, 3.598%, 2/25/2033, 144A(c)	519,992
751,015	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	753,426
583,920	Bayview Opportunity Master Fund IVa Trust, Series 2018-RN1, Class A1, 3.278%, 1/28/2033, 144A(c)	581,995
199,521	Bayview Opportunity Master Fund IVa Trust, Series 2018-RN3, Class A1, 3.672%, 3/28/2033, 144A(c)	198,918
276,514	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL2, Class A1, 2.981%, 10/28/2032, 144A(c)	275,180

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$611,096	Bayview Opportunity Master Fund Trust, Series 2018-RN5, Class A1, 3.820%, 4/28/2033, 144A(c)	$609,540
2,512,193	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A(a)	2,483,807
1,297,796	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,292,457
2,930,000	Citigroup, Inc., 4.090%, 6/09/2025, (CAD)(a)	2,274,541
1,520,000	Citigroup, Inc., 4.400%, 6/10/2025(a)	1,520,253
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A(a)	2,544,582
2,800,000	Commercial Mortgage Trust, Series 2014-PAT, Class D, 1-month LIBOR + 2.150%, 4.283%, 8/13/2027, 144A(b)	2,800,004
2,531,973	Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1-month LIBOR + 1.720%, 3.878%, 10/15/2034, 144A(a)(b)	2,531,973
62,000	Continental Resources, Inc., 5.000%, 9/15/2022	62,899
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)	5,261,380
2,520,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class B, 2.940%, 10/15/2024, 144A(a)	2,504,860
1,270,000	Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A, 3.010%, 2/16/2027, 144A	1,257,119
173,627	Credit Suisse Mortgage Capital Certificates, Series 2009-13R, Class 3A1, 3.880%, 11/26/2036, 144A(c)	173,342
2,422,925	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.030%, 8/25/2062, 144A(c)	2,417,204
2,255,000	CVS Health Corp., 4.100%, 3/25/2025	2,248,962
2,230,000	CVS Health Corp., 4.300%, 3/25/2028	2,212,514
705,000	CVS Health Corp., 4.780%, 3/25/2038	701,623
2,613,808	Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.250%, 1/30/2025(a)	2,608,455
680,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	498,100
874,147	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	869,710
3,465,000	Diamondback Energy, Inc., 4.750%, 11/01/2024, 144A	3,469,331
2,755,000	Energy Transfer Partners LP, 5.150%, 3/15/2045	2,600,821
1,340,000	Energy Transfer Partners LP, 5.300%, 4/15/2047	1,298,248

Principal Amount (‡)	Description	Value (†)

	United States – continued
$646,259	Exeter Automobile Receivables Trust, Series 2017-2A, Class A, 2.110%, 6/15/2021, 144A(a)	$645,055
1,070,000	Federal National Mortgage Association, Series 2017-M13, Class A2, 3.037%, 9/25/2027(c)	1,016,577
4,440,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.974%, 11/25/2027(a)(c)	4,190,543
5,042,000	Federal National Mortgage Association, Series 2017-M8, Class A2, 3.061%, 5/25/2027(a)(c)	4,847,067
297,171	FHLMC, 3.500%, 1/01/2048	292,660
4,271,642	FHLMC, 4.000%, with various maturities from 2046 to 2048(a)(d)	4,326,008
2,387,006	FHLMC, 4.500%, with various maturities from 2044 to 2048(a)(d)	2,477,932
2,595,000	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026(a)	2,450,801
5,790,000	FHLMC Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.243%, 4/25/2027(a)	5,664,329
5,310,000	FHLMC Multifamily Structured Pass Through Certificates, Series K075, Class A2, 3.650%, 2/25/2028(a)(c)	5,344,049
817,790	First Investors Auto Owner Trust, Series 18-1A, Class A1, 2.840%, 5/16/2022, 144A	816,592
11,341,549	FNMA, 2.500%, with various maturities in 2046(a)(d)	10,505,013
7,227,238	FNMA, 3.000%, with various maturities from 2046 to 2057(a)(d)	6,872,462
14,048,735	FNMA, 3.500%, with various maturities from 2045 to 2058(a)(d)	13,814,530
767,314	FNMA, 4.000%, 10/01/2047	775,257
3,676,483	FNMA, 4.500%, with various maturities from 2043 to 2047(a)(d)	3,813,047
6,718,000	FNMA (TBA), 4.000%, 11/01/2048(e)	6,774,683
6,270,000	Ford Motor Credit Co. LLC, 4.050%, 12/10/2018, (AUD)(a)	4,543,826
475,975	GCAT LLC, Series 2017-5, Class A1, 3.228%, 7/25/2047, 144A(c)	474,292
2,664,294	GCAT LLC, Series 2018-1, Class A1, 3.844%, 6/25/2048, 144A(c)	2,655,052
50,000,000	General Electric Co., EMTN, 4.208%, 12/06/2021, (SEK)(a)	6,231,800
3,900,000	General Motors Financial Co., Inc., 4.000%, 1/15/2025	3,772,533
315,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	358,164
2,330,000	Gilead Sciences, Inc., 4.150%, 3/01/2047(a)	2,207,448
1,206,018	GNMA, 1-month LIBOR + 1.797%, 3.885%, 5/20/2064(a)(b)	1,239,091
1,107,747	GNMA, 1-month LIBOR + 2.029%, 4.120%, 11/20/2064(a)(b)	1,171,057
1,463,577	GNMA, 1-month LIBOR + 2.190%, 4.280%, 11/20/2064(a)(b)	1,549,543
2,099,818	GNMA, 1-month LIBOR + 2.314%, 4.401%, 10/20/2063(a)(b)	2,231,784

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,642,582	GNMA, 4.481%, 12/20/2061(a)(c)	$1,650,675
302,755	GNMA, 4.497%, 4/20/2065(a)(c)	316,865
274,135	GNMA, 4.502%, 6/20/2062(a)(c)	276,413
1,484,813	GNMA, 4.524%, 1/20/2063(a)(c)	1,505,053
1,491,327	GNMA, 4.571%, 2/20/2065(a)(c)	1,551,449
1,748,249	GNMA, 4.661%, 7/20/2064(a)(c)	1,829,876
1,549,694	GNMA, 4.664%, 7/20/2064(a)(c)	1,617,401
2,877,517	GNMA, 4.671%, 5/20/2064(a)(c)	2,985,404
385,000	Gulfport Energy Corp., 6.000%, 10/15/2024	375,375
90,000	Gulfport Energy Corp., 6.375%, 5/15/2025	88,200
1,790,000	Gulfport Energy Corp., 6.375%, 1/15/2026	1,740,775
2,150,000	Halfmoon Parent, Inc., 4.125%, 11/15/2025, 144A	2,143,873
3,060,000	Halfmoon Parent, Inc., 4.375%, 10/15/2028, 144A	3,051,086
805,000	Halfmoon Parent, Inc., 4.800%, 8/15/2038, 144A	807,257
707,000	Hilton Grand Vacations Trust, Series 2013-A, Class A, 2.280%, 1/25/2026, 144A(a)	702,834
103,860	Honor Automobile Trust Securitization, Series 2016-1A, Class A, 2.940%, 11/15/2019, 144A(a)	103,860
3,810,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A(a)	3,805,238
1,905,000	Kimco Realty Corp., 3.300%, 2/01/2025	1,807,498
75,000	Kimco Realty Corp., 3.800%, 4/01/2027	71,684
1,180,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,042,174
635,000	Lennar Corp., 4.500%, 4/30/2024	621,792
335,000	Lennar Corp., 4.750%, 5/30/2025	326,625
3,105,000	Lennar Corp., 4.750%, 11/29/2027	2,980,800
607,613	Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.500%, 5/20/2030, 144A(a)(c)	603,293
835,000	MetLife, Inc., 6.400%, 12/15/2066	885,100
2,430,000	MPLX LP, 4.000%, 3/15/2028	2,337,217
2,565,000	MPLX LP, 4.500%, 4/15/2038	2,417,501
4,580,000	Newfield Exploration Co., 5.375%, 1/01/2026	4,746,025
2,988,604	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.000%, 6/25/2057, 144A(c)	2,943,473
1,554,700	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, 3.000%, 7/25/2057, 144A(c)	1,529,280
1,599,252	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A(a)	1,607,681
3,920,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A	3,889,989
1,870,000	Owens Corning, 4.300%, 7/15/2047	1,508,757

Principal Amount (‡)	Description	Value (†)

	United States – continued
$855,000	Owens Corning, 4.400%, 1/30/2048	$708,058
122,454	OWS Structured Asset Trust, Series 2016-NPL1, Class A1, 3.750%, 7/25/2056, 144A(c)	123,810
3,631,062	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A1, 3.470%, 9/25/2022, 144A(c)	3,604,143
680,781	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A1, 3.470%, 11/25/2022, 144A(c)	676,436
850,000,000	Procter & Gamble Co. (The), 0.275%, 5/08/2020, (JPY)(a)	7,502,174
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)	4,651,331
571,777	RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/2022, 144A(c)	568,394
6,313,741	RCO Mortgage LLC, Series 2018-1, Class A1, 4.000%, 5/25/2023, 144A(c)	6,304,037
2,146,003	Sofi Consumer Loan Program Trust, Series 2018-2, Class A1, 2.930%, 4/26/2027, 144A	2,141,437
2,700,173	Spirit Airlines Pass Through Certificates, Series 2015-1, Class B, 4.450%, 10/01/2025(a)	2,693,423
1,976,837	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A(a)	1,968,158
7,117,675	Stanwich Mortgage Loan Trust, Series 2018-NPB1, Class A1, 4.016%, 5/16/2023, 144A(c)	7,090,483
170,000	Sunoco Logistics Partners Operations LP, 5.300%, 4/01/2044	162,954
1,065,000	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	1,074,319
1,425,000	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	1,448,142
7,128,729	Trinity Rail Leasing LLC, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A(a)	7,398,811
2,315,000	U.S. Treasury Bond, 2.500%, 5/15/2046(a)	2,018,752
5,840,000	U.S. Treasury Bond, 2.875%, 5/15/2043(a)(f)	5,521,081
20,475,905	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(a)(g)	19,893,088
11,945,000	U.S. Treasury Note, 2.000%, 1/31/2020	11,831,149
27,310,000	U.S. Treasury Note, 2.375%, 1/31/2023	26,682,723
5,010,000	U.S. Treasury Note, 2.500%, 6/30/2020	4,984,167
1,066,727	United Airlines Pass Through Trust, Series 2013-1, Class B, 5.375%, 2/15/2023	1,092,323
1,225,185	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027	1,176,891
1,564,983	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	1,500,474

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$1,571,834	Vericrest Opportunity Loan Trust, Series 2018-NPL4, Class A1A, 4.336%, 7/27/2048, 144A(c)	$1,569,688
2,045,000	Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 5/20/2021, 144A(a)	2,030,626
1,498,397	VOLT LVI LLC, Series 2017-NPL3, Class A1, 3.500%, 3/25/2047, 144A(c)	1,491,351
1,911,315	VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.125%, 6/25/2047, 144A(c)	1,895,398
289,357	VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.000%, 10/25/2047, 144A(c)	286,116
570,000,000	Walmart, Inc., 0.183%, 7/15/2022, (JPY)(a)	5,029,625
1,505,000	Warner Media LLC, 3.600%, 7/15/2025	1,442,144
1,240,000	Warner Media LLC, 3.800%, 2/15/2027	1,186,134
880,000	Westlake Automobile Receivables Trust, Series 18-2A, Class A2A, 2.840%, 9/15/2021, 144A	879,257
795,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	814,875
520,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	538,278
940,000	Zimmer Biomet Holdings, Inc., 2.425%, 12/13/2026, (EUR)	1,129,605

		365,711,014

	Uruguay – 0.2%
19,680,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	512,260
60,830,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	1,814,388

		2,326,648

	Total Non-Convertible Bonds
	(Identified Cost $964,624,985)	938,980,600

Convertible Bonds – 0.3%

	United States – 0.3%
2,680,000	DISH Network Corp., 2.375%, 3/15/2024	2,375,375
495,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	474,730

	Total Convertible Bonds
	(Identified Cost $3,024,574)	2,850,105

	Total Bonds and Notes
	(Identified Cost $967,649,559)	941,830,705

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 1.6%
$8,876,976	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $8,877,938 on 10/01/2018 collateralized by $9,120,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $9,057,911 including accrued interest (Note 2 of Notes to Financial Statements)	$8,876,976
7,150,000	U.S. Treasury Bills, 2.000%, 11/15/2018(h)	7,131,399

Total Short-Term Investments
	(Identified Cost $16,009,097)	16,008,375

Total Investments – 98.3%
	(Identified Cost $983,658,656)	957,839,080
	Other assets less liabilities—1.7%	16,345,603

	Net Assets – 100.0%	$974,184,683

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(b)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $203,668,475 or 20.9% of net assets.
ABS	Asset-Backed Securities
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
UYU	Uruguayan Peso
ZAR	South African Rand

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	12/19/2018	EUR	S	12,945,000	$15,130,116	$15,128,307	$1,809
Citibank N.A.	12/19/2018	ZAR	S	161,855,000	10,923,233	11,328,215	(404,982)
Credit Suisse International	12/19/2018	CHF	B	5,805,000	6,048,608	5,958,994	(89,614)
Credit Suisse International	12/19/2018	COP	B	13,861,060,000	4,574,607	4,671,093	96,486
Credit Suisse International	12/19/2018	COP	S	13,861,060,000	4,458,796	4,671,093	(212,297)
Credit Suisse International	12/19/2018	IDR	B	73,500,000,000	4,850,205	4,883,797	33,592
Credit Suisse International	12/19/2018	IDR	S	73,500,000,000	4,815,567	4,883,797	(68,230)
Credit Suisse International	12/19/2018	JPY	B	7,957,185,000	71,884,183	70,467,298	(1,416,885)
Credit Suisse International	12/19/2018	KRW	B	13,692,574,000	12,165,770	12,367,555	201,785
Deutsche Bank AG	12/19/2018	GBP	B	6,810,000	8,915,789	8,909,472	(6,317)
HSBC Bank USA	12/19/2018	AUD	B	13,495,000	9,583,204	9,760,645	177,441
Morgan Stanley Capital Services, Inc.	12/04/2018	BRL	S	55,955,000	13,379,322	13,785,953	(406,631)
UBS AG	12/19/2018	AUD	B	7,200,000	5,118,408	5,207,606	89,198
UBS AG	12/20/2018	CAD	B	12,685,000	9,756,717	9,837,576	80,859
UBS AG	12/19/2018	NZD	S	13,480,000	8,838,836	8,939,288	(100,452)
UBS AG	12/19/2018	SEK	S	24,065,000	2,677,314	2,726,297	(48,983)

Total							$(2,073,221)

At September 30, 2018, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	12/19/2018	SEK	44,475,000	EUR	4,234,679	$4,948,901	$(89,622)
Credit Suisse International	12/19/2018	AUD	19,755,000	EUR	12,036,154	14,066,175	(222,194)
Credit Suisse International	12/19/2018	IDR	115,766,175,000	JPY	840,163,836	7,440,329	(251,895)
Credit Suisse International	12/19/2018	JPY	540,898,053	IDR	72,926,580,000	4,845,695	55,607
Deutsche Bank AG	12/19/2018	HUF	2,733,945,000	EUR	8,395,734	9,811,761	(67,757)
Morgan Stanley Capital Services, Inc.	12/19/2018	GBP	9,100,000	EUR	10,187,632	11,905,880	419
Morgan Stanley Capital Services, Inc.	12/19/2018	JPY	3,015,000,000	EUR	23,240,039	27,159,710	459,451

Total							$(115,991)

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Bond Fund – continued

At September 30, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	12/13/2018	7	$9,261,071	$9,246,876	$(14,195)
2 Year U.S. Treasury Note	12/31/2018	230	48,559,348	48,468,906	(90,442)
German Euro BOBL	12/06/2018	54	8,244,705	8,194,462	(50,243)
German Euro Bund	12/06/2018	71	13,245,702	13,089,788	(155,914)
UK Long Gilt	12/27/2018	18	2,863,467	2,837,398	(26,069)
Ultra 10 Year U.S. Treasury Note	12/19/2018	69	8,675,809	8,694,000	18,191
Ultra Long U.S. Treasury Bond	12/19/2018	133	20,724,406	20,519,406	(205,000)

Total					$(523,672)

At September 30, 2018, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2018	266	$31,633,514	$31,595,813	$37,701
30 Year U.S. Treasury Bond	12/19/2018	148	21,256,118	20,794,000	462,118

Total					$499,819

Industry Summary at September 30, 2018

Treasuries	45.1%
Mortgage Related	6.9
Banking	6.9
ABS Home Equity	4.3
Local Authorities	2.5
ABS Other	2.4
Agency Commercial Mortgage-Backed Securities	2.3
Life Insurance	2.1
Government Owned - No Guarantee	2.0
Other Investments, less than 2% each	22.2
Short-Term Investments	1.6

Total Investments	98.3
Other assets less liabilities (including forward foreign currency and futures contracts)	1.7

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	45.9%
Euro	18.2
Japanese Yen	10.8
British Pound	4.9
Canadian Dollar	2.4
Australian Dollar	2.1
Other, less than 2% each	14.0

Total Investments	98.3
Other assets less liabilities (including forward foreign currency and futures contracts)	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 95.1% of Net Assets

	Banking – 2.8%
$200,000	HSBC Holdings PLC, (fixed rate to 3/23/2023, variable rate thereafter), 6.250%(a)	$199,250
200,000	Lloyds Banking Group PLC, (fixed rate to 11/07/2027, variable rate thereafter), 3.574%, 11/07/2028	183,200
200,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%(a)	211,876
215,000	Societe Generale S.A., 4.750%, 9/14/2028, 144A	213,852

		808,178

	Electric – 0.2%
45,000	IPALCO Enterprises, Inc., 3.700%, 9/01/2024	43,647

	Food & Beverage – 0.3%
100,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	99,276

	Government Owned – No Guarantee – 0.7%
200,000	Electricite de France S.A., 5.000%, 9/21/2048, 144A	194,724

	Health Insurance – 0.2%
50,000	Halfmoon Parent, Inc., 4.375%, 10/15/2028, 144A	49,854

	Independent Energy – 0.3%
90,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	91,800

	Industrial Other – 0.3%
85,000	Fluor Corp., 4.250%, 9/15/2028	83,240

	Life Insurance – 1.2%
140,000	MetLife, Inc., Series D, (fixed rate to 3/15/2028, variable rate thereafter), 5.875%(a)	143,325
215,000	Prudential Financial, Inc., (fixed rate to 9/15/2028, variable rate thereafter), 5.700%, 9/15/2048	214,265

		357,590

	Midstream – 0.5%
150,000	Plains All American Pipeline LP, Series B, (fixed rate to 11/15/2022, variable rate thereafter), 6.125%(a)	146,063

	Technology – 0.5%
130,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	138,948

	Treasuries – 87.7%
1,771,954	U.S. Treasury Inflation Indexed Bond, 0.750%, 7/15/2028(b)	1,743,344
944,960	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(b)(c)	878,185
1,211,005	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(b)(c)	1,157,866
1,031,653	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(b)	1,018,059
306,579	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2048(b)	302,743

Principal Amount	Description	Value (†)

	Treasuries – continued
$979,628	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)(c)	$1,271,845
5,848,040	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2021(b)	5,727,196
3,212,313	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(c)	3,120,879
4,531,232	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(b)(c)	4,271,453
186,195	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(b)	178,647
929,836	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2025(b)(c)	900,004
2,347,313	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(b)(c)	2,240,675
817,320	U.S. Treasury Inflation Indexed Note, 0.500%, 1/15/2028(b)	784,255
1,498,600	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(b)(c)	1,466,091

		25,061,242

	Wireless – 0.4%
100,000	Sprint Corp., 7.625%, 3/01/2026	105,875

	Total Bonds and Notes
	(Identified Cost $28,056,797)	27,180,437

Senior Loans – 1.2%

	Independent Energy – 0.1%
37,000	MEG Energy Corp., 2017 Term Loan B, 1-month LIBOR + 3.500%, 5.750%, 12/31/2023(d)	37,055

	Retailers – 1.1%
316,157	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 6.343%, 9/12/2024(d)	315,961

	Total Senior Loans
	(Identified Cost $352,619)	353,016

Shares

Preferred Stocks – 0.6%

	Government Guaranteed – 0.6%
6,039	Bank of America Corp., Series GG, 6.000% (Identified Cost $150,975)	157,014

Principal Amount

Short-Term Investments – 3.0%
$835,368	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $835,459 on 10/01/2018 collateralized by $860,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $854,145 including accrued interest (Note 2 of Notes to Financial Statements)	835,368

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – continued
$20,000	U.S. Treasury Bills, 1.693%, 12/06/2018(e)(f)	$19,922

	Total Short-Term Investments
	(Identified Cost $855,307)	855,290

	Total Investments – 99.9%
	(Identified Cost $29,415,698)	28,545,757
	Other assets less liabilities—0.1%	39,280

	Net Assets – 100.0%	$28,585,037

(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Treasury Inflation Protected Security (TIPS).
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $696,654 or 2.4% of net assets.
LIBOR	London Interbank Offered Rate

At September 30, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Eurodollar	12/16/2019	118	$28,565,454	$28,573,700	$8,246

At September 30, 2018, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/19/2018	6	$924,682	$925,688	$(1,006)
Ultra 10 Year U.S. Treasury Note	12/19/2018	14	1,765,217	1,764,000	1,217
Eurodollar	12/14/2020	118	28,553,047	28,566,325	(13,278)

Total					$(13,067)

Industry Summary at September 30, 2018

Treasuries	87.7%
Banking	2.8
Other Investments, less than 2% each	6.4
Short-Term Investments	3.0

Total Investments	99.9
Other assets less liabilities (including futures contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 73.2% of Net Assets

Non-Convertible Bonds – 66.4%

	Aerospace & Defense – 1.4%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	$107,269
1,930,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,956,267
115,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	117,300
1,165,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	1,206,707
807,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	842,355
2,209,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	2,562,440
2,610,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 4.049%, 2/15/2067, 144A(a)	2,277,225
625,000	TransDigm, Inc., 6.500%, 5/15/2025	636,719

		9,706,282

	Airlines – 1.6%
4,080,000	Air Canada, 7.750%, 4/15/2021, 144A	4,426,800
284,614	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	290,662
810,000	Allegiant Travel Co., 5.500%, 7/15/2019	818,100
68,286	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022(b)	72,082
279,040	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	280,793
1,060,005	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,065,336
206,903	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	215,697
1,781,667	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	1,821,826
1,750,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	1,776,250
64,276	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	65,206
45,336	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	45,123

		10,877,875

	Automotive – 1.1%
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,173,600
3,505,000	Lear Corp., 5.375%, 3/15/2024	3,603,547
1,840,000	Tenneco, Inc., 5.000%, 7/15/2026	1,635,300

		7,412,447

Principal Amount (‡)	Description	Value (†)

	Banking – 0.5%
$3,460,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	$3,074,383
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(c)	189,200
105,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(c)	123,130
85,000	Royal Bank of Scotland Group PLC, Series U, 3-month LIBOR + 2.320%, 4.706%(a)(c)	80,006

		3,466,719

	Brokerage – 0.3%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	339,500
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,633,537

		1,973,037

	Building Materials – 0.5%
3,350,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	3,199,250
178,000	Masco Corp., 6.500%, 8/15/2032	195,090

		3,394,340

	Cable Satellite – 2.6%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	125,469
60,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	60,093
1,865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	1,767,088
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	69,475
2,215,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	2,250,994
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	297,375
3,215,000	CSC Holdings LLC, 5.250%, 6/01/2024	3,142,662
2,205,000	DISH DBS Corp., 5.000%, 3/15/2023	2,001,037
2,686,000	DISH DBS Corp., 5.875%, 11/15/2024	2,407,327
1,720,000	DISH DBS Corp., 7.750%, 7/01/2026	1,622,476
170,000	Time Warner Cable LLC, 4.500%, 9/15/2042	145,077
3,660,000	Ziggo BV, 5.500%, 1/15/2027, 144A	3,433,995

		17,323,068

	Chemicals – 2.3%
1,025,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	1,066,000
4,738,000	Hercules LLC, 6.500%, 6/30/2029	4,785,380
2,564,000	Hexion, Inc., 7.875%, 2/15/2023(d)(e)	2,051,200
2,641,000	Hexion, Inc., 9.200%, 3/15/2021(d)(e)	2,139,210
3,190,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,650,348

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Chemicals – continued
$2,971,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	$2,963,572

		15,655,710

	Construction Machinery – 0.8%
330,000	United Rentals North America, Inc., 4.875%, 1/15/2028	309,375
1,370,000	United Rentals North America, Inc., 5.500%, 7/15/2025	1,397,400
2,320,000	United Rentals North America, Inc., 5.750%, 11/15/2024	2,386,816
1,140,000	United Rentals North America, Inc., 5.875%, 9/15/2026	1,169,925

		5,263,516

	Consumer Cyclical Services – 0.3%
1,902,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,999,478

	Electric – 0.7%
455,000	AES Corp. (The), 4.875%, 5/15/2023	458,981
185,000	AES Corp. (The), 5.500%, 4/15/2025	189,474
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,114,696
2,430,000	NRG Energy, Inc., 7.250%, 5/15/2026	2,636,550
340,000	Vistra Energy Corp., 5.875%, 6/01/2023	349,775
205,000	Vistra Energy Corp., 7.625%, 11/01/2024	220,631

		4,970,107

	Finance Companies – 3.0%
1,000,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 4.089%, 1/15/2067, 144A(a)(d)(e)	510,000
240,000	International Lease Finance Corp., 4.625%, 4/15/2021	244,862
60,000	International Lease Finance Corp., 6.250%, 5/15/2019	61,167
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	327,831
768,000	iStar, Inc., 5.000%, 7/01/2019	769,286
1,900,000	iStar, Inc., 6.500%, 7/01/2021	1,942,712
1,984,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	2,011,280
1,365,000	Navient Corp., MTN, 6.125%, 3/25/2024	1,365,000
325,000	Navient LLC, MTN, 7.250%, 1/25/2022	342,875
5,550,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	4,648,125
2,200,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	2,043,250
3,205,000	Springleaf Finance Corp., 5.250%, 12/15/2019	3,249,069
1,725,000	Springleaf Finance Corp., 6.875%, 3/15/2025	1,720,688

Principal Amount (‡)	Description	Value (†)

	Finance Companies – continued
$805,000	Springleaf Finance Corp., 8.250%, 10/01/2023	$887,513

		20,123,658

	Gaming – 0.2%
1,570,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	1,589,468

	Government Owned – No Guarantee – 0.2%
900,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	729,000
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	375,721

		1,104,721

	Healthcare – 6.2%
2,825,000	HCA, Inc., 5.875%, 5/01/2023	2,980,375
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,142,213
4,660,000	HCA, Inc., 7.500%, 11/06/2033	5,050,881
620,000	HCA, Inc., 7.690%, 6/15/2025	692,850
375,000	HCA, Inc., 8.360%, 4/15/2024	426,563
2,945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,276,312
3,875,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,223,750
4,745,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	4,673,825
5,030,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	5,011,137
10,334,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	9,250,997
910,000	Tenet healthcare Corp., 7.000%, 8/01/2025	898,625
1,395,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,470,051
2,554,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,566,770

		41,664,349

	Home Construction – 2.1%
2,820,000	Beazer Homes USA, Inc., 5.875%, 10/15/2027	2,397,000
15,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	14,775
2,205,000	Beazer Homes USA, Inc., 8.750%, 3/15/2022	2,331,788
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	787,952
3,060,000	Lennar Corp., 4.500%, 6/15/2019	3,079,125
400,000	PulteGroup, Inc., 6.000%, 2/15/2035	377,000
2,425,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	2,425,000
1,970,000	TRI Pointe Group, Inc., 5.250%, 6/01/2027	1,758,225
1,000,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	992,500

		14,163,365

	Independent Energy – 11.7%
530,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	510,187
480,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	439,646

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$1,846,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	$2,076,750
470,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	462,950
870,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	830,850
5,085,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A(d)(e)	3,114,562
647,000	California Resources Corp., 5.500%, 9/15/2021	595,952
106,000	California Resources Corp., 6.000%, 11/15/2024	90,100
4,845,000	California Resources Corp., 8.000%, 12/15/2022, 144A	4,626,975
1,000,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	971,250
2,835,000	Chesapeake Energy Corp., 8.000%, 1/15/2025	2,923,594
3,795,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	3,870,900
1,885,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,848,548
2,095,000	Continental Resources, Inc., 4.500%, 4/15/2023	2,131,876
1,876,000	Continental Resources, Inc., 5.000%, 9/15/2022	1,903,202
6,850,000	Eclipse Resources Corp., 8.875%, 7/15/2023	6,969,875
551,000	Halcon Resources Corp., 6.750%, 2/15/2025	528,960
3,690,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A	4,049,775
1,270,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	1,155,700
9,165,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	8,363,062
1,075,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(b)(d)(f)(g)	—
400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(b)(d)(f)(g)	—
565,000	QEP Resources, Inc., 5.250%, 5/01/2023	550,169
340,000	Range Resources Corp., 5.000%, 8/15/2022	336,175
5,620,000	Rex Energy Corp., 8.000%, 10/01/2020(f)	1,517,400
1,540,000	Sanchez Energy Corp., 6.125%, 1/15/2023	877,800
1,270,000	SM Energy Co., 5.000%, 1/15/2024	1,236,662
1,045,000	SM Energy Co., 5.625%, 6/01/2025	1,041,081
428,000	SM Energy Co., 6.125%, 11/15/2022	440,840
690,000	SM Energy Co., 6.625%, 1/15/2027	713,288
2,495,000	Southwestern Energy Co., 4.100%, 3/15/2022	2,485,644
6,345,000	Southwestern Energy Co., 6.200%, 1/23/2025	6,297,412
6,905,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	6,749,637

Principal Amount (‡)	Description	Value (†)

	Independent Energy – continued
$4,395,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	$4,504,875
2,265,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	2,344,615
2,011,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	2,091,440

		78,651,752

	Life Insurance – 0.4%
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,348,550
280,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	376,600

		2,725,150

	Media Entertainment – 1.1%
5,255,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	5,268,137
725,000	iHeartCommunications, Inc., 9.000%, 3/01/2021(f)	540,125
1,890,000	iHeartCommunications, Inc., 9.000%, 9/15/2022(f)	1,424,588

		7,232,850

	Metals & Mining – 3.4%
4,146,853	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(d)(f)(g)(h)	2,073
500,000	AK Steel Corp., 7.625%, 10/01/2021	509,375
2,520,000	Allegheny Technologies, Inc., 7.875%, 8/15/2023	2,696,400
3,000,000	ArcelorMittal, 5.250%, 8/05/2020	3,088,416
1,880,000	Barrick Gold Corp., 5.250%, 4/01/2042	1,957,821
1,660,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	1,508,525
4,530,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	4,433,737
200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	189,750
3,960,000	Hecla Mining Co., 6.875%, 5/01/2021	3,969,900
4,000,000	United States Steel Corp., 6.650%, 6/01/2037	3,575,000
750,000	United States Steel Corp., 7.375%, 4/01/2020	784,688

		22,715,685

	Midstream – 1.9%
800,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	821,000
5,415,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,608,186
2,545,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	1,985,126
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	187,500
50,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	50,935
3,465,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	3,465,000

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$870,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(c)	$864,032

		12,981,779

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
21,150	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(i)	21,429

	Oil Field Services – 2.5%
1,805,000	Ensco PLC, 7.750%, 2/01/2026	1,791,463
2,035,000	Noble Holding International Ltd., 7.750%, 1/15/2024	2,019,737
250,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	259,375
6,050,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	5,315,167
965,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	995,156
4,823,750	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	4,908,166
2,145,000	Transocean, Inc., 6.800%, 3/15/2038	1,855,425

		17,144,489

	Packaging – 0.3%
1,830,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,857,450

	Property & Casualty Insurance – 1.0%
1,920,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033, 144A(a)(j)	1,178,400
5,010,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	5,247,975

		6,426,375

	REITs – Health Care – 0.3%
1,815,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	1,749,206

	Retailers – 0.9%
831,000	Foot Locker, Inc., 8.500%, 1/15/2022	936,953
500,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	497,500
16,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	14,320
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	66,000
1,195,000	L Brands, Inc., 6.750%, 7/01/2036	985,875
3,377,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A	3,458,723

		5,959,371

	Supermarkets – 3.4%
655,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	589,500

Principal Amount (‡)	Description	Value (†)

	Supermarkets – continued
$330,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	$317,212
6,355,000	New Albertsons LP, 7.450%, 8/01/2029	5,242,875
2,865,000	New Albertsons LP, 7.750%, 6/15/2026	2,498,968
10,075,000	New Albertsons LP, 8.000%, 5/01/2031	8,563,750
5,625,000	New Albertsons LP, 8.700%, 5/01/2030	4,964,062
1,210,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	916,575
155,000	Safeway, Inc., 7.250%, 2/01/2031	147,638

		23,240,580

	Technology – 0.7%
874,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	922,070
3,420,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,480,534
263,000	Micron Technology, Inc., 5.500%, 2/01/2025	271,974

		4,674,578

	Transportation Services – 0.4%
3,285,000	APL Ltd., 8.000%, 1/15/2024(d)(e)	2,956,500

	Treasuries – 5.3%
350,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(k)	402,746
270,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(k)	269,791
170,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(k)	167,787
40,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(k)	39,140
490,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(k)	474,994
635,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(k)	614,708
60,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(k)	57,870
1,540,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(k)	1,487,638
24,750,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	203,238
50,205,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	395,141

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	$575,128
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,611,854
1,595,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	8,606,045
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	415,794
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	2,901,981
15,955,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	10,734,123
1,575,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	206,001
2,260,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	284,185
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,082,886
5,000,000	U.S. Treasury Note, 1.000%, 11/30/2018	4,990,466

		35,521,516

	Wireless – 2.1%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,467,928
11,170,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,225,850
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	241,875
605,000	Sprint Communications, Inc., 6.000%, 11/15/2022	617,100
760,000	Sprint Corp., 7.125%, 6/15/2024	788,500

		14,341,253

	Wirelines – 7.2%
205,000	CenturyLink, Inc., 5.625%, 4/01/2025	200,449
910,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	812,175
1,180,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	1,103,300
2,530,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	2,321,275
11,550,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	10,770,375
3,705,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	3,501,225
1,945,000	Frontier Communications Corp., 6.875%, 1/15/2025	1,182,229
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	270,863
1,740,000	Frontier Communications Corp., 7.125%, 1/15/2023	1,231,050
4,851,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,837,835
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	744,150

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
$860,000	Frontier Communications Corp., 9.000%, 8/15/2031	$546,100
940,000	Frontier Communications Corp., 11.000%, 9/15/2025	732,927
1,160,000	Level 3 Parent LLC, 5.750%, 12/01/2022	1,173,282
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	741,840
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,431,730
4,142,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,846,882
645,000	Qwest Corp., 7.250%, 9/15/2025	695,853
2,213,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,107,883
1,550,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,519,000
2,595,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.250%, 10/15/2023	2,478,225
5,756,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A	4,446,510
4,090,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	3,476,500

		48,171,658

	Total Non-Convertible Bonds
	(Identified Cost $452,445,765)	447,059,761

Convertible Bonds – 6.3%

	Aerospace & Defense – 0.3%
1,895,000	Arconic, Inc., 1.625%, 10/15/2019	1,931,744

	Building Materials – 0.1%
665,000	KB Home, 1.375%, 2/01/2019	674,861

	Cable Satellite – 2.1%
3,815,000	DISH Network Corp., 2.375%, 3/15/2024	3,381,364
11,145,000	DISH Network Corp., 3.375%, 8/15/2026	10,629,722

		14,011,086

	Finance Companies – 0.1%
390,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	543,102

	Healthcare – 0.3%
1,560,000	Evolent Health, Inc., 2.000%, 12/01/2021	2,095,575

	Independent Energy – 0.6%
4,075,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	4,025,069

	Leisure – 0.4%
3,000,000	Rovi Corp., 0.500%, 3/01/2020	2,829,330

	Midstream – 0.2%
1,485,000	SM Energy Co., 1.500%, 7/01/2021	1,625,469

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – 0.2%
$225,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	$239,794
310,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	371,877
750,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	757,969

		1,369,640

	REITs – Mortgage – 0.1%
755,000	iStar, Inc., 3.125%, 9/15/2022, 144A	733,963

	Technology – 1.9%
235,000	Finisar Corp., 0.500%, 12/15/2036	215,270
39,821	Liberty Interactive LLC, 3.500%, 1/15/2031	51,741
10,395,000	Nuance Communications, Inc., 1.000%, 12/15/2035	9,811,113
1,255,000	Nuance Communications, Inc., 1.250%, 4/01/2025	1,296,139
1,009,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,022,340

		12,396,603

	Total Convertible Bonds
	(Identified Cost $42,076,504)	42,236,442

Municipals – 0.5%

	District of Columbia – 0.1%
540,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	730,329

	Puerto Rico – 0.4%
4,260,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(f)	2,465,475

	Total Municipals
	(Identified Cost $4,136,440)	3,195,804

	Total Bonds and Notes
	(Identified Cost $498,658,709)	492,492,007

Loan Participations – 0.1%

	ABS Other – 0.1%
438,120	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(b)(i) (Identified Cost $441,406)	418,404

Senior Loans – 0.4%

	Chemicals – 0.3%
1,610,000	Houghton International, Inc., New 2nd Lien Term Loan, 1-month LIBOR + 8.500%, 10.742%, 12/20/2020(a)	1,607,987

Principal Amount (‡)	Description	Value (†)

	Financial Other – 0.1%
$714,100	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 7.563%, 3/04/2022(a)	$714,993

	Oil Field Services – 0.0%
153,562	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 4.886%, 3/19/2021(a)	148,284

	Retailers – 0.0%
291,962	Toys “R” Us Property Co. I LLC, New Term Loan B, 1-month LIBOR + 5.000%, 7.242%, 8/21/2019(a)(f)	250,600

	Technology – 0.0%
128,399	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.087%, 4/01/2022(a)	97,840

	Transportation Services – 0.0%
116,753	OSG Bulk Ships, Inc., OBS Term Loan, 3-month LIBOR + 4.250%, 6.770%, 8/05/2019(a)	115,513

	Total Senior Loans
	(Identified Cost $2,985,222)	2,935,217

Shares

Common Stocks – 7.8%

	Automobiles – 1.2%
876,900	Ford Motor Co.	8,111,325

	Electronic Equipment, Instruments & Components – 5.9%
1,119,766	Corning, Inc.	39,527,740

	Media – 0.0%
2,154	Dex Media, Inc.(j)(l)	22,617

	Oil, Gas & Consumable Fuels – 0.1%
2,846	Chesapeake Energy Corp.(j)	12,779
1,176	Frontera Energy Corp.(j)	16,625
11,183	Paragon Offshore Ltd., Litigation Units, Class A(j)(l)	9,036
16,774	Paragon Offshore Ltd., Litigation Units, Class B(j)(l)	649,992

		688,432

	Pharmaceuticals – 0.6%
64,900	Bristol-Myers Squibb Co.	4,028,992

	Total Common Stocks
	(Identified Cost $27,300,644)	52,379,106

Preferred Stocks – 2.0%

Convertible Preferred Stocks – 1.9%

	Communications – 0.0%
1,120	Cincinnati Bell, Inc., Series B, 6.750%	54,891

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Energy – 0.8%
116,217	El Paso Energy Capital Trust I, 4.750%	$5,461,037

	Independent Energy – 0.1%
12,537	Chesapeake Energy Corp., 5.000%	772,655
160	Chesapeake Energy Corp., Series A, 5.750%, 144A	95,812

		868,467

	Midstream – 0.5%
30	Chesapeake Energy Corp., 5.750%	18,873
3,000	Chesapeake Energy Corp., 5.750%, 144A	1,887,270
1,912	Chesapeake Energy Corp., 5.750%	1,144,956

		3,051,099

	REITs – Mortgage – 0.5%
70,074	iStar, Inc., Series J, 4.500%	3,326,413

	Total Convertible Preferred Stocks
	(Identified Cost $13,227,495)	12,761,907

Non-Convertible Preferred Stocks – 0.1%

	Finance Companies – 0.0%
2,575	iStar, Inc., Series G, 7.650%	62,598

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(j)	532,879

	REITs – Warehouse/Industrials – 0.0%
3,363	ProLogis, Inc., Series Q, 8.540%	215,232

	Total Non-Convertible Preferred Stocks
	(Identified Cost $857,979)	810,709

	Total Preferred Stocks
	(Identified Cost $14,085,474)	13,572,616

Principal Amount (‡)

Short-Term Investments – 14.5%
$29,857,601	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $29,860,836 on 10/01/2018 collateralized by $30,665,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $30,456,233 including accrued interest (Note 2 of Notes to Financial Statements)	29,857,601
20,000,000	U.S. Treasury Bills, 1.995%, 11/08/2018(m)	19,956,300
33,000,000	U.S. Treasury Bills, 2.047%, 11/15/2018(m)	32,914,149

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$15,000,000	U.S. Treasury Bills, 2.081% – 2.086%, 12/06/2018(m)(n)	$14,941,494

Total Short-Term Investments
	(Identified Cost $97,673,751)	97,669,544

Total Investments – 98.0%
	(Identified Cost $641,145,206)	659,466,894
	Other assets less liabilities—2.0%	13,308,123

	Net Assets – 100.0%	$672,775,017

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Perpetual bond with no specified maturity date.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $10,771,472 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $2,073 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(i)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(j)	Non-income producing security.
(k)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(l)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Dex Media, Inc.	August 12, 2016	$10,493	$22,617	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class A	July 18, 2017	85,478	9,036	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	July 18, 2017	1,709,463	649,992	0.1%

(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $121,835,972 or 18.1% of net assets.
ABS	Asset-Backed Securities
GO	General Obligation

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Institutional High Income Fund – continued

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2018

Independent Energy	12.4%
Wirelines	7.2
Healthcare	6.5
Electronic Equipment, Instruments & Components	5.9
Treasuries	5.3
Cable Satellite	4.7
Supermarkets	3.4
Metals & Mining	3.4
Finance Companies	3.1
Midstream	2.6
Chemicals	2.6
Technology	2.6
Oil Field Services	2.5
Home Construction	2.2
Wireless	2.1
Other Investments, less than 2% each	17.0
Short-Term Investments	14.5

Total Investments	98.0
Other assets less liabilities	2.0

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	92.8%
Mexican Peso	2.4
Other, less than 2% each	2.8

Total Investments	98.0
Other assets less liabilities	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 68.9% of Net Assets

Non-Convertible Bonds – 67.1%

	ABS Home Equity – 0.0%
$13,432	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 4.055%, 7/25/2035(a)(b)(c)	$12,329

	ABS Other – 2.2%
2,639,024	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(d)(e)	2,608,676
3,185,921	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	3,212,867
181,143	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	175,879

		5,997,422

	Aerospace & Defense – 0.3%
376,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	383,520
322,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	448,588

		832,108

	Airlines – 1.4%
194,977	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	199,120
353,144	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	351,198
71,686	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	69,204
40,721	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022(a)	42,985
457,283	Continental Airlines Pass Through Certificates, Series 2007-1, Class A, 5.983%, 10/19/2023	481,510
46,858	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	48,004
54,894	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	55,982
435,082	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024(a)	477,981
846,720	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	883,036
277,581	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	266,139
302,871	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	333,055

Principal Amount (‡)	Description	Value (†)

	Airlines – continued
$608,169	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	$621,739

		3,829,953

	Automotive – 3.4%
659,000	Cummins, Inc., 5.650%, 3/01/2098	702,461
8,576,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	8,167,144
424,000	General Motors Co., 5.200%, 4/01/2045	385,184

		9,254,789

	Banking – 7.7%
2,255,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,252,181
600,000	Bank of America Corp., 5.490%, 3/15/2019	607,405
635,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	616,226
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,167,606
314,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	310,401
536,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	523,153
820,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	557,365
4,745,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	3,710,405
518,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	533,950
3,224,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	3,200,248
522,000	Morgan Stanley, 2.500%, 1/24/2019	521,703
482,000	Morgan Stanley, 3.950%, 4/23/2027	462,630
953,000	Morgan Stanley, 4.350%, 9/08/2026	945,648
659,000	Morgan Stanley, 5.750%, 1/25/2021	692,686
1,727,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	1,941,385
710,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	738,627
2,114,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,210,388

		20,992,007

	Brokerage – 1.4%
2,528,000	Jefferies Group LLC, 5.125%, 1/20/2023	2,613,898
733,000	Jefferies Group LLC, 6.250%, 1/15/2036	741,414
343,000	Jefferies Group LLC, 6.450%, 6/08/2027	371,553
63,000	Jefferies Group LLC, 6.875%, 4/15/2021	67,570

		3,794,435

	Building Materials – 0.4%
211,000	Masco Corp., 6.500%, 8/15/2032	231,259
104,000	Masco Corp., 7.750%, 8/01/2029	123,362

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – continued
$778,000	Owens Corning, 7.000%, 12/01/2036	$886,399

		1,241,020

	Cable Satellite – 0.1%
12,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	11,200
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	139,660

		150,860

	Chemicals – 0.9%
2,349,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	2,346,064
110,000	Methanex Corp., 5.250%, 3/01/2022	112,607

		2,458,671

	Collateralized Mortgage Obligations – 0.1%
328,911	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	354,559
872	Federal National Mortgage Association, REMIC, Series 1990-48, Class H, 7.000%, 4/25/2020(a)(c)	878

		355,437

	Consumer Products – 0.1%
360,000	Hasbro, Inc., 6.600%, 7/15/2028	407,945

	Diversified Manufacturing – 0.1%
51,000	General Electric Co., GMTN, 3.100%, 1/09/2023	49,945
224,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.639%, 5/13/2024(f)	214,187

		264,132

	Electric – 2.0%
2,024,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,051,040
353,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	592,084
1,037,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,127,849
416,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	480,658
686,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,114,179

		5,365,810

	Finance Companies – 3.0%
697,000	International Lease Finance Corp., 4.625%, 4/15/2021	711,120
1,631,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,662,723
686,000	Navient Corp., MTN, 6.125%, 3/25/2024	686,000
3,370,000	Navient LLC, 5.500%, 1/25/2023	3,361,575
125,000	Navient LLC, MTN, 5.500%, 1/15/2019	125,625

Principal Amount (‡)	Description	Value (†)

	Finance Companies – continued
$398,000	Navient LLC, MTN, 7.250%, 1/25/2022	$419,890
771,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	645,713
479,000	Springleaf Finance Corp., 5.250%, 12/15/2019	485,586

		8,098,232

	Government Owned – No Guarantee – 0.6%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	847,150
553,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	525,240
490,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	396,900

		1,769,290

	Health Insurance – 0.0%
10,000	Cigna Corp., 7.875%, 5/15/2027	12,311

	Healthcare – 0.7%
509,000	Boston Scientific Corp., 6.000%, 1/15/2020	526,765
1,192,000	HCA, Inc., 4.500%, 2/15/2027	1,166,670
33,000	HCA, Inc., 5.875%, 3/15/2022	34,980
182,000	HCA, Inc., MTN, 7.750%, 7/15/2036	198,380

		1,926,795

	Home Construction – 1.0%
1,989,000	PulteGroup, Inc., 6.000%, 2/15/2035	1,874,633
867,000	PulteGroup, Inc., 6.375%, 5/15/2033	832,415

		2,707,048

	Hybrid ARMs – 0.0%
8,633	FNMA, 6-month LIBOR + 1.522%, 4.022%, 2/01/2037(f)	8,927
16,814	FNMA, 12-month LIBOR + 1.876%, 4.328%, 9/01/2036(f)	17,751

		26,678

	Independent Energy – 1.4%
36,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	37,620
33,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	34,568
353,000	Continental Resources, Inc., 3.800%, 6/01/2024	346,174
63,000	Continental Resources, Inc., 4.500%, 4/15/2023	64,109
1,786,000	EQT Corp., 8.125%, 6/01/2019	1,844,014
1,416,000	Noble Energy, Inc., 3.900%, 11/15/2024	1,390,582

		3,717,067

	Industrial Other – 0.8%
2,757,000	Original Wempi, Inc., Series B1, 4.309%, 2/13/2024, (CAD)	2,142,740

	Integrated Energy – 0.2%
500,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	517,318

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – 3.0%
$39,000	American International Group, Inc., 4.125%, 2/15/2024	$39,097
56,000	American International Group, Inc., 4.875%, 6/01/2022	58,355
1,402,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	1,550,444
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(e)	2,375,457
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(e)	1,894,107
1,718,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	2,262,488

		8,179,948

	Local Authorities – 0.5%
1,887,800	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	1,374,401

	Media Entertainment – 0.6%
143,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	208,574
14,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	540,827
39,000	Viacom, Inc., 4.375%, 3/15/2043	34,036
663,000	Viacom, Inc., 5.250%, 4/01/2044	645,771
239,000	Viacom, Inc., 5.850%, 9/01/2043	252,856

		1,682,064

	Metals & Mining – 1.0%
1,373,000	ArcelorMittal, 6.750%, 3/01/2041	1,566,767
304,000	ArcelorMittal, 7.000%, 10/15/2039	353,355
685,000	Worthington Industries, Inc., 6.500%, 4/15/2020	711,798

		2,631,920

	Midstream – 2.3%
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	130,938
588,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	529,288
404,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	533,921
1,043,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	988,986
119,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	122,543
476,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	501,456
2,949,000	ONEOK Partners LP, 4.900%, 3/15/2025	3,060,930
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	48,193
27,000	Plains All American Pipeline LP / PAA Finance Corp., 2.850%, 1/31/2023	25,655
392,000	Williams Cos., Inc., 3.350%, 8/15/2022	384,937

		6,326,847

	Mortgage Related – 0.0%
27	FNMA, 6.000%, 12/01/2018	29

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – 0.6%
$575,000	Commercial Mortgage Pass Through Certificates, Series 2014-LC15, Class A2, 2.840%, 4/10/2047	$574,858
194,210	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.820%, 3/10/2047	194,147
352,012	Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A2, 2.963%, 8/10/2047	352,112
89,946	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	69,531
235,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/2047	234,857
99,647	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.916%, 2/15/2047	99,604
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.865%, 3/15/2044, 144A(b)	85,456

		1,610,565

	Packaging – 0.5%
1,302,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,321,530

	Paper – 0.4%
552,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	688,607
137,000	WestRock MWV LLC, 7.550%, 3/01/2047(d)(e)	175,692
104,000	WestRock MWV LLC, 8.200%, 1/15/2030	135,055

		999,354

	Property & Casualty Insurance – 1.0%
87,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033, 144A(f)(g)	53,396
1,286,000	Old Republic International Corp., 4.875%, 10/01/2024	1,323,068
1,200,000	XLIT Ltd., 6.250%, 5/15/2027	1,360,925

		2,737,389

	REITs – Single Tenant – 0.0%
85,000	Realty Income Corp., 5.750%, 1/15/2021	88,873

	Retailers – 0.0%
52,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	20,800

	Sovereigns – 1.9%
2,201,000	U.S. Department of Housing and Urban Development, 1.980%, 8/01/2020	2,165,674
1,452,000	U.S. Department of Housing and Urban Development, 2.350%, 8/01/2021	1,426,009
1,760,000	U.S. Department of Housing and Urban Development, 2.450%, 8/01/2022	1,720,330

		5,312,013

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – 0.5%
$134,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	$145,715
233,000	New Albertsons LP, 7.450%, 8/01/2029	192,225
180,000	New Albertsons LP, 7.750%, 6/15/2026	157,003
774,000	New Albertsons LP, 8.000%, 5/01/2031	657,900
131,000	New Albertsons LP, 8.700%, 5/01/2030	115,608
56,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	42,420

		1,310,871

	Technology – 0.4%
776,000	KLA-Tencor Corp., 5.650%, 11/01/2034	822,579
190,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	215,160

		1,037,739

	Transportation Services – 0.3%
60,000	APL Ltd., 8.000%, 1/15/2024(d)(e)	54,000
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	672,920

		726,920

	Treasuries – 20.1%
23,816,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	17,936,353
21,020,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	16,232,423
51,425,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	422,283
87,450,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	688,279
200,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,045,688
207,800(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,080,462
578,400(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	3,120,838
137,300(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	761,181
913,700(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	5,411,307
1,314,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	884,026
8,546,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,117,766
12,267,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	1,542,521
3,126,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	752,754
3,921,600	U.S. Treasury Note, 1.250%, 6/30/2019	3,884,222

		54,880,103

Principal Amount (‡)	Description	Value (†)

	Wireless – 0.2%
8,340,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$408,492
140,000	Sprint Capital Corp., 6.875%, 11/15/2028	140,700
52,000	Sprint Communications, Inc., 6.000%, 11/15/2022	53,040
20,000	Sprint Corp., 7.125%, 6/15/2024	20,750

		622,982

	Wirelines – 6.0%
1,459,000	AT&T, Inc., 3.950%, 1/15/2025	1,436,522
2,841,000	AT&T, Inc., 4.300%, 2/15/2030, 144A	2,732,182
1,191,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	1,193,001
146,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	140,175
819,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	730,957
434,000	Embarq Corp., 7.995%, 6/01/2036	434,000
298,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	298,954
1,456,000	Qwest Corp., 6.875%, 9/15/2033	1,447,920
876,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	834,390
250,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	366,846
784,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,180,081
300,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	465,100
5,077,000	Verizon Communications, Inc., 4.329%, 9/21/2028, 144A	5,102,639

		16,362,767

	Total Non-Convertible Bonds
	(Identified Cost $189,814,626)	183,101,512

Convertible Bonds – 1.2%

	REITs – Mortgage – 0.1%
329,000	iStar, Inc., 3.125%, 9/15/2022, 144A	319,833

	Technology – 1.1%
2,051,000	Booking Holdings, Inc., 0.900%, 9/15/2021	2,433,405
337,000	Nuance Communications, Inc., 1.000%, 12/15/2035	318,070
259,000	Nuance Communications, Inc., 1.250%, 4/01/2025	267,490
8,000	Nuance Communications, Inc., 1.500%, 11/01/2035	8,106

		3,027,071

	Total Convertible Bonds
	(Identified Cost $2,892,399)	3,346,904

Municipals – 0.6%

	Illinois – 0.1%
245,000	State of Illinois, 5.100%, 6/01/2033	235,139

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Michigan – 0.2%
$415,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	$420,407

	Virginia – 0.3%
900,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	892,170

	Total Municipals
	(Identified Cost $1,502,841)	1,547,716

	Total Bonds and Notes
	(Identified Cost $194,209,866)	187,996,132

Shares

Common Stocks – 7.9%

	Aerospace & Defense – 0.3%
38,713	Arconic, Inc.	852,073

	Automobiles – 0.3%
71,933	Ford Motor Co.	665,380

	Electronic Equipment, Instruments & Components – 7.3%
565,646	Corning, Inc.	19,967,304

	Total Common Stocks
	(Identified Cost $9,051,677)	21,484,757

Preferred Stocks – 0.7%

Convertible Preferred Stocks – 0.6%

	Banking – 0.3%
714	Bank of America Corp., Series L, 7.250%	924,095

	Energy – 0.2%
12,375	El Paso Energy Capital Trust I, 4.750%	581,501

	Independent Energy – 0.1%
3,453	Chesapeake Energy Corp., 5.000%	212,808

	Total Convertible Preferred Stocks
	(Identified Cost $1,446,924)	1,718,404

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
213	Connecticut Light & Power Co. (The), 2.200%	10,259
1,860	Union Electric Co., 4.500%	180,327

		190,586

	Total Non-Convertible Preferred Stocks
	(Identified Cost $104,764)	190,586

	Total Preferred Stocks
	(Identified Cost $1,551,688)	1,908,990

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 19.9%
$1,569,000	Federal Home Loan Bank Discount Notes, 1.955%, 10/10/2018(h)	$1,568,172
5,334,341	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $5,334,919 on 10/01/2018 collateralized by $5,480,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $5,442,692 including accrued interest (Note 2 of Notes to Financial Statements)	5,334,341
11,411,700	U.S. Treasury Bills, 1.995%-2.008%, 11/08/2018(h)(i)	11,386,765
2,000,000	U.S. Treasury Bills, 2.060%, 11/29/2018(h)	1,993,043
7,000,000	U.S. Treasury Bills, 2.118%, 12/20/2018(h)	6,966,886
27,450,900	U.S. Treasury Bills, 2.160%-2.200%, 04/25/2019(h)(i)	27,082,940

	Total Short-Term Investments
	(Identified Cost $54,361,571)	54,332,147

	Total Investments – 97.4%
	(Identified Cost $259,174,802)	265,722,026
	Other assets less liabilities—2.6%	7,002,640

	Net Assets – 100.0%	$272,724,666

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $13,207 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $7,107,932 or 2.6% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(g)	Non-income producing security.
(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(i)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $35,648,188 or 13.1% of net assets.

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Fixed Income Fund – continued

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2018

Treasuries	20.1%
Banking	8.0
Electronic Equipment, Instruments & Components	7.3
Wirelines	6.0
Automotive	3.4
Life Insurance	3.0
Finance Companies	3.0
Midstream	2.3
ABS Other	2.2
Electric	2.1
Other Investments, less than 2% each	20.1
Short-Term Investments	19.9

Total Investments	97.4
Other assets less liabilities	2.6

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	74.0%
Canadian Dollar	14.7
Mexican Peso	4.5
Other, less than 2% each	4.2

Total Investments	97.4
Other assets less liabilities	2.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Statements of Assets and Liabilities

September 30, 2018

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund
ASSETS
Investments at cost	$35,062,774	$847,320,956	$983,658,656
Net unrealized appreciation (depreciation)	(338,699)	350,754	(25,819,576)

Investments at value	34,724,075	847,671,710	957,839,080
Cash	9,054	—	—
Due from brokers (Note 2)	—	—	2,370,000
Foreign currency at value (identified cost $0, $1,227,982 and $20,990,073, respectively)	—	1,225,625	20,705,628
Receivable for Fund shares sold	—	—	1,410,254
Receivable from investment adviser (Note 6)	2,123	—	—
Receivable for securities sold	513,146	4,736,572	55,100,633
Receivable for when-issued/delayed delivery securities sold (Note 2)	1,170,005	—	8,540,000
Dividends and interest receivable	167,016	11,416,731	7,197,802
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	1,196,647
Tax reclaims receivable	—	10,777	194
Receivable for variation margin on futures contracts (Note 2)	—	—	17,722
Prepaid expenses (Note 8)	28	592	1,062

TOTAL ASSETS	36,585,447	865,062,007	1,054,379,022

LIABILITIES
Payable for securities purchased	1,927,803	1,191,759	58,604,083
Payable for when-issued/delayed delivery securities purchased (Note 2)	4,676,781	—	15,367,781
Payable for Fund shares redeemed	—	445,394	817,745
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	3,385,859
Management fees payable (Note 6)	—	355,503	399,395
Deferred Trustees’ fees (Note 6)	6,965	205,830	305,450
Administrative fees payable (Note 6)	1,076	31,101	35,158
Payable to distributor (Note 6d)	—	—	8,288
Other accounts payable and accrued expenses	55,110	73,608	1,270,580

TOTAL LIABILITIES	6,667,735	2,303,195	80,194,339

NET ASSETS	$29,917,712	$862,758,812	$974,184,683

NET ASSETS CONSIST OF:
Paid-in capital	$30,882,820	$836,883,981	$1,005,615,359
Accumulated earnings (loss)	(965,108)	25,874,831	(31,430,676)

NET ASSETS	$29,917,712	$862,758,812	$974,184,683

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$29,917,712	$862,758,812	$450,376,185

Shares of beneficial interest	3,099,045	64,369,731	27,861,380

Net asset value, offering and redemption price per share	$9.65	$13.40	$16.16

Retail Class:
Net assets	$—	$—	$247,118,986

Shares of beneficial interest	—	—	15,576,801

Net asset value, offering and redemption price per share	$—	$—	$15.86

Class N shares:
Net assets	$—	$—	$276,689,512

Shares of beneficial interest	—	—	17,064,263

Net asset value, offering and redemption price per share	$—	$—	$16.21

See accompanying notes to financial statements.

59  |

Statements of Assets and Liabilities – continued

September 30, 2018

	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$29,415,698	$641,145,206	$259,174,802
Net unrealized appreciation (depreciation)	(869,941)	18,321,688	6,547,224

Investments at value	28,545,757	659,466,894	265,722,026
Cash	728	15,603	—
Due from brokers (Note 2)	117,000	—	—
Foreign currency at value (identified cost $0, $12 and $2,592, respectively)	—	12	2,614
Receivable for Fund shares sold	16,289	15,035	—
Receivable from investment adviser (Note 6)	4,591	—	—
Receivable for securities sold	3,163,290	4,517,194	4,906,972
Dividends and interest receivable	57,339	9,319,828	2,403,394
Tax reclaims receivable	—	5,239	1,841
Receivable for variation margin on futures contracts (Note 2)	181	—	—
Prepaid expenses (Note 8)	29	397	230

TOTAL ASSETS	31,905,204	673,340,202	273,037,077

LIABILITIES
Payable for securities purchased	3,161,608	—	—
Payable for Fund shares redeemed	164	—	—
Management fees payable (Note 6)	—	329,331	93,675
Deferred Trustees’ fees (Note 6)	102,680	148,875	149,072
Administrative fees payable (Note 6)	1,035	23,949	10,256
Payable to distributor (Note 6d)	237	54	—
Other accounts payable and accrued expenses	54,443	62,976	59,408

TOTAL LIABILITIES	3,320,167	565,185	312,411

NET ASSETS	$28,585,037	$672,775,017	$272,724,666

NET ASSETS CONSIST OF:
Paid-in capital	$31,644,308	$626,813,558	$263,555,456
Accumulated earnings (loss)	(3,059,271)	45,961,459	9,169,210

NET ASSETS	$28,585,037	$672,775,017	$272,724,666

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$25,914,440	$672,775,017	$272,724,666

Shares of beneficial interest	2,559,346	97,460,275	22,358,298

Net asset value, offering and redemption price per share	$10.13	$6.90	$12.20

Retail Class:
Net assets	$966,920	$—	$—

Shares of beneficial interest	95,611	—	—

Net asset value, offering and redemption price per share	$10.11	$—	$—

Class N shares:
Net assets	$1,703,677	$—	$—

Shares of beneficial interest	168,217	—	—

Net asset value, offering and redemption price per share	$10.13	$—	$—

See accompanying notes to financial statements.

|  60

Statements of Operations

For the Year Ended September 30, 2018

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund
INVESTMENT INCOME
Interest	$713,382	$45,239,298	$29,262,321
Dividends	28,307	1,446,742	—
Less net foreign taxes withheld	—	—	(276,951)

	741,689	46,686,040	28,985,370

Expenses
Management fees (Note 6)	81,576	5,116,977	5,831,431
Service and distribution fees (Note 6)	—	—	688,516
Administrative fees (Note 6)	11,959	450,666	453,019
Trustees’ fees and expenses (Note 6)	16,175	58,381	67,502
Transfer agent fees and expenses (Notes 6 and 7)	1,212	5,168	721,548
Audit and tax services fees	51,557	57,595	55,454
Custodian fees and expenses	48,448	51,923	174,878
Legal fees	519	21,075	20,595
Registration fees	8,449	18,851	69,701
Shareholder reporting expenses	5,296	12,706	217,172
Miscellaneous expenses (Note 8)	11,870	38,220	94,065

Total expenses	237,061	5,831,562	8,393,881
Less waiver and/or expense reimbursement (Note 6)	(114,637)	—	(450,897)

Net expenses	122,424	5,831,562	7,942,984

Net investment income	619,265	40,854,478	21,042,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(543,234)	1,411,905	3,485,102
Futures contracts	—	—	2,371,641
Swap agreements	—	—	204,697
Forward foreign currency contracts (Note 2d)	—	—	2,205,842
Foreign currency transactions (Note 2c)	—	(350,862)	(1,245,106)
Net change in unrealized appreciation (depreciation) on:
Investments	(447,529)	(28,601,514)	(44,662,666)
Futures contracts	—	—	(691,946)
Forward foreign currency contracts (Note 2d)	—	—	(1,654,606)
Foreign currency translations (Note 2c)	—	(11,211)	(304,760)

Net realized and unrealized loss on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(990,763)	(27,551,682)	(40,291,802)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(371,498)	$13,302,796	$(19,249,416)

See accompanying notes to financial statements.

61  |

Statements of Operations – continued

For the Year Ended September 30, 2018

	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$950,566	$39,362,599	$12,746,211
Dividends	2,265	2,089,339	672,098

	952,831	41,451,938	13,418,309

Expenses
Management fees (Note 6)	71,923	4,189,762	1,526,322
Service and distribution fees (Note 6)	2,605	—	—
Administrative fees (Note 6)	12,660	307,392	168,131
Trustees’ fees and expenses (Note 6)	24,747	45,237	37,338
Transfer agent fees and expenses (Notes 6 and 7)	24,143	11,459	2,566
Audit and tax services fees	46,794	53,380	56,901
Custodian fees and expenses	13,080	37,297	24,632
Legal fees	593	14,446	8,087
Registration fees	50,072	17,548	12,803
Shareholder reporting expenses	10,623	10,231	7,091
Miscellaneous expenses (Note 8)	13,830	29,987	22,941

Total expenses	271,070	4,716,739	1,866,812
Less waiver and/or expense reimbursement (Note 6)	(153,971)	—	—

Net expenses	117,099	4,716,739	1,866,812

Net investment income	835,732	36,735,199	11,551,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(87,606)	8,853,384	1,137,949
Futures contracts	154,434	—	—
Foreign currency transactions (Note 2c)	—	(88,915)	(205,682)
Net change in unrealized appreciation (depreciation) on:
Investments	(781,281)	(16,884,539)	(9,034,448)
Futures contracts	(18,068)	—	—
Foreign currency translations (Note 2c)	—	7,638	5,425

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(732,521)	(8,112,432)	(8,096,756)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,211	$28,622,767	$3,454,741

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets

	Core Disciplined Alpha Bond Fund			Fixed Income Fund
	Year Ended September 30, 2018	Period Ended September 30, 2017(a)		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$619,265	$373,924		$40,854,478	$46,606,344
Net realized gain (loss) on investments and foreign currency transactions	(543,234)	224,067		1,061,043	16,971,546
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(447,529)	108,830		(28,612,725)	7,692,829

Net increase (decrease) in net assets resulting from operations	(371,498)	706,821		13,302,796	71,270,719

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(893,928)	(412,025	)(b)	(56,867,905)	(39,263,065	)(b)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	5,474,502	25,413,840		(187,098,076)	(140,094,362)

Net increase (decrease) in net assets	4,209,076	25,708,636		(230,663,185)	(108,086,708)
NET ASSETS
Beginning of the year	25,708,636	—		1,093,421,997	1,201,508,705

End of the year	$29,917,712	$25,708,636		$862,758,812	$1,093,421,997

(a)	From commencement of operations on November 30, 2016 through September 30, 2017.
(b)	See Note 2i of Notes to Financial Statements.

See accompanying notes to financial statements.

63  |

Statements of Changes in Net Assets – continued

	Global Bond Fund			Inflation Protected Securities Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$21,042,386	$20,210,498		$835,732	$638,085
Net realized gain (loss) on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	7,022,176	(36,979,245)		66,828	405,611
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(47,313,978)	16,580,530		(799,349)	(987,716)

Net increase (decrease) in net assets resulting from operations	(19,249,416)	(188,217)		103,211	55,980

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(1,125,026)	(3,582,929	)(a)	(828,754)	(668,425	)(a)
Retail Class	(622,956)	(1,301,978	)(a)	(29,917)	(20,989	)(a)
Class N	(568,381)	(356,774	)(a)	(51,721)	(20,520	)(a)

Total distributions	(2,316,363)	(5,241,681)		(910,392)	(709,934)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(58,747,870)	(161,874,817)		(64,037)	(1,066,925)

Net decrease in net assets	(80,313,649)	(167,304,715)		(871,218)	(1,720,879)
NET ASSETS
Beginning of the year	1,054,498,332	1,221,803,047		29,456,255	31,177,134

End of the year	$974,184,683	$1,054,498,332		$28,585,037	$29,456,255

(a)	See Note 2i of Notes to Financial Statements.

See accompanying notes to financial statements.

|  64

Statements of Changes in Net Assets – continued

	Institutional High Income Fund			Investment Grade Fixed Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$36,735,199	$38,229,921		$11,551,497	$15,664,428
Net realized gain on investments and foreign currency transactions	8,764,469	9,109,219		932,267	6,097,022
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(16,876,901)	18,404,021		(9,029,023)	704,553

Net increase in net assets resulting from operations	28,622,767	65,743,161		3,454,741	22,466,003

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(41,672,832)	(41,367,811	)(a)	(12,364,788)	(22,250,314	)(a)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(45,216,785)	(7,521,647)		(130,600,379)	(49,409,381)

Net increase (decrease) in net assets	(58,266,850)	16,853,703		(139,510,426)	(49,193,692)
NET ASSETS
Beginning of the year	731,041,867	714,188,164		412,235,092	461,428,784

End of the year	$672,775,017	$731,041,867		$272,724,666	$412,235,092

(a)	See Note 2i of Notes to Financial Statements.

See accompanying notes to financial statements.

65  |

Financial Highlights

For a share outstanding throughout each period.

	Core Disciplined Alpha Bond Fund – Institutional Class
	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$10.12	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.15
Net realized and unrealized gain (loss)	(0.37)	0.13

Total from Investment Operations	(0.15)	0.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.16)
Net realized capital gains	(0.08)	—

Total Distributions	(0.32)	(0.16)

Net asset value, end of the period	$9.65	$10.12

Total return(b)	(1.45)%	2.86	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29,918	$25,709
Net expenses(d)	0.45%	0.45	%(e)
Gross expenses	0.87%	0.94	%(e)
Net investment income	2.28%	1.77	%(e)
Portfolio turnover rate(f)	771%	694%

*	From commencement of operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	High level of portfolio turnover is attributable to significant TBA transaction activity (See Note 2h).

	Fixed Income Fund – Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$13.96	$13.52	$13.16	$15.22	$14.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54	0.57	0.58	0.60	0.65
Net realized and unrealized gain (loss)	(0.35)	0.34	0.61	(1.46)	0.57

Total from Investment Operations	0.19	0.91	1.19	(0.86)	1.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.46)	(0.61)	(0.65)	(0.76)
Net realized capital gains	(0.23)	(0.01)	(0.22)	(0.55)	(0.21)

Total Distributions	(0.75)	(0.47)	(0.83)	(1.20)	(0.97)

Net asset value, end of the period	$13.40	$13.96	$13.52	$13.16	$15.22

Total return	1.39%	6.96%	9.72%	(5.96)%	8.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$862,759	$1,093,422	$1,201,509	$1,270,463	$1,403,927
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	3.99%	4.22%	4.48%	4.29%	4.31%
Portfolio turnover rate	11%	10%	14%	15%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  66

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Institutional Class
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$16.51		$16.47		$15.00	$16.13	$16.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.30		0.33	0.32	0.34
Net realized and unrealized gain (loss)	(0.66)		(0.18)		1.14	(1.16)	(0.08)

Total from Investment Operations	(0.31)		0.12		1.47	(0.84)	0.26

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)		—	(0.14)	(0.51)
Net realized capital gains	(0.04)		(0.02)		—	(0.15)	(0.18)

Total Distributions	(0.04)		(0.08)		—	(0.29)	(0.69)

Net asset value, end of the period	$16.16		$16.51		$16.47	$15.00	$16.13

Total return(b)	(1.85)%		0.74%		9.80%	(5.31)%	1.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$450,376		$509,080		$822,993	$1,289,885	$1,553,641
Net expenses(c)	0.72	%(d)	0.75	%(e)	0.75%	0.75%	0.75%
Gross expenses	0.77%		0.80%		0.83%	0.78%	0.77%
Net investment income	2.10%		1.88%		2.13%	2.07%	2.03%
Portfolio turnover rate	218	%(f)	163%		120%	117%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2018, the expense limit decreased to 0.69%.
(e)	Effective July 1, 2017, the expense limit decreased to 0.72%.
(f)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.

	Global Bond Fund – Retail Class
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$16.24		$16.23		$14.82		$15.97		$16.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.26		0.29		0.28		0.29
Net realized and unrealized gain (loss)	(0.64)		(0.19)		1.12		(1.15)		(0.07)

Total from Investment Operations	(0.34)		0.07		1.41		(0.87)		0.22

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.04)		—		(0.13)		(0.47)
Net realized capital gains	(0.04)		(0.02)		—		(0.15)		(0.18)

Total Distributions	(0.04)		(0.06)		—		(0.28)		(0.65)

Net asset value, end of the period	$15.86		$16.24		$16.23		$14.82		$15.97

Total return	(2.12	)%(b)	0.48	%(b)	9.51	%(b)	(5.56	)%(b)	1.35%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$247,119		$288,479		$350,915		$447,304		$682,624
Net expenses	0.97	%(c)(d)	1.00	%(c)(e)	1.00	%(c)	1.00	%(c)	0.98%
Gross expenses	1.02%		1.05%		1.08%		1.03%		0.98%
Net investment income	1.85%		1.67%		1.87%		1.81%		1.80%
Portfolio turnover rate	218	%(f)	163%		120%		117%		143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2018, the expense limit decreased to 0.94%.
(e)	Effective July 1, 2017, the expense limit decreased to 0.97%.
(f)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

67  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Class N
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$16.55		$16.50		$15.01	$16.13	$16.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.33		0.34	0.34	0.36
Net realized and unrealized gain (loss)	(0.66)		(0.20)		1.15	(1.17)	(0.08)

Total from Investment Operations	(0.30)		0.13		1.49	(0.83)	0.28

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)		—	(0.14)	(0.53)
Net realized capital gains	(0.04)		(0.02)		—	(0.15)	(0.18)

Total Distributions	(0.04)		(0.08)		—	(0.29)	(0.71)

Net asset value, end of the period	$16.21		$16.55		$16.50	$15.01	$16.13

Total return	(1.78	)%(b)	0.81%		9.93%	(5.22)%	1.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$276,690		$256,939		$47,895	$32,275	$27,993
Net expenses	0.67	%(c)(d)	0.69	%(e)	0.66%	0.63%	0.63	%(f)
Gross expenses	0.68%		0.69%		0.66%	0.63%	0.63	%(f)
Net investment income	2.15%		2.09%		2.19%	2.20%	2.16%
Portfolio turnover rate	218	%(g)	163%		120%	117%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2018, the expense limit decreased to 0.64%.
(e)	Effective July 1, 2017, the expense limit decreased to 0.67%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio.

	Inflation Protected Securities Fund – Institutional Class
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.41		$10.64		$10.17	$10.33	$10.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.18		0.12	0.06	0.15
Net realized and unrealized gain (loss)	(0.25)		(0.22)		0.49	(0.15)	(0.16)

Total from Investment Operations	0.05		(0.04)		0.61	(0.09)	(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)		(0.19)		(0.13)	(0.07)	(0.20)
Net realized capital gains	—		—		—	—	(0.10)
Paid-in capital	—		—		(0.01)	—	—

Total Distributions	(0.33)		(0.19)		(0.14)	(0.07)	(0.30)

Net asset value, end of the period	$10.13		$10.41		$10.64	$10.17	$10.33

Total return(b)	0.49%		(0.33)%		6.00%	(0.92)%	(0.02)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,914		$26,972		$29,655	$23,696	$24,480
Net expenses(c)	0.40%		0.40%		0.40%	0.40%	0.40%
Gross expenses	0.94%		0.81%		0.86%	0.80%	0.91%
Net investment income	2.90%		1.73%		1.16%	0.62%	1.41%
Portfolio turnover rate	324	%(d)	354	%(d)	61%	135%	206%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

See accompanying notes to financial statements.

|  68

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Retail Class
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.39		$10.62		$10.14		$10.31	$10.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.28		0.14		(0.05)		0.08	0.14
Net realized and unrealized gain (loss)	(0.26)		(0.20)		0.60		(0.20)	(0.16)

Total from Investment Operations	0.02		(0.06)		0.55		(0.12)	(0.02)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.17)		(0.07)		(0.05)	(0.18)
Net realized capital gains	—		—		—		—	(0.10)
Paid-in capital	—		—		(0.00	)(b)	—	—

Total Distributions	(0.30)		(0.17)		(0.07)		(0.05)	(0.28)

Net asset value, end of the period	$10.11		$10.39		$10.62		$10.14	$10.31

Total return(c)	0.23%		(0.59)%		5.47%		(1.17)%	(0.15)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$967		$1,144		$1,522		$19,203	$5,700
Net expenses(d)	0.65%		0.65%		0.65%		0.65%	0.65%
Gross expenses	1.19%		1.06%		1.07%		1.03%	1.19%
Net investment income (loss)	2.69%		1.37%		(0.47)%		0.75%	1.36%
Portfolio turnover rate	324	%(e)	354	%(e)	61%		135%	206%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

	Inflation Protected Securities Fund – Class N
	Year Ended September 30, 2018		Period Ended September 30, 2017*
Net asset value, beginning of the period	$10.41		$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.15
Net realized and unrealized gain (loss)	(0.26)		(0.01)

Total from Investment Operations	0.06		0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.16)

Net asset value, end of the period	$10.13		$10.41

Total return(b)	0.53%		1.40	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,704		$1,339
Net expenses(d)	0.35%		0.35	%(e)
Gross expenses	0.87%		0.77	%(e)
Net investment income	3.09%		2.18	%(e)
Portfolio turnover rate	324	%(f)	354	%(g)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	During 2018, turnover has remained high due to certain trading strategies.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

69  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund – Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$7.01	$6.81	$6.72	$8.15	$8.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.35	0.37	0.40	0.42
Net realized and unrealized gain (loss)	(0.07)	0.25	0.36	(1.04)	0.43

Total from Investment Operations	0.29	0.60	0.73	(0.64)	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.38)	(0.42)	(0.43)	(0.52)
Net realized capital gains	(0.02)	(0.02)	(0.22)	(0.36)	(0.42)

Total Distributions	(0.40)	(0.40)	(0.64)	(0.79)	(0.94)

Net asset value, end of the period	$6.90	$7.01	$6.81	$6.72	$8.15

Total return	4.31%	9.19%	12.53%	(8.38)%	11.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$672,775	$731,042	$714,188	$630,422	$693,333
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Gross expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	5.26%	5.17%	5.87%	5.45%	5.16%
Portfolio turnover rate	14%	17%	17%	19%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$12.43	$12.42	$11.81	$12.82	$12.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.46	0.45	0.42	0.46
Net realized and unrealized gain (loss)	(0.22)	0.22	0.50	(0.88)	0.21

Total from Investment Operations	0.15	0.68	0.95	(0.46)	0.67

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.42)	(0.22)	(0.44)	(0.51)
Net realized capital gains	(0.08)	(0.25)	(0.12)	(0.11)	(0.16)

Total Distributions	(0.38)	(0.67)	(0.34)	(0.55)	(0.67)

Net asset value, end of the period	$12.20	$12.43	$12.42	$11.81	$12.82

Total return	1.27%	5.73%	8.27%	(3.74)%	5.36%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$272,725	$412,235	$461,429	$561,407	$611,607
Net expenses	0.49%	0.49%	0.48%	0.48%	0.48%
Gross expenses	0.49%	0.49%	0.48%	0.48%	0.48%
Net investment income	3.03%	3.79%	3.72%	3.34%	3.52%
Portfolio turnover rate	1%	3%	23%	26%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  70

Notes to Financial Statements

September 30, 2018

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Core Disciplined Alpha Bond Fund (the “Core Disciplined Alpha Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund and Inflation Protected Securities Fund also offer Retail Class shares and Class N shares.

Each share class is sold without a sales charge. Retail Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund and Inflation Protected Securities Fund, $1,000,000 for Core Disciplined Alpha Bond Fund and $3,000,000 for Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”) and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class), and transfer agent fees are borne collectively for Institutional Class and Retail Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Swaptions are valued at

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September 30, 2018

mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other swaptions not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2018, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Disciplined Alpha Bond Fund	$—	—	$95,978	0.3%
Fixed Income Fund	9,257,611	1.1%	1,082,788	0.1%
Institutional High Income Fund	10,771,472	1.6%	2,073	Less than 0.1%
Investment Grade Fixed Income Fund	7,107,932	2.6%	13,207	Less than 0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

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September 30, 2018

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

During the year ended September 30, 2018, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income Fund	$5,702,046
Global Bond Fund	5,428,087
Institutional High Income Fund	572,293
Investment Grade Fixed Income Fund	4,865,489

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

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September 30, 2018

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

For the year ended September 30, 2018, no swaptions were held by the Funds.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

h.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours

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Notes to Financial Statements – continued

September 30, 2018

prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  New Disclosure Requirements. In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income and Accumulated Net Investment Loss, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

Core Disciplined Alpha Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(412,025)

UNDISTRIBUTED NET INVESTMENT INCOME	$14,070

Fixed Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(38,594,289)
Net realized capital gains
Institutional Class	(668,776)

Total distributions	$(39,263,065)

UNDISTRIBUTED NET INVESTMENT INCOME	$26,287,397

Global Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(2,561,646)
Retail Class	(872,650)
Class N	(303,406)
Net realized capital gains
Institutional Class	(1,021,283)
Retail Class	(429,328)
Class N	(53,368)

Total distributions	$(5,241,681)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(22,264,559)

Inflation Protected Securities Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(668,425)
Retail Class	(20,989)
Class N	(20,520)

Total distributions	$(709,934)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(88,462)

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September 30, 2018

Investment Grade Fixed Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(14,046,243)
Net realized capital gains
Institutional Class	(8,204,071)

Total distributions	$(22,250,314)

UNDISTRIBUTED NET INVESTMENT INCOME	$2,194,275

j.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency gains and losses, convertible bonds, paydown gains and losses, premium amortization, capital gain and return of capital distributions received, net operating losses, defaulted and/or non-income producing securities, redemptions in-kind, trust preferred securities and contingent payment debt instruments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, straddle loss deferrals, wash sales, convertible bonds, premium amortization, forward foreign currency contract mark-to-market, futures contract mark-to-market, trust preferred securities, return of capital distributions received, contingent payment debt instruments, corporate actions, treasury inflation protected bonds and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Disciplined Alpha Bond Fund	$893,928	$—	$893,928	$412,025	$—	$412,025
Fixed Income Fund	39,575,807	17,292,098	56,867,905	39,263,065	—	39,263,065
Global Bond Fund	—	2,316,363	2,316,363	3,731,727	1,509,954	5,241,681
Inflation Protected Securities Fund	910,392	—	910,392	709,934	—	709,934
Institutional High Income Fund	39,820,706	1,852,126	41,672,832	39,328,553	2,039,258	41,367,811
Investment Grade Fixed Income Fund	9,681,451	2,683,337	12,364,788	14,508,117	7,742,197	22,250,314

|  76

Notes to Financial Statements – continued

September 30, 2018

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Disciplined Alpha Bond Fund	$893,928	$—	$893,928	$412,025	$—	$412,025
Fixed Income Fund	39,575,807	17,292,098	56,867,905	39,263,065	—	39,263,065
Global Bond Fund	—	2,316,363	2,316,363	3,731,727	1,509,954	5,241,681
Inflation Protected Securities Fund	910,392	—	910,392	709,934	—	709,934
Institutional High Income Fund	39,820,706	1,852,126	41,672,832	39,328,553	2,039,258	41,367,811
Investment Grade Fixed Income Fund	9,681,451	2,683,337	12,364,788	14,508,117	7,742,197	22,250,314

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2i of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$13,759	$28,364,668	$—	$4,232	$29,496,828	$44,839
Undistributed long-term capital gains	—	5,179,721	3,080,641	—	7,046,012	4,090,327

Total undistributed earnings	13,759	33,544,389	3,080,641	4,232	36,542,840	4,135,166

Capital loss carryforward:
Short-term:
No expiration date	(437,066)	—	—	(611,581)	—	—
Long-term:
No expiration date	(73,371)	—	—	(1,331,760)	—	—

Total capital loss carryforward	(510,437)	—	—	(1,943,341)	—	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(550,973)	—	—	—

Unrealized appreciation (depreciation)	(461,465)	(4,910,421)	(33,654,894)	(1,017,481)	14,204,429	5,247,725

Total accumulated earnings (losses)	$(958,143)	$28,633,968	$(31,125,226)	$(2,956,590)	$50,747,269	$9,382,891

Capital loss carryforward utilized in the current year	$—	$—	$—	$24,200	$—	$—

* Under current tax law, net operating losses, capital losses, foreign currency losses, losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Bond Fund is deferring foreign currency losses.

As of September 30, 2018, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation)
Investments	$(461,465)	$23,642,630	$(12,228,282)	$(1,017,481)	$26,712,898	$16,901,370
Foreign currency translations	—	(28,553,051)	(21,426,612)	—	(12,508,469)	(11,653,645)

Total unrealized appreciation (depreciation)	$(461,465)	$(4,910,421)	$(33,654,894)	$(1,017,481)	$14,204,429	$5,247,725

77  |

Notes to Financial Statements – continued

September 30, 2018

As of September 30, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Federal tax cost	$35,185,540	$853,146,443	$990,891,844	$29,563,238	$645,375,284	$260,622,158

Gross tax appreciation	57,207	53,083,823	13,162,435	133,953	54,811,221	21,346,180
Gross tax depreciation	(518,672)	(58,558,556)	(46,460,320)	(1,151,434)	(40,719,611)	(16,246,312)

Net tax appreciation (depreciation)	$(461,465)	$(5,474,733)	$(33,297,885)	$(1,017,481)	$14,091,610	$5,099,868

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

l.  Loan Participations. Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Due from Brokers. Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due from brokers balance in the Statements of Assets and Liabilities for Inflation Protected Securities Fund represents cash pledged as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

o.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, none of the Funds had loaned securities under this agreement.

p.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

|  78

Notes to Financial Statements – continued

September 30, 2018

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

Core Disciplined Alpha Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$1,428,254	$95,978	(b)	$1,524,232
ABS Other	—	—	100,000	(c)	100,000
Non-Agency Commercial Mortgage-Backed Securities	—	807,184	32,240	(c)	839,424
All Other Non-Convertible Bonds(a)	—	29,022,237	—		29,022,237

Total Non-Convertible Bonds	—	31,257,675	228,218		31,485,893

Municipals(a)	—	164,691	—		164,691

Total Bonds and Notes	—	31,422,366	228,218		31,650,584

Short-Term Investments	2,934,644	138,847	—		3,073,491

Total	$2,934,644	$31,561,213	$228,218		$34,724,075

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

(c) Valued using broker-dealer bid prices.

79  |

Notes to Financial Statements – continued

September 30, 2018

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$666,530	$1,081,487	(b)(c)	$1,748,017
Finance Companies	705,432	42,163,303	—		42,868,735
Metals & Mining	—	15,474,653	1,301	(d)	15,475,954
All Other Non-Convertible Bonds(a)	—	570,854,884	—		570,854,884

Total Non-Convertible Bonds	705,432	629,159,370	1,082,788		630,947,590

Convertible Bonds(a)	—	55,592,306	—		55,592,306
Municipals(a)	—	5,749,287	—		5,749,287

Total Bonds and Notes	705,432	690,500,963	1,082,788		692,289,183

Common Stocks
Media	—	71,263	—		71,263
Oil, Gas & Consumable Fuels	243,623	654,628	—		898,251
All Other Common Stocks(a)	22,756,898	—	—		22,756,898

Total Common Stocks	23,000,521	725,891	—		23,726,412

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	$550,481	$1,138,175	$—		$1,688,656
REITs—Mortgage	—	2,762,137	—		2,762,137
All Other Convertible Preferred Stocks(a)	8,744,877	—	—		8,744,877

Total Convertible Preferred Stocks	9,295,358	3,900,312	—		13,195,670

Non-Convertible Preferred Stock(a)	—	452,757	—		452,757

Total Preferred Stocks	9,295,358	4,353,069	—		13,648,427

Short-Term Investments	—	118,007,688	—		118,007,688

Total	$33,001,311	$813,587,611	$1,082,788		$847,671,710

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser ($186,798) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($894,689).

(c) Includes a security fair valued at zero using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$941,830,705	$—	$941,830,705
Short-Term Investments	—	16,008,375	—	16,008,375

Total Investments	—	957,839,080	—	957,839,080

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,196,647	—	1,196,647
Futures Contracts (unrealized appreciation)	518,010	—	—	518,010

Total	$518,010	$959,035,727	$—	$959,553,737

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,385,859)	$—	$(3,385,859)
Futures Contracts (unrealized depreciation)	(541,863)	—	—	(541,863)

Total	$(541,863)	$(3,385,859)	$—	$(3,927,722)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

|  80

Notes to Financial Statements – continued

September 30, 2018

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$27,180,437	$—	$27,180,437
Senior Loans(a)	—	353,016	—	353,016
Preferred Stocks(a)	157,014	—	—	157,014
Short-Term Investments	—	855,290	—	855,290

Total Investments	157,014	28,388,743	—	28,545,757

Futures Contracts (unrealized appreciation)	9,463	—	—	9,463

Total	$166,477	$28,388,743	$—	$28,555,220

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(14,284)	$—	$—	$(14,284)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$10,805,793	$72,082	(b)	$10,877,875
Independent Energy	—	78,651,752	—	(c)	78,651,752
Metals & Mining	—	22,713,612	2,073	(d)	22,715,685
All Other Non-Convertible Bonds(a)	—	334,814,449	—		334,814,449

Total Non-Convertible Bonds	—	446,985,606	74,155		447,059,761

Convertible Bonds(a)	—	42,236,442	—		42,236,442
Municipals(a)	—	3,195,804	—		3,195,804

Total Bonds and Notes	—	492,417,852	74,155		492,492,007

Loan Participations(a)	—	—	418,404	(b)	418,404
Senior Loans(a)	—	2,935,217	—		2,935,217
Common Stocks
Media	—	22,617	—		22,617
Oil, Gas & Consumable Fuels	29,404	659,028	—		688,432
All Other Common Stocks(a)	51,668,057	—	—		51,668,057

Total Common Stocks	51,697,461	681,645	—		52,379,106

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—	868,467	—		868,467
Midstream	—	3,051,099	—		3,051,099
REITs—Mortgage	—	3,326,413	—		3,326,413
All Other Convertible Preferred Stocks(a)	5,515,928	—	—		5,515,928

Total Convertible Preferred Stocks	5,515,928	7,245,979	—		12,761,907

Non-Convertible Preferred Stocks
REITs—Warehouse/Industrials	—	215,232	—		215,232
All Other Non-Convertible Preferred Stocks(a)	595,477	—	—		595,477

Total Non-Convertible Preferred Stocks	595,477	215,232	—		810,709

Total Preferred Stocks	6,111,405	7,461,211	—		13,572,616

Short-Term Investments	—	97,669,544	—		97,669,544

Total	$57,808,866	$601,165,469	$492,559		$659,466,894

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Includes securities fair valued at zero using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

81  |

Notes to Financial Statements – continued

September 30, 2018

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$12,329	(b)	$12,329
ABS Other	—	3,388,746	2,608,676	(c)	5,997,422
Airlines	—	3,308,987	520,966	(c)	3,829,953
Collateralized Mortgage Obligations	—	354,559	878	(b)	355,437
All Other Non-Convertible Bonds(a)	—	172,906,371	—		172,906,371

Total Non-Convertible Bonds	—	179,958,663	3,142,849		183,101,512

Convertible Bonds(a)	—	3,346,904	—		3,346,904
Municipals(a)	—	1,547,716	—		1,547,716

Total Bonds and Notes	—	184,853,283	3,142,849		187,996,132

Common Stocks(a)	$21,484,757	$—	$—		$21,484,757
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—	212,808	—		212,808
All Other Convertible Preferred Stocks(a)	1,505,596	—	—		1,505,596

Total Convertible Preferred Stocks	1,505,596	212,808	—		1,718,404

Non-Convertible Preferred Stocks(a)	—	190,586	—		190,586

Total Preferred Stocks	1,505,596	403,394	—		1,908,990

Short-Term Investments	—	54,332,147	—		54,332,147

Total	$22,990,353	$239,588,824	$3,142,849		$265,722,026

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Valued using broker-dealer bid prices.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

Core Disciplined Alpha Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$99,989	$—	$(512)	$(21)	$95,999	$(99,477)	$—	$—	$95,978	$(21)
ABS Home Equity	100,000	—	—	—	—	(100,000)	—	—	—	—
ABS Other	—	—	—	—	100,000	—	—	—	100,000	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(79)	32,319	—	—	—	32,240	(79)

Total	$199,989	$—	$(512)	$(100)	$228,318	$(199,477)	$—	$—	$228,218	$(100)

|  82

Notes to Financial Statements – continued

September 30, 2018

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Other	$886,269	$—	$—	$93,377	$101,841	$—	$—	$—	$1,081,487	(a)	$93,377
Chemicals	3,161,100	—	—	—	—	—	—	(3,161,100)	—		—
Metals & Mining	1,041	19,771	—	(19,511)	—	—	—	—	1,301		(19,511)
Retailers	2,229,375	—	—	—	—	—	—	(2,229,375)	—		—
Common Stocks
Media	39,364	—	—	—	—	—	—	(39,364)	—		—
Oil, Gas & Consumable Fuels	504,261	—	(1,345,336)	1,652,314	—	(487,466)	—	(323,773)	—		—

Total	$6,821,410	$19,771	$(1,345,336)	$1,726,180	$101,841	$(487,466)	$—	$(5,753,612)	$1,082,788		$73,866

(a) Includes a security fair valued at zero using Level 3 inputs.

Debt securities valued at $3,161,100 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $2,229,375 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Common stocks valued at $363,137 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s advisor using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
United States	$7,725,000	$—	$—	$—	$—	$(2,365,000)	$—	$(5,360,000)	$—	$—

A debt security valued at $5,360,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

83  |

Notes to Financial Statements – continued

September 30, 2018

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
Airlines	$—		$—	$10,719	$(15,990)	$—	$(48,720)	$126,073	$—	$72,082		$(15,990)
Chemicals	2,733,780		—	—	—	—	—	—	(2,733,780)	—		—
Independent Energy	—	(a)	86,320	—	(86,320)	—	—	—	—	—	(a)	(86,320)
Metals & Mining	1,659		35,286	—	(34,872)	—	—	—	—	2,073		(34,872)
Retailers	4,730,375		—	—	—	—	—	—	(4,730,375)	—		—
Loan Participations
ABS Other	538,700		—	(735)	(21,661)	—	(97,900)	—	—	418,404		(21,907)
Common Stocks
Media	12,493		—	—	—	—	—	—	(12,493)	—		—
Oil, Gas & Consumable Fuels	507,657		—	(1,646,377)	1,955,422	—	(490,752)	—	(325,950)	—		—
Warrants	—	(a)	—	—	—	—	—	—	—	—		—

Total	$8,524,664		$121,606	$(1,636,393)	$1,796,579	$—	$(637,372)	$126,073	$(7,802,598)	$492,559		$(159,089)

(a) Includes securities fair valued at zero using Level 3 inputs.

A debt security valued at $126,073 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $2,733,780 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $4,730,375 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Common stocks valued at $338,443 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s advisor using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$74	$714	$—	$(18,241)	$29,782	$—	$12,329	$714
ABS Other	2,700,755	—	1,309	(290)	—	(93,098)	—	—	2,608,676	1
Airlines	—	—	24,384	(64,407)	—	(284,632)	845,621	—	520,966	(64,407)
Collateralized Mortgage Obligations	3,426	—	(66)	(22)	—	(2,460)	—	—	878	(19)

Total	$2,704,181	$—	$25,701	$(64,005)	$—	$(398,431)	$875,403	$—	$3,142,849	$(63,711)

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A debt security valued at $29,782 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $845,621 were transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Bond Fund and Inflation Protected Securities Fund used during the period include forward foreign currency contracts, futures contracts and swap agreements.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2018, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2018, Global Bond Fund used futures contracts to manage duration. Inflation Protected Securities Fund used futures contracts to hedge against changes in interest rates and to manage duration.

Global Bond Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection to the seller, to gain investment exposure. During the year ended September 30, 2018, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure and (as a protection seller) to gain investment exposure.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$1,196,647	$—
Exchange-traded asset derivatives
Interest rate contracts	—	518,010

Total asset derivatives	$1,196,647	$518,010

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(3,385,859)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(541,863)

Total liability derivatives	$(3,385,859)	$(541,863)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$2,371,641	$—	$—
Foreign exchange contracts	—	—	2,205,842
Credit contracts	—	204,697	—

Total	$2,371,641	$204,697	$2,205,842

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency contracts
Interest rate contracts	$(691,946)	$—
Foreign exchange contracts	—	(1,654,606)

Total	$(691,946)	$(1,654,606)

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$9,463

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(14,284)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$154,434

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(18,068)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Global Bond Fund and Inflation Protected Securities Fund based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2018:

Global Bond Fund	Forwards	Futures	Credit Default Swaps
Average Notional Amount Outstanding	35.71%	13.65%	1.02%
Highest Notional Amount Outstanding	46.70%	17.84%	12.08%
Lowest Notional Amount Outstanding	31.02%	8.28%	0.00%
Notional Amount Outstanding as of September 30, 2018	36.34%	16.78%	0.00%

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September 30, 2018

Inflation Protected Securities Fund	Futures
Average Notional Amount Outstanding	35.72%
Highest Notional Amount Outstanding	209.30%
Lowest Notional Amount Outstanding	7.79%
Notional Amount Outstanding as of September 30, 2018	209.30%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2018, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$1,809	$(1,809)	$—	$—	$—
Credit Suisse International	387,470	(387,470)	—	—	—
HSBC Bank USA	177,441	—	177,441	—	177,441
Morgan Stanley Capital Services, Inc.	459,870	(406,631)	53,239	—	53,239
UBS AG	170,057	(149,435)	20,622	—	20,622

	$1,196,647	$(945,345)	$251,302	$—	$251,302

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
BNP Paribas S.A.	$(89,622)	$—	$(89,622)	$—	$(89,622)
Citibank N.A.	(404,982)	1,809	(403,173)	403,173	—
Credit Suisse International	(2,261,115)	387,470	(1,873,645)	1,420,000	(453,645)
Deutsche Bank AG	(74,074)	—	(74,074)	—	(74,074)
Morgan Stanley Capital Services, Inc.	(406,631)	406,631	—	—	—
UBS AG	(149,435)	149,435	—	—	—

	$(3,385,859)	$945,345	$(2,440,514)	$1,823,173	$(617,341)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged

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exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$8,311,322	$5,542,804
Inflation Protected Securities Fund	137,103	137,103

5.  Purchases and Sales of Securities. For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Disciplined Alpha Bond Fund	$191,313,473	$188,634,561	$55,735,231	$51,061,041
Fixed Income Fund	—	19,978,125	88,375,217	168,297,792
Global Bond Fund	1,716,115,902	1,665,161,745	453,481,888	539,006,856
Inflation Protected Securities Fund	84,278,817	84,448,579	6,972,332	8,123,908
Institutional High Income Fund	—	27,807,617	82,189,036	141,642,551
Investment Grade Fixed Income Fund	—	26,968,384	3,842,811	54,617,142

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2018, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Core Disciplined Alpha Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.55%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Prior to July 1, 2018, Global Bond Fund’s management agreement provided for fees at the following annual percentage rates of the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Global Bond Fund	0.575%	0.50%	0.48%	0.45%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, except for Global Bond Fund which is in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are

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reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Core Disciplined Alpha Bond Fund	0.45%	—	—
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.69%	0.94%	0.64%
Inflation Protected Securities Fund	0.40%	0.65%	0.35%
Institutional High Income Fund	0.75%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

Prior to July 1, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Global Bond Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	0.72%	0.97%	0.67%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Disciplined Alpha Bond Fund	$81,576	$81,576	$—	0.30%	—%
Fixed Income Fund	5,116,977	—	5,116,977	0.50%	0.50%
Global Bond Fund	5,831,431	—	5,831,431	0.57%	0.57%
Inflation Protected Securities Fund	71,923	71,923	—	0.25%	—%
Institutional High Income Fund	4,189,762	—	4,189,762	0.60%	0.60%
Investment Grade Fixed Income Fund	1,526,322	—	1,526,322	0.40%	0.40%

1 Management fee waiver is subject to possible recovery until September 30, 2019.

For the year ended September 30, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$265,733	$151,883	$33,281	$450,897

In addition, Loomis Sayles reimbursed non-class-specific expenses of Core Disciplined Alpha Bond Fund and Inflation Protected Securities Fund in the amount of $33,061 and $81,628, respectively2.

2 Expense reimbursements are subject to possible recovery until September 30, 2019.

No expenses were recovered for any of the Funds during the year ended September 30, 2018 under the terms of the expense limitation agreements.

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Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund and Inflation Protected Securities Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2018, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$688,516
Inflation Protected Securities Fund	2,605

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Disciplined Alpha Bond Fund	$11,959
Fixed Income Fund	450,666
Global Bond Fund	453,019
Inflation Protected Securities Fund	12,660
Institutional High Income Fund	307,392
Investment Grade Fixed Income Fund	168,131

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Disciplined Alpha Bond Fund	$12
Global Bond Fund	677,904
Inflation Protected Securities Fund	18,634
Institutional High Income Fund	5,013

As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$8,288
Inflation Protected Securities Fund	237
Institutional High Income Fund	54

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2018, the percentage of each Fund’s net assets owned by affiliates is as follows:

Core Disciplined Alpha Bond Fund	Percentage of Net Assets
Natixis Advisors	84.71%
Loomis Sayles Distribution	3.62%

88.33%

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Notes to Financial Statements – continued

September 30, 2018

Inflation Protected Securities Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	17.78%
Loomis Sayles Trust	7.39%
Loomis Sayles Distribution	7.04%
Natixis Sustainable Future 2015 Fund	1.82%
Natixis Sustainable Future 2020 Fund	0.98%
Natixis Sustainable Future 2025 Fund	0.63%
Natixis Sustainable Future 2030 Fund	0.61%
Natixis Sustainable Future 2035 Fund	0.55%
Natixis Sustainable Future 2040 Fund	0.52%
Natixis Sustainable Future 2045 Fund	0.20%
Natixis Sustainable Future 2050 Fund	0.23%
Natixis Sustainable Future 2055 Fund	0.21%
Natixis Sustainable Future 2060 Fund	0.20%

38.16%

Institutional High Income Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	2.80%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to the Inflation Protected Securities Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2018, Natixis Advisors reimbursed the Fund $420 for transfer agency expenses related to Class N shares.

h.  Payment by Affiliates. For the year ended September 30, 2018, Loomis Sayles reimbursed Global Bond Fund $855 and Inflation Protected Securities Fund $65 in connection with trading errors.

7.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Global Bond Fund and Inflation Protected Securities Fund attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended September 30, 2018, Global Bond Fund and Inflation Protected Securities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	$456,346	$261,664	$3,538
Inflation Protected Securities Fund	22,809	914	420

8.  Line of Credit. Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the

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Notes to Financial Statements – continued

September 30, 2018

aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non- Affiliated Account Holders	Percentage of Non- Affiliated Ownership	Percentage of Affiliated Ownership (Note 6f)	Total Percentage of Ownership
Fixed Income Fund	4	26.18%	—	26.18%
Global Bond Fund	1	23.70%	—	23.70%
Inflation Protected Securities Fund	1	14.29%	38.16%	52.45%
Institutional High Income Fund	3	34.73%	—	34.73%
Investment Grade Fixed Income Fund	7	51.62%	—	51.62%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Core Disciplined Alpha Bond Fund
	Year Ended September 30, 2018		Period Ended September 30, 2017(a)

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	566,018	$5,540,747	2,500,179	$25,001,815
Issued in connection with the reinvestment of distributions	90,846	893,923	40,960	412,025
Redeemed	(98,958)	(960,168)	—	—

Net change	557,906	$5,474,502	2,541,139	$25,413,840

Increase (decrease) from capital share transactions	557,906	$5,474,502	2,541,139	$25,413,840

(a) From commencement of operations on November 30, 2016 through September 30, 2017.

	Fixed Income Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,212,232	$43,221,745	3,717,267	$50,497,595
Issued in connection with the reinvestment of distributions	4,118,968	54,741,088	2,755,884	35,633,586
Redeemed	(21,294,674)	(285,060,909)	(17,001,767)	(226,225,543)

Net change	(13,963,474)	$(187,098,076)	(10,528,616)	$(140,094,362)

Increase (decrease) from capital share transactions	(13,963,474)	$(187,098,076)	(10,528,616)	$(140,094,362)

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Notes to Financial Statements – continued

September 30, 2018

11.  Capital Shares – continued.

	Global Bond Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,274,530	$120,605,569	8,923,076	$141,685,513
Issued in connection with the reinvestment of distributions	58,519	967,912	215,847	3,336,980
Redeemed	(10,311,272)	(171,172,535)	(28,273,035)	(441,751,354)

Net change	(2,978,223)	$(49,599,054)	(19,134,112)	$(296,728,861)

Retail Class
Issued from the sale of shares	2,760,720	$45,165,806	2,947,547	$46,634,209
Issued in connection with the reinvestment of distributions	37,470	609,258	83,316	1,268,803
Redeemed	(4,982,912)	(80,673,153)	(6,890,864)	(107,779,128)

Net change	(2,184,722)	$(34,898,089)	(3,860,001)	$(59,876,116)

Class N
Issued from the sale of shares	4,661,298	$77,730,955	16,040,773	$249,378,730
Issued in connection with the reinvestment of distributions	31,377	520,238	23,012	356,772
Redeemed	(3,153,532)	(52,501,920)	(3,441,640)	(55,005,342)

Net change	1,539,143	$25,749,273	12,622,145	$194,730,160

Increase (decrease) from capital share transactions	(3,623,802)	$(58,747,870)	(10,371,968)	$(161,874,817)

	Inflation Protected Securities Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	657,843	$6,815,816	1,740,738	$18,132,311
Issued in connection with the reinvestment of distributions	79,549	815,033	46,571	483,546
Redeemed	(769,761)	(7,958,282)	(1,983,730)	(20,686,159)

Net change	(32,369)	$(327,433)	(196,421)	$(2,070,302)

Retail Class
Issued from the sale of shares	10,703	$110,116	32,413	$338,026
Issued in connection with the reinvestment of distributions	2,922	29,917	1,997	20,705
Redeemed	(28,128)	(289,818)	(67,566)	(704,693)

Net change	(14,503)	$(149,785)	(33,156)	$(345,962)

Class N
Issued from the sale of shares	154,541	$1,598,160	126,867	$1,330,496
Issued in connection with the reinvestment of distributions	4,963	50,831	1,970	20,520
Redeemed	(119,962)	(1,235,810)	(162)	(1,677)

Net change	39,542	$413,181	128,675	$1,349,339

Increase (decrease) from capital share transactions	(7,330)	$(64,037)	(100,902)	$(1,066,925)

(a) From commencement of operations on February 1, 2017 through September 30, 2017 for Class N shares.

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Notes to Financial Statements – continued

September 30, 2018

11.  Capital Shares – continued.

	Institutional High Income Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,710,173	$25,135,649	8,973,166	$60,734,665
Issued in connection with the reinvestment of distributions	5,624,205	37,682,171	5,749,113	37,599,200
Redeemed	(16,116,574)	(108,034,605)	(15,396,789)	(105,855,512)

Net change	(6,782,196)	$(45,216,785)	(674,510)	$(7,521,647)

Increase (decrease) from capital share transactions	(6,782,196)	$(45,216,785)	(674,510)	$(7,521,647)

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,139,163	$13,941,000	4,119,247	$50,393,178
Issued in connection with the reinvestment of distributions	925,987	11,287,409	1,688,036	20,304,273
Redeemed	(6,251,753)	(75,774,653)	(9,790,799)	(120,106,832)
Redeemed in-kind (Note 12)	(6,616,044)	(80,054,135)	—	—

Net change	(10,802,647)	$(130,600,379)	(3,983,516)	$(49,409,381)

Increase (decrease) from capital share transactions	(10,802,647)	$(130,600,379)	(3,983,516)	$(49,409,381)

12.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Investment Grade Fixed Income Fund realized a gain of $871,466 on redemptions in-kind during the year ended September 30, 2018. This amount is included in realized gain (loss) on the Statements of Operations.

13.  Subsequent Event. On September 14, 2018, the Board of Trustees approved a plan to liquidate the Core Disciplined Alpha Bond Fund. Such liquidation will take place on or about November 15, 2018.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Core Disciplined Alpha Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Core Disciplined Alpha Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund (six of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the periods indicated therein, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year ended September 30, 2018, the changes in their net assets for each of the periods indicated therein and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	4.99%
Inflation Protected Securities	0.25%
Institutional High Income	6.14%
Investment Grade Fixed Income	8.37%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2018, unless subsequently determined to be different.

Fund	Amount
Fixed Income	$17,292,098
Global Bond	2,316,363
Institutional High Income	1,852,126
Investment Grade Fixed Income	2,683,337

Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Inflation Protected Securities
Institutional High Income
Investment Grade Fixed Income

Foreign Tax Credit. For the year ended September 30, 2018, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond	$240,869	$20,354,733

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations;; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust.

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2018

Portfolio Review	1
Portfolio of Investments	9
Financial Statements	33
Notes to Financial Statements	37

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSIOX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles High Income Opportunities Fund returned 3.21%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 3.05%.

Explanation of Fund Performance

The Fund’s allocation to convertible securities contributed positively to performance relative to the benchmark. In particular, exposure to consumer non-cyclical names bolstered relative return. Specifically, our holdings in pharmaceuticals and energy provided positive results.

On the downside, the Fund’s exposure to investment grade corporate bonds detracted from performance relative to the benchmark. An allocation to emerging market credit and select high yield positions also weighed on the Fund’s performance.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

We continue to expect low default rates and low default losses from the high yield market over the next 12 to 18 months. Leverage is elevated, but interest coverage ratios (the ability to pay interest on outstanding debt) remain strong. At present, we expect technical factors to support high yield as coupon income is reinvested. We are concerned about the potential effects of a trade war on risk appetite. However, the high

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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yield sector is typically less sensitive to trade issues; it tends to have fewer multinational and more smaller-capitalization companies than the investment grade sector.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 2018

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 4/12/04)	3.21%	6.29%	10.16%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	3.05	5.54	9.46

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Barclays U.S. Universal and Global High-Yield Indices.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol
Ian Anderson	Institutional Class	LSSAX
Alessandro Pagani, CFA®
Clifton V. Rowe, CFA®

Investment Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

Healthy economic indicators, including strong Gross Domestic Product growth, low unemployment and a favorable inflation rate characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Securitized assets outperformed duration-matched treasuries (duration refers to a security’s price sensitivity to interest rate changes), though the rise in the short end of the US yield curve limited total returns (the yield curve shows the relationship among bond yields across the maturity spectrum). Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Securitized Asset Fund returned 0.39%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, which returned -0.87%.

Explanation of Fund Performance

The leading positive contributor to performance relative to the benchmark was the Fund’s allocation to agency CMBS, with Fannie Mae multi-family pools and Ginnie Mae Project Loan interest-only issues performing particularly well. The Fund’s ABS exposure also contributed positively to relative return, with allocations to subprime auto loans and aircraft-related deals generating the bulk of the outperformance. Holdings of agency collateralized mortgage obligations were also significant contributors to relative return.

Meanwhile, forward positioning in mortgage to-be-announced securities, used to gain exposure to that market, detracted from performance.

Outlook

Interest rate and option volatility remain low, which could be a good environment for agency mortgage-backed securities (MBS) to outperform Treasuries. In our view, the incremental income offered by agency MBS compared to duration-matched Treasuries remains attractive. Prepayments remain muted as the recent rise in mortgage rates has made refinancing less attractive for many homeowners. MBS spreads have widened, while other corporate sectors have noticeably tightened. In our base case view, we do not expect significant MBS spread widening (spread represents the incremental yield provided by non-Treasury securities relative to Treasuries).

Most ABS sectors continue to offer a slight yield advantage to corporates with similar ratings. Consumer ABS fundamentals remain relatively strong with low levels of debt-to-income and tight underwriting standards. We continue to watch closely for any signs of unexpected pressure on the consumer from changes in the US economy. The sector’s short spread duration, high carry (incremental income) and low volatility make for attractive risk-adjusted return potential. Commodity prices, foreign exchange rates and protectionist trade policies have caused us to remain cautious in commercial ABS transport, although we see value in the higher-rated tranches of selected aircraft deals. More domestic-based commercial asset classes, such as equipment lease, timeshare and certain whole business securitizations, have been performing well and are an appealing alternative to commercial ABS transportation in our view.

Commercial real estate (CRE) fundamentals are late cycle but remain supported. We think the sector is in a “growth recession” and believe the next expansion could start in late 2019. Valuations are high but new construction is limited. The healthy US economy and strong debt and equity capital flows into the sector should continue to support both net operating income growth (albeit decelerating) and modest (0 to 4%) price appreciation. We expect asset performance to vary across property types and individual assets, with continued negative headlines from retailers and minor headwinds in lodging, healthcare and multifamily. CMBS spreads are tight compared to Treasuries and we view them as only marginally attractive relative to corporate bonds. Demand for the sector should remain steady on light issuance and healthy fundamentals. New issue underwriting standards remain weak, but newly originated CRE loans are still stronger than pre-crisis standards.

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US house prices ended 2017 up 6.1%, and are up 4.3% through July 2018. We are updating our housing forecast to 5% for 2018, with a slowdown to 3%-4% in 2019 and 2020. We see very low risk of negative house price appreciation (HPA) due to fair affordability, growing household formation and constrained new construction. We expect 2017 tax changes to result in below-average HPA growth in high-end housing markets and high-cost states (e.g. Connecticut, New Jersey and California) over the next three to four years. Credit fundamentals continue to look good: pre-crisis loans are curing and new mortgages show excellent underwriting quality and low delinquencies. Spreads remain close to their tightest levels since 2009, a function of both strong fundamentals and net negative supply.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 2018

Average Annual Total Returns — September 30, 2018

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 3/2/06)	0.39%	3.07%	5.83%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Securitized Bond Index[1]	-0.87	2.02	3.48

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,033.20	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,006.10	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, a graph showing each Fund’s performance against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that through December 31, 2017, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles High Income Opportunities Fund	17%	11%	5%
Loomis Sayles Securitized Asset Fund	72%	31%	13%

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In the case of each Fund that had performance that lagged that of a relevant category group median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors include: (1) the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, was stronger over the long-term and had recently shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2019.

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Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 94.0% of Net Assets

Non-Convertible Bonds – 84.0%

	ABS Home Equity – 1.5%
$175,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	$182,193
39,409	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	40,159
44,161	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	46,355
38,752	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	38,882
100,000	Colony American Homes, Series 2015-1A, Class F, 1-month LIBOR + 3.650%, 5.781%, 7/17/2032, 144A(a)	100,388
33,648	Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class AF5B, 5.103%, 5/25/2035(b)	34,019
164,719	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.498%, 9/19/2045(a)	139,288
270,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 5.516%, 10/25/2027(a)	302,265
40,651	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.309%, 7/19/2035(b)	39,518
125,000	Home Partners of America Trust, Series 2016-2, Class E, 1-month LIBOR + 3.780%, 5.938%, 10/17/2033, 144A(a)	125,174
225,000	Home Partners of America Trust, Series 2016-2, Class F, 1-month LIBOR + 4.700%, 6.858%, 10/17/2033, 144A(a)	225,620
76,484	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1-month LIBOR + 0.640%, 2.856%, 7/25/2045(a)	73,677
200,172	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.523%, 3/25/2035(b)	183,219
175,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(b)	175,067
365,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(b)	364,778

		2,070,602

	ABS Other – 0.3%
153,945	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	152,197
233,975	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A	236,450

		388,647

	Aerospace & Defense – 1.6%
75,000	Engility Corp., 8.875%, 9/01/2024	81,562
606,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	632,549

Principal Amount	Description	Value (†)

	Aerospace & Defense – continued
$170,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	$197,200
350,000	Oshkosh Corp., 5.375%, 3/01/2025	360,500
200,000	TransDigm UK Holdings PLC, 6.875%, 5/15/2026, 144A	205,250
690,000	TransDigm, Inc., 6.500%, 7/15/2024	706,905

		2,183,966

	Airlines – 2.0%
1,022,671	American Airlines Pass Through Certificates, Series 2013-1, Class B, 5.625%, 7/15/2022, 144A	1,040,946
313,876	American Airlines Pass Through Certificates, Series 2014-1, Class B, 4.375%, 4/01/2024(c)	311,867
1,113,447	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	1,077,260
410,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	398,213
9,934	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	9,887

		2,838,173

	Automotive – 1.8%
150,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	149,250
225,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	220,995
705,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	663,582
65,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	61,116
60,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	60,000
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	332,800
715,000	IHO Verwaltungs GmbH, PIK, 4.500%, 9/15/2023, 144A(d)	691,841
335,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	296,475

		2,476,059

	Banking – 4.9%
600,000	Ally Financial, Inc., 3.500%, 1/27/2019	600,000
20,000	Ally Financial, Inc., 4.125%, 3/30/2020	20,075
20,000	Ally Financial, Inc., 4.125%, 2/13/2022	19,975
420,000	Ally Financial, Inc., 4.625%, 3/30/2025	416,850
980,000	Ally Financial, Inc., 5.125%, 9/30/2024	1,009,400
695,000	Barclays PLC, 5.200%, 5/12/2026	682,880
1,125,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,282,941
600,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	533,130
1,335,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	1,204,685
265,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	275,685

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$715,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	$747,600

		6,793,221

	Brokerage – 0.2%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	201,000
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	141,607

		342,607

	Building Materials – 2.4%
125,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	119,375
485,000	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025, 144A	446,806
300,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	305,250
300,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	327,000
405,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	391,918
400,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	377,500
105,000	Jeld-Wen, Inc., 4.625%, 12/15/2025, 144A	96,863
130,000	Jeld-Wen, Inc., 4.875%, 12/15/2027, 144A	118,463
445,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	450,206
570,000	USG Corp., 4.875%, 6/01/2027, 144A	576,276
100,000	USG Corp., 5.500%, 3/01/2025, 144A	101,875

		3,311,532

	Cable Satellite – 6.6%
690,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	695,175
400,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	401,500
605,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	614,831
575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	569,969
920,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	892,400
45,000	CSC Holdings LLC, 6.750%, 11/15/2021	47,419
275,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	264,608
600,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	567,384
1,320,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,386,000
875,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2026, 144A	855,566
200,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	200,000
565,000	Ziggo Bond Finance BV, 5.875%, 1/15/2025, 144A	530,394
2,305,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,162,666

		9,187,912

Principal Amount	Description	Value (†)

	Chemicals – 0.7%
$805,000	Hercules LLC, 6.500%, 6/30/2029	$813,050
200,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	203,784

		1,016,834

	Construction Machinery – 0.8%
200,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	190,000
115,000	United Rentals North America, Inc., 4.625%, 7/15/2023	115,863
490,000	United Rentals North America, Inc., 4.625%, 10/15/2025	475,300
290,000	United Rentals North America, Inc., 5.750%, 11/15/2024	298,352

		1,079,515

	Consumer Cyclical Services – 0.6%
190,000	IHS Markit Ltd., 4.000%, 3/01/2026, 144A	181,806
285,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/2021, 144A	286,425
295,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	310,119

		778,350

	Consumer Products – 0.4%
625,000	Coty, Inc., 6.500%, 4/15/2026, 144A	582,422

	Electric – 1.9%
695,000	AES Corp., 4.000%, 3/15/2021	693,262
340,000	AES Corp., 4.500%, 3/15/2023	340,850
90,000	AES Corp., 5.125%, 9/01/2027	90,900
277,000	AES Corp. (The), 5.500%, 4/15/2025	283,698
220,000	AES Corp. (The), 6.000%, 5/15/2026	231,825
925,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,022,125

		2,662,660

	Environmental – 0.0%
45,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	43,538

	Finance Companies – 4.5%
535,000	Aircastle Ltd., 4.125%, 5/01/2024	526,217
375,000	Aircastle Ltd., 5.125%, 3/15/2021	384,920
410,000	Aircastle Ltd., 5.500%, 2/15/2022	426,161
30,000	Aircastle Ltd., 7.625%, 4/15/2020	31,753
95,000	CIT Group, Inc., 4.125%, 3/09/2021	95,000
65,000	iStar, Inc., 4.625%, 9/15/2020	64,838
378,000	iStar, Inc., 5.000%, 7/01/2019	378,633
220,000	iStar, Inc., 5.250%, 9/15/2022	216,700
245,000	iStar, Inc., 6.500%, 7/01/2021	250,508
340,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	319,600
435,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	440,981
30,000	Navient Corp., MTN, 6.125%, 3/25/2024	30,000
185,000	Navient LLC, 5.500%, 1/25/2023	184,537
65,000	Navient LLC, MTN, 4.875%, 6/17/2019	65,488

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$835,000	Navient LLC, MTN, 5.500%, 1/15/2019	$839,175
245,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	245,000
490,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	455,087
890,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	888,887
102,000	Stearns Holdings LLC, 9.375%, 8/15/2020, 144A	99,960
320,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	316,211

		6,259,656

	Financial Other – 0.5%
645,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	653,063
40,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 2/01/2022	41,000

		694,063

	Food & Beverage – 2.7%
465,000	B&G Foods, Inc., 5.250%, 4/01/2025	444,075
605,000	BRF S.A., 4.750%, 5/22/2024, 144A	550,550
730,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	716,298
225,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	219,094
220,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	223,300
350,000	MARB BondCo PLC, 6.875%, 1/19/2025, 144A	325,500
240,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	231,000
440,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	415,800
635,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	622,300

		3,747,917

	Gaming – 1.4%
150,000	Boyd Gaming Corp., 6.375%, 4/01/2026	154,312
80,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	81,241
610,000	International Game Technology PLC, 6.250%, 2/15/2022, 144A	632,112
165,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	150,992
925,000	MGM Resorts International, 6.000%, 3/15/2023	956,219

		1,974,876

	Government Owned – No Guarantee – 1.0%
460,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	372,600
435,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	388,390
70,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	64,575

Principal Amount	Description	Value (†)

	Government Owned – No Guarantee – continued
$640,000	YPF S.A., 6.950%, 7/21/2027, 144A	$559,808

		1,385,373

	Health Insurance – 0.2%
320,000	Centene Corp., 4.750%, 1/15/2025	319,200

	Healthcare – 4.4%
720,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	750,600
115,000	HCA, Inc., 5.250%, 4/15/2025	118,594
655,000	HCA, Inc., 5.375%, 2/01/2025	668,100
430,000	HCA, Inc., 7.050%, 12/01/2027	461,175
35,000	HCA, Inc., 7.500%, 12/15/2023	38,500
790,000	HCA, Inc., 7.500%, 11/06/2033	856,265
40,000	HCA, Inc., 7.690%, 6/15/2025	44,700
40,000	HCA, Inc., 8.360%, 4/15/2024	45,500
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	228,063
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	21,800
215,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	205,996
250,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	235,312
330,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	324,225
140,000	LifePoint Health, Inc., 5.500%, 12/01/2021	142,297
650,000	Polaris Intermediate Corp., PIK, 8.500%, 12/01/2022, 144A(d)	671,606
70,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	68,950
250,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	223,800
640,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	668,000
345,000	Wright Medical Group, Inc., 1.625%, 6/15/2023, 144A	364,622

		6,138,105

	Home Construction – 2.0%
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(e)(f)(g)	2
260,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	232,276
385,000	Lennar Corp., 4.750%, 11/15/2022	386,656
690,000	Lennar Corp., 5.000%, 6/15/2027	672,750
720,000	PulteGroup, Inc., 6.000%, 2/15/2035	678,600
495,000	PulteGroup, Inc., 6.375%, 5/15/2033	475,254
380,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	381,900

		2,827,438

	Independent Energy – 8.9%
375,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	387,188
265,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	273,281
162,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	182,250
595,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	568,225
200,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	206,000
68,000	California Resources Corp., 5.500%, 9/15/2021	62,635

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$33,000	California Resources Corp., 6.000%, 11/15/2024	$28,050
360,000	California Resources Corp., 8.000%, 12/15/2022, 144A	343,800
110,000	Callon Petroleum Co., 6.125%, 10/01/2024	111,925
103,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	100,039
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	7,790
12,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	12,300
21,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	21,945
600,000	CNX Resources Corp., 5.875%, 4/15/2022	600,180
310,000	Continental Resources, Inc., 3.800%, 6/01/2024	304,005
80,000	Continental Resources, Inc., 4.500%, 4/15/2023	81,408
504,000	Continental Resources, Inc., 5.000%, 9/15/2022	511,308
445,000	Eclipse Resources Corp., 8.875%, 7/15/2023	452,787
480,000	Gulfport Energy Corp., 6.375%, 5/15/2025	470,400
210,000	Gulfport Energy Corp., 6.375%, 1/15/2026	204,225
162,000	Halcon Resources Corp., 6.750%, 2/15/2025	155,520
485,000	Matador Resources Co., 5.875%, 9/15/2026, 144A	491,062
250,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	227,500
1,055,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	1,044,450
465,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	424,312
135,000	Newfield Exploration Co., 5.625%, 7/01/2024	142,256
789,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	802,792
175,000	PDC Energy, Inc., 5.750%, 5/15/2026	166,250
165,000	PDC Energy, Inc., 6.125%, 9/15/2024	162,319
380,000	Rex Energy Corp., 8.000%, 10/01/2020(e)	102,600
200,000	Sanchez Energy Corp., 6.125%, 1/15/2023	114,000
610,000	Sanchez Energy Corp., 7.250%, 2/15/2023, 144A	600,850
550,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	534,875
140,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	144,900
280,000	SM Energy Co., 5.000%, 1/15/2024	272,650
230,000	SM Energy Co., 5.625%, 6/01/2025	229,138
128,000	SM Energy Co., 6.125%, 11/15/2022	131,840
100,000	SM Energy Co., 6.625%, 1/15/2027	103,375
75,000	SM Energy Co., 6.750%, 9/15/2026	77,906

Principal Amount	Description	Value (†)

	Independent Energy – continued
$250,000	Southwestern Energy Co., 6.200%, 1/23/2025	$248,125
265,000	Southwestern Energy Co., 7.500%, 4/01/2026	277,588
660,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	676,500
95,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	98,339
285,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	296,400

		12,455,288

	Integrated Energy – 0.1%
200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 6/01/2028, 144A	205,760

	Life Insurance – 0.3%
430,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	439,675

	Local Authorities – 0.3%
185,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	153,829
260,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	227,438

		381,267

	Lodging – 1.5%
115,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	111,297
595,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	579,381
460,000	Marriott Ownership Resorts, Inc., 5.625%, 4/15/2023, 144A	465,736
290,000	Marriott Ownership Resorts, Inc., 6.500%, 9/15/2026, 144A	297,656
665,000	Wyndham Destinations, Inc., 5.625%, 3/01/2021	678,300

		2,132,370

	Media Entertainment – 2.7%
660,000	AMC Networks, Inc., 4.750%, 12/15/2022	660,000
25,000	AMC Networks, Inc., 5.000%, 4/01/2024	24,625
85,000	Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/2022	86,594
540,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	549,450
1,405,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	1,408,512
310,000	Meredith Corp., 6.875%, 2/01/2026, 144A	317,750
710,000	Netflix, Inc., 4.875%, 4/15/2028, 144A	667,400

		3,714,331

	Metals & Mining – 1.6%
150,000	Commercial Metals Co., 4.875%, 5/15/2023	148,740
400,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	366,000

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$430,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	$425,163
555,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	543,206
750,000	Gerdau Trade, Inc., 4.875%, 10/24/2027, 144A	696,427

		2,179,536

	Midstream – 4.3%
80,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	81,502
710,000	Energy Transfer Partners LP, Series A, (fixed rate to 2/15/2023, variable rate thereafter), 6.250%(h)	683,375
1,020,000	Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/2026, 144A	1,030,200
340,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	341,697
155,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	145,312
135,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	137,524
375,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	375,000
125,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	125,938
540,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	537,300
195,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	209,597
160,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	158,800
175,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 11/15/2023	170,187
985,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	981,306
50,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	48,813
670,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	677,537
245,000	Transportadora de Gas del Sur S.A., 6.750%, 5/02/2025, 144A	235,183

		5,939,271

	Non-Agency Commercial Mortgage-Backed Securities – 0.8%
100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.658%, 11/15/2031, 144A(a)(g)(i)	95,585
180,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.658%, 11/15/2031, 144A(a)(g)(i)	168,343

Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – continued
$795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	$711,744
42,962	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(b)	43,528
100,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.977%, 6/15/2045, 144A(b)	82,395

		1,101,595

	Oil Field Services – 1.5%
370,000	Ensco PLC, 5.750%, 10/01/2044	276,575
20,000	Global Marine, Inc., 7.000%, 6/01/2028	20,100
90,000	Noble Holding International Ltd., 5.250%, 3/15/2042	64,969
185,000	Noble Holding International Ltd., 6.050%, 3/01/2041	141,756
330,000	Noble Holding International Ltd., 7.750%, 1/15/2024	327,525
415,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	430,562
325,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	335,156
140,000	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	141,225
187,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	190,273
135,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	139,388

		2,067,529

	Packaging – 1.3%
330,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(d)	332,475
345,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	341,550
350,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	366,187
475,000	Berry Global, Inc., 4.500%, 2/15/2026, 144A	451,250
275,000	Crown Americas LLC/Crown Americas Capital Corp., 4.750%, 2/01/2026, 144A	262,625

		1,754,087

	Paper – 0.2%
350,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	311,500

	Pharmaceuticals – 1.7%
95,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	91,438
115,000	Bausch Health Cos., Inc., 5.625%, 12/01/2021, 144A	114,569
1,110,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	1,082,250
225,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	216,562

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – continued
$690,000	Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	$640,730
300,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	218,714

		2,364,263

	Property & Casualty Insurance – 0.8%
1,160,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	1,145,686

	Refining – 0.3%
495,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	496,238

	REITs – Mortgage – 0.9%
645,000	Starwood Property Trust, Inc., 3.625%, 2/01/2021, 144A	632,100
610,000	Starwood Property Trust, Inc., 4.750%, 3/15/2025	584,142

		1,216,242

	Restaurants – 0.5%
685,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	655,894

	Retailers – 1.5%
345,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	348,450
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	503,410
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	169,125
170,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	169,150
535,000	Group 1 Automotive, Inc., 5.250%, 12/15/2023, 144A	526,975
385,000	L Brands, Inc., 6.750%, 7/01/2036	317,625
140,000	L Brands, Inc., 6.875%, 11/01/2035	118,300

		2,153,035

	Supermarkets – 1.1%
735,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	661,500
380,000	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 8/15/2021, 144A	365,750
10,000	New Albertsons LP, 8.700%, 5/01/2030	8,825
615,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	465,862

		1,501,937

	Technology – 4.7%
260,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	204,750
135,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	134,565
70,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	72,100
140,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	140,175
975,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,042,112
150,000	Equinix, Inc., 5.375%, 1/01/2022	154,875

Principal Amount	Description	Value (†)

	Technology – continued
$140,000	Equinix, Inc., 5.375%, 4/01/2023	$143,325
590,000	First Data Corp., 5.000%, 1/15/2024, 144A	593,687
695,000	First Data Corp., 7.000%, 12/01/2023, 144A	723,669
190,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	194,560
695,000	NXP BV / NXP Funding LLC, 3.875%, 9/01/2022, 144A	688,050
655,000	Open Text Corp., 5.625%, 1/15/2023, 144A	664,825
20,000	Open Text Corp., 5.875%, 6/01/2026, 144A	20,588
575,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	575,000
235,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	236,452
325,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 10.500%, 2/01/2024, 144A	297,375
710,000	Western Digital Corp., 4.750%, 2/15/2026	686,623

		6,572,731

	Transportation Services – 0.1%
185,000	APL Ltd., 8.000%, 1/15/2024(g)(i)	166,500

	Treasuries – 2.7%
3,745,000	U.S. Treasury Note, 2.625%, 7/31/2020	3,732,712

	Wireless – 2.3%
325,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	299,000
80,000	Nokia Oyj, 3.375%, 6/12/2022	78,411
700,000	Nokia Oyj, 4.375%, 6/12/2027	673,750
496,000	Sprint Capital Corp., 6.875%, 11/15/2028	498,480
1,205,000	Sprint Corp., 7.250%, 9/15/2021	1,274,288
125,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	119,296
345,000	T-Mobile USA, Inc., 4.750%, 2/01/2028	324,731

		3,267,956

	Wirelines – 1.5%
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	205,700
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	8,738
235,000	Frontier Communications Corp., 7.450%, 7/01/2035	127,814
930,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	878,850
365,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	338,464
155,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	160,813
390,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	331,500

		2,051,879

	Total Non-Convertible Bonds
	(Identified Cost $116,951,581)	117,109,948

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Convertible Bonds – 10.0%

	Automotive – 0.1%
$90,000	Meritor, Inc., 3.250%, 10/15/2037	$85,890

	Cable Satellite – 1.2%
1,200,000	DISH Network Corp., 2.375%, 3/15/2024	1,063,601
690,000	DISH Network Corp., 3.375%, 8/15/2026	658,098

		1,721,699

	Consumer Cyclical Services – 0.5%
725,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	651,540

	Diversified Operations – 0.4%
485,000	RWT Holdings, Inc., 5.625%, 11/15/2019	489,481

	Healthcare – 0.3%
260,000	Evolent Health, Inc., 2.000%, 12/01/2021	349,262
100,000	Insulet Corp., 1.375%, 11/15/2024, 144A	126,426

		475,688

	Independent Energy – 0.9%
800,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	790,198
225,000	PDC Energy, Inc., 1.125%, 9/15/2021	217,757
295,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	282,920

		1,290,875

	Industrial Other – 0.2%
265,000	Tutor Perini Corp., 2.875%, 6/15/2021	270,300

	Leisure – 0.1%
140,000	Rovi Corp., 0.500%, 3/01/2020	132,035

	Media Entertainment – 0.1%
135,000	Liberty Media Corp., 2.250%, 9/30/2046	73,832

	Midstream – 0.0%
55,000	SM Energy Co., 1.500%, 7/01/2021	60,203

	Oil Field Services – 0.4%
670,000	Nabors Industries, Inc., 0.750%, 1/15/2024	524,108

	Pharmaceuticals – 3.1%
1,585,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,689,217
251,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	301,100
90,000	Dermira, Inc., 3.000%, 5/15/2022	74,686
325,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	328,164
345,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	347,037
695,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	702,384

Principal Amount	Description	Value (†)

	Pharmaceuticals – continued
$660,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	$693,000
100,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	170,458

		4,306,046

	Railroads – 0.3%
315,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	372,501

	REITs – Mortgage – 0.2%
345,000	iStar, Inc., 3.125%, 9/15/2022, 144A	335,387

	Technology – 2.0%
365,000	Avaya Holdings Corp., 2.250%, 6/15/2023, 144A	370,416
1,080,000	Finisar Corp., 0.500%, 12/15/2036	989,326
75,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021	104,484
790,000	Nuance Communications, Inc., 1.000%, 12/15/2035	745,626
245,000	Nuance Communications, Inc., 1.250%, 4/01/2025	253,031
350,000	Verint Systems, Inc., 1.500%, 6/01/2021	360,475

		2,823,358

	Wirelines – 0.2%
285,000	GCI Liberty, Inc., 1.750%, 9/30/2046, 144A	313,228

	Total Convertible Bonds
	(Identified Cost $13,695,978)	13,926,171

	Total Bonds and Notes
	(Identified Cost $130,647,559)	131,036,119

Senior Loans – 0.9%

	Chemicals – 0.1%
99,104	Chemours Co. (The), 2018 USD Term Loan B, 1-month LIBOR + 1.750%, 4.000%, 4/03/2025(a)	99,167

	Retailers – 0.2%
378,493	J.C. Penney Corp., Inc., 2016 Term Loan B, 6/23/2023(j)	347,079

	Transportation Services – 0.6%
817,656	Uber Technologies, 2018 Term Loan, 1-month LIBOR + 4.000%, 6.120%, 4/04/2025(a)	821,997

	Total Senior Loans
	(Identified Cost $1,262,622)	1,268,243

Shares

Preferred Stocks – 1.1%

	Food & Beverage – 0.8%
9,524	Bunge Ltd., 4.875%	1,024,783

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Midstream – 0.3%
90	Chesapeake Energy Corp., 5.750%	$53,894
13	Chesapeake Energy Corp., 5.750%, 144A	8,178
641	Chesapeake Energy Corp., 5.750%	403,247

		465,319

	Total Preferred Stocks
	(Identified Cost $1,435,724)	1,490,102

Common Stocks – 0.7%

	Oil, Gas & Consumable Fuels – 0.4%
7,213	Bonanza Creek Energy, Inc.(k)	214,803
8,051	Halcon Resources Corp.(k)	35,988
570	Rex Energy Corp.(k)	37
6,069	Whiting Petroleum Corp.(k)	321,900

		572,728

	Pharmaceuticals – 0.3%
948	Allergan PLC	180,575
4,298	Bristol-Myers Squibb Co.	266,820

		447,395

	Total Common Stocks
	(Identified Cost $1,423,150)	1,020,123

Warrants – 0.0%
2,186	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(k) (Identified Cost $0)	218

Principal Amount

Short-Term Investments – 1.7%
$2,436,274	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $2,436,538 on 10/01/2018 collateralized by $2,065,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $2,050,941; $450,000 U.S. Treasury Note, 2.00% due 10/31/2022 valued at $437,342 including accrued interest(Note 2 of Notes to Financial Statements) (Identified Cost $2,436,274)	2,436,274

	Total Investments – 98.4%
	(Identified Cost $137,205,329)	137,251,079
	Other assets less liabilities—1.6%	2,169,049

	Net Assets – 100.0%	$139,420,128

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018, interest payments were made in cash.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of this security amounted to $2 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Illiquid security. (Unaudited)
(h)	Perpetual bond with no specified maturity date.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $430,428 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Position is unsettled. Contract rate was not determined at September 30, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $61,109,553 or 43.8% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2018

Independent Energy	9.8%
Cable Satellite	7.8
Technology	6.7
Pharmaceuticals	5.1
Banking	4.9
Healthcare	4.7
Midstream	4.6
Finance Companies	4.5
Food & Beverage	3.5
Media Entertainment	2.8
Treasuries	2.7
Building Materials	2.4
Wireless	2.3
Airlines	2.0
Home Construction	2.0
Other Investments, less than 2% each	30.9
Short-Term Investments	1.7

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 123.0% of Net Assets

	ABS Car Loan – 12.3%
$518,606	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$518,363
1,840,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.400%, 1/08/2021(a)	1,836,881
1,440,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	1,436,817
5,060,000	Americredit Automobile Receivables Trust, Series 2016-4, Class C, 2.410%, 7/08/2022	4,994,060
2,080,489	Avid Automobile Receivables Trust, Series 2018-1, Class A, 2.840%, 8/15/2023, 144A	2,070,805
2,630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A(a)	2,623,085
300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/2021, 144A	297,655
4,395,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A(a)	4,336,838
3,480,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.630%, 12/20/2021, 144A(a)	3,427,681
2,430,000	California Republic Auto Receivables Trust, Series 2016-2, Class B, 2.520%, 5/16/2022	2,384,561
3,100,000	California Republic Auto Receivables Trust, Series 2017-1, Class C, 3.760%, 12/15/2023	3,085,655
3,950,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.870%, 10/16/2023	3,938,767
780,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/2021, 144A	773,338
1,655,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.300%, 5/15/2024	1,622,633
1,655,000	CarMax Auto Owner Trust, Series 2018-1, Class C, 2.950%, 11/15/2023	1,621,858
1,015,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	995,079
1,285,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,278,115
1,703,657	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	1,684,407
439,880	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A	436,878
2,225,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A	2,242,094

Principal Amount	Description	Value (†)

	ABS Car Loan – continued
$1,610,000	CPS Auto Receivables Trust, Series 2015-B, Class C, 4.200%, 5/17/2021, 144A	$1,621,369
1,745,000	CPS Auto Receivables Trust, Series 2016-A, Class D, 5.000%, 12/15/2021, 144A	1,770,573
4,025,000	CPS Auto Trust, Series 2016-D, Class D, 4.530%, 1/17/2023, 144A	4,077,333
6,770,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	6,771,418
1,675,000	Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A, 3.010%, 2/16/2027, 144A	1,658,011
2,000,000	Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.550%, 8/15/2027, 144A	1,996,900
869,389	Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.910%, 5/17/2021, 144A(a)	871,861
7,550,000	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A(a)	7,554,433
1,200,000	DT Auto Owner Trust, Series 18-2A, Class D, 4.150%, 3/15/2024, 144A	1,198,474
1,024,148	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	1,030,074
2,284,772	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	2,303,180
4,063,753	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	4,063,374
1,915,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A	1,917,903
2,245,000	First Investors Auto Owner Trust, Series 2017-1A, Class C, 2.950%, 4/17/2023, 144A	2,212,231
21,442	Flagship Credit Auto Trust, Series 2014-2, Class B, 2.840%, 11/16/2020, 144A(a)	21,444
1,535,000	Flagship Credit Auto Trust, Series 2015-2, Class B, 3.080%, 12/15/2021, 144A	1,535,060
710,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	713,844
2,645,000	Flagship Credit Auto Trust, Series 2017-4, Class B, 2.660%, 10/17/2022, 144A	2,601,381
1,329,000	Flagship Credit Auto Trust, Series 2018-3, Class B, 3.590%, 12/16/2024, 144A	1,325,614
3,900,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A(a)	3,874,888
3,460,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A	3,373,204

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$1,390,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	$1,385,450
3,525,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2018-2, Class A, 3.470%, 1/15/2030, 144A	3,519,097
3,744,728	GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.820%, 7/15/2022, 144A	3,729,745
3,210,000	Hertz Vehicle Financing II LP, Series 2016-3A, Class A, 2.270%, 7/25/2020, 144A(a)	3,188,599
2,435,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A	2,369,442
166,753	Honor Automobile Trust Securitization, Series 2016-1A, Class A, 2.940%, 11/15/2019, 144A	166,754
1,285,000	Motor PLC, Series 2017-1A, Class A1, 1-month LIBOR + 0.530%, 2.746%, 9/25/2024, 144A(b)	1,284,871
2,990,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	2,958,902
1,175,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	1,158,387
1,670,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 2.798%, 2/15/2023, 144A(b)	1,674,073
2,000,000	Prestige Auto Receivables Trust, Series 2018-1A, Class C, 3.750%, 10/15/2024, 144A(c)	1,999,740
5,060,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.460%, 3/15/2022(a)	5,024,831
5,660,000	Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.760%, 12/15/2022	5,592,462
1,655,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class C, 2.960%, 3/15/2024	1,634,578
1,980,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class A3, 2.750%, 9/15/2021	1,975,958
2,830,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.070%, 8/15/2024	2,822,377
2,580,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class A2, 3.120%, 7/15/2022, 144A	2,576,877
424,727	Veros Automobile Receivables Trust, Series 2017-1, Class A, 2.840%, 4/17/2023, 144A	423,126
378,321	Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.290%, 9/15/2021, 144A	378,569

Principal Amount	Description	Value (†)

	ABS Car Loan – continued
$2,630,705	Westlake Automobile Receivables Trust, Series 2016-2A, Class C, 2.830%, 5/17/2021, 144A	$2,630,804
1,035,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class C, 2.920%, 5/15/2023, 144A	1,025,684

		141,618,465

	ABS Credit Card – 1.0%
2,000,000	Barclays Dryrock Issuance Trust, Series 2015-1, Class A, 2.200%, 12/15/2022(a)	1,978,189
9,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(a)	9,233,360
1,000,000	World Financial Network Credit Card Master Trust, Series 2012-C, Class M, 3.320%, 8/15/2022	1,000,342

		12,211,891

	ABS Home Equity – 5.0%
2,010,164	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	2,016,617
1,670,521	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)(d)	1,631,308
1,673,179	Bayview Opportunity Master Fund IVb Trust, Series 2016-SPL2, Class A, 4.000%, 6/28/2053, 144A(a)(d)	1,677,493
1,385,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class B1, 4.250%, 6/28/2054, 144A(d)	1,390,569
2,016,100	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class B1, 4.250%, 11/28/2053, 144A(d)	2,025,316
2,548,751	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.500%, 1/28/2055, 144A(d)	2,531,285
1,855,527	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A(a)	1,844,141
1,760,709	Colony American Homes, Series 2015-1A, Class A, 1-month LIBOR + 1.200%, 3.331%, 7/17/2032, 144A(b)	1,762,889
1,527,000	Colony American Homes, Series 2015-1A, Class B, 1-month LIBOR + 1.500%, 3.631%, 7/17/2032, 144A(b)	1,530,233
1,176,900	Colony Starwood Homes Trust, Series 2016-2A, Class A, 1-month LIBOR + 1.250%, 3.408%, 12/17/2033, 144A(b)	1,179,460
1,070,000	Colony Starwood Homes Trust, Series 2016-2A, Class B, 1-month LIBOR + 1.750%, 3.908%, 12/17/2033, 144A(b)	1,073,181

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$840,849	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	$820,350
1,937,998	CoreVest American Finance Trust, Series 2018-1, Class A, 3.804%, 6/15/2051, 144A	1,939,027
78,580	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.061%, 7/25/2021(c)(d)(e)	74,674
66,422	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(d)	66,742
5,288,759	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 4.066%, 10/25/2027(a)(b)	5,383,018
1,585,000	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.714%, 8/25/2060, 144A(b)	1,585,298
2,449,903	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 3.713%, 5/19/2034(d)	2,509,297
1,090,000	Holmes Master Issuer PLC, 3-month LIBOR + 0.360%, 2.699%, 10/15/2054, 144A(b)	1,088,770
3,430,186	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 3.058%, 6/17/2037, 144A(b)	3,432,334
106,790,807	JPMorgan Mortgage Trust, Series 2017-4, Class AX1, IO, 0.472%, 11/25/2048, 144A(d)(f)	2,542,753
2,260,000	Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.500%, 8/25/2058, 144A(d)	2,236,391
427,966	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(d)	417,890
55,677	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 4.055%, 7/25/2035(c)(d)(e)	51,106
1,999,218	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(d)	1,992,649
1,417,000	Progress Residential Trust, Series 2015-SFR3, 4.673%, 11/12/2032, 144A	1,429,837
400,000	Progress Residential Trust, Series 2017-SFR2, Class A, 2.897%, 12/17/2034, 144A	386,159
48,093	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(c)(e)	45,638
235,359	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	222,082
8,990	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(c)(e)	8,577

Principal Amount	Description	Value (†)

	ABS Home Equity – continued
$616,526	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(d)	$616,016
959,546	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(d)	961,855
1,062,241	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(d)	1,064,541
2,497,803	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(d)	2,498,768
1,311,794	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)(d)	1,292,269
1,313,160	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 4/25/2056, 144A(a)(d)	1,281,149
2,114,277	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(d)	2,114,795
2,776,877	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 4.083%, 11/25/2036(d)	2,615,365

		57,339,842

	ABS Other – 8.0%
889,318	AASET Trust, Series 2017-1A, Class A, 3.967%, 5/16/2042, 144A	884,626
5,375,546	Accelerated Assets LLC, Series 18-1, Class A, 3.870%, 12/02/2033, 144A	5,361,039
2,492,419	Apollo Aviation Securitization Equity Trust, Series 2018-1A, Class A, 3.844%, 1/16/2038, 144A	2,468,893
325,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A	317,855
1,818,542	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(d)	1,827,030
2,749,880	Castlelake Aircraft Securitization Trust, Series 18-1, Class A, 4.125%, 6/15/2043, 144A	2,742,095
1,051,000	CCG Receivables Trust, Series 2018-1, Class B, 3.090%, 6/16/2025, 144A	1,036,106
2,245,217	Chesapeake Funding II LLC, Series 2017-4A, Class A1, 2.120%, 11/15/2029, 144A	2,218,392
4,000,000	Chesapeake Funding II LLC, Series 2018-1A, Class B, 3.450%, 4/15/2030, 144A	3,984,409
3,887,268	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	3,867,535
1,585,166	Emerald Aviation Finance Ltd., Series 2013-1, Class A, 4.650%, 10/15/2038, 144A(d)	1,586,919
1,607,000	GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A4, 2.360%, 1/20/2023, 144A	1,586,098

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$2,375,000	Lendmark Funding Trust, Series 2017-1A, Class A, 2.830%, 12/22/2025, 144A	$2,361,528
1,340,000	Lendmark Funding Trust, Series 2017-2A, Class A, 2.800%, 5/20/2026, 144A	1,319,593
1,369,579	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	1,369,936
3,135,000	Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.920%, 12/20/2029, 144A	3,088,668
1,437,892	Marlette Funding Trust, Series 18-2A, Class A, 3.060%, 7/17/2028, 144A	1,437,363
1,246,426	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(d)	1,255,406
9,265,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A(a)	9,269,267
4,160,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A	4,244,106
4,440,317	Orange Lake Timeshare Trust, Series 2018-A, Class A, 3.100%, 11/08/2030, 144A	4,374,811
4,977,528	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	4,946,569
3,955,000	SCF Equipment Trust LLC, Series 2018-1A, Class B, 3.970%, 12/20/2025, 144A	3,958,249
1,767,323	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(a)	1,782,270
1,711,221	Sierra Timeshare Receivables Fund, Series 2018-2A, Class A, 3.500%, 6/20/2035, 144A	1,705,031
980,000	SoFi Consumer Loan Program Trust, Series 2018-1A, Class A2, 3.140%, 2/25/2027, 144A	971,299
3,985,000	SoFi Consumer Loan Program Trust, Series 2018-3, Class A2, 3.670%, 8/25/2027, 144A	3,985,991
1,573,717	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A	1,566,808
1,035,545	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	1,034,731
1,183,542	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	1,168,087
507,528	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	504,164
3,003,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A(a)	2,936,898
1,315,000	Thunderbolt II Aircraft Lease Ltd., Series 2018-A, Class A, 4.147%, 9/15/2038, 144A(d)	1,307,177

Principal Amount	Description	Value (†)

	ABS Other – continued
$2,420,000	Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.550%, 4/15/2021, 144A(g)(h)	$2,418,517
498,780	Verizon Owner Trust, Series 2016-1A, Class A, 1.420%, 1/20/2021, 144A	496,432
5,325,271	Wave LLC, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	5,248,752
930,000	Wheels SPV 2 LLC, Series 2018-1A, Class A4, 3.410%, 4/20/2027, 144A	925,401

		91,558,051

	ABS Student Loan – 4.5%
1,148,874	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	1,124,399
3,700,000	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	3,667,403
2,340,000	Navient Student Loan Trust, Series 18-4A, Class A2, 1-month LIBOR + 0.680%, 2.819%, 6/27/2067, 144A(b)	2,342,780
2,960,000	Navient Student Loan Trust, Series 2018-2A, Class A3, 1-month LIBOR + 0.750%, 2.966%, 3/25/2067, 144A(b)	2,964,014
4,630,000	Navient Student Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A	4,574,993
3,400,000	Nelnet Student Loan Trust, Series 2018-1A, Class A2, 1-month LIBOR + 0.760%, 2.976%, 5/25/2066, 144A(b)	3,417,590
811,136	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 3-month LIBOR + 0.950%, 3.287%, 7/01/2024(a)(b)	812,385
1,279,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 4.740%, 6/15/2032(b)(c)(e)	1,278,744
6,725,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.750%, 3/15/2033(b)(c)(e)	6,723,655
3,021,023	SLM Student Loan Trust, Series 2008-2, Class A3, 3-month LIBOR + 0.750%, 3.085%, 4/25/2023(b)	2,999,626
2,575,000	SMB Private Education Loan Trust, Series 18-B, Class A2A, 3.600%, 1/15/2037, 144A	2,560,872
2,715,000	SMB Private Education Loan Trust, Series 2018-A, Class A2B, 1-month LIBOR + 0.800%, 2.958%, 2/15/2036, 144A(b)	2,725,671
51,195	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	51,187

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Student Loan – continued
$225,030	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1-month LIBOR + 1.250%, 3.466%, 8/25/2032, 144A(b)	$226,967
3,996,160	SoFi Professional Loan Program LLC, Series 2015-C, Class B, 3.580%, 8/25/2036, 144A(a)	3,949,106
2,929,025	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A(a)	2,903,747
2,485,000	SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.840%, 1/25/2041, 144A	2,409,092
2,815,000	SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 3.590%, 1/25/2048, 144A	2,805,761
3,926,884	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 3.335%, 7/25/2025(a)(b)	3,943,652

		51,481,644

	ABS Whole Business – 1.1%
3,318,000	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	3,356,770
2,044,875	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	2,032,013
972,563	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	966,562
1,930,413	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	1,924,199
4,030,000	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	3,988,975

		12,268,519

	Agency Commercial Mortgage-Backed Securities – 9.0%
654,804	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.999%, 11/25/2022(b)	660,867
6,043,000	Federal National Mortgage Association, Series 2016-M1, Class A2, 2.939%, 1/25/2026(a)(d)	5,854,686
10,283,609	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class X1, 1.482%, 12/25/2021(d)(f)	355,006
389,792,063	FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class X1, 0.422%, 2/25/2023(a)(d)(f)	4,220,902
82,639,229	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.346%, 4/25/2023(a)(d)(f)	764,066

Principal Amount	Description	Value (†)

	Agency Commercial Mortgage-Backed Securities – continued
$33,660,365	FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class X1, 0.895%, 10/25/2023(d)(f)	$1,057,881
35,822,179	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1, 1.321%, 3/25/2024(d)(f)	1,853,783
39,034,160	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class X1, 0.866%, 9/25/2024(a)(d)(f)	1,418,681
77,824,776	FHLMC Multifamily Structured Pass Through Certificates, Series K046, Class X1, 0.496%, 3/25/2025(d)(f)	1,618,818
73,606,796	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.264%, 5/25/2025(d)(f)	668,688
37,096,985	FHLMC Multifamily Structured Pass Through Certificates, Series K049, Class X1, 0.735%, 7/25/2025(d)(f)	1,274,730
21,631,598	FHLMC Multifamily Structured Pass Through Certificates, Series K050, Class X1, 0.459%, 8/25/2025(d)(f)	434,057
42,573,121	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class X1, 0.684%, 9/25/2025(a)(d)(f)	1,356,652
17,441,304	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class X1, 0.803%, 11/25/2025(d)(f)	668,928
9,706,494	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class X1, 1.028%, 12/25/2025(d)(f)	520,054
17,002,704	FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class X1, 1.316%, 1/25/2026(d)(f)	1,197,878
7,660,670	FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class X1, 1.501%, 3/25/2026(d)(f)	640,460
8,696,791	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class X1, 1.326%, 7/25/2026(d)(f)	650,436
8,702,806	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class X1, 1.058%, 8/25/2026(d)(f)	529,439
26,005,988	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, 0.436%, 9/25/2026(d)(f)	559,620

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$94,373,157	FHLMC Multifamily Structured Pass Through Certificates, Series K060, Class X1, 0.194%, 10/25/2026(d)(f)	$678,958
15,584,985	FHLMC Multifamily Structured Pass Through Certificates, Series K152, Class X1, 1.098%, 1/25/2031(d)(f)	1,292,095
3,197,844	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.453%, 1/25/2023(d)(f)	123,847
51,644,502	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class X, 0.426%, 8/25/2025(d)(f)	623,354
35,346,936	FHLMC Multifamily Structured Pass Through Certificates, Series KW02, Class X1, 0.445%, 12/25/2026(d)(f)	609,731
2,965,946	FNMA, 3.000%, 1/01/2028	2,858,020
7,007,172	FNMA, 3.120%, 8/01/2027(a)	6,814,734
4,210,000	FNMA, 3.225%, 12/01/2029	4,044,242
1,923,405	FNMA, 3.340%, 3/01/2029	1,888,603
3,000,000	FNMA, 3.410%, 4/01/2028	2,954,308
2,426,800	FNMA, 3.430%, 5/01/2033	2,374,378
6,347,016	FNMA, 3.880%, 6/01/2033(a)	6,393,062
4,794,701	Government National Mortgage Association, Series 2006-46, Class IO, 0.484%, 4/16/2046(c)(d)(e)(f)	54,773
2,380,867	Government National Mortgage Association, Series 2006-51, Class IO, 0.938%, 8/16/2046(a)(c)(d)(e)(f)	68,520
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(a)(d)	4,390,043
1,505,415	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(a)(d)	1,555,667
7,108,542	Government National Mortgage Association, Series 2009-114, Class IO, 0.000%, 10/16/2049(c)(d)(e)(f)	22,758
9,224,209	Government National Mortgage Association, Series 2010-124, Class X, 0.087%, 12/16/2052(a)(c)(d)(e)(f)	43,203
380,261	Government National Mortgage Association, Series 2010-49, Class IA, 1.508%, 10/16/2052(c)(d)(e)(f)	18,503
4,505,801	Government National Mortgage Association, Series 2011-119, Class IO, 0.268%, 8/16/2051(d)(f)	63,224
26,693,650	Government National Mortgage Association, Series 2011-121, Class IO, 0.530%, 6/16/2043(a)(d)(f)	311,622

	Agency Commercial Mortgage-Backed Securities – continued
2,361,359	Government National Mortgage Association, Series 2011-121, Class ZA, 6.500%, 8/16/2051(a)	2,908,415
15,841,128	Government National Mortgage Association, Series 2011-161, Class IO, 0.396%, 4/16/2045(d)(f)	220,383
7,513,739	Government National Mortgage Association, Series 2011-38, Class IO, 0.089%, 4/16/2053(a)(d)(f)	128,990
1,494,909	Government National Mortgage Association, Series 2011-53, Class IO, 0.738%, 5/16/2051(a)(c)(d)(e)(f)	41,422
9,456,593	Government National Mortgage Association, Series 2012-100, Class IC, 1.405%, 9/16/2050(d)(f)	446,027
7,189,869	Government National Mortgage Association, Series 2012-111, Class IC, 1.305%, 9/16/2050(d)(f)	317,594
61,555,750	Government National Mortgage Association, Series 2012-142, Class IO, 0.989%, 4/16/2054(a)(d)(f)	2,562,424
13,873,605	Government National Mortgage Association, Series 2012-23, Class IO, 0.582%, 6/16/2053(a)(d)(f)	339,755
27,583,255	Government National Mortgage Association, Series 2012-55, Class IO, 0.486%, 4/16/2052(a)(d)(f)	459,292
17,445,783	Government National Mortgage Association, Series 2012-70, Class IO, 0.455%, 8/16/2052(a)(d)(f)	307,840
17,620,674	Government National Mortgage Association, Series 2012-79, Class IO, 0.751%, 3/16/2053(d)(f)	638,105
61,208,894	Government National Mortgage Association, Series 2012-85, Class IO, 0.795%, 9/16/2052(a)(d)(f)	2,561,060
5,084,936	Government National Mortgage Association, Series 2013-175, Class IO, 0.692%, 5/16/2055(d)(f)	167,125
11,357,434	Government National Mortgage Association, Series 2014-101, Class IO, 0.812%, 4/16/2056(d)(f)	562,977
42,541,109	Government National Mortgage Association, Series 2014-130, Class IB, 0.898%, 8/16/2054(a)(d)(f)	1,955,266
32,944,933	Government National Mortgage Association, Series 2014-24, Class IX, 0.697%, 1/16/2054(a)(d)(f)	1,019,679
23,675,846	Government National Mortgage Association, Series 2014-70, Class IO, 0.856%, 3/16/2049(a)(d)(f)	1,021,764

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$17,108,779	Government National Mortgage Association, Series 2014-86, Class IO, 0.757%, 4/16/2056(d)(f)	$782,598
41,342,944	Government National Mortgage Association, Series 2015-120, Class IO, 0.881%, 3/16/2057(a)(d)(f)	2,421,580
68,428,900	Government National Mortgage Association, Series 2015-146, Class IB, 0.848%, 7/16/2055(a)(d)(f)	3,766,936
17,180,722	Government National Mortgage Association, Series 2015-171, Class IO, 0.892%, 11/16/2055(d)(f)	1,057,375
26,221,023	Government National Mortgage Association, Series 2015-189, Class IG, 0.928%, 1/16/2057(a)(d)(f)	1,672,025
16,594,555	Government National Mortgage Association, Series 2015-21, Class IO, 0.993%, 7/16/2056(d)(f)	957,448
35,582,594	Government National Mortgage Association, Series 2015-32, Class IO, 0.841%, 9/16/2049(a)(d)(f)	1,963,280
12,605,805	Government National Mortgage Association, Series 2015-68, Class IO, 0.768%, 7/16/2057(d)(f)	677,040
43,874,840	Government National Mortgage Association, Series 2015-70, Class IO, 1.046%, 12/16/2049(a)(d)(f)	2,759,627
32,343,782	Government National Mortgage Association, Series 2015-73, Class IO, 0.785%, 11/16/2055(a)(d)(f)	1,665,702
27,502,685	Government National Mortgage Association, Series 2016-143, 0.961%, 10/16/2056(f)	2,172,531
52,542,851	Government National Mortgage Association, Series 2016-6, Class IO, 0.720%, 2/16/2051(a)(d)(f)	2,548,806
30,016,405	Government National Mortgage Association, Series 2018-2, Class IO, 0.768%, 12/16/2059(d)(f)	2,088,187

		103,680,530

	Collateralized Mortgage Obligations – 28.7%
4,069,895	Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 3.729%, 3/25/2047, 144A(d)	3,964,484
84,184	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(d)	91,282
69,351	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(a)(c)(e)	73,051

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$782,321	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 9.604%, 6/15/2023(d)	$812,663
469,302	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class MH, 5.000%, 7/15/2033	481,288
168,834	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(a)(c)(e)(f)	38,693
164,338	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 5.919%, 11/15/2033(d)	166,325
1,271,831	Federal Home Loan Mortgage Corp., REMIC, Series 2882, Class TF, 1-month LIBOR + 0.250%, 2.408%, 10/15/2034(a)(b)	1,273,993
6,092,431	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(a)	6,567,523
2,574,221	Federal Home Loan Mortgage Corp., REMIC, Series 3013, Class AS, 12.627%, 5/15/2035(a)(d)	2,971,720
6,534,728	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 5.042%, 5/15/2036(a)(d)(f)	1,081,617
1,910,217	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class BI, 4.092%, 2/15/2038(d)(f)	260,190
1,290,907	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class VS, 11.636%, 2/15/2038(a)(d)	1,484,057
1,215,124	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class WS, 11.030%, 2/15/2038(a)(d)	1,359,638
1,262,496	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 2.789%, 6/15/2048(a)(d)(f)	1,155,285
358,688	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037	386,084
1,354,029	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.184%, 12/15/2036(a)(d)(f)	1,437,148
382,781	Federal Home Loan Mortgage Corp., REMIC, Series 3752, Class KF, 1-month LIBOR + 0.500%, 2.658%, 12/15/2037(b)	383,657
1,937,290	Federal Home Loan Mortgage Corp., REMIC, Series 3785, Class LS, 5.583%, 1/15/2041(a)(d)	1,879,765
360,817	Federal Home Loan Mortgage Corp., REMIC, Series 3808, Class SH, 4.993%, 2/15/2041(d)	325,069
1,120,697	Federal Home Loan Mortgage Corp., REMIC, Series 3828, Class EF, 1-month LIBOR + 0.400%, 2.558%, 5/15/2037(a)(b)	1,125,095

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$4,639,000	Federal Home Loan Mortgage Corp., REMIC, Series 3848, Class WX, 5.000%, 4/15/2041(a)	$5,041,512
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 13.208%, 8/15/2040(a)(d)	2,350,323
3,311,234	Federal Home Loan Mortgage Corp., REMIC, Series 4097, 3.992%, 8/15/2032(d)(f)	323,848
1,820,000	Federal Home Loan Mortgage Corp., REMIC, Series 4204, Class QP, 3.000%, 5/15/2043(a)	1,668,468
1,313,002	Federal Home Loan Mortgage Corp., REMIC, Series 4238, Class FD, 1-month LIBOR + 0.300%, 2.458%, 2/15/2042(a)(b)	1,310,735
11,210,830	Federal Home Loan Mortgage Corp., REMIC, Series 4321, Class BS, 1.426%, 6/15/2039(d)(f)	527,144
800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4395, Class PE, 2.500%, 4/15/2037	690,123
357,917	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class NT, 6.500%, 8/15/2043(d)	340,356
425,382	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class TN, 5.000%, 8/15/2043(d)	403,364
1,399,000	Federal Home Loan Mortgage Corp., REMIC, Series 4480, Class NB, 3.500%, 6/15/2045	1,305,484
511,870	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(a)(c)(e)(f)	87,639
6,963,733	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042(a)	6,731,587
5,127,959	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046(a)	4,925,679
337,031	Federal Home Loan Mortgage Corp., Series 3792, Class DF, 1-month LIBOR + 0.400%, 2.558%, 11/15/2040(b)	337,193
2,170,761	Federal Home Loan Mortgage Corp., Series 4268, Class DL, 2.500%, 11/15/2028	2,047,999
1,655,138	Federal Home Loan Mortgage Corp., Series 4290, Class QB, 2.500%, 1/15/2029	1,533,661
192,254	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 5.034%, 1/25/2024(c)(d)(e)(f)	14,028
1,255,129	Federal National Mortgage Association, REMIC, Series 2005-22, Class DG, 6.810%, 4/25/2035(a)(d)	1,275,528

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$3,113,222	Federal National Mortgage Association, REMIC, Series 2005-45, Class DA, 16.295%, 6/25/2035(d)	$4,170,195
1,827,276	Federal National Mortgage Association, REMIC, Series 2005-62, Class GZ, 5.750%, 7/25/2035(a)	2,084,033
2,471,816	Federal National Mortgage Association, REMIC, Series 2006-46, Class SK, 16.075%, 6/25/2036(a)(d)	3,268,921
110,722	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 5.084%, 8/25/2036(c)(d)(e)(f)	14,487
629,554	Federal National Mortgage Association, REMIC, Series 2008-15, Class AS, 21.921%, 8/25/2036(d)	920,501
10,591	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(a)(c)(e)	10,475
1,593,515	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.445%, 8/25/2038(a)(d)	1,583,642
399,025	Federal National Mortgage Association, REMIC, Series 2008-87, Class LD, 4.437%, 11/25/2038(d)	411,628
1,053,632	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 2.579%, 3/25/2039(a)(d)	1,013,535
75,536	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024(c)(e)	77,015
183,673	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 3.585%, 12/25/2039(d)	180,178
2,736,921	Federal National Mortgage Association, REMIC, Series 2010-95, Class FB, 1-month LIBOR + 0.400%, 2.616%, 9/25/2040(a)(b)	2,740,953
458,025	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 5.596%, 11/25/2040(d)	486,465
6,037,829	Federal National Mortgage Association, REMIC, Series 2012-112, Class DA, 3.000%, 10/25/2042(a)	5,810,063
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 6.762%, 7/25/2043(a)(d)	1,635,672

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$939,818	Federal National Mortgage Association, REMIC, Series 2013-23, Class TS, 2.994%, 3/25/2043(d)	$797,576
722,847	Federal National Mortgage Association, REMIC, Series 2013-26, Class SJ, 2.936%, 4/25/2033(d)	619,464
4,388,988	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 3.934%, 8/25/2042(a)(d)(f)	533,941
120,760	Federal National Mortgage Association, REMIC, Series 2014-67, Class PT, 6.000%, 10/25/2044(d)	114,760
1,845,566	Federal National Mortgage Association, REMIC, Series 2015-1, Class SN, 6.000%, 7/25/2043(a)(d)	1,833,411
687,206	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(d)	693,574
2,827,399	Federal National Mortgage Association, REMIC, Series 2016-26, Class KL, 4.500%, 11/25/2042(a)(d)	2,531,074
23,124,101	Federal National Mortgage Association, REMIC, Series 2016-32, Class SA, 3.884%, 10/25/2034(a)(d)(f)	2,771,985
2,251,867	Federal National Mortgage Association, REMIC, Series 2016-32, Class TG, 4.500%, 1/25/2043(a)(d)	1,944,829
27,894,868	Federal National Mortgage Association, REMIC, Series 2016-60, Class ES, 3.884%, 9/25/2046(d)(f)	3,366,043
18,236,102	Federal National Mortgage Association, REMIC, Series 2016-60, Class QS, 3.884%, 9/25/2046(d)(f)	2,319,763
11,618,618	Federal National Mortgage Association, REMIC, Series 2016-82, Class SC, 3.884%, 11/25/2046(d)(f)	1,414,499
10,776,151	Federal National Mortgage Association, REMIC, Series 2016-82, Class SG, 3.884%, 11/25/2046(d)(f)	1,336,490
14,026,195	Federal National Mortgage Association, REMIC, Series 2016-93, Class SL, 4.434%, 12/25/2046(d)(f)	1,926,913
19,554,963	Federal National Mortgage Association, Series 2016-22, Class ST, IO, 3.884%, 4/25/2046(d)(f)	2,407,881

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$18,048,030	Federal National Mortgage Association, Series 2017-26, Class SA, 3.934%, 4/25/2047(d)(f)	$2,155,669
89,069,863	Federal National Mortgage Association, Series 2017-57, Class SD, IO, 1.734%, 8/25/2047(d)(f)	4,752,020
677,496	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(a)(f)	145,435
159,096	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(a)(c)(d)(e)(f)	41,476
724,737	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(a)(f)	160,399
136,654	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(a)(c)(e)(f)	29,505
1,496,366	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(a)(f)	284,193
616,361	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(a)(f)	128,128
339,141	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(a)(c)(e)(f)	74,200
735,649	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(a)(f)	160,004
346,551	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(a)(c)(e)(f)	73,252
409,094	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(a)(c)(e)(f)	92,406
511,540	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(a)(f)	114,054
483,123	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(a)(c)(e)(f)	96,091
232,370	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(a)(c)(d)(e)(f)	48,013
296,089	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(a)(c)(e)(f)	66,146
191,882	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(a)(c)(d)(e)(f)	47,572
55,895	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(c)(e)(f)	11,950
1,723,006	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(a)(d)(f)	335,305
581,630	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(a)(f)	134,626

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$536,971	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(a)(d)(f)	$100,795
531,691	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(a)(c)(d)(e)(f)	69,784
281,030	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(a)(c)(e)(f)	49,721
44,117	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(d)(e)(f)	8,633
2,847,473	Government National Mortgage Association, Series 11- H2O, Class FA, 1-month LIBOR + 0.550%, 2.630%, 9/20/2061(b)	2,859,221
273,262	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039	306,942
639,510	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 2.753%, 2/20/2060(b)	643,123
654,807	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.410%, 10/20/2060(b)	653,792
1,679,677	Government National Mortgage Association, Series 2010-H22, Class FE, 1-month LIBOR + 0.350%, 2.430%, 5/20/2059(a)(b)	1,678,339
1,200,369	Government National Mortgage Association, Series 2011-H01, Class AF, 1-month LIBOR + 0.450%, 2.530%, 11/20/2060(b)	1,202,322
482,872	Government National Mortgage Association, Series 2011-H21, Class FT, 1-year CMT + 0.700%, 3.120%, 10/20/2061(b)	485,879
7,012,341	Government National Mortgage Association, Series 2012-H08, Class FA, 1-month LIBOR + 0.600%, 2.680%, 1/20/2062(a)(b)	7,047,447
1,770,499	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(a)	1,757,866
1,019,225	Government National Mortgage Association, Series 2012-H11, Class GA, 1-month LIBOR + 0.580%, 2.660%, 5/20/2062(b)	1,023,391
531,065	Government National Mortgage Association, Series 2012-H16, Class HA, 2.000%, 7/20/2062	521,765
2,028,242	Government National Mortgage Association, Series 2012-H20, Class BA, 1-month LIBOR + 0.560%, 2.640%, 9/20/2062(a)(b)	2,035,398
1,370,214	Government National Mortgage Association, Series 2012-H22, Class HD, 5.264%, 1/20/2061(d)	1,411,574

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$613,908	Government National Mortgage Association, Series 2012-H24, Class FD, 1-month LIBOR + 0.590%, 2.670%, 9/20/2062(a)(b)	$614,040
223,778	Government National Mortgage Association, Series 2012-H24, Class FE, 1-month LIBOR + 0.600%, 2.680%, 10/20/2062(b)	224,386
12,696,839	Government National Mortgage Association, Series 2012-H24, Class HI, 1.175%, 10/20/2062(c)(d)(f)	452,325
3,921,434	Government National Mortgage Association, Series 2012-H26, Class BA, 1-month LIBOR + 0.350%, 2.430%, 10/20/2062(a)(b)	3,917,527
1,714,267	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 2.480%, 10/20/2062(a)(b)	1,714,679
656,227	Government National Mortgage Association, Series 2012-H27, Class FB, 1-month LIBOR + 0.500%, 2.580%, 10/20/2062(a)(b)	656,821
2,445,278	Government National Mortgage Association, Series 2012-H30, Class GA, 1-month LIBOR + 0.350%, 2.430%, 12/20/2062(a)(b)	2,442,792
28,972,420	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(a)	28,488,465
2,079,626	Government National Mortgage Association, Series 2013-H13, Class SI, 1.297%, 6/20/2063(c)(d)(f)	125,427
20,132,704	Government National Mortgage Association, Series 2013-H16, Class AI, 1.620%, 7/20/2063(c)(d)(f)	918,555
14,832,830	Government National Mortgage Association, Series 2013-H18, Class EI, 1.752%, 7/20/2063(c)(d)(f)	804,681
2,305,976	Government National Mortgage Association, Series 2013-H18, Class JI, 1.374%, 8/20/2063(c)(d)(f)	94,401
644,862	Government National Mortgage Association, Series 2013-H20, Class FA, 1-month LIBOR + 0.600%, 2.680%, 8/20/2063(b)	647,817
1,483,958	Government National Mortgage Association, Series 2013-H21, Class FB, 1-month LIBOR + 0.700%, 2.780%, 9/20/2063(b)	1,495,338
2,821,153	Government National Mortgage Association, Series 2013-H22, Class FB, 1-month LIBOR + 0.700%, 2.780%, 8/20/2063(a)(b)	2,840,560
264,653	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 3.070%, 4/20/2063(b)	265,922

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$12,353,907	Government National Mortgage Association, Series 2014-H03, Class FS, 1-month LIBOR + 0.650%, 2.730%, 2/20/2064(a)(b)	$12,476,067
3,973,192	Government National Mortgage Association, Series 2014-H05, Class FB, 1-month LIBOR + 0.600%, 2.680%, 12/20/2063(a)(b)	3,994,931
3,058,040	Government National Mortgage Association, Series 2014-H06, Class FA, 1-month LIBOR + 0.570%, 2.650%, 3/20/2064(a)(b)	3,071,330
8,691,747	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.598%, 6/20/2064(a)(d)	8,979,068
2,950,971	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.600%, 7/20/2064(a)(b)	2,962,966
2,157,281	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.580%, 7/20/2064(a)(b)	2,167,647
22,847,762	Government National Mortgage Association, Series 2014-H24, Class HI, 0.945%, 9/20/2064(c)(d)(f)	955,036
474,697	Government National Mortgage Association, Series 2015-39, Class SN, 2.453%, 3/20/2045(a)(d)	472,837
13,552,790	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.611%, 10/20/2064(a)(d)	14,169,378
13,773,750	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.550%, 2/20/2065(a)(b)	13,813,582
173,867	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.380%, 4/20/2061(a)(b)	173,696
4,623,510	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	4,399,502
2,071,370	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.310%, 5/20/2065(a)(b)	2,063,487
1,448,300	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 2.360%, 5/20/2063(a)(b)	1,446,930
1,339,784	Government National Mortgage Association, Series 2015-H19, Class FA, 1-month LIBOR + 0.200%, 2.280%, 4/20/2063(a)(b)	1,337,905
806,413	Government National Mortgage Association, Series 2015-H28, Class JZ, 5.114%, 3/20/2065(d)	832,434

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – continued
$504,990	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 2.780%, 10/20/2065(a)(b)	$505,810
113,860	Government National Mortgage Association, Series 2015-H29, Class HZ, 4.587%, 9/20/2065(d)	117,061
315,551	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 2.760%, 8/20/2061(b)	316,008
1,770,000	Government National Mortgage Association, Series 2016-17, Class GT, 5.000%, 8/20/2045(d)	1,641,677
1,373,783	Government National Mortgage Association, Series 2016-23, Class PA, 5.686%, 7/20/2037(a)(d)	1,476,780
18,128,509	Government National Mortgage Association, Series 2016-H01, Class AI, 1.068%, 1/20/2066(a)(c)(d)(f)	1,501,267
3,984,262	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.000%, 2/20/2066(a)(b)	4,063,149
25,363,544	Government National Mortgage Association, Series 2016-H09, Class JI, 1.890%, 4/20/2066(a)(c)(d)(f)	2,330,276
4,404,483	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.680%, 4/20/2066(a)(b)	4,409,482
2,233,744	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 2.660%, 5/20/2066(a)(b)	2,239,619
553,655	Government National Mortgage Association, Series 2016-H14, Class JZ, 4.496%, 8/20/2063(d)	557,039
546,821	Government National Mortgage Association, Series 2016-H19, Class CZ, 4.451%, 8/20/2066(d)	572,187
553,761	Government National Mortgage Association, Series 2016-H19, Class EZ, 5.314%, 6/20/2061(d)	585,081
1,970,657	Government National Mortgage Association, Series 2016-H19, Class FC, 1-month LIBOR + 0.400%, 2.480%, 8/20/2066(a)(b)	1,968,711
921,453	Government National Mortgage Association, Series 2016-H19, Class FE, 1-month LIBOR + 0.370%, 2.450%, 6/20/2061(a)(b)	921,126
1,944,116	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 2.480%, 9/20/2063(a)(b)	1,943,654
10,973,126	Government National Mortgage Association, Series 2016-H20, Class FG, 1-month LIBOR + 0.700%, 2.780%, 8/20/2066(a)(b)	11,031,530

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$4,058,279	Government National Mortgage Association, Series 2017-H14, Class FK, 1-year CMT + 0.200%, 2.620%, 5/20/2067(b)	$4,044,791
4,285,839	Government National Mortgage Association, Series 2017-H17, Class FG, 1-month LIBOR + 0.500%, 2.580%, 8/20/2067(b)	4,299,203
3,899,815	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.330%, 10/20/2067(b)	3,893,626
6,333,917	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 2.280%, 10/20/2064(a)(b)	6,322,967
4,747,885	Government National Mortgage Association, Series 2018-H04, Class FM, 1-month LIBOR + 0.300%, 2.380%, 3/20/2068(b)	4,735,153
3,804,109	Government National Mortgage Association, Series 2018-H10, Class FJ, 1-month LIBOR + 0.250%, 2.330%, 6/20/2068(b)	3,799,048
4,955,847	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 2.860%, 6/20/2068(a)(b)	4,943,082
4,645,000	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 2.430%, 9/20/2068(c)	4,646,452

		329,945,011

	Hybrid ARMs – 0.8%
140,286	FHLMC, 1-year CMT + 2.252%, 3.922%, 1/01/2036(a)(b)	147,000
1,482,620	FHLMC, 1-year CMT + 2.215%, 4.053%, 6/01/2035(a)(b)	1,558,214
704,417	FHLMC, 12-month LIBOR + 2.190%, 4.065%, 2/01/2037(a)(b)	749,939
78,095	FHLMC, 1-year CMT + 2.251%, 4.113%, 1/01/2035(a)(b)	82,088
1,511,306	FNMA, 1-year CMT + 2.214%, 3.801%, 6/01/2034(a)(b)	1,587,256
1,012,242	FNMA, 12-month LIBOR + 1.682%, 3.905%, 8/01/2038(a)(b)	1,056,084
669,926	FNMA, 1-year CMT + 2.127%, 3.917%, 9/01/2034(a)(b)	702,418
2,209,937	FNMA, 12-month LIBOR + 1.728%, 3.966%, 9/01/2037(a)(b)	2,316,999
278,612	FNMA, 6-month LIBOR + 1.522%, 4.022%, 2/01/2037(a)(b)	288,095
219,717	FNMA, 1-year CMT + 2.045%, 4.295%, 10/01/2035(a)(b)	222,541
274,904	FNMA, 12-month LIBOR + 1.876%, 4.328%, 9/01/2036(a)(b)	290,222

		9,000,856

Principal Amount	Description	Value (†)

	Mortgage Related – 45.0%
$3,447,208	FHLMC, 3.500%, with various maturities from 2042 to 2046(a)(i)	$3,411,725
648,897	FHLMC, 4.000%, 9/01/2045	656,600
48,053	FHLMC, 5.000%, 9/01/2035	50,726
6,514,527	FNMA, 2.500%, with various maturities from 2046 to 2057(i)	6,024,725
18,500,192	FNMA, 3.000%, 2/01/2057(a)	17,536,028
6,922,158	FNMA, 4.000%, with various maturities from 2041 to 2052(i)	7,002,111
1,853,156	FNMA, 4.500%, with various maturities from 2045 to 2046(a)(i)	1,921,975
409,694	FNMA, 5.500%, 8/01/2034(a)	445,930
4,456	FNMA, 6.000%, 10/01/2034	4,906
32,995,000	FNMA (TBA), 3.000%, 11/01/2048(j)	31,537,452
97,860,000	FNMA (TBA), 3.500%, 11/01/2048(j)	96,193,856
178,126,000	FNMA (TBA), 4.000%, 11/01/2048(j)	179,628,933
20,000,000	FNMA (TBA), 4.500%, 11/01/2048(j)	20,599,497
770,289	GNMA, 1-month LIBOR + 0.531%, 2.621%, 8/20/2063(b)	778,254
390,960	GNMA, 1-month LIBOR + 1.789%, 3.825%, 7/20/2060(b)	407,233
1,537,372	GNMA, 1-month LIBOR + 2.528%, 3.834%, 2/20/2061(a)(b)	1,602,186
298,242	GNMA, 1-month LIBOR + 1.762%, 3.852%, 9/20/2060(b)	311,207
259,104	GNMA, 4.021%, 8/20/2062(d)	260,813
2,176,168	GNMA, 1-month LIBOR + 2.029%, 4.096%, 2/20/2063(a)(b)	2,272,617
5,038	GNMA, 4.310%, 12/20/2060(d)	5,151
122,244	GNMA, 4.315%, 11/20/2061(d)	122,872
1,085,914	GNMA, 4.340%, 3/20/2063(d)	1,101,889
66,619	GNMA, 4.348%, 2/20/2063(d)	67,582
1,655,344	GNMA, 4.397%, 5/20/2063(a)(d)	1,682,622
1,191,792	GNMA, 4.399%, 7/20/2061(d)	1,219,043
135,942	GNMA, 4.402%, 10/20/2061(d)	136,883
36,265	GNMA, 4.406%, 2/20/2067(d)	37,878
950,683	GNMA, 4.415%, with various maturities from 2062 to 2065(b)(d)(i)	1,009,147
2,943,174	GNMA, 4.422%, 2/20/2063(a)(d)	2,987,844
895,982	GNMA, 4.424%, 2/20/2062(a)(d)	902,734
818,474	GNMA, 4.436%, 1/20/2062(a)(d)	824,152
644,956	GNMA, 4.444%, 7/20/2062(d)	651,989
1,324,303	GNMA, 4.448%, 12/20/2061(a)(d)	1,333,812
22,985	GNMA, 4.453%, 5/20/2062(d)	23,202
1,791,077	GNMA, 4.456%, 4/20/2063(a)(d)	1,820,298
1,633,208	GNMA, 4.460%, 4/20/2063(a)(d)	1,658,950
24,199	GNMA, 4.463%, 3/20/2063(d)	24,609
854,628	GNMA, 4.469%, 6/20/2063(d)	869,310
38,443	GNMA, 4.479%, 1/20/2067(d)	40,290
656,087	GNMA, 4.481%, 12/20/2061(d)	659,319
1,434,137	GNMA, 4.486%, 4/20/2066(a)(d)	1,492,334
43,424	GNMA, 4.493%, 3/20/2063(d)	44,051
777,871	GNMA, 4.500%, with various maturities from 2060 to 2064(d)(i)	788,621
462,547	GNMA, 4.502%, with various maturities from 2062 to 2063(d)(i)	466,508

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$1,689,204	GNMA, 4.503%, with various maturities in 2062(a)(d)(i)	$1,703,155
2,154,165	GNMA, 4.510%, 2/20/2067(a)(d)	2,261,990
223,394	GNMA, 4.514%, 10/20/2061(d)	224,395
423,156	GNMA, 4.517%, with various maturities from 2062 to 2063(d)(i)	429,179
34,614	GNMA, 4.524%, 11/20/2062(d)	34,989
2,592,987	GNMA, 4.525%, 4/20/2067(d)	2,729,078
35,225	GNMA, 4.529%, 6/20/2062(d)	35,585
836,344	GNMA, 4.531%, 1/20/2063(d)	848,192
2,990,505	GNMA, 4.533%, 12/20/2064(a)(d)	3,107,251
2,389,133	GNMA, 4.534%, 12/20/2066(a)(d)	2,507,859
1,126,943	GNMA, 4.537%, 11/20/2063(d)	1,166,165
4,004,389	GNMA, 4.542%, 4/20/2067(d)	4,214,577
359,273	GNMA, 4.546%, 8/20/2061(d)	361,068
11,912,487	GNMA, 4.549%, 6/20/2067(a)(d)	12,553,041
845,152	GNMA, 4.550%, 9/20/2063(d)	874,789
3,777,483	GNMA, 4.551%, 3/20/2063(a)(d)	3,834,273
4,191,676	GNMA, 4.552%, 6/20/2064(a)(d)	4,371,035
1,079,791	GNMA, 4.553%, 8/20/2063(d)	1,099,156
466,710	GNMA, 4.557%, 2/20/2066(d)	485,909
1,003,146	GNMA, 4.559%, 7/20/2067(d)	1,057,632
5,283,411	GNMA, 4.561%, with various maturities from 2063 to 2067(a)(d)(i)	5,371,946
1,085,759	GNMA, 4.563%, 2/20/2068(d)	1,135,370
171,381	GNMA, 4.565%, 4/20/2065(d)	178,786
1,070,887	GNMA, 4.566%, 2/20/2067(d)	1,127,567
5,613,681	GNMA, 4.570%, 7/20/2065(a)(d)	5,876,878
1,415,531	GNMA, 4.582%, 12/20/2063(d)	1,471,333
411,530	GNMA, 4.592%, with various maturities in 2063(d)(i)	418,888
1,000,458	GNMA, 4.593%, with various maturities from 2062 to 2067(d)(i)	1,042,381
2,002,490	GNMA, 4.599%, 5/20/2067(d)	2,118,140
4,702,272	GNMA, 4.600%, 5/20/2067(a)(d)	4,962,049
1,424,336	GNMA, 4.603%, 5/20/2067(d)	1,487,668
9,734,935	GNMA, 4.604%, with various maturities from 2062 to 2067(a)(d)(i)	10,247,666
1,178,500	GNMA, 4.607%, 12/20/2063(d)	1,214,413
4,222,478	GNMA, 4.608%, with various maturities from 2063 to 2066(a)(d)(i)	4,439,340
779,372	GNMA, 4.610%, 4/20/2067(d)	809,786
178,691	GNMA, 4.612%, 10/20/2062(d)	180,999
1,071,887	GNMA, 4.613%, 4/20/2067(d)	1,126,887
1,177,606	GNMA, 4.615%, 10/20/2061(a)(d)	1,183,779
1,988,424	GNMA, 4.618%, with various maturities from 2062 to 2067(a)(d)(i)	2,073,416
4,387,537	GNMA, 4.621%, 8/20/2067(d)	4,660,169
236,582	GNMA, 4.622%, 11/20/2063(d)	239,657
1,167,743	GNMA, 4.623%, 7/20/2063(a)(d)	1,182,270
573,476	GNMA, 4.628%, 7/20/2062(d)	580,196
50,336	GNMA, 4.633%, 9/20/2063(d)	52,332
382,945	GNMA, 4.637%, 3/20/2062(d)	385,820
401,413	GNMA, 4.639%, 4/20/2067(d)	403,954
3,462	GNMA, 4.650%, 1/20/2061(d)	3,544

Principal Amount	Description	Value (†)

	Mortgage Related – continued
$3,135,590	GNMA, 4.651%, 6/20/2066(d)	$3,291,333
6,919,966	GNMA, 4.652%, with various maturities from 2064 to 2067(a)(d)(i)	7,327,099
3,257,710	GNMA, 4.654%, 3/20/2067(a)(d)	3,476,090
13,619	GNMA, 4.658%, 5/20/2062(d)	13,737
41,264	GNMA, 4.665%, 2/20/2067(d)	43,431
3,929,652	GNMA, 4.667%, 2/20/2062(a)(d)	3,960,840
3,576,561	GNMA, 4.669%, 12/20/2061(a)(d)	3,608,068
1,089,932	GNMA, 4.670%, with various maturities from 2062 to 2064(d)(i)	1,136,710
777,346	GNMA, 4.675%, 11/20/2063(d)	811,214
187,469	GNMA, 4.685%, 8/20/2061(d)	187,876
1,423,929	GNMA, 4.688%, 5/20/2064(a)(d)	1,489,437
835,956	GNMA, 4.700%, with various maturities in 2061(a)(d)(i)	843,876
4,613	GNMA, 4.701%, 3/20/2061(d)	4,686
454,688	GNMA, 4.718%, 8/20/2062(d)	459,219
770,311	GNMA, 4.728%, with various maturities from 2062 to 2063(d)(i)	789,545
167,895	GNMA, 4.733%, 4/20/2062(d)	171,833
10	GNMA, 4.740%, 10/20/2060(d)	11
126,780	GNMA, 4.780%, 5/20/2061(a)(d)	126,733
298,618	GNMA, 4.788%, 6/20/2061(a)(d)	299,683
11,906	GNMA, 4.810%, with various maturities from 2060 to 2061(d)(i)	12,247
135,800	GNMA, 4.815%, 6/20/2061(d)	136,184
354,491	GNMA, 4.903%, 1/20/2062(d)	364,234
19,339	GNMA, 4.916%, 3/20/2062(d)	19,528
115,161	GNMA, 5.140%, 5/20/2060(d)	116,327
18,638	GNMA, 5.165%, 2/20/2062(d)	18,877
5,583	GNMA, 5.170%, 9/20/2063(d)	5,653
133,184	GNMA, 5.240%, 5/20/2060(d)	134,534
80,343	GNMA, 5.309%, 7/20/2060(d)	81,435
487	GNMA, 5.359%, 3/20/2064(d)	505
2,305	GNMA, 5.379%, with various maturities from 2061 to 2062(d)(i)	2,385
1,024	GNMA, 5.413%, 11/20/2063(d)	1,056
23,548	GNMA, 5.460%, with various maturities in 2059(d)(i)	24,263
94,725	GNMA, 5.464%, 5/20/2060(d)	95,889
769	GNMA, 5.470%, with various maturities in 2059(d)(i)	773
6,737	GNMA, 5.500%, with various maturities from 2058 to 2059(d)(i)	7,023
45,522	GNMA, 5.515%, 3/20/2060(d)	46,130
6,492	GNMA, 5.585%, 11/20/2059(d)	7,007
113,855	GNMA, 5.601%, 2/20/2060(d)	115,411
50,392	GNMA, 5.640%, 12/20/2059(d)	50,972
442	GNMA, 5.647%, 9/20/2059(d)	471
904	GNMA, 5.679%, 6/20/2061(d)	940
6,913	GNMA, 5.721%, 6/20/2059(d)	7,261

		517,782,942

	Non-Agency Commercial Mortgage-Backed Securities – 7.6%
5,595,000	COMM Mortgage Trust, Series 2013-WWP, Class A2, 3.424%, 3/10/2031, 144A	5,628,635

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,424,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	$2,331,318
2,572,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class A4, 4.194%, 11/10/2046(a)(d)	2,656,467
1,029,199	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	1,029,196
2,670,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047(a)	2,686,325
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A4, 3.691%, 3/10/2047	1,225,359
1,300,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,321,389
2,520,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4, 3.838%, 9/10/2047(a)	2,546,278
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	1,205,183
2,605,000	Commercial Mortgage Trust, Series 2013-CR6, Class A4, 3.101%, 3/10/2046(a)	2,572,242
3,110,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048(a)	3,050,938
3,015,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 5.158%, 10/15/2034, 144A(b)	3,022,177
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(a)(d)	5,169,839
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)(d)	5,544,427
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046(a)(d)	3,646,733
2,930,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047(a)	3,004,209
301,773	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047(a)	302,299
1,416,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 3.998%, 4/10/2047	1,446,107
3,425,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	3,354,541

Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities – continued
$1,628,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047(a)	$1,638,736
2,735,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048(a)	2,699,178
3,390,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047(a)	3,409,168
1,000,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.668%, 6/15/2044, 144A(d)	997,682
3,135,000	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class A2, 3.828%, 2/05/2035, 144A(d)	3,049,078
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(d)	3,317,503
1,918,513	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.378%, 11/15/2027, 144A(a)(b)	1,919,220
6,500,000	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class B, 1-month LIBOR + 1.650%, 3.808%, 11/15/2027, 144A(a)(b)	6,481,495
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048(a)	3,990,804
1,465,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A4, 3.723%, 5/15/2047	1,476,859
1,635,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047	1,665,601
4,632,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	4,660,747

		87,049,733

	Total Bonds and Notes
	(Identified Cost $1,472,451,695)	1,413,937,484

Loan Participations – 0.4%

	ABS Other – 0.4%
5,091,754	Harbour Aircraft Investments Ltd., Series 2017-1, Class A, 4.000%, 11/15/2037(c)(e)	5,055,075

	(Identified Cost $5,060,477)	5,055,075

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.9%
$4,228,515	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $4,228,973 on 10/01/2018 collateralized by $4,190,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $4,161,474; $160,000 U.S. Treasury Note, 2.000% due 10/31/2022 valued at $155,500 (Note 2 of Notes to Financial Statements)	$4,228,515
11,000,000	U.S. Treasury Bills, 2.326%, 7/18/2019(k)	10,783,124
38,000,000	U.S. Treasury Bills, 2.353% - 2.446%, 8/15/2019(a)(k)(l)	37,166,288
4,000,000	U.S. Treasury Bills, 2.488%, 9/12/2019(k)	3,904,466

Total Short-Term Investments
	(Identified Cost $56,125,513)	56,082,393

Total Investments – 128.3%
	(Identified Cost $1,533,637,685)	1,475,074,952
	Other assets less liabilities—(28.3)%	(325,620,808)

	Net Assets – 100.0%	$1,149,454,144

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(b)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(e)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $14,510,785 or 1.3% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(g)	Illiquid security. (Unaudited)
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $2,418,517 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(i)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(j)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $328,400,324 or 28.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
ARS	Auction Rate Security
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SLM	Sallie Mae
TBA	To Be Announced

At September 30, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2018	251	$36,050,336	$35,265,500	$(784,836)
Ultra 10 Year U.S. Treasury Note	12/19/2018	28	3,575,660	3,528,000	(47,660)

Total					$(832,496)

At September 30, 2018, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2018	741	$83,853,170	$83,345,133	$508,037
2 Year U.S. Treasury Note	12/31/2018	117	24,701,413	24,655,922	45,491

Total					$553,528

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Securitized Asset Fund – continued

Industry Summary at September 30, 2018

Mortgage Related	45.0%
Collateralized Mortgage Obligations	28.7
ABS Car Loan	12.3
Agency Commercial Mortgage-Backed Securities	9.0
ABS Other	8.4
Non-Agency Commercial Mortgage-Backed Securities	7.6
ABS Home Equity	5.0
ABS Student Loan	4.5
Other Investments, less than 2% each	2.9
Short-Term Investments	4.9

Total Investments	128.3
Other assets less liabilities (including futures contracts)	(28.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Statements of Assets and Liabilities

September 30, 2018

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$137,205,329	$1,533,637,685
Net unrealized appreciation (depreciation)	45,750	(58,562,733)

Investments at value	137,251,079	1,475,074,952
Cash	—	120,028
Due from brokers (Note 2)	—	3,388,690
Receivable for Fund shares sold	91,828	931,519
Receivable for securities sold	729,544	1,058,345
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	327,747,315
Interest receivable	1,807,522	4,243,599
Tax reclaims receivable	—	166

TOTAL ASSETS	139,879,973	1,812,564,614

LIABILITIES
Payable for securities purchased	437,097	4,313,904
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	658,451,387
Payable for Fund shares redeemed	22,748	259,952
Payable for variation margin on futures contracts (Note 2)	—	85,227

TOTAL LIABILITIES	459,845	663,110,470

NET ASSETS	$139,420,128	$1,149,454,144

NET ASSETS CONSIST OF:
Paid-in capital	$137,229,901	$1,249,583,847
Accumulated earnings (loss)	2,190,227	(100,129,703)

NET ASSETS	$139,420,128	$1,149,454,144

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$139,420,128	$1,149,454,144

Shares of beneficial interest	13,038,905	119,078,087

Net asset value, offering and redemption price per share	$10.69	$9.65

See accompanying notes to financial statements.

33  |

Statements of Operations

For the Year Ended September 30, 2018

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$7,516,081	$43,239,779
Dividends	97,012	—
Less net foreign taxes withheld	(788)	—

Investment income	7,612,305	43,239,779

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	2,220,178	(10,002,797)
Futures contracts	—	551,216
Net change in unrealized appreciation (depreciation) on:
Investments	(5,399,405)	(29,392,106)
Futures contracts	—	201,158

Net realized and unrealized loss on investments and futures contracts	(3,179,227)	(38,642,529)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,433,078	$4,597,250

See accompanying notes to financial statements.

|  34

Statements of Changes in Net Assets

	High Income Opportunities Fund			Securitized Asset Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$7,612,305	$7,812,511		$43,239,779	$39,912,359
Net realized gain (loss) on investments and futures contracts	2,220,178	1,046,012		(9,451,581)	2,442,025
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,399,405)	2,721,211		(29,190,948)	(26,641,388)

Net increase in net assets resulting from operations	4,433,078	11,579,734		4,597,250	15,712,996

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(7,763,560)	(7,943,545	)(a)	(62,940,373)	(56,065,078	)(a)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	377,880	3,030,853		74,159,634	158,131,172

Net increase (decrease) in net assets	(2,952,602)	6,667,042		15,816,511	117,779,090
NET ASSETS
Beginning of the year	142,372,730	135,705,688		1,133,637,633	1,015,858,543

End of the year	$139,420,128	$142,372,730		$1,149,454,144	$1,133,637,633

(a)	See Note 2i of Notes to Financial Statements.

See accompanying notes to financial statements.

35  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.95	$10.66	$10.11	$10.92	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58	0.62	0.60	0.55	0.62
Net realized and unrealized gain (loss)	(0.24)	0.30	0.60	(0.81)	0.43

Total from Investment Operations	0.34	0.92	1.20	(0.26)	1.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.60)	(0.63)	(0.62)	(0.55)	(0.66)
Net realized capital gains	—	—	(0.03)	—	—

Total Distributions	(0.60)	(0.63)	(0.65)	(0.55)	(0.66)

Net asset value, end of the period	$10.69	$10.95	$10.66	$10.11	$10.92

Total return	3.21%	8.91%	12.55%	(2.61)%	10.01%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$139,420	$142,373	$135,706	$120,168	$69,343
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	5.45%	5.74%	5.94%	5.12%	5.70%
Portfolio turnover rate	42%	37%	36%	28%	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.16	$10.57	$10.62	$10.73	$10.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.39	0.40	0.37	0.41
Net realized and unrealized gain (loss)	(0.33)	(0.25)	0.04	0.06	0.14

Total from Investment Operations	0.04	0.14	0.44	0.43	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.55)	(0.49)	(0.54)	(0.55)

Net asset value, end of the period	$9.65	$10.16	$10.57	$10.62	$10.73

Total return	0.39%	1.40%	4.27%	4.13%	5.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,149,454	$1,133,638	$1,015,859	$945,208	$824,407
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	3.81%	3.78%	3.84%	3.47%	3.80%
Portfolio turnover rate	259%	313%	306%	272%	260%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2018

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

37  |

Notes to Financial Statements – continued

September 30, 2018

As of September 30, 2018, securities held by the funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Opportunities Fund	$430,428	0.3%	$2	Less than 0.1%
Securitized Asset Fund	2,418,517	0.2%	14,510,785	1.3%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2018.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

|  38

Notes to Financial Statements – continued

September 30, 2018

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2018.

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

39  |

Notes to Financial Statements – continued

September 30, 2018

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Stripped Securities. Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

i.  New Disclosure Requirements. In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

High Income Opportunities Fund

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(7,943,545)

UNDISTRIBUTED NET INVESTMENT INCOME	$598,371

Securitized Asset Fund

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(56,065,078)

UNDISTRIBUTED NET INVESTMENT INCOME	$9,075,452

j.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, contingent payment debt instruments, convertible bonds and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital

|  40

Notes to Financial Statements – continued

September 30, 2018

accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, convertible bonds and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$7,763,560	$—	$7,763,560	$7,943,545	$—	$7,943,545
Securitized Asset Fund	62,940,373	—	62,940,373	56,065,078	—	56,065,078

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$1,662,099	$7,659,747
Undistributed long-term capital gains	849,852	—

Total undistributed earnings	2,511,951	7,659,747

Capital loss carryforward:
Short-term:
No expiration date	—	(15,318,278)
Long-term:
No expiration date	—	(33,906,907)

Total capital loss carryforward	—	(49,225,185)

Unrealized depreciation	(285,150)	(58,564,266)

Total accumulated earnings (losses)	$2,226,801	$(100,129,704)

Capital loss carryforward utilized in the current year	$399,518	$—

As of September 30, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Federal tax cost	$137,536,229	$1,533,639,218

Gross tax appreciation	$3,939,384	$4,137,179
Gross tax depreciation	(4,224,534)	(62,701,445)

Net tax depreciation	$(285,150)	$(58,564,266)

l.  Loan Participations. Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it

41  |

Notes to Financial Statements – continued

September 30, 2018

acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Due from Brokers. Transactions and positions in certain futures contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statement of Assets and Liabilities for Securitized Asset Fund represents cash pledged as initial margin for futures contracts or as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

o.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, neither Fund had loaned securities under this agreement.

p.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable.

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Notes to Financial Statements – continued

September 30, 2018

Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$2,526,306	$311,867	(b)	$2,838,173
Home Construction	—	2,827,436	2	(c)	2,827,438
All Other Non-Convertible Bonds(a)	—	111,444,337	—		111,444,337

Total Non-Convertible Bonds	—	116,798,079	311,869		117,109,948

Convertible Bonds(a)	—	13,926,171	—		13,926,171

Total Bonds and Notes	—	130,724,250	311,869		131,036,119

Senior Loans(a)	—	1,268,243	—		1,268,243
Preferred Stocks(a)	—	1,490,102	—		1,490,102
Common Stocks(a)	1,020,123	—	—		1,020,123
Warrants	218	—	—		218
Short-Term Investments	—	2,436,274	—		2,436,274

Total	$1,020,341	$135,918,869	$311,869		$137,251,079

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$139,618,725	$1,999,740	(b)	$141,618,465
ABS Home Equity	—	57,159,847	179,995	(c)	57,339,842
ABS Student Loan	—	43,479,245	8,002,399	(d)	51,481,644
Agency Commercial Mortgage-Backed Securities	—	103,431,351	249,179	(c)	103,680,530
Collateralized Mortgage Obligations	—	317,092,454	12,852,557	(e)	329,945,011
All Other Bonds and Notes(a)	—	729,871,992	—		729,871,992

Total Bonds and Notes	—	1,390,653,614	23,283,870		1,413,937,484

Loan Participations(a)	—	—	5,055,075	(d)	5,055,075
Short-Term Investments	—	56,082,393	—		56,082,393

Total Investments	—	1,446,736,007	28,338,945		1,475,074,952

Futures Contracts (unrealized appreciation)	553,528	—	—		553,528

Total	$553,528	$1,446,736,007	$28,338,945		$1,475,628,480

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(832,496)	$—	$—	$(832,496)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(e)	Valued using broker-dealer bid prices ($11,828,420) or fair valued by the Fund’s adviser ($1,024,137).

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Notes to Financial Statements – continued

September 30, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
Airlines	$—		$—	$(275)	$(12,076)	$—	$(36,725)	$360,943	$—	$311,867	$(12,076)
Home Construction	2		—	—	—	—	—	—	—	2	—
Non-Agency Commercial Mortgage-Backed Securities	592,950		—	—	(2,950)	—	(590,000)	—	—	—	—
Warrants	—	(a)	—	—	—	—	—	—	—	—	—

Total	$592,952		$—	$(275)	$(15,026)	$—	$(626,725)	$360,943	$—	$311,869	$(12,076)

(a) Includes a security fair valued at zero using Level 3 inputs that expired as worthless during the period.

A debt security valued at $360,943 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
ABS Car Loan	$—	$—	$—	$—	$1,999,740	$—	$—	$—	$1,999,740	$—
ABS Home Equity	4,080,929	—	(1,726)	1,450	—	(3,300,679)	190,585	(790,564)	179,995	(1,074)
ABS Student Loan	9,471,210	—	1,406	783	—	(1,471,000)	—	—	8,002,399	1,601
Agency Commercial Mortgage-Backed Securities	391,235	—	(153,174)	11,118	—	—	—	—	249,179	11,118
Collateralized Mortgage Obligations	14,842,724	—	(1,423,234)	(739,997)	4,646,092	(767,005)	1,290,852	(4,996,875)	12,852,557	(739,997)
Loan Participations
ABS Other	—	1,288	2,776	(5,402)	5,497,525	(441,112)	—	—	5,055,075	(5,402)

Total	$28,786,098	$1,288	$(1,573,952)	$(732,048)	$12,143,357	$(5,979,796)	$1,481,437	$(5,787,439)	$28,338,945	$(733,754)

Debt securities valued at $1,247,490 were transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $5,787,439 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service

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Notes to Financial Statements – continued

September 30, 2018

was unable to price the securities. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $233,947 were transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Securitized Asset Fund used during the period include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2018, Securitized Asset Fund used futures contracts to manage duration and to hedge against changes in interest rates.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives

Interest rate contracts	$553,528

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives

Interest rate contracts	$(832,496)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2018 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$551,216

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$201,158

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2018:

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	16.18%
Highest Notional Amount Outstanding	19.07%
Lowest Notional Amount Outstanding	12.77%
Notional Amount Outstanding as of September 30, 2018	12.77%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

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Notes to Financial Statements – continued

September 30, 2018

Unrealized gain and/or loss on open futures contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Securitized Asset Fund	$885,000	$885,000

5.  Purchases and Sales of Securities. For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$3,745,146	$1,404,107	$55,967,124	$54,486,922
Securitized Asset Fund	3,376,782,163	3,283,942,807	292,004,707	203,190,533

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred; and other operating expenses of the Funds, as applicable.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust. Natixis Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distribution to the extent that Natixis Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

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Notes to Financial Statements – continued

September 30, 2018

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, Trustees fees and expenses allocable to the Funds.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

e.  Payment by Affiliates. For the year ended September 30, 2018, Loomis Sayles reimbursed High Income Opportunities Fund $3,874 in connection with a trading error.

7.  Line of Credit. Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, none of the Funds had borrowings under this agreement.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling

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Notes to Financial Statements – continued

September 30, 2018

ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Opportunities Fund	5	97.01%
Securitized Asset Fund	3	96.87%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,002,293	$21,483,869	2,798,284	$30,037,359
Issued in connection with the reinvestment of distributions	418,948	4,484,671	423,355	4,531,661
Redeemed	(2,387,044)	(25,590,660)	(2,942,318)	(31,538,167)

Increase (decrease) from capital share transactions	34,197	$377,880	279,321	$3,030,853

	Securitized Asset Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	29,974,095	$295,773,405	36,251,463	$370,701,025
Issued in connection with the reinvestment of distributions	1,365,477	13,460,028	1,064,715	10,877,118
Redeemed	(23,814,351)	(235,073,799)	(21,878,143)	(223,446,971)

Increase (decrease) from capital share transactions	7,525,221	$74,159,634	15,438,035	$158,131,172

|  48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	0.68%

Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund

High Income Opportunities Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2018

Portfolio Review	1
Portfolio of Investments	12
Financial Statements	30
Notes to Financial Statements	37

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Brian P. Kennedy	Admin Class	LBFAX
Elaine M. Stokes	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong Gross Domestic Product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength eroded returns for emerging market debt investors.

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Portfolio Results

For the 12 months ended September 30, 2018, Institutional Class shares of the Loomis Sayles Bond Fund returned 0.97% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -1.37%.

Explanation of Fund Performance

The Fund’s out-of-benchmark exposure to high yield corporate bonds contributed positively to relative performance. In particular, holdings of consumer non-cyclical, electric and energy names bolstered return compared to the benchmark. A below-benchmark stance with respect to overall portfolio duration (and corresponding sensitivity to changes in interest rates) positively impacted the Fund’s relative return in an environment of rising interest rates. The Fund’s exposure to convertible securities generated positive excess return as the sector outperformed relative to the benchmark. Within convertibles, holdings across the consumer non-cyclical, energy and insurance segments led positive contributions.

An allocation to non-US-dollar-denominated issues had the largest negative impact on the Fund’s relative performance. In particular, holdings denominated in the New Zealand dollar weighed on return. A small out-of-benchmark allocation to equities also detracted from relative performance.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES BOND FUND

Anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty have been shaping the risk profile of the global market. We remain highly selective about our non-US exposure and have generally maintained current allocations to selected developed market and emerging market sovereign and credit positions. We believe the US dollar is likely to be range bound or slightly stronger, which could keep the pressure on emerging market assets.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 20182

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Average Annual Total Returns — September 30, 20182

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/16/91)	0.97%	3.32%	7.51%	—%	0.66%	0.66%

Retail Class (Inception 12/31/96)	0.64	3.06	7.21	—	0.91	0.91

Admin Class (Inception 1/2/98)	0.38	2.80	6.94	—	1.16	1.16
Class N (Inception 2/1/13)	0.97	3.40	—	3.26	0.59	0.59

Comparative Performance
Bloomberg Barclays U.S. Government/ Credit Bond Index[1]	-1.37	2.23	3.95	1.71
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

5  |

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,007.20	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

Retail Class
Actual	$1,000.00	$1,005.20	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

Admin Class
Actual	$1,000.00	$1,004.70	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

Class N
Actual	$1,000.00	$1,007.50	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.99

*  Expenses are equal to the Fund’s annualized expense ratio: 0.66%, 0.91%, 1.16% and 0.59% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING

ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s advisory fee to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the allocation of the Fund’s brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s

7  |

performance and expense differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent Board and Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that measured the performance of the Fund on a risk adjusted basis.

The Board noted that through December 31, 2017, the Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent

|  8

third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Bond Fund	35%	91%	45%

The Board noted that the Fund’s performance lagged that of the Fund’s category group median as determined by the independent third-party for certain periods. The Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) the Fund’s strong long-term performance as well as improving performance over the shorter-term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory and administrative services as well as the total expense level of the Fund. This information included comparisons (provided both by management and by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and that the current expenses are below the cap. The Trustees also noted that the Fund’s total advisory fee rate was below the median of a peer group of funds.

9  |

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fee and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

|  10

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2019.

11  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 62.7% of Net Assets

Non-Convertible Bonds – 57.4%

	ABS Other – 0.5%
$27,887,888	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)(c)	$27,567,177
19,978,255	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(c)(d)(e)	15,273,376
8,019,483	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(c)(d)(e)	3,187,745
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(c)(d)(e)(f)	—
12,150,536	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(c)	11,523,408

		57,551,706

	Aerospace & Defense – 1.1%
26,680,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	26,747,767
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,199,828
11,844,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	12,005,197
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,136,100
10,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	11,039,335
10,821,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	12,552,360
328,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	380,480
6,995,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 4.049%, 2/15/2067, 144A(g)	6,103,138
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	32,958,707
25,941,000	TransDigm, Inc., 6.500%, 7/15/2024	26,576,554

		133,699,466

	Airlines – 0.7%
4,984,540	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	4,811,974
1,905,000	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	1,837,750
2,917,493	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	2,988,855
2,918,838	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	2,976,690
1,207	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	1,262
354,253	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	372,862
5,759,549	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	5,819,679
267,360	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	268,705
56,320,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	57,164,800

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$2,084,049	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	$2,114,205
1,469,436	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	1,462,529

		79,819,311

	Automotive – 0.6%
3,641,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	3,436,194
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,680,492
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,646,939
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,792,766
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	38,546,203
12,479,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	11,465,081
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,449,040
3,510,000	IHO Verwaltungs GmbH, PIK, 4.500%, 9/15/2023, 144A(h)	3,396,311
9,660,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	8,549,100

		78,962,126

	Banking – 5.7%
4,423,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	4,151,383
59,285,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	57,864,049
54,910,000	Bank of Nova Scotia (The), 2.130%, 6/15/2020, (CAD)	42,096,179
16,525,000	Bank of Nova Scotia (The), 2.462%, 3/14/2019, (CAD)	12,813,927
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(i)	23,365,500
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,547,564
52,380,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	35,603,361
4,045,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	4,022,005
5,875,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	5,220,231
27,405,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	21,429,643
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,190,165
26,445,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	23,863,588
69,375,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	46,060,725
42,630,000	Morgan Stanley, 2.500%, 1/24/2019	42,605,728
6,600,000	Morgan Stanley, 3.950%, 4/23/2027	6,334,763
47,205,000	Morgan Stanley, 4.350%, 9/08/2026	46,840,836
53,595,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	38,856,668
75,000,000	Morgan Stanley, GMTN, 5.000%, 9/30/2021, (AUD)	57,205,910
139,740,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	140,605,072
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	16,862,059
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	53,285,977

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
2,250,000	National Australia Bank Ltd., 5.000%, 3/11/2024, (AUD)	$1,775,517

		692,600,850

	Brokerage – 1.2%
3,986,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	4,005,930
2,010,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	1,949,700
29,995,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	30,669,888
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	53,012,083
29,470,000	Jefferies Group LLC, 6.250%, 1/15/2036	29,808,266
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	24,295,020

		143,740,887

	Building Materials – 0.2%
7,794,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	7,443,270
4,057,000	Masco Corp., 6.500%, 8/15/2032	4,446,529
841,000	Masco Corp., 7.125%, 3/15/2020	883,298
4,534,000	Masco Corp., 7.750%, 8/01/2029	5,378,095
6,344,000	Owens Corning, 7.000%, 12/01/2036	7,227,911

		25,379,103

	Cable Satellite – 0.8%
24,185,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	23,036,212
9,330,000	DISH DBS Corp., 5.000%, 3/15/2023	8,466,975
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	29,926,291
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	5,282,500
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	540,142
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	12,634,740
14,690,000	Ziggo BV, 5.500%, 1/15/2027, 144A	13,782,893

		93,669,753

	Chemicals – 1.6%
3,744,000	Chemours Co. (The), 6.625%, 5/15/2023	3,910,945
18,254,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	18,436,540
33,969,000	Hexion, Inc., 7.875%, 2/15/2023(b)(c)	27,175,200
11,305,000	Hexion, Inc., 9.200%, 3/15/2021(b)(c)	9,157,050
3,390,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,816,514
119,535,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	119,385,581
6,795,000	Methanex Corp., 5.250%, 3/01/2022	6,956,044
2,305,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	2,299,238

		190,137,112

	Construction Machinery – 0.3%
27,030,000	Toro Co. (The), 6.625%, 5/01/2037(b)(c)	30,745,751
3,280,000	United Rentals North America, Inc., 4.875%, 1/15/2028	3,075,000

		33,820,751

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Cyclical Services – 0.1%
$8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	$9,376,099

	Consumer Products – 0.1%
15,473,000	Avon Products, Inc., 8.950%, 3/15/2043	13,848,335

	Diversified Manufacturing – 0.1%
11,695,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.639%, 5/13/2024(g)	11,182,642

	Electric – 1.1%
3,075,000	AES Corp. (The), 4.875%, 5/15/2023	3,101,906
46,218,466	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	49,388,542
38,973,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	39,170,983
8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	10,468,939
12,250,000	Vistra Energy Corp., 5.875%, 6/01/2023	12,602,188
21,242,000	Vistra Energy Corp., 7.625%, 11/01/2024	22,861,702

		137,594,260

	Finance Companies – 3.7%
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 4.089%, 1/15/2067, 144A(b)(c)(g)	1,581,000
15,330,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	15,390,339
2,340,000	iStar, Inc., 4.625%, 9/15/2020	2,334,150
13,164,000	iStar, Inc., 5.000%, 7/01/2019	13,186,050
1,890,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,915,987
2,830,000	Navient Corp., 5.875%, 10/25/2024	2,773,400
150,996(††)	Navient Corp., 6.000%, 12/15/2043	3,357,522
35,296,000	Navient Corp., 6.750%, 6/15/2026	34,854,800
75,327,000	Navient Corp., MTN, 6.125%, 3/25/2024	75,327,000
27,420,000	Navient LLC, 5.500%, 1/25/2023	27,351,450
2,950,000	Navient LLC, MTN, 7.250%, 1/25/2022	3,112,250
51,024,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	42,732,600
64,652,000	Springleaf Finance Corp., 5.250%, 12/15/2019	65,540,965
31,410,000	Springleaf Finance Corp., 6.875%, 3/15/2025	31,331,475
8,145,000	Springleaf Finance Corp., 7.125%, 3/15/2026	8,104,275
36,085,000	Springleaf Finance Corp., 7.750%, 10/01/2021	38,925,972
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023	85,824,112

		453,643,347

	Food & Beverage – 0.0%
1,500,000	Fonterra Co-operative Group Ltd., MTN, 4.500%, 6/30/2021, (AUD)	1,130,560

	Gaming – 0.1%
17,635,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	17,853,674

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Government Owned – No Guarantee – 0.7%
$28,720,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	$31,192,505
31,880,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	30,279,624
24,335,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	19,711,350

		81,183,479

	Healthcare – 2.2%
5,175,000	HCA, Inc., 5.375%, 9/01/2026	5,226,750
27,204,000	HCA, Inc., 7.050%, 12/01/2027	29,176,290
27,545,000	HCA, Inc., 7.500%, 11/06/2033	29,855,475
45,324,000	HCA, Inc., 8.360%, 4/15/2024	51,556,050
6,944,000	HCA, Inc., MTN, 7.580%, 9/15/2025	7,725,200
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	13,566,140
1,430,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,423,808
40,210,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	39,606,850
51,345,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	51,152,456
37,339,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	33,425,873
1,300,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	1,356,875
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,043,262
690,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	693,450

		265,808,479

	Home Construction – 0.6%
363,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	357,555
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	14,945,187
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035	49,580,212
13,360,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	13,426,800

		78,309,754

	Independent Energy – 3.8%
1,190,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	1,145,513
2,770,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	2,537,123
24,372,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	27,418,500
7,440,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	7,328,400
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	6,214,185
21,830,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A(b)(c)	13,370,875
11,379,000	California Resources Corp., 5.500%, 9/15/2021	10,481,197
1,709,000	California Resources Corp., 6.000%, 11/15/2024	1,452,650
62,530,000	California Resources Corp., 8.000%, 12/15/2022, 144A	59,716,150
1,835,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,782,244
15,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	15,675
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	2,032,150
24,610,000	Chesapeake Energy Corp., 8.000%, 1/15/2025	25,379,062
36,790,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	37,525,800
19,891,000	Continental Resources, Inc., 3.800%, 6/01/2024	19,506,346

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$8,832,000	Continental Resources, Inc., 4.500%, 4/15/2023	$8,987,461
608,000	Continental Resources, Inc., 5.000%, 9/15/2022	616,816
2,000,000	Eclipse Resources Corp., 8.875%, 7/15/2023	2,035,000
1,775,000	EQT Corp., 8.125%, 6/01/2019	1,832,657
2,037,000	Halcon Resources Corp., 6.750%, 2/15/2025	1,955,520
20,735,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A	22,756,663
145,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	131,950
16,830,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	15,357,375
2,660,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	2,706,550
280,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	284,956
4,270,000	QEP Resources, Inc., 5.250%, 5/01/2023	4,157,913
16,535,000	Rex Energy Corp., 8.000%, 10/01/2020(j)	4,464,450
27,050,000	Sanchez Energy Corp., 6.125%, 1/15/2023	15,418,500
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021	8,694,000
4,915,000	SM Energy Co., 5.000%, 1/15/2024	4,785,981
9,235,000	SM Energy Co., 5.625%, 6/01/2025	9,200,369
17,818,000	SM Energy Co., 6.125%, 11/15/2022	18,352,540
7,107,000	SM Energy Co., 6.625%, 1/15/2027	7,346,861
9,895,000	SM Energy Co., 6.750%, 9/15/2026	10,278,431
25,660,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	25,082,650
38,670,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	39,636,750
7,005,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	7,251,226
29,360,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	30,534,400

		457,774,889

	Life Insurance – 2.2%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,473,200
67,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(i)	71,666,150
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(i)	1,606,569
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,588,199
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	15,618,625
2,030,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	2,730,350
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	72,218,843
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	61,423,460
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	15,723,516

		264,048,912

	Local Authorities – 0.9%
38,490,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	28,022,399
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	75,076,266
1,507,000	Ontario Hydro, 6.042%, 11/27/2020, (CAD)(k)	1,103,663

		104,202,328

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – 0.5%
$7,627,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	$7,646,068
164,410,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	6,222,348
1,160,000	iHeartCommunications, Inc., 9.000%, 3/01/2021(j)	864,200
66,650,000	iHeartCommunications, Inc., 9.000%, 9/15/2022(j)	50,237,437

		64,970,053

	Metals & Mining – 1.1%
8,456,540	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(c)(e)(j)(l)	4,228
35,180,000	ArcelorMittal, 6.750%, 3/01/2041	40,144,844
3,635,000	ArcelorMittal, 7.000%, 10/15/2039	4,225,151
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	4,079,728
23,735,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	26,350,548
5,000,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,543,750
100,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	98,875
16,650,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	16,296,188
1,445,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,370,944
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	9,379,137
15,555,000	United States Steel Corp., 6.650%, 6/01/2037	13,902,281
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	10,952,338

		131,348,012

	Midstream – 1.0%
755,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	774,819
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	9,479,875
7,325,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	7,424,502
1,455,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,506,909
7,500,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	7,723,267
310,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	241,803
31,400,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	33,079,269
17,922,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	16,801,875
1,158,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	1,179,655
11,555,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	11,555,000
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	251,125
15,845,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(i)	15,736,303
18,753,000	Williams Cos., Inc., 3.350%, 8/15/2022	18,415,133

		124,169,535

	Mortgage Related – 0.0%
32,356	FHLMC, 5.000%, 12/01/2031	34,120

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
$737,621	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(m)	$747,348
4,465,692	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	3,452,134

		4,199,482

	Oil Field Services – 1.5%
15,500,000	Ensco PLC, 7.750%, 2/01/2026	15,383,750
8,997,000	Global Marine, Inc., 7.000%, 6/01/2028	9,041,985
15,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	14,306,250
13,165,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	13,658,688
10,000	Precision Drilling Corp., 5.250%, 11/15/2024	9,590
7,989	Precision Drilling Corp., 6.500%, 12/15/2021	8,109
2,710,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	2,794,688
31,331,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	31,879,292
51,710,000	Transocean, Inc., 5.800%, 10/15/2022	51,516,087
43,287,000	Transocean, Inc., 6.800%, 3/15/2038	37,443,255

		176,041,694

	Paper – 1.1%
38,882,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	51,111,652
9,625,000	International Paper Co., 8.700%, 6/15/2038	13,315,086
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	10,605,792
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030	32,644,392
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,839,105
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,751,025

		130,267,052

	Property & Casualty Insurance – 0.5%
2,000,000	Liberty Mutual Group, Inc., 3-month LIBOR + 2.905%, 5.239%, 3/07/2067, 144A(g)	1,950,000
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033, 144A(f)(g)	8,583,294
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033(f)(g)	49,100
35,775,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	37,474,312
7,635,000	Radian Group, Inc., 4.500%, 10/01/2024	7,501,388

		55,558,094

	Retailers – 0.7%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,908,244
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,928,712
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,468,839
4,228,000	Foot Locker, Inc., 8.500%, 1/15/2022	4,767,070
7,675,000	GameStop Corp., 5.500%, 10/01/2019, 144A	7,655,812

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$36,970,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$14,788,000
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,335,700
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	15,184,084
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,905,106
18,238,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A	18,679,360

		87,620,927

	Supermarkets – 1.7%
14,985,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	13,486,500
6,795,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	6,531,694
111,632,000	New Albertsons LP, 7.450%, 8/01/2029	92,096,400
33,814,000	New Albertsons LP, 7.750%, 6/15/2026	29,493,923
35,988,000	New Albertsons LP, 8.000%, 5/01/2031	30,589,800
13,559,000	New Albertsons LP, 8.700%, 5/01/2030	11,965,818
24,159,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	18,300,442
2,705,000	Safeway, Inc., 7.250%, 2/01/2031	2,576,513

		205,041,090

	Supranational – 0.4%
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	14,278,190
40,000,000	Inter-American Development Bank, MTN, 6.500%, 8/20/2019, (AUD)	30,001,453

		44,279,643

	Technology – 0.8%
238,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	251,090
9,335,000	Amkor Technology, Inc., 6.375%, 10/01/2022	9,500,229
73,905,000	KLA-Tencor Corp., 4.650%, 11/01/2024	75,730,703
12,970,000	KLA-Tencor Corp., 5.650%, 11/01/2034	13,748,519
2,530,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,865,023

		102,095,564

	Transportation Services – 0.2%
20,994,000	APL Ltd., 8.000%, 1/15/2024(b)(c)	18,894,600

	Treasuries – 13.7%
545,500,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	410,828,038
980,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(n)	1,127,688
2,040,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(n)	2,038,418
1,290,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(n)	1,273,209

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
310,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(n)	$303,338
3,710,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(n)	3,596,385
4,825,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(n)	4,670,814
465,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(n)	448,492
6,200,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(n)	5,989,192
2,331,740,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	19,147,381
5,523,835,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	43,475,579
8,600,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	40,532,222
8,554,600(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	44,317,162
4,579,595(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	23,944,131
10,160,320(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	52,828,886
39,547,655(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	213,384,895
3,288,446(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	18,230,896
34,470,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	204,145,508
113,749(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	673,668
137,580,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	92,560,361
128,565,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	94,381,831
83,000,000	New Zealand Government Bond, Series 420, 3.000%, 4/15/2020, (NZD)	56,062,193
764,599,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	100,004,993
1,096,778,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	137,915,007
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	60,925,883
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	25,279,016

		1,658,085,186

	Wireless – 1.0%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	13,787,844
143,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,714,578
53,182,000	Sprint Capital Corp., 6.875%, 11/15/2028	53,447,910
8,400,000	Sprint Capital Corp., 8.750%, 3/15/2032	9,450,000
27,683,000	Sprint Communications, Inc., 6.000%, 11/15/2022	28,236,660
10,853,000	Sprint Corp., 7.125%, 6/15/2024	11,259,987
2,268,000	Sprint Corp., 7.250%, 9/15/2021	2,398,410

		125,295,389

	Wirelines – 4.9%
137,303,000	AT&T, Inc., 4.300%, 2/15/2030, 144A	132,043,907
5,790,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,427,086
3,695,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, (CAD)	3,751,613
10,946,000	Bell Canada, Inc., Series M-17, 6.100%, 3/16/2035, (CAD)	10,255,419

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,875,000	CenturyLink, Inc., 5.625%, 4/01/2025	$1,833,375
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	10,565,900
4,405,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	3,931,462
1,700,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	1,763,750
11,795,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	12,252,056
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,576,375
1,350,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	1,238,625
31,630,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	29,494,975
9,614,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	9,085,230
5,250,000	Embarq Corp., 7.995%, 6/01/2036	5,250,000
24,305,000	Frontier Communications Corp., 6.875%, 1/15/2025	14,773,308
60,000	Frontier Communications Corp., 7.000%, 11/01/2025	34,950
830,000	Frontier Communications Corp., 7.125%, 1/15/2023	587,225
4,035,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,360,475
410,000	Frontier Communications Corp., 9.000%, 8/15/2031	260,350
64,382,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	59,701,429
16,040,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,581,190
33,865,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	31,452,119
32,321,000	Qwest Corp., 6.875%, 9/15/2033	32,141,635
10,785,000	Qwest Corp., 7.250%, 9/15/2025	11,635,315
49,543,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	47,189,707
23,485,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	23,015,300
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	6,114,832
4,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	6,896,703
18,145,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	27,311,959
71,128,000	Verizon Communications, Inc., 4.329%, 9/21/2028, 144A	71,487,196
5,495,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A	4,244,887
12,552,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	10,669,200

		596,927,553

	Total Non-Convertible Bonds (Identified Cost $7,408,640,121)	6,950,165,817

Convertible Bonds – 3.7%

	Building Materials – 0.1%
12,041,000	KB Home, 1.375%, 2/01/2019	12,219,556

	Cable Satellite – 1.8%
48,505,000	DISH Network Corp., 2.375%, 3/15/2024	42,991,631
177,520,000	DISH Network Corp., 3.375%, 8/15/2026	169,312,540

		212,304,171

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Chemicals – 0.1%
$5,698,000	RPM International, Inc., 2.250%, 12/15/2020	$7,015,377

	Healthcare – 0.1%
6,420,000	Evolent Health, Inc., 2.000%, 12/01/2021	8,624,095

	Independent Energy – 0.5%
57,440,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	56,736,188
4,415,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	4,234,210

		60,970,398

	Leisure – 0.3%
35,626,000	Rovi Corp., 0.500%, 3/01/2020	33,599,237

	Midstream – 0.1%
14,628,000	SM Energy Co., 1.500%, 7/01/2021	16,011,692

	Pharmaceuticals – 0.0%
2,107,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	2,245,540
2,929,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	3,513,637

		5,759,177

	REITs – Mortgage – 0.1%
18,765,000	iStar, Inc., 3.125%, 9/15/2022, 144A	18,242,132

	Technology – 0.6%
13,345,000	Booking Holdings, Inc., 0.900%, 9/15/2021	15,833,149
6,573,043	Liberty Interactive LLC, 3.500%, 1/15/2031	8,540,763
27,117,000	Nuance Communications, Inc., 1.000%, 12/15/2035	25,593,838
16,613,000	Nuance Communications, Inc., 1.250%, 4/01/2025	17,157,574
1,566,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,586,704
7,340,000	Western Digital Corp., 1.500%, 2/01/2024, 144A	6,792,223

		75,504,251

	Total Convertible Bonds (Identified Cost $445,833,972)	450,250,086

Municipals – 1.6%

	District of Columbia – 0.1%
5,610,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	7,587,301

	Illinois – 0.2%
25,725,000	State of Illinois, 5.100%, 6/01/2033	24,689,569

	Michigan – 0.1%
13,390,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	13,564,472

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Virginia – 0.8%
$96,825,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	$95,982,622

	Puerto Rico – 0.4%
85,210,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(j)	49,315,287

	Total Municipals (Identified Cost $207,493,242)	191,139,251

	Total Bonds and Notes (Identified Cost $8,061,967,335)	7,591,555,154

Senior Loans – 0.7%

	Chemicals – 0.4%
48,235,000	Houghton International, Inc., New 2nd Lien Term Loan, 1-month LIBOR + 8.500%, 10.742%, 12/20/2020(g)	48,174,706

	Financial Other – 0.2%
16,390,416	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 7.563%, 3/04/2022(g)	16,410,904

	Natural Gas – 0.0%
2,044,385	Southcross Holdings Borrower LP, Exit Term Loan B, 5.500% PIK, 3.500% Cash, 4/13/2023(o)	1,901,278

	Oil Field Services – 0.0%
3,723,888	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 4.886%, 3/19/2021(g)	3,595,898

	Retailers – 0.0%
4,357,913	Toys “R” Us Property Co. I LLC, New Term Loan B, 1-month LIBOR + 5.000%, 7.242%, 8/21/2019(g)(j)	3,740,528

	Technology – 0.1%
7,048,927	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.087%, 4/01/2022(g)	5,371,282

	Transportation Services – 0.0%
3,794,454	OSG Bulk Ships, Inc., OBS Term Loan, 3-month LIBOR + 4.250%, 6.770%, 8/05/2019(g)	3,754,157

	Total Senior Loans (Identified Cost $93,107,152)	82,948,753

Shares

Common Stocks – 3.4%

	Aerospace & Defense – 0.3%
1,856,174	Arconic, Inc.	40,854,390

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Automobiles – 1.7%
21,480,222	Ford Motor Co.	$198,692,053

	Diversified Telecommunication Services – 0.0%
192,760	Cincinnati Bell, Inc.(f)	3,074,522

	Media – 0.1%
559,124	Dex Media, Inc.(d)(f)	5,870,802

	Oil, Gas & Consumable Fuels – 0.1%
1,033,462	Chesapeake Energy Corp.(f)	4,640,244
2,354	Frontera Energy Corp.(f)	33,278
209,391	Paragon Offshore Ltd., Litigation Units, Class A(d)(f)	169,188
299,302	Paragon Offshore Ltd., Litigation Units, Class B(d)(f)	11,597,953
2,021	Southcross Holdings Group LLC(d)(f)	—
2,021	Southcross Holdings LP, Class A(d)(f)	454,725

		16,895,388

	Pharmaceuticals – 1.2%
2,414,069	Bristol-Myers Squibb Co.	149,865,404

	Total Common Stocks (Identified Cost $383,130,246)	415,252,559

Preferred Stocks – 1.7%

Convertible Preferred Stocks – 1.6%

	Banking – 0.3%
25,823	Bank of America Corp., Series L, 7.250%	33,421,418

	Communications – 0.0%
14,923	Cincinnati Bell, Inc., Series B, 6.750%	731,376

	Energy – 0.2%
430,667	El Paso Energy Capital Trust I, 4.750%	20,237,042

	Independent Energy – 0.4%
257,387	Chesapeake Energy Corp., 4.500%	13,873,159
476,844	Chesapeake Energy Corp., 5.000%	29,387,896
16,454	Chesapeake Energy Corp., Series A, 5.750%, 144A	9,853,091

		53,114,146

	Midstream – 0.4%
32,126	Chesapeake Energy Corp., 5.750%	19,237,900
3,044	Chesapeake Energy Corp., 5.750%	1,914,950
39,322	Chesapeake Energy Corp., 5.750%, 144A	24,737,081

		45,889,931

	REITs – Health Care – 0.1%
172,150	Welltower, Inc., Series I, 6.500%	10,418,518

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Mortgage – 0.2%
483,146	iStar, Inc., Series J, 4.500%	$22,934,941

	Total Convertible Preferred Stocks (Identified Cost $208,131,409)	186,747,372

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.0%
2,925	Connecticut Light & Power Co. (The), 1.900%	131,859
100	Entergy Arkansas, Inc., 4.320%	10,315
5,000	Entergy Mississippi, Inc., 4.360%	516,260
50,100	Southern California Edison Co., 4.780%	1,216,428

		1,874,862

	Finance Companies – 0.0%
16,004	iStar, Inc., Series G, 7.650%	389,057

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(f)	290,769

	REITs – Office Property – 0.0%
2,318	Highwoods Realty LP, Series A, 8.625%	2,781,600

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	10,816,448

	Total Non-Convertible Preferred Stocks (Identified Cost $12,167,460)	16,152,736

	Total Preferred Stocks (Identified Cost $220,298,869)	202,900,108

Closed-End Investment Companies – 0.0%
170,002	NexPoint Strategic Opportunities Fund (Identified Cost $9,807,937)	3,808,045

Principal Amount (‡)

Short-Term Investments – 24.7%
$163,937,060	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $163,954,820 on 10/01/2018 collateralized by $167,955,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $166,811,562; $420,000 U.S. Treasury Note, 2.000% due 10/31/2022 valued at $408,186 (Note 2 of Notes to Financial Statements)	163,937,060
150,000,000	U.S. Treasury Bills, 1.980% – 1.985%, 11/01/2018(p)(q)	149,733,594
300,000,000	U.S. Treasury Bills, 1.995%, 11/08/2018(p)	299,344,500
625,000,000	U.S. Treasury Bills, 2.030% – 2.047%, 11/15/2018(p)(q)	623,374,025

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$600,000,000	U.S. Treasury Bills, 2.060%, 11/29/2018(p)	$597,912,876
178,545,000	U.S. Treasury Bills, 2.075%, 10/18/2018(p)	178,370,683
400,000,000	U.S. Treasury Bills, 2.081% – 2.086%, 12/06/2018(p)(q)	398,439,832
210,000,000	U.S. Treasury Bills, 2.118%, 12/20/2018(p)	209,006,582
21,455,000	U.S. Treasury Bills, 2.140%, 12/27/2018(p)	21,343,394
351,000,000	U.S. Treasury Bills, 2.160% – 2.200%, 4/25/2019(p)(q)	346,295,087

	Total Short-Term Investments (Identified Cost $2,988,256,740)	2,987,757,633

	Total Investments – 93.2% (Identified Cost $11,756,568,279)	11,284,222,252
	Other assets less liabilities—6.8%	827,025,028

	Net Assets – 100.0%	$12,111,247,280

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $217,162,037 or 1.8% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Dex Media, Inc.	August 12, 2016	$2,639,400	$5,870,802	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	December 18, 2014	19,101,306	15,273,376	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	December 18, 2014	7,582,168	3,187,745	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	December 18, 2014	25,395,339	—	—
Paragon Offshore Ltd., Litigation Units, Class A	July 18, 2017	1,451,033	169,188	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	July 18, 2017	28,157,326	11,597,953	0.1%
Southcross Holdings Group LLC	April 29, 2016	—	—	—
Southcross Holdings LP, Class A	April 29, 2016	2,950,992	454,725	Less than 0.1%

(e)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $18,465,349 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Non-income producing security.
(g)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018, interest payments were made in cash.
(i)	Perpetual bond with no specified maturity date.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

(l)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(m)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(n)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(o)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018 interest payments were made in cash and principal.
(p)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(q)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $1,835,038,291 or 15.2% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2018

Treasuries	13.7%
Banking	6.0
Wirelines	4.9
Independent Energy	4.7
Finance Companies	3.7
Cable Satellite	2.6
Healthcare	2.3
Life Insurance	2.2
Chemicals	2.1
Other Investments, less than 2% each	26.3
Short-Term Investments	24.7

Total Investments	93.2
Other assets less liabilities	6.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Bond Fund – continued

Currency Exposure Summary at September 30, 2018

United States Dollar	74.0%
Mexican Peso	5.3
Canadian Dollar	5.1
New Zealand Dollar	2.8
Australian Dollar	2.1
Other, less than 2% each	3.9

Total Investments	93.2
Other assets less liabilities	6.8

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Statement of Assets and Liabilities

September 30, 2018

ASSETS
Investments at cost	$11,756,568,279
Net unrealized depreciation	(472,346,027)

Investments at value	11,284,222,252
Foreign currency at value (identified cost $1,917,272)	1,914,125
Receivable for Fund shares sold	10,839,433
Receivable for securities sold	707,105,504
Dividends and interest receivable	140,815,769
Tax reclaims receivable	88,897
Prepaid expenses (Note 7)	12,829

TOTAL ASSETS	12,144,998,809

LIABILITIES
Payable for securities purchased	2,500,405
Payable for Fund shares redeemed	11,998,051
Payable to custodian bank (Note 8)	11,224,331
Management fees payable (Note 5)	5,220,932
Deferred Trustees’ fees (Note 5)	1,735,966
Administrative fees payable (Note 5)	434,671
Payable to distributor (Note 5d)	107,674
Other accounts payable and accrued expenses	529,499

TOTAL LIABILITIES	33,751,529

NET ASSETS	$12,111,247,280

NET ASSETS CONSIST OF:
Paid-in capital	$12,696,778,432
Accumulated loss	(585,531,152)

NET ASSETS	$12,111,247,280

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$9,025,849,563

Shares of beneficial interest	665,377,577

Net asset value, offering and redemption price per share	$13.57

Retail Class:
Net assets	$2,520,105,271

Shares of beneficial interest	186,762,716

Net asset value, offering and redemption price per share	$13.49

Admin Class shares:
Net assets	$121,682,980

Shares of beneficial interest	9,053,705

Net asset value, offering and redemption price per share	$13.44

Class N shares:
Net assets	$443,609,466

Shares of beneficial interest	32,742,264

Net asset value, offering and redemption price per share	$13.55

See accompanying notes to financial statements.

|  30

Statement of Operations

For the Year Ended September 30, 2018

INVESTMENT INCOME
Interest	$505,973,726
Dividends	35,769,759
Less net foreign taxes withheld	(90)

541,743,395

Expenses
Management fees (Note 5)	66,732,444
Service and distribution fees (Note 5)	8,225,152
Administrative fees (Note 5)	5,611,016
Trustees’ fees and expenses (Note 5)	484,838
Transfer agent fees and expenses (Notes 5 and 6)	9,077,178
Audit and tax services fees	64,749
Custodian fees and expenses	607,715
Legal fees	257,769
Registration fees	232,025
Shareholder reporting expenses	844,213
Miscellaneous expenses (Note 7)	327,039

Total expenses	92,464,138

Net investment income	449,279,257

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(67,235,326)
Foreign currency transactions (Note 2c)	(6,497,292)
Net change in unrealized appreciation (depreciation) on:
Investments	(276,721,731)
Foreign currency translations (Note 2c)	(8,967)

Net realized and unrealized loss on investments and foreign currency transactions	(350,463,316)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,815,941

See accompanying notes to financial statements.

31  |

Statement of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$449,279,257	$518,287,030
Net realized gain (loss) on investments and foreign currency transactions	(73,732,618)	400,770,167
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(276,730,698)	(134,831,498)

Net increase in net assets resulting from operations	98,815,941	784,225,699

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(560,660,670)	(397,298,859	)(a)
Retail Class	(181,286,570)	(150,251,805	)(a)
Admin Class	(7,655,310)	(6,395,298	)(a)
Class N	(22,074,884)	(7,364,241	)(a)

Total distributions	(771,677,434)	(561,310,203)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(892,380,889)	(1,387,086,339)

Net decrease in net assets	(1,565,242,382)	(1,164,170,843)
NET ASSETS
Beginning of the year	13,676,489,662	14,840,660,505

End of the year	$12,111,247,280	$13,676,489,662

(a)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

|  32

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.28	$14.04	$13.65	$15.49	$15.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.53	0.56	0.61	0.60
Net realized and unrealized gain (loss)	(0.37)	0.28	0.62	(1.55)	0.54

Total from Investment Operations	0.12	0.81	1.18	(0.94)	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.43)	(0.29)	(0.50)	(0.67)
Net realized capital gains	(0.29)	(0.14)	(0.50)	(0.40)	(0.07)

Total Distributions	(0.83)	(0.57)	(0.79)	(0.90)	(0.74)

Net asset value, end of the period	$13.57	$14.28	$14.04	$13.65	$15.49

Total return	0.97%	5.99%	9.17%	(6.37)%	7.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,025,850	$9,785,854	$10,045,427	$12,966,991	$15,488,726
Net expenses	0.66%	0.66%	0.66%	0.64%	0.63%
Gross expenses	0.66%	0.66%	0.66%	0.64%	0.63%
Net investment income	3.59%	3.80%	4.21%	4.17%	3.85%
Portfolio turnover rate	7%	9%	13%	22%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

33  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.21	$13.97	$13.59	$15.43	$15.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.50	0.53	0.57	0.55
Net realized and unrealized gain (loss)	(0.38)	0.28	0.61	(1.55)	0.56

Total from Investment Operations	0.08	0.78	1.14	(0.98)	1.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.40)	(0.26)	(0.46)	(0.63)
Net realized capital gains	(0.29)	(0.14)	(0.50)	(0.40)	(0.07)

Total Distributions	(0.80)	(0.54)	(0.76)	(0.86)	(0.70)

Net asset value, end of the period	$13.49	$14.21	$13.97	$13.59	$15.43

Total return	0.64%	5.75%	8.86%	(6.58)%	7.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,520,105	$3,496,126	$4,495,997	$6,268,878	$8,627,288
Net expenses	0.91%	0.91%	0.91%	0.89%	0.91%
Gross expenses	0.91%	0.91%	0.91%	0.89%	0.91%
Net investment income	3.33%	3.56%	3.97%	3.91%	3.58%
Portfolio turnover rate	7%	9%	13%	22%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  34

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.16	$13.92	$13.54	$15.38	$14.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.46	0.49	0.53	0.51
Net realized and unrealized gain (loss)	(0.38)	0.28	0.62	(1.55)	0.55

Total from Investment Operations	0.04	0.74	1.11	(1.02)	1.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.36)	(0.23)	(0.42)	(0.59)
Net realized capital gains	(0.29)	(0.14)	(0.50)	(0.40)	(0.07)

Total Distributions	(0.76)	(0.50)	(0.73)	(0.82)	(0.66)

Net asset value, end of the period	$13.44	$14.16	$13.92	$13.54	$15.38

Total return	0.38%	5.51%	8.64%	(6.89)%	7.15%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$121,683	$170,436	$185,902	$239,088	$292,668
Net expenses	1.16%	1.16%	1.16%	1.14%	1.17%
Gross expenses	1.16%	1.16%	1.16%	1.14%	1.17%
Net investment income	3.08%	3.31%	3.72%	3.67%	3.32%
Portfolio turnover rate	7%	9%	13%	22%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

35  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.27	$14.02	$13.64	$15.48	$15.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50	0.54	0.57	0.63	0.59
Net realized and unrealized gain (loss)	(0.38)	0.29	0.61	(1.56)	0.57

Total from Investment Operations	0.12	0.83	1.18	(0.93)	1.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.44)	(0.30)	(0.51)	(0.68)
Net realized capital gains	(0.29)	(0.14)	(0.50)	(0.40)	(0.07)

Total Distributions	(0.84)	(0.58)	(0.80)	(0.91)	(0.75)

Net asset value, end of the period	$13.55	$14.27	$14.02	$13.64	$15.48

Total return	0.97%	6.14%	9.18%	(6.31)%	7.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$443,609	$224,074	$113,335	$85,042	$31,387
Net expenses	0.59%	0.59%	0.58%	0.57%	0.58	%(b)
Gross expenses	0.59%	0.59%	0.58%	0.57%	0.58	%(b)
Net investment income	3.68%	3.83%	4.28%	4.33%	3.80%
Portfolio turnover rate	7%	9%	13%	22%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2018

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and the Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

37  |

Notes to Financial Statements – continued

September 30, 2018

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from

|  38

Notes to Financial Statements – continued

September 30, 2018

prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2018, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$217,162,037	1.8%	$18,465,349	0.2%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

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Notes to Financial Statements – continued

September 30, 2018

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2018, the amount of income available to be distributed by the Fund has been reduced by $110,384,474 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  When-Issued and Delayed Delivery Transactions. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Fund as of September 30, 2018.

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Notes to Financial Statements – continued

September 30, 2018

e.  New Disclosure Requirements. In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statement of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statement of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(300,703,961)
Retail Class	(110,036,070)
Admin Class	(4,604,350)
Class N	(5,721,561)
Net realized capital gains
Institutional Class	(96,594,898)
Retail Class	(40,215,735)
Admin Class	(1,790,948)
Class N	(1,642,680)

Total distributions	$(561,310,203)

UNDISTRIBUTED NET INVESTMENT INCOME	$79,215,158

f.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s

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Notes to Financial Statements – continued

September 30, 2018

understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, defaulted and/or non-income producing securities, distribution re-designations, partnership basis adjustments, contingent payment debt instruments, premium amortization, convertible bonds, paydown gains and losses and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, partnership basis adjustments, corporate actions and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

2018 Distributions Paid From:			2017 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$499,042,461	$272,634,973	$771,677,434	$420,372,111	$140,938,092	$561,310,203

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Notes to Financial Statements – continued

September 30, 2018

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2e of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statement of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,689,605
Undistributed long-term capital gains	4,054,896

Total undistributed earnings	11,744,501

Unrealized depreciation	(559,464,363)

Total accumulated losses	$(547,719,862)

As of September 30, 2018, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

Unrealized appreciation (depreciation)
Investments	$2,547,053
Foreign currency translations	(562,011,416)

Total unrealized depreciation	$(559,464,363)

As of September 30, 2018, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$11,861,916,983

Gross tax appreciation	$556,221,119
Gross tax depreciation	(1,133,915,850)

Net tax depreciation	$(577,694,731)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

h.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a

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Notes to Financial Statements – continued

September 30, 2018

segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2018, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2018, the Fund did not loan securities under this agreement.

j.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements – continued

September 30, 2018

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$11,523,408	$46,028,298	(b)(c)	$57,551,706
Finance Companies	3,357,522	450,285,825	—		453,643,347
Metals & Mining	—	131,343,784	4,228	(d)	131,348,012
All Other Non-Convertible Bonds(a)	—	6,307,622,752	—		6,307,622,752

Total Non-Convertible Bonds	3,357,522	6,900,775,769	46,032,526		6,950,165,817

Convertible Bonds(a)	—	450,250,086	—		450,250,086
Municipals(a)	—	191,139,251	—		191,139,251

Total Bonds and Notes	3,357,522	7,542,165,106	46,032,526		7,591,555,154

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Notes to Financial Statements – continued

September 30, 2018

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$82,948,753	$—	$82,948,753
Common Stocks
Media	—	5,870,802	—	5,870,802
Oil, Gas & Consumable Fuels	4,673,522	12,221,866	—	16,895,388
All Other Common Stocks(a)	392,486,369	—	—	392,486,369

Total Common Stocks	397,159,891	18,092,668	—	415,252,559

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	13,873,159	39,240,987	—	53,114,146
Midstream	—	45,889,931	—	45,889,931
REITs—Mortgage	—	22,934,941	—	22,934,941
All Other Convertible Preferred Stocks(a)	64,808,354	—	—	64,808,354

Total Convertible Preferred Stocks	78,681,513	108,065,859	—	186,747,372

Non-Convertible Preferred Stocks
Electric	1,216,428	658,434	—	1,874,862
REITs—Office Property	—	2,781,600	—	2,781,600
REITs—Warehouse/Industrials	—	10,816,448	—	10,816,448
All Other Non-Convertible Preferred Stocks(a)	679,826	—	—	679,826

Total Non-Convertible Preferred Stocks	1,896,254	14,256,482	—	16,152,736

Total Preferred Stocks	80,577,767	122,322,341	—	202,900,108

Closed-End Investment Companies	3,808,045	—	—	3,808,045
Short-Term Investments	—	2,987,757,633	—	2,987,757,633

Total	$484,903,225	$10,753,286,501	$46,032,526	$11,284,222,252

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($27,567,177) or fair valued by the Fund’s adviser ($3,187,745) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($15,273,376).

(c) Includes a security fair valued at zero using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

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Notes to Financial Statements – continued

September 30, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$43,669,109	(a)	$—	$14,397	$1,590,817	$1,738,348
Airlines	1,197		—	—	—	—
Chemicals	23,428,890		—	—	—	—
Metals & Mining	3,383		164,519	—	(163,674)	—
Retailers	25,551,200		—	—	—	—
Senior Loans
Consumer Cyclical Services	9,747,713		—	(7,008)	1,083,079	1,048,983
Common Stocks
Media	3,242,919		—	—	—	—
Oil, Gas & Consumable Fuels	10,541,427	(a)	—	(27,086,862)	32,873,256	—

Total	$116,185,838		$164,519	$(27,079,473)	$35,383,478	$2,787,331

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3		Balance as of September 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(984,373)	$—	$—		$46,028,298	(a)	$1,587,740
Airlines	—	—	(1,197)		—		—
Chemicals	—	—	(23,428,890)		—		—
Metals & Mining	—	—	—		4,228		(163,674)
Retailers	—	—	(25,551,200)		—		—
Senior Loans
Consumer Cyclical Services	(11,872,767)	—	—		—		—
Common Stocks
Media	—	—	(3,242,919)		—		—
Oil, Gas & Consumable Fuels	(9,188,964)	—	(7,138,857	)(a)	—		—

Total	$(22,046,104)	$—	$(59,363,063)		$46,032,526		$1,424,066

(a) Includes a security fair valued at zero using Level 3 inputs.

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Notes to Financial Statements – continued

September 30, 2018

A debt security valued at $1,197 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $23,428,890 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $25,551,200 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Common stocks valued at $10,381,776 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $729,502,737 and $1,574,254,349, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $0 and $1,200,002,231, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

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Notes to Financial Statements – continued

September 30, 2018

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2019, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees for the Fund were $66,732,444 (effective rate of 0.52% of average daily net assets).

No expenses were recovered during the year ended September 30, 2018 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.   Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”) which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements – continued

September 30, 2018

Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2018, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$341,931	$7,541,290	$341,931

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion

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Notes to Financial Statements – continued

September 30, 2018

and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

For the year ended September 30, 2018, the administrative fees for the Fund were $5,611,016.

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $8,721,298.

As of September 30, 2018, the Fund owes Natixis Distribution $107,674 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the

51  |

Notes to Financial Statements – continued

September 30, 2018

annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2018, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.28% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements – continued

September 30, 2018

For the year ended September 30, 2018, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$6,761,590	$2,210,144	$100,172	$5,272

7.  Line of Credit. Effective April 12, 2018, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

Prior to April 12, 2018, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, the Fund had no borrowings under this agreement.

8.  Payable to Custodian Bank. The Fund’s custodian bank, State Street Bank, provides overdraft protection to the Fund in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At September 30, 2018, the Fund had a payable of $11,224,331 to the custodian bank for an inadvertent overdraft due to a security sale transaction not settling as expected.

9.   Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

53  |

Notes to Financial Statements – continued

September 30, 2018

10.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	136,137,978	$1,872,986,565	140,116,763	$1,958,708,238
Issued in connection with the reinvestment of distributions	37,467,372	514,100,351	26,172,060	361,992,329
Redeemed	(193,311,881)	(2,665,985,676)	(196,734,546)	(2,741,442,227)

Net change	(19,706,531)	$(278,898,760)	(30,445,723)	$ (420,741,660)

Retail Class
Issued from the sale of shares	24,485,180	$336,311,913	30,406,376	$422,446,842
Issued in connection with the reinvestment of distributions	13,038,770	178,062,565	10,735,989	147,565,410
Redeemed	(96,754,700)	(1,323,122,744)	(116,977,494)	(1,624,262,086)

Net change	(59,230,750)	$(808,748,266)	(75,835,129)	$(1,054,249,834)

Admin Class
Issued from the sale of shares	1,852,036	$25,262,450	2,361,177	$32,664,519
Issued in connection with the reinvestment of distributions	536,880	7,306,069	450,900	6,173,600
Redeemed	(5,372,921)	(74,065,591)	(4,129,911)	(57,113,542)

Net change	(2,984,005)	$(41,497,072)	(1,317,834)	$(18,275,423)

Class N
Issued from the sale of shares	24,958,840	$344,844,926	10,822,314	$150,938,798
Issued in connection with the reinvestment of distributions	1,612,839	22,072,535	530,086	7,343,290
Redeemed	(9,532,680)	(130,154,252)	(3,730,740)	(52,101,510)

Net change	17,038,999	$236,763,209	7,621,660	$106,180,578

Increase (decrease) from capital share transactions	(64,882,287)	$(892,380,889)	(99,977,026)	$(1,387,086,339)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Bond Fund (one of the funds constituting Loomis Sayles Funds I, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

55  |

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2018, 10.70% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $272,634,973 as capital gains distributions for the fiscal year ended September 30, 2018, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

September 30, 2018

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class N LSHNX
Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened, and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the US from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength eroded returns for emerging market debt investors.

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles High Income Fund returned 1.68% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 3.05%.

1  |

Explanation of Fund Performance

The Fund’s allocation to emerging market credit acted as a constraint versus the benchmark. An allocation to non-US-dollar-denominated issues had the largest negative impact on relative performance, with holdings denominated in the Argentine peso and Mexican peso being the worst performers within the sector.

The Fund’s allocation to convertible securities contributed positively to performance relative to the benchmark, with holdings of consumer non-cyclical names in particular bolstering return. In addition, allocations to equity and securitized markets both had a positive impact on relative return. Contributions within securitized markets were led by exposure to asset-backed securities and non-agency mortgage-backed securities.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

We continue to expect low default rates and low default losses from the high yield market over the next 12 to 18 months. Leverage is elevated, but interest coverage ratios (the ability to pay interest on outstanding debt) remain strong. At present, we expect technical factors to support high yield as coupon income is reinvested. We are concerned about the potential effects of a trade war on risk appetite. However, the high yield sector is typically less sensitive to trade issues; it tends to have fewer multinational and more smaller-capitalization companies than the investment grade sector.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

|  2

LOOMIS SAYLES HIGH INCOME FUND

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

Effective November 1, 2018, the Fund’s principal investment strategies will be amended and the Fund’s fiscal year-end will change from September 30 to December 31. The Fund will no longer invest in non-US dollar denominated bonds or equity securities, among other changes. These changes are intended to eliminate the volatility associated with currency and equity allocations and address the variability of the Fund’s monthly ordinary income distributions. Additionally, Brian Kennedy and Todd Vandam will be added to the team to serve alongside Elaine Stokes and Matt Eagan, who have co-managed the Fund for over a decade.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2008 through September 30, 2018

3  |

Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)
NAV	1.68%	4.90%	8.03%	—%	0.90%	0.80%

Class A (Inception 2/22/84)
NAV	1.41	4.62	7.77	—	1.15	1.05
With 4.25% Maximum Sales Charge	-2.82	3.73	7.30	—

Class C (Inception 3/2/98)
NAV	0.86	3.87	7.00	—	1.90	1.80
With CDSC[1]	-0.11	3.87	7.00	—

Class N (Inception 11/30/16)
NAV	1.96	—	—	5.93	31.73	0.75

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	3.05	5.54	9.46	6.54

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  4

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth, low unemployment and a favorable inflation rate, characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasuries and Treasury securities of similar maturity) generally widened, and the sector’s relatively longer duration weighed on returns as yields rose.

Securitized assets outperformed duration-matched Treasuries, though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned -0.60% at net asset value. The Fund held up better than its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned -0.96%.

Explanation of Fund Performance

The Fund’s positioning was tilted toward risk assets during the period, as securities with additional compensation above risk-free rates fared well. The largest contributors to performance included an underweight to US Treasuries, as well as exposures to corporate

5  |

bonds and securitized assets such as ABS and CMBS. Within the corporate bond sector, the Fund benefited from exposures to the banking, consumer non-cyclical and technology industries.

Exposures that detracted from performance included an underweight to the government-related segment, a relative underweight in the energy industry and adverse security selection within consumer cyclicals. As a note — roughly one-third of the impact of Treasuries came from futures positions, with the remaining impact coming from cash securities.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with another hike likely coming in December 2018.

Corporate fundamentals continue to indicate the United States is in the late expansion phase of the credit cycle,1 with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. Asset classes like corporate credit are supported by US tax reform and fiscal stimulus from the Trump administration. Corporate credit remains in demand due to a need for yield, fundamentals like improving corporate earnings, and technical factors such as lower bond supply. We continue to favor corporate credit over risk-free assets. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, increasing concerns about a protracted trade war and a significant uptick in inflation.

We remain underweight government bonds, given low yields, and continue to favor sectors offering higher yield potential than Treasuries.

We continue to be modestly overweight credit. We are focused on security selection opportunities, buying new issues with concessions and secondary bonds that can potentially offer favorable risk/return profiles. We believe valuations in CMBS are fair. We remain overweight to the sector, particularly senior parts of the capital stack.

We think valuations in mortgage-backed securities (MBS) have improved and are becoming more interesting. We are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. Specifically, we believe auto loans and credit card receivables remain attractive.

We have been maintaining a higher yield and exposure to more credit-sensitive sectors relative to the benchmark. We continue to monitor our portfolio and diversify our holdings with an eye toward minimizing undue exposure to macro and/or issuer events. We believe high yield issuers will continue to experience low default rates, and we are maintaining holdings in selected names that appear to offer value.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  6

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4,5

September 30, 2008 through September 30, 2018

7  |

Average Annual Total Returns — September 30, 20184,5

				Expense Ratios[6]
	1 Year	5 Years	10 Years	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	-0.60%	1.99%	4.55%	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	-0.85	1.71	4.29	0.72	0.65
With 4.25% Maximum Sales Charge	-5.10	0.83	3.84

Class C (Inception 8/31/16)[1]
NAV	-1.71	0.92	3.40	1.48	1.40
With CDSC[2]	-2.68	0.92	3.40

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	-0.96	1.52	3.22

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range with in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  8

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class N LGANX
Loomis, Sayles & Company, L.P.	Class Y NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth, low unemployment and a favorable inflation rate, characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Securitized assets outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes), though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 0.09% at net asset value. The Fund held up better than its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned -0.61%.

Explanation of Fund Performance

Security selection and yield curve positioning were the main drivers of the Fund’s outperformance relative to the benchmark for the 12-month period. A position in agency collateralized mortgage obligations (CMOs) aided relative performance, as these securities strongly outperformed Treasuries of comparable duration over the period. Security selection within agency pass-through mortgage-backed securities (MBS) and agency CMBS also contributed positively to performance.

9  |

Among detractors, the Fund’s holdings in agency debentures (bonds issued by federal agencies or government-sponsored enterprises to finance their activities) had a slight negative impact on relative performance. Security selection within US Treasuries also weighed slightly on return.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are narrow relative to history. Mortgages issued in recent years are relatively high quality compared with those issued in prior years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor higher-yielding securities and bonds of less frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2008 through September 30, 2018

See notes to chart on page 11.

|  10

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	0.09%	0.94%	2.56%	—%	0.55%	0.55%

Class A (Inception 1/3/89)
NAV	-0.17	0.68	2.29	—	0.80	0.80
With 2.25% Maximum Sales Charge	-2.41	0.22	2.06	—

Class C (Inception 12/30/94)
NAV	-0.91	-0.07	1.53	—	1.55	1.55
With CDSC[1]	-1.89	-0.07	1.53	—

Class N (Inception 2/1/17)
NAV	0.09	—	—	0.73	0.50	0.47

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	-0.61	0.71	1.65	0.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

11  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  12

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,016.90	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$1,015.30	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class N
Actual	$1,000.00	$1,018.60	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y
Actual	$1,000.00	$1,018.30	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,002.40	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$998.50	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class Y
Actual	$1,000.00	$1,004.60	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,002.20	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$998.40	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,003.00	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,003.50	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of

|  16

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

17  |

The Board noted that through December 31, 2017, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles High Income Fund	29%	60%	50%
Loomis Sayles Intermediate Duration Bond Fund	92%	79%	79%
Loomis Sayles Limited Term Government and Agency Fund	15%	20%	17%

In the case of each Fund that had performance that lagged that of a relevant category group median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (3) the Fund had outperformed its relevant performance benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory

|  18

fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees considered that the current expenses of the Loomis Sayles Limited Term Government and Agency Fund are at its cap. The Trustees noted that the total advisory fee rates for the Funds were at or below the medians of their respective peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that all of the Funds were subject to an expense cap. The Trustees also considered management’s proposal to reduce the Loomis Sayles High Income Fund’s expense cap last year. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

19  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, should be continued through June 30, 2019.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 92.9% of Net Assets
Non-Convertible Bonds — 83.1%
	ABS Home Equity — 1.3%
$85,161	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$86,781
95,513	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	100,259
62,004	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	62,210
760	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 4.182%, 11/20/2035(a)(b)(c)	683
192,046	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.498%, 9/19/2045(d)	162,395
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 5.516%, 10/25/2027(d)(e)	341,448
101,627	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.309%, 7/19/2035(b)	98,796
150,000	Home Partners of America Trust, Series 2016-2, Class E, 1-month LIBOR + 3.780%, 5.938%, 10/17/2033, 144A(d)	150,209
155,000	Home Partners of America Trust, Series 2016-2, Class F, 1-month LIBOR + 4.700%, 6.858%, 10/17/2033, 144A(d)	155,427
228,531	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.927%, 3/25/2035(b)	225,035
232,502	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.523%, 3/25/2035(b)	212,811
100,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(b)	100,038
470,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(b)	469,714

		2,165,806

	ABS Other — 0.3%
190,892	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	188,725
238,655	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A	241,179

		429,904

	Aerospace & Defense — 1.3%
95,000	Engility Corp., 8.875%, 9/01/2024	103,313
638,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	665,951
383,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	444,280
200,000	TransDigm UK Holdings PLC, 6.875%, 5/15/2026, 144A	205,250
845,000	TransDigm, Inc., 6.500%, 7/15/2024	865,702

		2,284,496

	Airlines — 0.3%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	519,619
32,352	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	32,820
21,674	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	21,573

		574,012

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.2%
$195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	$194,025
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	279,927
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	108,129
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	240,000
880,000	IHO Verwaltungs GmbH, PIK, 4.500%, 9/15/2023, 144A(f)	851,497
420,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	371,700

		2,045,278

	Banking — 5.3%
860,000	Ally Financial, Inc., 4.125%, 2/13/2022	858,925
2,070,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,054,475
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	500,762
6,605,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 2.500%, 36.333%, 1/12/2020, 144A, (ARS)(d)	136,027
6,270,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 46.750%, 11/07/2022, 144A, (ARS)(d)	112,665
8,775,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	119,278
7,075,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Private Banks + 4.500%, 39.125%, 8/09/2020, 144A, (ARS)(d)	153,171
850,000	Barclays PLC, 5.200%, 5/12/2026(e)	835,177
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,362,769
800,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	710,840
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	424,121
495,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	450,296
1,200,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	1,254,714

		8,973,220

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	537,675

	Building Materials — 1.7%
610,000	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025, 144A	561,962
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	234,025
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	381,500
420,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	406,434
445,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	419,969
130,000	Jeld-Wen, Inc., 4.625%, 12/15/2025, 144A	119,925
160,000	Jeld-Wen, Inc., 4.875%, 12/15/2027, 144A	145,800
50,000	Masco Corp., 6.500%, 8/15/2032	54,801
535,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	541,259

		2,865,675

	Cable Satellite — 7.0%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	800,962
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	476,781
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	625,969
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,244

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	$867,162
1,360,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	1,319,200
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	79,031
355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	341,585
800,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	756,512
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,559,250
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	265,180
309,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	316,339
725,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2021	744,031
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	375,000
3,575,000	Ziggo BV, 5.500%, 1/15/2027, 144A	3,354,244

		11,896,490

	Chemicals — 1.0%
1,510,000	Hercules LLC, 6.500%, 6/30/2029	1,525,100
245,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	249,636

		1,774,736

	Construction Machinery — 1.1%
225,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	213,750
245,000	United Rentals North America, Inc., 4.625%, 7/15/2023	246,838
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	596,550
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	14,831
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	823,040

		1,895,009

	Consumer Cyclical Services — 0.4%
235,000	IHS Markit Ltd., 4.000%, 3/01/2026, 144A	224,866
350,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	367,937

		592,803

	Consumer Products — 0.4%
790,000	Coty, Inc., 6.500%, 4/15/2026, 144A	736,181

	Electric — 1.9%
125,000	AES Corp., 5.125%, 9/01/2027	126,250
850,000	AES Corp. (The), 4.875%, 5/15/2023	857,437
479,000	AES Corp. (The), 5.500%, 4/15/2025	490,582
150,000	AES Corp. (The), 6.000%, 5/15/2026	158,063
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,659,710

		3,292,042

	Environmental — 0.1%
100,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	96,750

	Finance Companies — 3.6%
1,055,000	Aircastle Ltd., 4.125%, 5/01/2024	1,037,680
515,000	Aircastle Ltd., 5.500%, 2/15/2022	535,300
120,000	CIT Group, Inc., 4.125%, 3/09/2021	120,000
715,000	CIT Group, Inc., 5.000%, 8/01/2023	729,371

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$120,000	iStar, Inc., 4.625%, 9/15/2020	$119,700
326,000	iStar, Inc., 5.000%, 7/01/2019	326,546
395,000	iStar, Inc., 5.250%, 9/15/2022	389,075
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	676,800
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	258,506
315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	315,000
620,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	575,825
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	709,113
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	400,205

		6,193,121

	Financial Other — 0.5%
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	182,250
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 8/01/2020	575,266
105,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 2/01/2022	107,625

		865,141

	Food & Beverage — 2.4%
405,000	BRF GmbH, 4.350%, 9/29/2026, 144A	344,999
410,000	BRF S.A., 4.750%, 5/22/2024, 144A	373,100
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	824,233
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	321,338
255,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	258,825
385,000	Marfrig Holdings Europe BV, Class B, 8.000%, 6/08/2023, 144A	386,451
280,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	269,500
540,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	510,300
830,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	813,400

		4,102,146

	Gaming — 1.6%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	180,031
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	380,816
700,000	International Game Technology PLC, 6.250%, 2/15/2022, 144A	725,375
210,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	192,171
725,000	MGM Resorts International, 6.000%, 3/15/2023	749,469
380,000	MGM Resorts International, 7.750%, 3/15/2022	416,100

		2,643,962

	Government Owned – No Guarantee — 1.8%
695,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	562,950
515,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	459,818
139,131(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)(e)	641,457
121,278(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)(e)	536,049
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	621,037

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
$510,000	YPF S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 36.750%, 7/07/2020, 144A(d)	$203,318

		3,024,629

	Health Insurance — 0.2%
365,000	Centene Corp., 6.125%, 2/15/2024	383,250

	Healthcare — 4.5%
105,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	109,463
25,000	HCA, Inc., 5.250%, 4/15/2025	25,781
260,000	HCA, Inc., 5.375%, 2/01/2025	265,200
170,000	HCA, Inc., 7.050%, 12/01/2027	182,325
655,000	HCA, Inc., 7.500%, 12/15/2023	720,500
145,000	HCA, Inc., 7.500%, 11/06/2033	157,163
590,000	HCA, Inc., 7.690%, 6/15/2025	659,325
480,000	HCA, Inc., 8.360%, 4/15/2024	546,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	912,250
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	561,350
275,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	263,483
315,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	296,494
200,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	196,500
800,000	Polaris Intermediate Corp., PIK, 8.500%, 12/01/2022, 144A(f)	826,592
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	384,150
180,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	161,136
830,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	866,312
430,000	Wright Medical Group, Inc., 1.625%, 6/15/2023, 144A	454,456

		7,588,480

	Home Construction — 2.2%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(a)(c)(g)(h)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	670,027
305,000	Lennar Corp., 4.125%, 1/15/2022	301,950
800,000	Lennar Corp., 4.750%, 5/30/2025	780,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,124,350
915,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	919,575

		3,795,914

	Independent Energy — 9.0%
460,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	474,950
335,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	345,469
202,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	227,250
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	654,175
240,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	247,200
90,000	California Resources Corp., 5.500%, 9/15/2021	82,899
41,000	California Resources Corp., 6.000%, 11/15/2024	34,850
460,000	California Resources Corp., 8.000%, 12/15/2022, 144A	439,300
140,000	Callon Petroleum Co., 6.125%, 10/01/2024	142,450
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	148,601

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	$7,790
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	13,325
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	35,530
795,000	CNX Resources Corp., 5.875%, 4/15/2022	795,238
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	632,527
235,000	Continental Resources, Inc., 4.500%, 4/15/2023	239,136
376,000	Continental Resources, Inc., 5.000%, 9/15/2022	381,452
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	702,075
595,000	Gulfport Energy Corp., 6.375%, 5/15/2025	583,100
265,000	Gulfport Energy Corp., 6.375%, 1/15/2026	257,713
202,000	Halcon Resources Corp., 6.750%, 2/15/2025	193,920
605,000	Matador Resources Co., 5.875%, 9/15/2026, 144A	612,562
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	373,100
1,250,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	1,237,500
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	533,812
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	194,944
592,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	602,348
210,000	PDC Energy, Inc., 5.750%, 5/15/2026	199,500
205,000	PDC Energy, Inc., 6.125%, 9/15/2024	201,669
1,150,000	Rex Energy Corp., 8.000%, 10/01/2020(g)	310,500
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	188,100
755,000	Sanchez Energy Corp., 7.250%, 2/15/2023, 144A	743,675
685,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	666,162
175,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	181,125
920,000	SM Energy Co., 5.000%, 1/15/2024	895,850
27,000	SM Energy Co., 6.125%, 11/15/2022	27,810
45,000	SM Energy Co., 6.625%, 1/15/2027	46,519
190,000	SM Energy Co., 6.750%, 9/15/2026	197,363
395,000	Southwestern Energy Co., 6.200%, 1/23/2025	392,037
285,000	Southwestern Energy Co., 7.500%, 4/01/2026	298,538
405,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	415,125
50,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	51,758
355,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	369,200

		15,378,147

	Integrated Energy — 0.2%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	201,408
200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 6/01/2028, 144A	205,760

		407,168

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	347,650

	Local Authorities — 0.5%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	284,297
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	224,508
16,365,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.750%, 41.144%, 4/12/2025, (ARS)(d)	349,519

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — continued
2,390,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.830%, 45.780%, 5/31/2022, (ARS)(d)	$53,932

		912,256

	Lodging — 1.2%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	145,170
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	735,181
365,000	Marriott Ownership Resorts, Inc., 6.500%, 9/15/2026, 144A	374,636
820,000	Wyndham Destinations, Inc., 5.625%, 3/01/2021	836,400

		2,091,387

	Media Entertainment — 3.2%
890,000	AMC Networks, Inc., 4.750%, 8/01/2025	851,063
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,175,212
1,305,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	1,308,262
1,115,000	iHeartCommunications, Inc., 9.000%, 12/15/2019(g)	839,038
395,000	Meredith Corp., 6.875%, 2/01/2026, 144A	404,875
890,000	Netflix, Inc., 4.875%, 4/15/2028, 144A	836,600

		5,415,050

	Metals & Mining — 1.5%
190,000	Commercial Metals Co., 4.875%, 5/15/2023	188,404
400,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	366,000
625,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	617,969
670,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	655,763
850,000	Gerdau Trade, Inc., 4.875%, 10/24/2027, 144A	789,284

		2,617,420

	Midstream — 3.9%
820,000	DCP Midstream Operating LP, 4.750%, 9/30/2021, 144A	832,300
1,265,000	Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/2026, 144A	1,277,650
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	572,844
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	187,500
135,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	137,525
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	405,000
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	166,237
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	696,500
385,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	382,112
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	931,494
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	92,744
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	647,200
305,000	Transportadora de Gas del Sur S.A., 6.750%, 5/02/2025, 144A	292,779

		6,621,885

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 0.9%
$100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.658%, 11/15/2031, 144A(d)(h)(i)	$95,584
225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.658%, 11/15/2031, 144A(d)(h)(i)	210,428
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	913,181
111,701	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(b)	113,174
18,435	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	18,468
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.977%, 6/15/2045, 144A(b)	102,994

		1,453,829

	Oil Field Services — 1.5%
430,000	Ensco PLC, 5.750%, 10/01/2044	321,425
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	115,500
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	122,600
420,000	Noble Holding International Ltd., 7.750%, 1/15/2024	416,850
530,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	549,875
405,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	417,656
175,000	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	176,531
238,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	242,165
175,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	180,688

		2,543,290

	Packaging — 1.0%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(f)	201,500
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	391,050
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	209,250
610,000	Berry Global, Inc., 4.500%, 2/15/2026, 144A	579,500
350,000	Crown Americas LLC/Crown Americas Capital Corp., 4.750%, 2/01/2026, 144A	334,250

		1,715,550

	Paper — 0.2%
440,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	391,600

	Pharmaceuticals — 1.6%
265,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	255,063
85,000	Bausch Health Cos., Inc., 5.625%, 12/01/2021, 144A	84,681
990,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	965,250
280,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	269,500
865,000	Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	803,234
380,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	277,038

		2,654,766

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 1.0%
435,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	$550,117
1,110,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	1,096,303

		1,646,420

	Refining — 0.4%
635,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	636,588

	Restaurants — 0.5%
890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	852,184

	Retailers — 1.5%
430,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	434,300
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	41,951
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	480,227
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	224,938
820,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	815,900
475,000	L Brands, Inc., 6.750%, 7/01/2036	391,875
180,000	L Brands, Inc., 6.875%, 11/01/2035	152,100

		2,541,291

	Sovereigns — 0.2%
10,810,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 43.077%, 6/21/2020, (ARS)(d)	312,695

	Supermarkets — 0.6%
335,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	301,500
935,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	708,263

		1,009,763

	Technology — 4.4%
416,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	327,600
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	169,453
60,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	61,800
1,205,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,287,943
410,000	Equinix, Inc., 5.375%, 4/01/2023	419,738
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	432,688
420,000	First Data Corp., 5.375%, 8/15/2023, 144A	426,405
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	833,000
95,000	Micron Technology, Inc., 5.500%, 2/01/2025	98,241
850,000	NXP BV / NXP Funding LLC, 3.875%, 9/01/2022, 144A	841,500
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	522,725
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	195,581
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	275,000
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	407,503
435,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 10.500%, 2/01/2024, 144A	398,025
900,000	Western Digital Corp., 4.750%, 2/15/2026	870,367

		7,567,569

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(h)(i)	247,500

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 5.0%
29,260,000	South Africa Government International Bond, 8.750%, 1/31/2044, (ZAR)	$1,842,785
6,755,000	U.S. Treasury Note, 2.625%, 7/31/2020(e)	6,732,835

		8,575,620

	Wireless — 3.0%
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	184,000
105,000	Nokia Oyj, 3.375%, 6/12/2022	102,915
865,000	Nokia Oyj, 4.375%, 6/12/2027	832,562
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	789,930
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,501,650
315,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	300,627
895,000	T-Mobile USA, Inc., 4.750%, 2/01/2028	842,419
530,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	549,212

		5,103,315

	Wirelines — 1.1%
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	121,550
1,060,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	1,001,700
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	257,175
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	124,500
505,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	429,250

		1,934,175

	Total Non-Convertible Bonds (Identified Cost $144,831,371)	141,733,838

Convertible Bonds — 9.8%
	Automotive — 0.1%
110,000	Meritor, Inc., 3.250%, 10/15/2037	104,977

	Cable Satellite — 1.2%
1,455,000	DISH Network Corp., 2.375%, 3/15/2024	1,289,616
825,000	DISH Network Corp., 3.375%, 8/15/2026	786,857

		2,076,473

	Consumer Cyclical Services — 0.5%
910,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	817,795

	Diversified Operations — 0.1%
160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	161,478

	Healthcare — 0.4%
325,000	Evolent Health, Inc., 2.000%, 12/01/2021	436,578
125,000	Insulet Corp., 1.375%, 11/15/2024, 144A	158,032

		594,610

	Independent Energy — 0.7%
840,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	829,707
275,000	PDC Energy, Inc., 1.125%, 9/15/2021	266,148
170,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	163,039

		1,258,894

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Industrial Other — 0.2%
$340,000	Tutor Perini Corp., 2.875%, 6/15/2021	$346,800

	Leisure — 0.1%
185,000	Rovi Corp., 0.500%, 3/01/2020	174,475

	Midstream — 0.0%
60,000	SM Energy Co., 1.500%, 7/01/2021	65,676

	Oil Field Services — 0.4%
860,000	Nabors Industries, Inc., 0.750%, 1/15/2024	672,735

	Pharmaceuticals — 3.2%
1,805,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,923,682
435,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	521,827
115,000	Dermira, Inc., 3.000%, 5/15/2022	95,432
410,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	413,991
465,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	467,745
855,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	864,084
840,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	882,000
125,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	213,073

		5,381,834

	Railroads — 0.3%
395,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	467,104

	REITs – Mortgage — 0.2%
435,000	iStar, Inc., 3.125%, 9/15/2022, 144A	422,879

	Technology — 2.2%
455,000	Avaya Holdings Corp., 2.250%, 6/15/2023, 144A	461,752
1,370,000	Finisar Corp., 0.500%, 12/15/2036	1,254,979
100,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021	139,312
1,105,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,042,932
315,000	Nuance Communications, Inc., 1.250%, 4/01/2025	325,326
450,000	Verint Systems, Inc., 1.500%, 6/01/2021	463,467

		3,687,768

	Wirelines — 0.2%
350,000	GCI Liberty, Inc., 1.750%, 9/30/2046, 144A	384,667

	Total Convertible Bonds (Identified Cost $16,406,766)	16,618,165

	Total Bonds and Notes (Identified Cost $161,238,137)	158,352,003

Loan Participations — 0.3%
	ABS Other — 0.3%
431,418	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(a)(c) (Identified Cost $430,422)	437,015

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 1.1%
	Retailers — 0.2%
$462,250	J.C. Penney Corp., Inc., 2016 Term Loan B, 6/23/2023(j)	$423,883

	Supermarkets — 0.3%
428,881	Albertsons LLC, USD 2017 Term Loan B4, 1-month LIBOR + 2.750%, 4.992%, 8/25/2021(d)	429,237

	Transportation Services — 0.6%
1,039,617	Uber Technologies, 2018 Term Loan, 1-month LIBOR + 4.000%, 6.120%, 4/04/2025(d)	1,045,138

	Total Senior Loans (Identified Cost $1,890,987)	1,898,258

Shares
Preferred Stocks — 1.4%
Convertible Preferred Stocks — 1.4%
	Food & Beverage — 1.0%
14,765	Bunge Ltd., 4.875%	1,588,714

	Midstream — 0.4%
20	Chesapeake Energy Corp., 5.750%, 144A	12,582
137	Chesapeake Energy Corp., 5.750%	82,039
988	Chesapeake Energy Corp., 5.750%	621,541

		716,162

	Total Convertible Preferred Stocks (Identified Cost $2,234,677)	2,304,876

Non-Convertible Preferred Stocks — 0.0%
	Finance Companies — 0.0%
550	iStar, Inc., Series G, 7.650% (Identified Cost $10,956)	13,370

	Total Preferred Stocks (Identified Cost $2,245,633)	2,318,246

Common Stocks — 1.2%
	Media — 0.0%
4,113	Dex Media, Inc.(k)(l)	43,187

	Oil, Gas & Consumable Fuels — 0.9%
8,864	Bonanza Creek Energy, Inc.(l)	263,970
16,530	Frontera Energy Corp.(l)	233,684
12,992	Halcon Resources Corp.(l)	58,074
14,882	Kinder Morgan, Inc.	263,858
3,405	Paragon Offshore Ltd., Litigation Units, Class A(k)(l)	2,751
5,106	Paragon Offshore Ltd., Litigation Units, Class B(k)(l)	197,857
1,725	Rex Energy Corp.(l)	113
9,390	Whiting Petroleum Corp.(l)	498,046

		1,518,353

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 0.3%
1,189	Allergan PLC	$226,481
5,539	Bristol-Myers Squibb Co.	343,861

		570,342

	Total Common Stocks (Identified Cost $5,359,849)	2,131,882

Warrants — 0.0%
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(l) (Identified Cost $0)	353

Other Investments — 0.5%
	Aircraft ABS — 0.5%
8,415	Aergen LLC(a)(c)(h)(k)	8
100	ECAF I Blocker Ltd.(a)(c)(h)(k)	896,875

	Total Aircraft ABS (Identified Cost $1,000,000)	896,883

Principal Amount (‡)
Short-Term Investments — 0.9%
$1,484,006	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $1,484,167 on 10/01/2018 collateralized by $950,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $943,532; $590,000 U.S. Treasury Note, 2.000% due 10/31/2022 valued at $573,404 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,484,006)	1,484,006

	Total Investments — 98.3% (Identified Cost $173,649,034)	167,518,646
	Other assets less liabilities — 1.7%	2,940,852

	Net Assets — 100.0%	$170,459,498

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

(c)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $1,334,593 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018, interest payments were made in cash.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Illiquid security. (Unaudited)
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $553,512 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Position is unsettled. Contract rate was not determined at September 30, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Aergen LLC	March 06, 2017	$841,500	$8	Less than 0.1%
Dex Media, Inc.	August 12, 2016	20,040	43,187	Less than 0.1%
ECAF I Blocker Ltd.	December 20, 2016	1,000,000	896,875	0.5%
Paragon Offshore Ltd., Litigation Units, Class A	July 18, 2017	25,887	2,751	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	July 18, 2017	517,958	197,857	0.1%

(l)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $69,804,211 or 41.0% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
GBP	British Pound
MXN	Mexican Peso
ZAR	South African Rand

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
HSBC Bank USA	11/02/2018	GBP	S	340,000	$447,366	$443,765	$3,601
Goldman Sachs & Co.	11/16/2018	MXN	B	14,645,000	764,372	777,100	12,728
Goldman Sachs & Co.	11/16/2018	MXN	S	33,505,000	1,719,881	1,777,858	(57,977)
Bank of America, N.A.	11/02/2018	ZAR	S	25,220,000	1,902,463	1,776,131	126,332

Total							$84,684

Industry Summary at September 30, 2018

Independent Energy	9.7%
Cable Satellite	8.2
Technology	6.6
Banking	5.3
Pharmaceuticals	5.1
Treasuries	5.0
Healthcare	4.9
Midstream	4.3
Finance Companies	3.6
Food & Beverage	3.4
Media Entertainment	3.2
Wireless	3.0
Home Construction	2.2
Other Investments, less than 2% each	32.9
Short-Term Investments	0.9

Total Investments	98.3
Other assets less liabilities (including forward foreign currency contracts)	1.7

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	95.3%
Other, less than 2% each	3.0

Total Investments	98.3
Other assets less liabilities (including forward foreign currency contracts)	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.1% of Net Assets
	ABS Car Loan — 11.0%
$116,052	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$115,997
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	151,824
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	71,841
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	157,709
555,000	Americredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021(a)	547,858
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	108,867
300,000	AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.400%, 5/18/2022	296,351
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/2023	166,945
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	209,448
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	355,320
365,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A(a)	355,696
285,000	Bank of the West Auto Trust, Series 2017-1, Class A3, 2.110%, 1/15/2023, 144A	280,042
520,000	California Republic Auto Recievables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022(a)	513,907
175,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/2021, 144A	173,505
1,000,000	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(a)	987,881
239,290	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	238,022
69,601	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A	69,126
194,309	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	194,334
125,000	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	124,261
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	800,168
275,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	273,773
214,868	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	215,151
23,148	Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.370%, 11/16/2020, 144A	23,142
185,000	Drive Auto Receivables Trust, Series 2017-3, Class C, 2.800%, 7/15/2022	184,506
230,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	229,791
273,838	Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.610%, 8/16/2021, 144A	273,544
60,000	DT Auto Owner Trust, Series 18-2A, Class C, 3.670%, 3/15/2024, 144A	60,018
88,374	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	88,885
327,093	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	329,729
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	259,009

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$354,772	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A(a)	$354,739
90,000	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	89,832
350,000	DT Auto Owner Trust, Series 2017-3A, Class B, 2.400%, 5/17/2021, 144A	349,047
300,000	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	298,344
190,000	Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022, 144A	188,799
400,000	Exeter Automobile Receivables Trust, Series 2018-2A, Class B, 3.270%, 5/16/2022, 144A	398,963
260,000	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	258,032
315,000	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	311,683
290,000	Flagship Credit Auto Trust, Series 2015-2, Class B, 3.080%, 12/15/2021, 144A	290,011
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	196,056
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	134,371
160,000	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	159,066
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	228,519
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A(a)	681,871
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	580,074
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	114,624
113,416	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	113,273
275,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	271,980
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A3, 1.970%, 5/16/2022, 144A(a)	492,125
120,000	NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.190%, 9/15/2021, 144A	119,010
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	504,696
150,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	147,879
125,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.220%, 2/15/2023, 144A	124,196
505,000	Prestige Auto Receivables Trust, Series 2016-2A, Class A3, 1.760%, 1/15/2021, 144A(a)	503,663
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	187,534
165,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.100%, 6/15/2021	164,541
265,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	264,195
370,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class B, 2.630%, 7/15/2022	367,791

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$180,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.030%, 9/15/2022	$179,220
541,960	Westlake Automobile Receivables Trust, Series 2016-3A, Class B, 2.070%, 12/15/2021, 144A(a)	541,422
295,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class B, 2.300%, 10/17/2022, 144A	294,387
135,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class B, 2.670%, 5/17/2021, 144A	134,271
1,330,000	World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.930%, 9/15/2022(a)	1,314,725
110,000	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	107,806

		18,323,395

	ABS Credit Card — 1.9%
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022(a)	413,294
805,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023(a)	788,493
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	258,647
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022(a)	464,101
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023(a)	547,885
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(a)	717,413

		3,189,833

	ABS Home Equity — 0.9%
325,973	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	327,019
214,585	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	213,268
187,899	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	183,318
15,606	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.061%, 7/25/2021(b)(c)(d)	14,830
9,012	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	9,056
438,901	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 4.066%, 10/25/2027(a)(e)	446,724
130,374	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	127,304
115,632	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(c)	113,911
49,588	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 4.213%, 5/01/2035(c)	51,016

		1,486,446

	ABS Other — 3.4%
332,078	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	330,393
270,000	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	266,300

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Other — continued
$520,000	Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.920%, 12/20/2029, 144A	$512,315
356,122	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(c)	358,687
139,044	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	139,219
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	351,071
555,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	550,751
320,083	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	318,092
570,000	SCF Equipment Trust LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	569,042
100,069	Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	98,777
255,000	SoFi Consumer Loan Program Trust, Series 2018-1A, Class A2, 3.140%, 2/25/2027, 144A	252,736
730,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	728,575
148,958	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	147,013
67,222	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	66,777
154,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	150,765
795,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, 9/20/2021, 144A(a)	787,784

		5,628,297

	ABS Student Loan — 0.8%
135,347	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	132,463
375,000	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	371,696
213,079	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 3.135%, 7/25/2025(e)	213,648
58,964	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	58,111
268,342	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	266,026
180,000	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	173,803
163,988	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 3.335%, 7/25/2025(e)	164,688

		1,380,435

	ABS Whole Business — 0.4%
605,000	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	598,841

	Aerospace & Defense — 0.6%
460,000	General Dynamics Corp., 3.000%, 5/11/2021	457,540
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	439,686
105,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	104,127

		1,001,353

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 1.7%
$648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(a)(c)	$658,883
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)(c)	511,816
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	677,081
970,707	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019(a)	963,307
87,208	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	86,560

		2,897,647

	Airlines — 0.2%
46,170	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	48,150
360,000	Southwest Airlines Co., 3.450%, 11/16/2027	340,237

		388,387

	Automotive — 5.1%
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	419,377
45,000	Aptiv PLC, 3.150%, 11/19/2020	44,592
290,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	276,948
890,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	875,495
1,560,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	1,479,514
860,000	General Motors Co., 5.000%, 10/01/2028	849,313
595,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	592,621
670,000	Harley-Davidson Financial Services, Inc., 3.350%, 2/15/2023, 144A	650,443
730,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	715,743
175,000	Hyundai Capital America, 3.450%, 3/12/2021, 144A	173,026
855,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	836,239
885,000	Nissan Motor Acceptance Corp., 3.450%, 3/15/2023, 144A	870,652
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	147,824
660,000	Toyota Motor Credit Corp., MTN, 2.150%, 9/08/2022	629,425

		8,561,212

	Banking — 22.3%
530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	524,133
315,000	American Express Co., 2.200%, 10/30/2020	308,354
495,000	American Express Co., 3.700%, 8/03/2023	492,500
915,000	ANZ New Zealand (Int’l) Ltd., 2.200%, 7/17/2020, 144A	896,601
605,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	603,976
1,080,000	Bank of New York Mellon Corp. (The), (fixed rate to 5/16/2022, variable rate thereafter), MTN, 2.661%, 5/16/2023	1,045,175
740,000	Bank of Nova Scotia, 2.150%, 7/14/2020	727,626
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	441,083
460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	442,731
605,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	601,397
880,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	869,344
625,000	BB&T Corp., MTN, 2.150%, 2/01/2021	610,010

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$305,000	BB&T Corp., MTN, 3.700%, 6/05/2025	$303,925
270,000	BNP Paribas S.A., 3.375%, 1/09/2025, 144A	255,597
350,000	BNP Paribas S.A., 3.500%, 3/01/2023, 144A	341,386
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	484,142
720,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023	715,510
655,000	Capital One Financial Corp., 3.300%, 10/30/2024	623,564
215,000	Citigroup, Inc., 2.900%, 12/08/2021	210,542
750,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	735,568
310,000	Citizens Bank NA, 2.250%, 3/02/2020	305,829
430,000	Citizens Bank NA, MTN, 2.500%, 3/14/2019	429,634
250,000	Comerica Bank, 2.500%, 6/02/2020	246,570
565,000	Comerica, Inc., 3.700%, 7/31/2023	562,242
410,000	Cooperatieve Rabobank U.A. (NY), 2.750%, 1/10/2023	394,092
675,000	Credit Agricole S.A., 3.750%, 4/24/2023, 144A	662,421
730,000	Danske Bank AS, 3.875%, 9/12/2023, 144A	714,987
290,000	Deutsche Bank AG, 4.100%, 1/13/2026	274,742
480,000	Deutsche Bank AG (NY), 3.150%, 1/22/2021	469,058
100,000	Deutshe Bank AG, 3.300%, 11/16/2022	95,065
605,000	Discover Bank, 4.650%, 9/13/2028	605,021
780,000	Fifth Third Bank, 1.625%, 9/27/2019	770,427
395,000	Fifth Third Bank, 3.950%, 7/28/2025	394,524
830,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	809,406
305,000	HSBC Holdings PLC, 3-month LIBOR + 1.000%, 3.322%, 5/18/2024(e)	304,459
860,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	851,550
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	183,775
335,000	ING Groep NV, 4.550%, 10/02/2028	333,413
850,000	JPMorgan Chase & Co., (fixed rate to 6/18/2021, variable rate thereafter), 3.514%, 6/18/2022	850,883
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	578,401
555,000	Key Bank NA, 1.600%, 8/22/2019	549,042
150,000	KeyCorp, MTN, 4.100%, 4/30/2028	149,186
495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	491,739
855,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/2023	850,601
280,000	Mitsubishi UFJ Financial Group, Inc., 3.961%, 3/02/2028	275,489
430,000	Mizuho Financial Group, Inc., (fixed rate to 9/11/2028, variable rate thereafter), 4.254%, 9/11/2029	428,484
855,000	Morgan Stanley, Series 3NC2, 3-month LIBOR + 0.800%, 3.119%, 2/14/2020(e)	857,017
885,000	National Bank of Canada, 2.200%, 11/02/2020	864,176
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	604,929
620,000	Nationwide Building Society, (fixed rate to 8/01/2023, variable rate thereafter), 4.363%, 8/01/2024, 144A	616,756
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	532,721
845,000	Nordea Bank AB, 2.125%, 5/29/2020, 144A	829,621

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$315,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	$293,615
400,000	PNC Bank NA, 4.050%, 7/26/2028	400,314
530,000	Royal Bank of Canada, 2.150%, 10/26/2020	519,394
605,000	Royal Bank of Scotland Group PLC, (fixed rate to 1/27/2029, variable rate thereafter), 5.076%, 1/27/2030	603,932
425,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022	419,774
350,000	Santander UK PLC, 2.125%, 11/03/2020	340,533
505,000	Santander UK PLC, 2.500%, 1/05/2021	494,213
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	295,339
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	227,485
365,000	SunTrust Banks, Inc., 4.000%, 5/01/2025	365,911
890,000	Synchrony Bank, 3.650%, 5/24/2021	882,607
150,000	Synchrony Financial, 3.700%, 8/04/2026	135,481
90,000	Synchrony Financial, 3.950%, 12/01/2027	81,531
75,000	Synchrony Financial, 4.250%, 8/15/2024	72,460
855,000	Toronto Dominion Bank (The), Series MTN, 3.250%, 6/11/2021	854,723
840,000	U.S. Bank NA, 2.000%, 1/24/2020	829,561
920,000	UBS AG, 2.200%, 6/08/2020, 144A	903,311
455,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	436,398
855,000	Wells Fargo & Co., MTN, 2.625%, 7/22/2022	825,803
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	190,612
25,000	Westpac Banking Corp., 3.650%, 5/15/2023	25,020

		37,317,441

	Brokerage — 0.2%
335,000	Cboe Global Markets, Inc., 1.950%, 6/28/2019	332,940

	Building Materials — 0.8%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	106,086
595,000	Fortune Brands Home & Security, Inc., 4.000%, 9/21/2023	596,876
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 2.960%, 5/22/2020(e)	602,004
40,000	Masco Corp., 3.500%, 4/01/2021	39,979
4,000	Masco Corp., 7.125%, 3/15/2020	4,201

		1,349,146

	Cable Satellite — 0.4%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	304,628
320,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	302,830

		607,458

	Chemicals — 0.3%
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,167
385,000	EI du Pont de Nemours & Co., 2.200%, 5/01/2020	379,946
45,000	Methanex Corp., 3.250%, 12/15/2019	44,824

		433,937

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — 1.5%
$190,073	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.600%, 7/20/2064(e)	$190,846
132,410	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.580%, 7/20/2064(e)	133,046
158,587	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	157,160
443,563	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	422,073
537,559	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.000%, 2/20/2066(a)(e)	548,202
984,402	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.680%, 4/20/2066(a)(e)	985,519

		2,436,846

	Construction Machinery — 0.6%
215,000	Caterpillar Financial Services Corp., MTN, 2.550%, 11/29/2022	208,645
300,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	299,647
350,000	John Deere Capital Corp., MTN, 1.950%, 6/22/2020	343,788
174,000	John Deere Capital Corp., Series 0014, MTN, 2.450%, 9/11/2020	171,802

		1,023,882

	Consumer Cyclical Services — 1.1%
225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	223,829
375,000	Amazon.com, Inc., 5.200%, 12/03/2025	411,807
470,000	Expedia Group, Inc., 3.800%, 2/15/2028	433,202
735,000	Western Union Co. (The), 4.250%, 6/09/2023	732,864

		1,801,702

	Diversified Manufacturing — 1.6%
455,000	Kennametal, Inc., 4.625%, 6/15/2028	445,704
490,000	Roper Technologies, Inc., 3.650%, 9/15/2023	486,694
265,000	Timken Co. (The), 4.500%, 12/15/2028	260,259
860,000	United Technologies Corp., 3.650%, 8/16/2023	856,181
175,000	Wabtec Corp., 3-month LIBOR + 1.050%, 3.382%, 9/15/2021(e)	175,357
485,000	Wabtec Corp., 4.700%, 9/15/2028	477,315

		2,701,510

	Electric — 5.4%
510,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	506,387
160,000	American Electric Power Co., Inc., 3.200%, 11/13/2027	149,891
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	111,578
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,017,675
905,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	890,610
480,000	Enel Finance International NV, 4.625%, 9/14/2025, 144A	469,775
410,000	Entergy Texas, Inc., 3.450%, 12/01/2027	389,731
451,000	Exelon Corp., 2.450%, 4/15/2021	438,302
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	178,504
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	117,727
395,000	Fortis, Inc., 2.100%, 10/04/2021	377,348

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$595,000	Interstate Power & Light Co., 4.100%, 9/26/2028	$598,471
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	189,319
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	678,805
195,000	Oklahoma Gas & Electric Co., 3.800%, 8/15/2028	191,737
290,000	Pacific Gas & Electric Co., 3.500%, 6/15/2025	276,690
905,000	PNM Resources, Inc., 3.250%, 3/09/2021	896,596
530,000	PSEG Power LLC, 3.850%, 6/01/2023	528,031
273,000	Southern Co. (The), 2.750%, 6/15/2020	270,338
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	696,939

		8,974,454

	Finance Companies — 1.3%
315,000	Air Lease Corp., 3.625%, 12/01/2027	289,403
675,000	Air Lease Corp., 3.875%, 7/03/2023	668,907
345,000	Aircastle Ltd., 4.400%, 9/25/2023	345,046
665,000	Ares Capital Corp., 3.625%, 1/19/2022	650,201
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	301,795

		2,255,352

	Financial Other — 0.4%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	390,769
370,000	ORIX Corp., 3.250%, 12/04/2024	352,257

		743,026

	Food & Beverage — 3.1%
625,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	620,475
245,000	Brown-Forman Corp., 3.500%, 4/15/2025	242,526
855,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	846,489
885,000	General Mills, Inc., 2.600%, 10/12/2022	848,519
275,000	Kellogg Co., 4.300%, 5/15/2028	273,114
855,000	Kraft Heinz Foods Co., 4.000%, 6/15/2023	857,436
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020	832,658
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	135,340
320,000	Sysco Corp., 3.550%, 3/15/2025	313,079
210,000	Tyson Foods, Inc., 3.900%, 9/28/2023	210,826

		5,180,462

	Government Owned – No Guarantee — 1.7%
865,000	Electricite de France S.A., 4.500%, 9/21/2028, 144A	852,083
445,000	Petroleos Mexicanos, 6.375%, 2/04/2021	466,587
155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	163,510
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	769,330
320,000	Syngenta Finance N.V., 5.182%, 4/24/2028, 144A	306,149
255,000	Temasek Financial I Ltd., 3.625%, 8/01/2028, 144A	253,645

		2,811,304

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Health Insurance — 0.7%
$860,000	Halfmoon Parent, Inc., 3.750%, 7/15/2023, 144A	$857,369
310,000	Humana, Inc., 2.500%, 12/15/2020	304,285

		1,161,654

	Healthcare — 1.5%
750,000	Becton, Dickinson and Co., 2.133%, 6/06/2019	745,550
640,000	Cardinal Health, Inc., 1.948%, 6/14/2019	636,405
595,000	CVS Health Corp., 4.300%, 3/25/2028	590,335
45,000	Express Scripts Holding Co., 3.000%, 7/15/2023	43,331
65,000	Express Scripts Holding Co., 4.750%, 11/15/2021	67,088
183,000	Life Technologies Corp., 6.000%, 3/01/2020	189,509
175,000	McKesson Corp., 3.950%, 2/16/2028	168,981
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	95,985

		2,537,184

	Hybrid ARMs — 0.1%
47,392	FHLMC, 1-year CMT + 2.251%, 4.113%, 1/01/2035(e)	49,815
122,648	FHLMC, 1-year CMT + 2.500%, 4.195%, 5/01/2036(e)	130,061

		179,876

	Independent Energy — 0.4%
300,000	Apache Corp., 4.375%, 10/15/2028	294,231
179,000	Encana Corp., 6.500%, 5/15/2019	182,877
220,000	EQT Corp., 3.900%, 10/01/2027	206,143

		683,251

	Industrial Other — 0.3%
490,000	Fluor Corp., 4.250%, 9/15/2028	479,853

	Integrated Energy — 0.1%
220,000	BP Capital Markets America, Inc., 3.937%, 9/21/2028	221,397

	Life Insurance — 2.1%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	83,356
380,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	375,248
540,000	Athene Holding Ltd., 4.125%, 1/12/2028	504,521
330,000	Brighthouse Financial, Inc., Series WI, 3.700%, 6/22/2027	292,954
830,000	Jackson National Life Global Funding, 2.200%, 1/30/2020, 144A	819,983
310,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	308,020
740,000	Reliance Standard Life Global Funding, 3.850%, 9/19/2023, 144A	737,865
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	343,949
63,000	Unum Group, 5.625%, 9/15/2020	65,575

		3,531,471

	Lodging — 0.1%
245,000	Hyatt Hotels Corp., 4.375%, 9/15/2028	240,891

	Media Entertainment — 0.4%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	92,208
425,000	CBS Corp., 2.900%, 6/01/2023, 144A	404,266

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — continued
$130,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	$130,012
112,000	S&P Global, Inc, 3.300%, 8/14/2020	112,023

		738,509

	Midstream — 0.5%
185,000	Buckeye Partners LP, 3.950%, 12/01/2026	170,568
155,000	Enbridge, Inc., 3.500%, 6/10/2024	151,024
60,000	Energy Transfer Partners LP, 4.900%, 2/01/2024	61,841
255,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	255,750
85,000	Kinder Morgan, Inc., 4.300%, 3/01/2028	84,277
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	157,560

		881,020

	Mortgage Related — 3.8%
3,470	FHLMC, 3.000%, 10/01/2026	3,445
345	FHLMC, 6.500%, 1/01/2024	381
66	FHLMC, 8.000%, 7/01/2025	71
114	FNMA, 6.000%, 9/01/2021	115
203,438	GNMA, 4.254%, 2/20/2063(c)	206,511
378,726	GNMA, 4.297%, 2/20/2063(a)(c)	383,263
236,775	GNMA, 4.411%, 10/20/2066(c)	247,118
60,292	GNMA, 4.412%, 6/20/2066(c)	62,605
144,629	GNMA, 4.415%, 10/20/2062(c)	146,467
107,761	GNMA, 4.428%, 9/20/2066(c)	112,247
133,536	GNMA, 4.453%, 5/20/2062(c)	134,800
62,339	GNMA, 4.457%, 11/20/2066(c)	64,839
65,712	GNMA, 4.463%, 8/20/2066(c)	68,455
188,485	GNMA, 4.501%, 4/20/2063(c)	191,275
346,760	GNMA, 4.512%, 4/20/2063(a)(c)	352,330
115,395	GNMA, 4.516%, 11/20/2066(c)	120,669
142,101	GNMA, 4.517%, 5/20/2062(c)	143,708
1,212,731	GNMA, 4.523%, with various maturities from 2066 to 2067(a)(c)(f)	1,273,853
189,288	GNMA, 4.533%, 9/20/2066(c)	198,499
93,938	GNMA, 4.547%, 10/20/2066(c)	98,695
233,189	GNMA, 4.558%, 11/20/2064(c)	236,135
471,098	GNMA, 4.559%, 7/20/2067(a)(c)	496,685
166,335	GNMA, 4.564%, 3/20/2063(c)	168,989
189,810	GNMA, 4.584%, 2/20/2063(c)	192,537
865,709	GNMA, 4.593%, 1/20/2067(a)(c)	913,885
89,625	GNMA, 4.637%, 7/20/2062(c)	90,535
29,071	GNMA, 4.685%, 8/20/2061(c)	29,134
449,261	GNMA, 4.688%, 5/20/2064(a)(c)	469,929
1,114	GNMA, 6.500%, 12/15/2023	1,223
109	GNMA, 8.500%, 9/15/2022	109
93	GNMA, 9.500%, 1/15/2019	93

		6,408,600

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Natural Gas — 0.6%
$965,000	Sempra Energy, 1.625%, 10/07/2019	$951,025

	Non-Agency Commercial Mortgage-Backed Securities — 7.4%
565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	560,617
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	492,481
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	350,135
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	964,199
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(c)	265,275
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	514,544
71,633	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	71,633
178,799	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	178,776
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	206,835
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047(a)	481,216
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1-month LIBOR + 0.850%, 2.983%, 2/13/2032, 144A(a)(e)	730,684
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	283,098
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	520,221
280,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	274,682
640,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	637,734
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	85,039
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	326,425
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	338,358
22,302	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	22,341
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	176,297
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	348,770
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	121,461
217,607	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	213,536
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219%, 7/15/2046(c)	245,802

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	$265,167
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	126,745
200,987	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.378%, 11/15/2027, 144A(e)	201,061
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	495,045
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	559,381
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	196,472
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	1,279,971
18,497	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1-month LIBOR + 1.122%, 3.280%, 11/15/2029, 144A(e)	18,549
178,764	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	179,795
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	333,084
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	350,752

		12,416,181

	Oil Field Services — 0.4%
770,000	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	746,024

	Paper — 0.4%
625,000	WestRock Co., 3.750%, 3/15/2025, 144A	614,209

	Pharmaceuticals — 1.5%
600,000	AbbVie, Inc., 4.250%, 11/14/2028	593,216
22,000	Amgen, Inc., 2.200%, 5/22/2019	21,920
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	223,750
860,000	Pfizer, Inc., 3.200%, 9/15/2023	852,729
775,000	Shire Acquisitions Investments Ireland DAC, 1.900%, 9/23/2019	766,714

		2,458,329

	Property & Casualty Insurance — 0.3%
435,000	American Financial Group, Inc., 3.500%, 8/15/2026	404,937
180,000	Assurant, Inc., 4.200%, 9/27/2023	178,997

		583,934

	Railroads — 0.3%
206,000	CSX Corp., 3.700%, 10/30/2020	208,040
215,000	Union Pacific Corp., 3.646%, 2/15/2024	214,378

		422,418

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Health Care — 0.4%
$31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	$30,321
405,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	397,192
225,000	Omega Healthcare Investors, Inc., 4.500%, 4/01/2027	215,349

		642,862

	REITs – Shopping Centers — 0.2%
355,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	341,225

	REITs – Single Tenant — 0.2%
290,000	Select Income REIT, 4.250%, 5/15/2024	277,428

	Restaurants — 1.0%
1,030,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,002,120
695,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	689,094

		1,691,214

	Retailers — 1.3%
465,000	AutoNation, Inc., 3.500%, 11/15/2024	440,589
415,000	Best Buy Co., Inc., 4.450%, 10/01/2028	413,199
470,000	Ralph Lauren Corp., 3.750%, 9/15/2025	464,793
850,000	Seven & i Holdings Co. Ltd., 3.350%, 9/17/2021, 144A	850,655

		2,169,236

	Technology — 2.6%
460,000	Fiserv, Inc., 3.800%, 10/01/2023	459,886
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	439,403
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	604,056
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	123,353
89,000	Jabil, Inc., 5.625%, 12/15/2020	92,382
175,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	174,142
140,000	Microchip Technology, Inc., 3.922%, 6/01/2021, 144A	139,180
885,000	NetApp, Inc., 2.000%, 9/27/2019	877,109
215,000	Pitney Bowes, Inc., 4.375%, 5/15/2022	199,144
425,000	Pitney Bowes, Inc., 4.700%, 4/01/2023	388,752
205,000	Seagate Hdd Cayman, 4.875%, 3/01/2024	202,054
90,000	Trimble, Inc., 4.150%, 6/15/2023	90,053
630,000	Xerox Corp., 3.625%, 3/15/2023	600,819

		4,390,333

	Transportation Services — 1.0%
140,000	CH Robinson Worldwide, Inc., 4.200%, 4/15/2028	137,867
570,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	569,061
510,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	508,835
430,000	TTX Co., 2.600%, 6/15/2020, 144A	423,663

		1,639,426

	Treasuries — 2.2%
1,670,000	U.S. Treasury Note, 1.125%, 1/15/2019	1,664,550
2,000,000	U.S. Treasury Note, 2.875%, 5/15/2028	1,969,844

		3,634,394

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Wireless — 0.5%
$200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	$198,058
140,000	Vodafone Group PLC, 4.125%, 5/30/2025	138,917
435,000	Vodafone Group PLC, 4.375%, 5/30/2028	428,574

		765,549

	Wirelines — 1.1%
660,000	AT&T, Inc., 3-month LIBOR + 1.180%, 3.514%, 6/12/2024(e)	662,970
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	393,608
870,000	Verizon Communications, Inc., 3.376%, 2/15/2025	844,489

		1,901,067

	Total Bonds and Notes (Identified Cost $167,034,249)	164,133,866

Short-Term Investments — 1.6%
2,700,638	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $2,700,931 on 10/01/2018 collateralized by $2,740,000 Federal Home Loan Mortgage Corp., 3.750% due 3/27/2019 valued at $2,757,903 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,700,638)	2,700,638

	Total Investments — 99.7% (Identified Cost $169,734,887)	166,834,504
	Other assets less liabilities — 0.3%	436,470

	Net Assets — 100.0%	$167,270,974

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(d)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of this security amounted to $14,830 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $51,027,087 or 30.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2018	184	$20,820,399	$20,695,687	$(124,712)

Industry Summary at September 30, 2018

Banking	22.3%
ABS Car Loan	11.0
Non-Agency Commercial Mortgage-Backed Securities	7.4
Electric	5.4
Automotive	5.1
Mortgage Related	3.8
ABS Other	3.4
Food & Beverage	3.1
Technology	2.6
Treasuries	2.2
Life Insurance	2.1
Other Investments, less than 2% each	29.7
Short-Term Investments	1.6

Total Investments	99.7
Other assets less liabilities (including futures contracts)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.4% of Net Assets
	ABS Car Loan — 1.4%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,529,848
1,042,181	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,041,135
2,875,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	2,862,168
1,614,064	Flagship Credit Auto Trust, Series 2016-4, Class A2, 1.960%, 2/16/2021, 144A	1,611,278
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	724,337
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,479,451
685,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	675,315

		9,923,532

	ABS Home Equity — 0.3%
1,089,815	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	1,063,246
1,056,875	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	1,041,144

		2,104,390

	ABS Other — 0.3%
1,250,177	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	1,243,831
825,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.798%, 9/25/2023, 144A(b)	825,647

		2,069,478

	ABS Student Loan — 0.0%
157,733	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 3.166%, 1/25/2039, 144A(b)	158,610

	Agency Commercial Mortgage-Backed Securities — 16.4%
2,691,243	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.999%, 11/25/2022(b)	2,716,164
980,253	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	948,678
13,445,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	13,692,692
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,077,512
4,274,389	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,339,753
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,010,228
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,577,039

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	$2,525,245
840,424	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	839,015
6,401,116	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	6,385,178
32,886,853	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	32,636,160
2,598,396	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,557,424
5,170,000	FHLMC Multifamily Structured Pass Through Certificates, Series K732, Class A2, 3.700%, 5/25/2025	5,268,084
4,100,025	FHLMC Multifamily Structured Pass Through Certificates, Series KBAM, Class A, 1-month LIBOR + 0.700%, 2.814%, 9/25/2022(b)	4,113,537
443,460	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 2.444%, 11/25/2021(b)	443,595
3,859,531	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 2.764%, 1/25/2023(b)	3,869,381
1,934,172	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 2.274%, 9/25/2022(b)	1,934,430
3,807,253	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.200%, 2.314%, 2/25/2023(b)	3,807,252
845,757	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	842,046
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	10,343,052
3,777,702	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	3,749,616
173,393	Government National Mortgage Association, Series 2003-72, Class Z, 5.269%, 11/16/2045(a)	178,618
153,282	Government National Mortgage Association, Series 2003-88, Class Z, 4.766%, 3/16/2046(a)	155,273

		118,009,972

	Collateralized Mortgage Obligations — 14.5%
54,741	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury - 0.200%, 2.580%, 5/15/2023(b)(c)(d)	53,126
37,079	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury - 0.650%, 2.180%, 8/15/2023(b)(c)(d)	36,612
152,501	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	158,137
110,897	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	111,239
319,274	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	320,760
1,190,158	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,280,907

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,802,667	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	$1,897,334
1,298,299	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	1,399,240
1,359,825	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 2.789%, 6/15/2048(a)(e)	1,244,348
1,544,238	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.184%, 12/15/2036(a)(e)	1,639,034
732,179	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 4.258%, 6/15/2043(b)	693,188
1,306,169	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	1,400,212
29,494	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury - 0.050%, 2.880%, 9/25/2022(b)(c)(d)	29,199
36,432	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury - 0.500%, 2.330%, 4/25/2024(b)(c)(d)	36,040
9,375	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.361%, 8/25/2042(a)(c)(d)	9,459
584,322	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	609,284
629,148	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 2.276%, 7/25/2037(b)	618,242
1,383,458	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.445%, 8/25/2038(a)	1,374,886
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 3.216%, 7/25/2043(b)	5,286,047
17,591	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury - 0.650%, 2.320%, 4/25/2023(b)(c)(d)	17,411
9,238	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 4.005%, 3/25/2044(a)(c)(d)	9,471
622,472	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 3.045%, 10/25/2044(b)	619,694
1,151,050	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.410%, 10/20/2060(b)	1,149,266
1,084,884	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.430%, 10/20/2060(b)	1,083,744
896,546	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.530%, 2/20/2061(b)	897,959
2,903,317	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061	2,898,849
1,255,017	Government National Mortgage Association, Series 2012-124, Class HT, 7.258%, 7/20/2032(a)	1,298,034
408,021	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 2.530%, 5/20/2062(b)	408,432
1,014,420	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.600%, 8/20/2062(b)	1,018,116
2,122,601	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 2.580%, 10/20/2062(b)	2,120,794

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,354,995	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 2.580%, 12/20/2062(b)	$1,355,557
4,028,850	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 2.430%, 3/20/2063(b)	4,024,852
2,762,373	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 2.480%, 3/20/2063(b)	2,762,861
9,776,213	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 3.070%, 4/20/2063(b)	9,823,106
5,722,005	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.600%, 7/20/2064(b)	5,745,263
3,934,955	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.580%, 7/20/2064(b)	3,953,863
3,443,438	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.550%, 2/20/2065(b)	3,453,396
174,910	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.380%, 4/20/2061(b)	174,738
4,236,713	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	4,198,583
7,496,780	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	7,133,562
590,543	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 2.330%, 4/20/2065(b)	589,987
5,230,210	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.310%, 5/20/2065(b)	5,210,304
2,726,157	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 2.380%, 7/20/2065(b)	2,727,311
524,413	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 2.780%, 10/20/2065(b)	525,265
282,335	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 2.760%, 8/20/2061(b)	282,744
5,889,434	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.000%, 2/20/2066(b)	6,006,044
3,670,402	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.680%, 4/20/2066(b)	3,674,569
5,806,427	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 2.480%, 9/20/2063(b)	5,805,046
5,966,716	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.330%, 10/20/2067(b)	5,957,248
234,266	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 2.483%, 12/07/2020(b)	234,543
460,921	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 2.530%, 10/07/2020(b)	462,346
977,075	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 2.681%, 12/08/2020(b)	979,608
64,838	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 2.681%, 12/08/2020(b)	65,158

		104,865,018

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — 9.0%
$272,059	FHLMC, 12-month LIBOR + 1.718%, 3.549%, 4/01/2037(b)	$283,134
1,098,780	FHLMC, 1-year CMT + 2.286%, 3.560%, 2/01/2036(b)	1,159,290
92,743	FHLMC, 12-month LIBOR + 1.725%, 3.698%, 12/01/2037(b)	95,839
183,082	FHLMC, 1-year CMT + 2.214%, 3.791%, 9/01/2038(b)	191,296
570,243	FHLMC, 1-year CMT + 2.165%, 3.796%, 4/01/2036(b)	586,135
2,170,158	FHLMC, 1-year CMT + 2.266%, 3.820%, 2/01/2036(b)	2,285,603
1,537,014	FHLMC, 12-month LIBOR + 1.819%, 3.825%, 4/01/2037(b)	1,611,954
499,431	FHLMC, 6-month LIBOR + 1.666%, 3.888%, 6/01/2037(b)	508,523
660,196	FHLMC, 1-year CMT + 2.106%, 3.892%, 9/01/2038(b)	693,374
3,338,936	FHLMC, 1-year CMT + 2.252%, 3.970%, 3/01/2037(b)	3,509,375
328,478	FHLMC, 1-year CMT + 2.250%, 3.976%, 2/01/2035(b)	345,542
794,812	FHLMC, 1-year CMT + 2.245%, 3.978%, 3/01/2036(b)	836,671
371,301	FHLMC, 12-month LIBOR + 1.841%, 4.051%, 11/01/2038(b)	390,139
342,486	FHLMC, 12-month LIBOR + 1.912%, 4.056%, 12/01/2034(b)	360,992
217,825	FHLMC, 12-month LIBOR + 2.180%, 4.084%, 3/01/2037(b)	230,180
424,083	FHLMC, 12-month LIBOR + 1.846%, 4.086%, 3/01/2038(b)	445,553
291,189	FHLMC, 12-month LIBOR + 1.610%, 4.112%, 11/01/2038(b)	303,982
834,603	FHLMC, 1-year CMT + 2.249%, 4.243%, 9/01/2038(b)	877,570
1,961,478	FHLMC, 12-month LIBOR + 1.896%, 4.271%, 9/01/2041(b)	2,057,834
1,568,215	FHLMC, 12-month LIBOR + 1.767%, 4.365%, 9/01/2035(b)	1,646,615
1,450,581	FHLMC, 1-year CMT + 2.220%, 4.441%, 7/01/2033(b)	1,523,054
417,835	FNMA, 12-month LIBOR + 1.659%, 3.509%, 10/01/2033(b)	435,923
2,663,106	FNMA, 12-month LIBOR + 1.800%, 3.550%, 10/01/2041(b)	2,796,928
724,686	FNMA, 12-month LIBOR + 1.800%, 3.550%, 12/01/2041(b)	759,585
810,334	FNMA, 1-year CMT + 2.185%, 3.599%, 1/01/2036(b)	854,774
320,475	FNMA, 12-month LIBOR + 1.740%, 3.611%, 11/01/2035(b)	335,467
84,661	FNMA, 12-month LIBOR + 1.820%, 3.625%, 1/01/2037(b)	89,017
503,616	FNMA, 12-month LIBOR + 1.765%, 3.692%, 2/01/2037(b)	527,535
2,870,187	FNMA, 1-year CMT + 2.217%, 3.763%, 4/01/2034(b)	3,023,516
726,305	FNMA, 12-month LIBOR + 1.629%, 3.776%, 4/01/2037(b)	758,011
628,776	FNMA, 1-year CMT + 2.489%, 3.860%, 5/01/2035(b)	667,687
582,699	FNMA, 1-year CMT + 2.287%, 3.884%, 10/01/2033(b)	608,995
1,983,763	FNMA, 12-month LIBOR + 1.789%, 3.888%, 3/01/2037(b)	2,083,346
2,059,682	FNMA, 12-month LIBOR + 1.569%, 3.890%, 4/01/2037(b)	2,147,235
454,991	FNMA, 1-year CMT + 2.185%, 3.895%, 12/01/2034(b)	472,444
1,676,165	FNMA, 12-month LIBOR + 1.605%, 3.901%, 7/01/2035(b)	1,744,312
461,333	FNMA, 1-year CMT + 2.127%, 3.917%, 9/01/2034(b)	483,708
1,157,801	FNMA, 12-month LIBOR + 1.820%, 3.917%, 2/01/2047(b)	1,226,503
1,019,384	FNMA, 6-month LIBOR + 1.543%, 3.946%, 7/01/2035(b)	1,053,746
1,611,923	FNMA, 12-month LIBOR + 1.728%, 3.966%, 9/01/2037(b)	1,690,014
105,636	FNMA, 6-month LIBOR + 1.522%, 4.022%, 2/01/2037(b)	109,232
231,210	FNMA, 12-month LIBOR + 1.800%, 4.045%, 3/01/2034(b)	242,839
877,404	FNMA, 1-year CMT + 2.234%, 4.067%, 4/01/2034(b)	922,084
271,219	FNMA, 1-year CMT + 2.207%, 4.082%, 4/01/2033(b)	281,764
421,269	FNMA, 12-month LIBOR + 1.679%, 4.093%, 11/01/2036(b)	440,879
293,339	FNMA, 1-year CMT + 2.500%, 4.118%, 8/01/2036(b)	311,122
3,868,530	FNMA, 1-year CMT + 2.191%, 4.119%, 10/01/2034(b)	4,068,217

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,787,503	FNMA, 1-year CMT + 2.184%, 4.164%, 11/01/2033(b)	$1,875,696
2,662,986	FNMA, 1-year CMT + 2.177%, 4.167%, 12/01/2040(b)	2,797,585
829,137	FNMA, 1-year CMT + 2.182%, 4.202%, 6/01/2036(b)	871,899
2,381,670	FNMA, 12-month LIBOR + 1.575%, 4.295%, 9/01/2037(b)	2,484,446
204,976	FNMA, 12-month LIBOR + 1.576%, 4.326%, 8/01/2035(b)	214,796
1,417,795	FNMA, 12-month LIBOR + 1.615%, 4.340%, 7/01/2038(b)	1,475,813
441,200	FNMA, 1-year CMT + 2.145%, 4.358%, 9/01/2036(b)	463,989
289,518	FNMA, 12-month LIBOR + 1.802%, 4.364%, 7/01/2041(b)	303,454
1,457,334	FNMA, 1-year CMT + 2.272%, 4.384%, 6/01/2037(b)	1,526,785
628,513	FNMA, 1-year CMT +2.287%, 4.392%, 6/01/2033(b)	657,523
380,093	FNMA, 12-month LIBOR + 1.657%, 4.407%, 8/01/2038(b)	392,522
700,931	FNMA, 12-month LIBOR + 1.712%, 4.462%, 8/01/2034(b)	733,471
723,049	FNMA, 1-year CMT + 2.223%, 4.473%, 8/01/2035(b)	761,149
123,854	FNMA, 1-year CMT + 2.439%, 4.641%, 8/01/2033(b)	130,221
1,554,118	FNMA, 6-month LIBOR + 2.252%, 4.668%, 7/01/2037(b)	1,646,684
534,942	FNMA, 12-month LIBOR + 2.473%, 5.098%, 6/01/2035(b)	570,434

		64,984,005

	Mortgage Related — 10.3%
70,860	FHLMC, 3.000%, 10/01/2026	70,339
518,706	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	529,009
282,002	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	290,172
121,273	FHLMC, 5.500%, 10/01/2023	124,808
104,488	FHLMC, COFI + 1.250%, 5.769%, 6/01/2020(b)	105,715
152,126	FHLMC, COFI + 1.250%, 5.887%, 8/01/2020(b)	154,143
105,327	FHLMC, COFI + 1.250%, 5.922%, 10/01/2020(b)	107,006
149,129	FHLMC, COFI + 1.250%, 5.953%, 11/01/2020(b)	151,329
4,754	FHLMC, 6.000%, 11/01/2019	4,788
259,019	FHLMC, 6.500%, 12/01/2034	288,520
241	FHLMC, 7.500%, 6/01/2026	256
145,104	FNMA, 3.000%, 3/01/2042	140,094
1,472,760	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	1,563,433
699,418	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	728,887
775,487	FNMA, 6.000%, with various maturities from 2021 to 2022(f)	800,639
187,538	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	205,777
302	FNMA, 7.000%, 12/01/2022	302
73,558	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	78,668
3,325,573	GNMA, 1-month LIBOR + 2.528%, 3.834%, 2/20/2061(b)	3,465,775
2,618,729	GNMA, 1-month LIBOR + 1.928%, 3.980%, 2/20/2063(b)	2,732,171
3,544,458	GNMA, 1-month LIBOR + 2.158%, 4.249%, 3/20/2063(b)	3,694,341
938,422	GNMA, 1-month LIBOR + 2.527%, 4.358%, 6/20/2065(b)	999,511
866,159	GNMA, 1-month LIBOR + 2.226%, 4.361%, 5/20/2065(b)	918,017
1,523,154	GNMA, 4.422%, 3/20/2063(a)	1,546,708
3,627,474	GNMA, 4.424%, with various maturities from 2062 to 2063(a)(f)	3,664,482
2,972,633	GNMA, 4.437%, 6/20/2063(a)	3,025,614
1,845,836	GNMA, 4.448%, 12/20/2061(a)	1,859,091
1,881,072	GNMA, 1-month LIBOR + 2.415%, 4.457%, 2/20/2063(b)	1,970,955
6,965,011	GNMA, 4.481%, 12/20/2061(a)	6,999,329

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$3,625,053	GNMA, 4.493%, 10/20/2065(a)	$3,781,166
1,068,129	GNMA, 4.520%, 3/20/2062(a)	1,077,658
5,181,120	GNMA, 4.524%, 12/20/2062(a)	5,252,729
2,246,875	GNMA, 4.529%, 6/20/2062(a)	2,269,815
326,054	GNMA, 4.534%, 8/20/2061(a)	328,585
1,141,490	GNMA, 4.567%, 4/20/2063(a)	1,158,809
524,454	GNMA, 4.579%, 7/20/2063(a)	543,284
7,704,629	GNMA, 4.581%, 11/20/2062(a)	7,804,043
1,914,930	GNMA, 4.604%, 2/20/2066(a)	1,995,409
1,851,141	GNMA, 4.624%, 3/20/2064(a)	1,928,499
829,314	GNMA, 4.626%, 3/20/2062(a)	835,459
401,950	GNMA, 4.652%, 1/20/2064(a)	419,444
2,953,744	GNMA, 4.667%, 2/20/2062(a)	2,977,187
1,944,416	GNMA, 4.675%, 11/20/2063(a)	2,029,132
1,244,074	GNMA, 4.683%, 2/20/2062(a)	1,253,258
1,030,121	GNMA, 4.685%, 8/20/2061(a)	1,032,356
1,479,170	GNMA, 4.688%, 5/20/2064(a)	1,547,219
1,178,076	GNMA, 4.700%, with various maturities in 2061(a)(f)	1,181,049
47,864	GNMA, 4.701%, 3/20/2061(a)	48,622
514,045	GNMA, 4.718%, 8/20/2062(a)	519,168
201,676	GNMA, 5.024%, 4/20/2061(a)	204,551
12,751	GNMA, 6.000%, 12/15/2031	13,914
54,949	GNMA, 6.500%, 5/15/2031	60,945
64,181	GNMA, 7.000%, 10/15/2028	69,380

		74,551,560

	Non-Agency Commercial Mortgage-Backed Securities — 2.1%
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,259,912
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,512,482
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,300,496
1,398,894	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,435,186
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,554,370
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,026,378
3,380,238	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.378%, 11/15/2027, 144A(b)	3,381,482

		15,470,306

	Sovereigns — 0.3%
1,955,000	U.S. Department of Housing and Urban Development, 1.880%, 8/01/2019	1,942,996

	Treasuries — 39.8%
3,255,000	U.S. Treasury Bond, 3.000%, 8/15/2048	3,132,556
21,165,000	U.S. Treasury Note, 0.875%, 7/31/2019	20,867,367
7,000,000	U.S. Treasury Note, 1.125%, 2/28/2021	6,718,086

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — continued
$20,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	$19,456,511
5,000,000	U.S. Treasury Note, 1.125%, 7/31/2021	4,762,305
40,920,000	U.S. Treasury Note, 1.125%, 8/31/2021	38,915,559
20,945,000	U.S. Treasury Note, 1.250%, 7/31/2023	19,352,035
4,500,000	U.S. Treasury Note, 1.375%, 12/15/2019	4,429,336
8,220,000	U.S. Treasury Note, 1.375%, 10/31/2020	7,978,216
19,360,000	U.S. Treasury Note, 1.375%, 1/31/2021	18,714,919
5,000,000	U.S. Treasury Note, 1.500%, 10/31/2019	4,936,914
6,600,000	U.S. Treasury Note, 1.500%, 7/15/2020	6,449,953
12,955,000	U.S. Treasury Note, 1.750%, 10/31/2020	12,671,103
7,550,000	U.S. Treasury Note, 1.750%, 11/15/2020	7,381,010
15,000,000	U.S. Treasury Note, 1.750%, 12/31/2020	14,643,750
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,111,355
12,605,000	U.S. Treasury Note, 1.750%, 9/30/2022	12,045,161
7,895,000	U.S. Treasury Note, 1.875%, 4/30/2022	7,617,750
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	16,541,106
2,855,000	U.S. Treasury Note, 2.000%, 11/15/2026	2,641,321
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	13,639,953
13,805,000	U.S. Treasury Note, 2.250%, 1/31/2024	13,315,893
1,780,000	U.S. Treasury Note, 2.250%, 11/15/2027	1,666,108
13,415,000	U.S. Treasury Note, 2.875%, 9/30/2023	13,368,362
7,925,000	U.S. Treasury Note, 3.000%, 9/30/2025	7,916,023

		287,272,652

	Total Bonds and Notes (Identified Cost $696,677,050)	681,352,519

Short-Term Investments — 6.4%
19,625,000	Federal Home Loan Bank Discount Notes 1.865% - 1.880%, 10/01/2018(g)(h)	19,625,000
4,265,000	Federal Home Loan Bank Discount Notes 1.950% - 1.965%, 10/04/2018(g)(h)	4,264,249
8,501,689	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $8,502,610 on 10/01/2018 collateralized by $8,735,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $8,675,532 including accrued interest (Note 2 of Notes to Financial Statements)	8,501,689
1,545,000	U.S. Treasury Bills, 1.973%, 10/04/2018(g)	1,544,740
1,260,000	U.S. Treasury Bills, 2.073% - 2.090%, 12/27/2018(g)(h)	1,253,446
11,075,000	U.S. Treasury Bills, 2.337% - 2.338%, 4/25/2019(g)(h)	10,926,547

	Total Short-Term Investments (Identified Cost $46,116,292)	46,115,671

	Total Investments — 100.8% (Identified Cost $742,793,342)	727,468,190
	Other assets less liabilities — (0.8)%	(5,628,820)

	Net Assets — 100.0%	$721,839,370

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $191,318 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $22,886,960 or 3.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2018

Treasuries	39.8%
Agency Commercial Mortgage-Backed Securities	16.4
Collateralized Mortgage Obligations	14.5
Mortgage Related	10.3
Hybrid ARMs	9.0
Non-Agency Commercial Mortgage-Backed Securities	2.1
Other Investments, less than 2% each	2.3
Short-Term Investments	6.4

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  62

Statements of Assets and Liabilities

September 30, 2018

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$173,649,034	$169,734,887	$742,793,342
Net unrealized depreciation	(6,130,388)	(2,900,383)	(15,325,152)

Investments at value	167,518,646	166,834,504	727,468,190
Cash	25,918	—	9,373
Due from brokers (Note 2)	—	135,000	—
Foreign currency at value (identified cost $148,420, $0 and $0, respectively)	110,773	—	—
Receivable for Fund shares sold	149,523	207,578	688,006
Receivable for securities sold	1,169,826	199,725	39,273,842
Collateral received for forward foreign currency contracts (Notes 2 and 4)	270,000	—	—
Dividends and interest receivable	2,299,898	857,444	2,546,032
Unrealized appreciation on forward foreign currency contracts (Note 2)	142,661	—	—
Tax reclaims receivable	2,151	173	—
Receivable for variation margin on futures contracts (Note 2)	—	10,018	—
Receivable from distributor (Note 6d)	3,341	—	—
Prepaid expenses (Note 8)	175	178	705

TOTAL ASSETS	171,692,912	168,244,620	769,986,148

LIABILITIES
Payable for securities purchased	533,890	705,306	45,215,832
Payable for Fund shares redeemed	62,739	61,180	1,954,620
Unrealized depreciation on forward foreign currency contracts (Note 2)	57,977	—	—
Due to brokers (Note 2)	270,000	—	—
Distributions payable	—	—	271,646
Management fees payable (Note 6)	67,153	27,644	213,778
Deferred Trustees’ fees (Note 6)	155,399	109,688	309,083
Administrative fees payable (Note 6)	6,102	5,976	25,856
Payable to distributor (Note 6d)	—	1,142	11,397
Other accounts payable and accrued expenses	80,154	62,710	144,566

TOTAL LIABILITIES	1,233,414	973,646	48,146,778

NET ASSETS	$170,459,498	$167,270,974	$721,839,370

NET ASSETS CONSIST OF:
Paid-in capital	$175,916,232	$174,404,022	$766,892,846
Accumulated loss	(5,456,734)	(7,133,048)	(45,053,476)

NET ASSETS	$170,459,498	$167,270,974	$721,839,370

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2018

	High Income Fund	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$26,174,654	$19,149,064		$328,474,720

Shares of beneficial interest	6,154,187	1,920,371		29,612,020

Net asset value and redemption price per share	$4.25	$9.97		$11.09

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.44	$10.41		$11.35

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$6,248,273	$2,425		$23,341,410

Shares of beneficial interest	1,464,488	243		2,102,519

Net asset value and offering price per share	$4.27	$10.00	*	$11.10

Class N shares:
Net assets	$10,337,807	$—		$3,176,310

Shares of beneficial interest	2,434,256	—		285,529

Net asset value, offering and redemption price per share	$4.25	$—		$11.12

Class Y shares:
Net assets	$127,698,764	$148,119,485		$366,846,930

Shares of beneficial interest	30,107,457	14,859,825		32,964,191

Net asset value, offering and redemption price per share	$4.24	$9.97		$11.13

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2018

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$9,812,890	$5,010,754	$12,894,253
Dividends	215,042	—	—
Less net foreign taxes withheld	(1,444)	(197)	—

	10,026,488	5,010,557	12,894,253

Expenses
Management fees (Note 6)	1,042,957	442,379	2,613,773
Service and distribution fees (Note 6)	163,550	71,992	1,134,287
Administrative fees (Note 6)	76,503	77,895	312,980
Trustees’ fees and expenses (Note 6)	33,532	29,012	61,368
Transfer agent fees and expenses (Notes 6 and 7)	205,041	97,272	626,776
Audit and tax services fees	52,781	52,781	56,890
Custodian fees and expenses	24,257	19,866	40,614
Legal fees	3,583	3,753	13,843
Registration fees	77,187	37,477	69,490
Shareholder reporting expenses	44,024	24,789	95,216
Miscellaneous expenses (Note 8)	17,988	16,947	30,764

Total expenses	1,741,403	874,163	5,056,001
Less waiver and/or expense reimbursement (Note 6)	(190,287)	(94,365)	(12,855)

Net expenses	1,551,116	779,798	5,043,146

Net investment income	8,475,372	4,230,759	7,851,107

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,405,486	(2,376,601)	(1,854,197)
Futures contracts	—	(359,501)	—
Forward foreign currency contracts (Note 2d)	(165,859)	—	—
Foreign currency transactions (Note 2c)	(34,283)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(7,071,893)	(2,815,863)	(6,897,838)
Futures contracts	—	(21,437)	—
Forward foreign currency contracts (Note 2d)	84,684	—	—
Foreign currency translations (Note 2c)	(42,550)	—	—

Net realized and unrealized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(5,824,415)	(5,573,402)	(8,752,035)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,650,957	$(1,342,643)	$(900,928)

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	High Income Fund			Intermediate Duration Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$8,475,372	$8,976,856		$4,230,759	$3,346,060
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	1,205,344	838,850		(2,736,102)	(364,816)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(7,029,759)	3,999,707		(2,837,300)	(1,513,370)

Net increase (decrease) in net assets resulting from operations	2,650,957	13,815,413		(1,342,643)	1,467,874

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,227,019)	(1,577,362	)(a)	(457,955)	(537,098	)(a)
Class C	(311,547)	(453,429	)(a)	(30,450)	(59,316	)(a)
Class N	(259,688)	(41	)(a)	—	—
Class Y	(5,752,686)	(6,175,066	)(a)	(3,945,026)	(4,415,692	)(a)

Total distributions	(7,550,940)	(8,205,898)		(4,433,431)	(5,012,106)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(3,848,432)	(2,678,063)		(6,673,219)	21,450,975

Net increase (decrease) in net assets	(8,748,415)	2,931,452		(12,449,293)	17,906,743
NET ASSETS
Beginning of the year	179,207,913	176,276,461		179,720,267	161,813,524

End of the year	$170,459,498	$179,207,913		$167,270,974	$179,720,267

(a)	See Note 2h in Notes to Financial Statements.

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$7,851,107	$5,954,599
Net realized loss on investments	(1,854,197)	(1,193,894)
Net change in unrealized appreciation (depreciation) on investments	(6,897,838)	(5,444,007)

Net decrease in net assets resulting from operations	(900,928)	(683,302)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,062,622)	(6,178,474	)(a)
Class C	(373,941)	(492,969	)(a)
Class N	(53,072)	(19,353	)(a)
Class Y	(7,556,453)	(6,976,388	)(a)

Total distributions	(14,046,088)	(13,667,184)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(4,981,212)	(171,478,152)

Net decrease in net assets	(19,928,228)	(185,828,638)
NET ASSETS
Beginning of the year	741,767,598	927,596,236

End of the year	$721,839,370	$741,767,598

(a)	See Note 2h in Notes to Financial Statements.

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.37		$4.23		$3.99		$4.49		$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.22		0.20		0.19		0.21
Net realized and unrealized gain (loss)	(0.14)		0.12		0.21		(0.39)		0.17

Total from Investment Operations	0.06		0.34		0.41		(0.20)		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.20)		(0.16)		(0.19)		(0.22)
Net realized capital gains	—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.18)		(0.20)		(0.17)		(0.30)		(0.48)

Net asset value, end of the period	$4.25		$4.37		$4.23		$3.99		$4.49

Total return(b)	1.41	%(c)	8.17	%(c)	10.66	%(c)	(4.78	)%(c)	8.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,175		$34,039		$34,820		$37,870		$42,630
Net expenses	1.05	%(d)	1.09	%(d)(e)	1.10	%(d)	1.11	%(d)(f)	1.14%
Gross expenses	1.16%		1.15%		1.14%		1.13%		1.14%
Net investment income	4.73%		5.03%		5.16%		4.41%		4.57%
Portfolio turnover rate	55%		46%		38%		69%		59%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.10%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.38		$4.24		$4.00		$4.50		$4.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.18		0.18		0.16		0.18
Net realized and unrealized gain (loss)	(0.13)		0.12		0.20		(0.39)		0.16

Total from Investment Operations	0.04		0.30		0.38		(0.23)		0.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.16)		(0.13)		(0.16)		(0.19)
Net realized capital gains	—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.15)		(0.16)		(0.14)		(0.27)		(0.45)

Net asset value, end of the period	$4.27		$4.38		$4.24		$4.00		$4.50

Total return(b)	0.86	%(c)	7.33	%(c)	9.81	%(c)	(5.48	)%(c)	7.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,248		$11,227		$12,288		$12,609		$14,555
Net expenses	1.80	%(d)	1.84	%(d)(e)	1.85	%(d)	1.86	%(d)(f)	1.89%
Gross expenses	1.91%		1.90%		1.89%		1.88%		1.89%
Net investment income	3.99%		4.29%		4.43%		3.68%		3.84%
Portfolio turnover rate	55%		46%		38%		69%		59%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.85%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.19
Net realized and unrealized gain (loss)	(0.12)	0.18

Total from Investment Operations	0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.17)

Net asset value, end of the period	$4.25	$4.36

Total return(b)	1.96%	8.99	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,338	$1
Net expenses(d)	0.75%	0.75	%(e)(f)
Gross expenses	0.79%	31.73	%(e)
Net investment income	4.65%	5.19	%(e)
Portfolio turnover rate	55%	46	%(g)

*	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.36		$4.22		$3.98		$4.48		$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.23		0.21		0.20		0.22
Net realized and unrealized gain (loss)	(0.14)		0.12		0.21		(0.39)		0.16

Total from Investment Operations	0.07		0.35		0.42		(0.19)		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.21)		(0.17)		(0.20)		(0.23)
Net realized capital gains	—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.19)		(0.21)		(0.18)		(0.31)		(0.49)

Net asset value, end of the period	$4.24		$4.36		$4.22		$3.98		$4.48

Total return	1.68	%(b)	8.47	%(b)	10.98	%(b)	(4.54	)%(b)	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$127,699		$133,940		$129,169		$116,837		$125,185
Net expenses	0.80	%(c)	0.84	%(c)(d)	0.85	%(c)	0.86	%(c)(e)	0.89%
Gross expenses	0.91%		0.90%		0.89%		0.88%		0.89%
Net investment income	4.98%		5.28%		5.43%		4.67%		4.83%
Portfolio turnover rate	55%		46%		38%		69%		59%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(e)	Effective July 1, 2015, the expense limit decreased to 0.85%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.29	$10.52	$10.39	$10.39	$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.17	0.20	0.20	0.22
Net realized and unrealized gain (loss)	(0.31)	(0.12)	0.17	0.03	0.11

Total from Investment Operations	(0.09)	0.05	0.37	0.23	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.20)	(0.21)	(0.22)	(0.25)
Net realized capital gains	—	(0.08)	(0.03)	(0.01)	(0.03)

Total Distributions	(0.23)	(0.28)	(0.24)	(0.23)	(0.28)

Net asset value, end of the period	$9.97	$10.29	$10.52	$10.39	$10.39

Total return(b)(c)	(0.85)%	0.44%	3.64%	2.17%	3.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,149	$21,828	$19,327	$18,425	$5,931
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.70%	0.72%	0.72%	0.71%	0.85%
Net investment income	2.17%	1.69%	1.89%	1.93%	2.07%
Portfolio turnover rate	152%	216%	151%	151%	134%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.30	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.10	0.01
Net realized and unrealized gain (loss)	(0.31)	(0.13)	0.00	(b)

Total from Investment Operations	(0.18)	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.12)	(0.01)
Net realized capital gains	—	(0.08)	—

Total Distributions	(0.12)	(0.20)	(0.01)

Net asset value, end of the period	$10.00	$10.30	$10.53

Total return(c)(d)	(1.71)%	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2	$3,225	$3,088
Net expenses(f)	1.40%	1.40%	1.40	%(g)
Gross expenses	1.45%	1.48%	1.56	%(g)
Net investment income	1.31%	0.95%	0.86	%(g)
Portfolio turnover rate	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.29	$10.52	$10.39	$10.39	$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.20	0.22	0.22	0.24
Net realized and unrealized gain (loss)	(0.31)	(0.13)	0.18	0.04	0.12

Total from Investment Operations	(0.06)	0.07	0.40	0.26	0.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.22)	(0.24)	(0.25)	(0.27)
Net realized capital gains	—	(0.08)	(0.03)	(0.01)	(0.03)

Total Distributions	(0.26)	(0.30)	(0.27)	(0.26)	(0.30)

Net asset value, end of the period	$9.97	$10.29	$10.52	$10.39	$10.39

Total return(b)	(0.60)%	0.69%	3.90%	2.42%	3.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$148,119	$154,668	$139,398	$88,592	$66,759
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.45%	0.47%	0.47%	0.47%	0.57%
Net investment income	2.43%	1.93%	2.11%	2.15%	2.31%
Portfolio turnover rate	152%	216%	151%	151%	134%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund— Class A
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.32	$11.51	$11.57		$11.61	$11.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.08	0.11		0.14	0.16
Net realized and unrealized gain (loss)	(0.13)	(0.09)	0.00	(b)	0.01 (c)	0.01

Total from Investment Operations	(0.02)	(0.01)	0.11		0.15	0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.18)	(0.17)		(0.19)	(0.24)

Net asset value, end of the period	$11.09	$11.32	$11.51		$11.57	$11.61

Total return(d)	(0.17)%	(0.04)%	0.93%		1.26%	1.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$328,475	$336,227	$442,671		$346,317	$314,360
Net expenses	0.80%	0.80%	0.77%		0.77%	0.80	%(e)
Gross expenses	0.80%	0.80%	0.77%		0.77%	0.80	%(e)
Net investment income	1.02%	0.67%	0.96%		1.21%	1.35%
Portfolio turnover rate	157%	126%	109	%(f)	48%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.33	$11.52	$11.58		$11.62	$11.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03	(0.01)	0.02		0.05	0.07
Net realized and unrealized gain (loss)	(0.13)	(0.08)	0.00	(b)	0.01 (c)	0.01

Total from Investment Operations	(0.10)	(0.09)	0.02		0.06	0.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.10)	(0.08)		(0.10)	(0.15)

Net asset value, end of the period	$11.10	$11.33	$11.52		$11.58	$11.62

Total return(d)	(0.91)%	(0.79)%	0.18%		0.51%	0.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,341	$43,319	$73,027		$63,167	$56,936
Net expenses	1.55%	1.55%	1.52%		1.53%	1.55	%(e)
Gross expenses	1.55%	1.55%	1.52%		1.53%	1.55	%(e)
Net investment income (loss)	0.24%	(0.09)%	0.21%		0.47%	0.61%
Portfolio turnover rate	157%	126%	109	%(f)	48%	24%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.05
Net realized and unrealized gain (loss)	(0.14)	0.08	(b)

Total from Investment Operations	0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.16)

Net asset value, end of the period	$11.12	$11.36

Total return(c)	0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,176	$1,900
Net expenses(e)	0.46%	0.47	%(f)
Gross expenses	0.48%	0.50	%(f)
Net investment income	1.37%	0.64	%(f)
Portfolio turnover rate	157%	126	%(g)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.36	$11.55	$11.61		$11.65	$11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.11	0.14		0.17	0.18
Net realized and unrealized gain (loss)	(0.13)	(0.09)	0.00	(b)	0.01 (c)	0.02

Total from Investment Operations	0.01	0.02	0.14		0.18	0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.21)	(0.20)		(0.22)	(0.27)

Net asset value, end of the period	$11.13	$11.36	$11.55		$11.61	$11.65

Total return	0.09%	0.22%	1.19%		1.51%	1.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$366,847	$360,322	$411,898		$431,727	$330,224
Net expenses	0.55%	0.55%	0.52%		0.52%	0.55	%(d)
Gross expenses	0.55%	0.55%	0.52%		0.52%	0.55	%(d)
Net investment income	1.26%	0.92%	1.20%		1.45%	1.58%
Portfolio turnover rate	157%	126%	109	%(e)	48%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

September 30, 2018

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, High Income Fund and Limited Term Government and Agency Fund began offering Class N shares effective November 30, 2016 and February 1, 2017, respectively.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for 10 years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for High Income Fund and Limited Term Government and Agency Fund are borne collectively for Class A, Class C and Class Y, and

79  |

Notes to Financial Statements (continued)

September 30, 2018

individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may

|  80

Notes to Financial Statements (continued)

September 30, 2018

be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

81  |

Notes to Financial Statements (continued)

September 30, 2018

As of September 30, 2018, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$553,512	0.3%	$1,334,593	0.8%
Intermediate Duration Bond Fund	—	—	14,830	Less than 0.1%
Limited Term Government and Agency Fund	—	—	191,318	Less than 0.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal

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Notes to Financial Statements (continued)

September 30, 2018

income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2018, the amount of income available to be distributed by High Income Fund has been reduced by $1,175,480, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract

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September 30, 2018

position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are

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September 30, 2018

recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2018.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain

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September 30, 2018

transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2018.

h.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income and Undistributed Net Investment Income, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

High Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(1,577,362)
Class C	(453,429)
Class N	(41)
Class Y	(6,175,066)

Total distributions	$(8,205,898)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(357,359)

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Notes to Financial Statements (continued)

September 30, 2018

Intermediate Duration Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(390,277)
Class C	(36,839)
Class Y	(3,322,106)
Net realized capital gains
Class A	(146,821)
Class C	(22,477)
Class Y	(1,093,586)

Total distributions	$(5,012,106)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(24,507)

Limited Term Government and Agency Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(6,178,474)
Class C	(492,969)
Class N	(19,353)
Class Y	(6,976,388)

Total distributions	$(13,667,184)

UNDISTRIBUTED NET INVESTMENT INCOME	$367,737

i.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where

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Notes to Financial Statements (continued)

September 30, 2018

reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization, capital gain distributions received, paydown gains and losses, contingent payment debt instruments, convertible bonds and passive foreign investment company adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, futures contract mark-to-market, corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities, forward foreign currency contract mark-to-market, passive foreign investment company adjustments and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$7,550,940	$—	$7,550,940
Intermediate Duration Bond Fund	4,433,431	—	4,433,431
Limited Term Government and Agency Fund	14,046,088	—	14,046,088

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Notes to Financial Statements (continued)

September 30, 2018

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$8,205,898	$—	$8,205,898
Intermediate Duration Bond Fund	4,972,573	39,533	5,012,106
Limited Term Government and Agency Fund	13,667,184	—	13,667,184

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2h of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$1,078,412	$52,463	$538,665
Undistributed long-term capital gains	469,476	—	—

Total undistributed earnings	1,547,888	52,463	538,665

Capital loss carryforward:
Short-term:
No expiration date	—	(3,060,576)	(2,596,770)
Long-term:
No expiration date	—	(1,011,526)	(26,585,289)

Total capital loss carryforward	—	(4,072,102)	(29,182,059)

Unrealized depreciation	(6,689,347)	(3,003,720)	(15,829,352)

Total accumulated losses	$(5,141,459)	$(7,023,359)	$(44,472,746)

Capital loss carryforward utilized in the current year	$989,819	$—	$—

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Notes to Financial Statements (continued)

September 30, 2018

As of September 30, 2018, unrealized depreciation as a component of distributable earnings was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized depreciation
Investments	$(4,535,979)	$(3,003,720)	$(15,829,352)
Foreign currency translations	(2,153,368)	—	—

Total unrealized depreciation	$(6,689,347)	$(3,003,720)	$(15,829,352)

As of September 30, 2018, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$174,165,501	$169,838,224	$743,297,542

Gross tax appreciation	$4,788,983	$256,574	$1,842,467
Gross tax depreciation	(11,435,839)	(3,260,294)	(17,671,819)

Net tax depreciation	$(6,646,856)	$(3,003,720)	$(15,829,352)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to unrealized foreign exchange gains or losses.

k.  Loan Participations.  High Income Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan

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September 30, 2018

agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due to broker balance in the Statements of Assets and Liabilities for High Income Fund represents cash received as collateral for forward foreign currency contracts. The due from broker balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion

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Notes to Financial Statements (continued)

September 30, 2018

of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the

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Notes to Financial Statements (continued)

September 30, 2018

independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$2,165,123	$683	(b)	$2,165,806
Home Construction	—	3,795,902	12	(b)	3,795,914
All Other Non-Convertible Bonds(a)	—	135,772,118	—		135,772,118

Total Non-Convertible Bonds	—	141,733,143	695		141,733,838

Convertible Bonds(a)	—	16,618,165	—		16,618,165

Total Bonds and Notes	—	158,351,308	695		158,352,003

Loan Participations(a)	—	—	437,015	(c)	437,015
Senior Loans(a)	—	1,898,258	—		1,898,258
Preferred Stocks
Convertible Preferred Stocks(a)	—	2,304,876	—		2,304,876
Non-Convertible Preferred Stocks(a)	13,370	—	—		13,370

Total Preferred Stocks	13,370	2,304,876	—		2,318,246

Other Investments(a)	—	—	896,883	(d)	896,883
Common Stocks
Media	—	43,187	—		43,187
Oil, Gas & Consumable Fuels	1,317,745	200,608	—		1,518,353
Pharmaceuticals	570,342	—	—		570,342

Total Common Stocks	1,888,087	243,795	—		2,131,882

Warrants	353	—	—		353
Short-Term Investments	—	1,484,006	—		1,484,006
Forward Foreign Currency Contracts (unrealized appreciation)	—	142,661	—		142,661

Total	$1,901,810	$164,424,904	$1,334,593		$167,661,307

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September 30, 2018

High Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(57,977)	$—	$(57,977)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(d)	Fair valued by the Fund’s adviser ($8) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($896,875).

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$1,471,616	$14,830	(b)	$1,486,446
All Other Bonds and Notes(a)	—	162,647,420	—		162,647,420

Total Bonds and Notes	—	164,119,036	14,830		164,133,866

Short-Term Investments	—	2,700,638	—		2,700,638

Total	$—	$166,819,674	$14,830		$166,834,504

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(124,712)	$—	$—	$(124,712)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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September 30, 2018

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$104,673,700	$191,318	(b)	$104,865,018
All Other Bonds and Notes(a)	—	576,487,501	—		576,487,501

Total Bonds and Notes	—	681,161,201	191,318		681,352,519

Short-Term Investments	—	46,115,671	—		46,115,671

Total	$—	$727,276,872	$191,318		$727,468,190

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—		$—	$2,071	$291	$—
Home Construction	12		25,661	—	(25,661)	—
Non-Agency Commercial Mortgage-Backed Securities	939,675		—	—	(4,675)	—
Loan Participations
ABS Other	—		27	158	6,593	497,937
Other Investments
Aircraft ABS	1,853,562		—	—	(956,679)	—
Common Stocks
Media	23,855		—	—	—	—
Oil, Gas & Consumable Fuels	154,523		—	(498,121)	592,218	—
Warrants	—	(a)	—	—	—	—

Total	$2,971,627		$25,688	$(495,892)	$(387,913)	$497,937

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September 30, 2018

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(28,719)	$27,040	$—	$683	$291
Home Construction	—	—	—	12	(25,661)
Non-Agency Commercial Mortgage-Backed Securities	(935,000)	—	—	—	—
Loan Participations
ABS Other	(67,700)	—	—	437,015	6,593
Other Investments
Aircraft ABS	—	—	—	896,883	(956,679)
Common Stocks
Media	—	—	(23,855)	—	—
Oil, Gas & Consumable Fuels	(149,396)	—	(99,224)	—	—
Warrants	—	—	—	—	—

Total	$(1,180,815)	$27,040	$(123,079)	$1,334,593	$(975,456)

(a)	Includes a security fair valued at zero using Level 3 inputs that expired as worthless during period.

A debt security valued at $27,040 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Common stocks valued at $123,079 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these

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securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Home Equity	$—	$—	$(15)	$(222)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
ABS Home Equity	$(3,542)	$18,609	$—	$14,830	$(222)

A debt security valued at $18,609 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

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September 30, 2018

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$274,554	$—	$(148)	$850	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Collateralized Mortgage Obligations	$(83,938)	$—	$—	$191,318	$(506)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts, respectively.

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2018, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to

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September 30, 2018

hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2018, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$142,661

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(57,977)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(165,859)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$84,684

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives Interest rate contracts	$(124,712)

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Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(359,501)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(21,437)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2018:

High Income Fund	Forwards
Average Notional Amount Outstanding	1.87%
Highest Notional Amount Outstanding	4.31%
Lowest Notional Amount Outstanding	0.95%
Notional Amount Outstanding as of September 30, 2018	2.80%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	6.88%
Highest Notional Amount Outstanding	12.47%
Lowest Notional Amount Outstanding	4.93%
Notional Amount Outstanding as of September 30, 2018	12.37%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA

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agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2018, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$126,332	$—	$126,332	$(126,332)	$—
Goldman Sachs & Co.	12,728	(12,728)	—	—	—
HSBC Bank USA	3,601	—	3,601	—	3,601

	$142,661	$(12,728)	$129,933	$(126,332)	$3,601

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Goldman Sachs & Co.	$(57,977)	$12,728	$(45,249)	$—	$(45,249)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

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Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$142,661	$3,601
Intermediate Duration Bond Fund	145,018	145,018

Net loss amount reflects cash received as collateral for High Income Fund of $270,000.

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5.  Purchases and Sales of Securities.  For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$15,060,563	$8,296,030	$76,837,448	$81,495,859
Intermediate Duration Bond Fund	91,116,861	116,365,077	176,274,235	160,832,425
Limited Term Government and Agency Fund	986,892,701	942,154,700	53,253,728	104,790,844

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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September 30, 2018

For the year ended September 30, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.05%	1.80%	0.75%	0.80%
Intermediate Duration Bond Fund	0.65%	1.40%	—	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$1,042,957	$190,092	$852,865	0.60%	0.49%
Intermediate Duration Bond Fund	442,379	94,365	348,014	0.25%	0.20%
Limited Term Government and Agency Fund	2,613,773	—	2,613,773	0.37%	0.37%

For the year ended September 30, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Limited Term Government and Agency Fund	$6,432	$478	$—	$5,647	$12,557

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2019.

No expenses were recovered for any of the Funds during the year ended September 30, 2018 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

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b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
High Income Fund	$73,200	$22,588	$67,762
Intermediate Duration Bond Fund	50,567	5,356	16,069
Limited Term Government and Agency Fund	803,275	82,753	248,259

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

September 30, 2018

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$76,503
Intermediate Duration Bond Fund	77,895
Limited Term Government and Agency Fund	312,980

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$180,154
Intermediate Duration Bond Fund	90,313
Limited Term Government and Agency Fund	346,984

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As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$1,142
Limited Term Government and Agency Fund	11,397

As of September 30, 2018, Natixis Distribution owes the High Income Fund $3,341 for overpayments of sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as receivable from distributor).

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2018 were as follows:

Fund	Commissions
High Income Fund	$2,275
Intermediate Duration Bond Fund	88
Limited Term Government and Agency Fund	20,543

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that

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September 30, 2018

takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2018, the percentage of each Fund’s net assets owned by affiliates is as follows:

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	1.16%
Natixis Advisors	less than 0.01%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.23%
Natixis Sustainable Future 2015 Fund	0.08%
Natixis Sustainable Future 2020 Fund	0.07%
Natixis Sustainable Future 2025 Fund	0.05%
Natixis Sustainable Future 2030 Fund	0.03%
Natixis Sustainable Future 2035 Fund	0.02%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%
Natixis Sustainable Future 2050 Fund	less than 0.01%
Natixis Sustainable Future 2055 Fund	less than 0.01%
Natixis Sustainable Future 2060 Fund	less than 0.01%

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Notes to Financial Statements (continued)

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Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
High Income Fund	$195
Limited Term Government and Agency Fund	298

i.  Payment by Affiliates.  For the year ended September 30, 2018, Loomis Sayles reimbursed Intermediate Duration Bond Fund $452, High Income Fund $4,468 and Limited Term Government and Agency Fund $9,370 in connection with trading errors.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Duration Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended September 30, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
High Income Fund	$35,697	$10,941	$195	$158,208
Limited Term Government and Agency Fund	284,075	29,226	298	313,177

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank and Trust. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000

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September 30, 2018

limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership

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Notes to Financial Statements (continued)

September 30, 2018

of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	1	6.07%
Intermediate Duration Bond Fund	2	15.75%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2018

11.  Capital Shares.   Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,898,245	$8,166,854	2,869,491	$12,272,049
Issued in connection with the reinvestment of distributions	243,140	1,040,786	306,554	1,311,455
Redeemed	(3,771,177)	(16,210,208)	(3,623,241)	(15,504,179)

Net change	(1,629,792)	$(7,002,568)	(447,196)	$(1,920,675)

Class C
Issued from the sale of shares	122,450	$527,966	471,847	$2,010,717
Issued in connection with the reinvestment of distributions	61,116	262,711	88,277	378,228
Redeemed	(1,279,539)	(5,486,771)	(897,288)	(3,849,291)

Net change	(1,095,973)	$(4,696,094)	(337,164)	$(1,460,346)

Class N
Issued from the sale of shares	2,698,050	$11,518,120	240	$1,001
Issued in connection with the reinvestment of distributions	61,394	259,688	10	41
Redeemed	(325,438)	(1,383,775)	—	—

Net change	2,434,006	$10,394,033	250	$1,042

Class Y
Issued from the sale of shares	9,865,696	$42,237,402	9,715,068	$41,499,158
Issued in connection with the reinvestment of distributions	1,120,509	4,782,844	1,184,729	5,054,088
Redeemed	(11,587,593)	(49,564,049)	(10,799,917)	(45,851,330)

Net change	(601,388)	$(2,543,803)	99,880	$701,916

Increase (decrease) from capital share transactions	(893,147)	$(3,848,432)	(684,230)	$(2,678,063)

(a)	From commencement of operations on November 30, 2016 through September 30, 2017 for Class N shares.

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Notes to Financial Statements (continued)

September 30, 2018

11.  Capital Shares (continued).

	Year Ended September 30, 2018		Year Ended September 30, 2017
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	419,513	$4,226,997	495,534	$5,098,171
Issued in connection with the reinvestment of distributions	44,777	451,282	51,612	528,641
Redeemed	(664,405)	(6,691,192)	(263,005)	(2,708,601)

Net change	(200,115)	$(2,012,913)	284,141	$2,918,211

Class C
Issued from the sale of shares	244	$3,933	14,097	$144,076
Issued in connection with the reinvestment of distributions	3,007	30,450	5,796	59,316
Redeemed	(316,184)	(3,174,018)	—	—

Net change	(312,933)	$(3,139,635)	19,893	$203,392

Class Y
Issued from the sale of shares	3,847,881	$38,930,563	6,045,802	$62,224,245
Issued in connection with the reinvestment of distributions	331,230	3,335,145	342,222	3,505,355
Redeemed	(4,349,784)	(43,786,379)	(4,606,062)	(47,400,228)

Net change	(170,673)	$(1,520,671)	1,781,962	$18,329,372

Increase (decrease) from capital share transactions	(683,721)	$(6,673,219)	2,085,996	$21,450,975

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Notes to Financial Statements (continued)

September 30, 2018

11.  Capital Shares (continued).

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,514,333	$95,199,331	3,991,528	$45,399,327
Issued in connection with the reinvestment of distributions	415,392	4,644,926	454,875	5,170,894
Redeemed	(9,012,064)	(100,870,225)	(13,213,781)	(150,164,121)

Net change	(82,339)	$(1,025,968)	(8,767,378)	$(99,593,900)

Class C
Issued from the sale of shares	404,620	$4,537,413	757,506	$8,626,416
Issued in connection with the reinvestment of distributions	25,353	283,986	29,711	337,959
Redeemed	(2,149,966)	(24,060,145)	(3,304,176)	(37,593,668)

Net change	(1,719,993)	$(19,238,746)	(2,516,959)	$(28,629,293)

Class N
Issued from the sale of shares	707,393	$7,898,516	166,111	$1,892,253
Issued in connection with the reinvestment of distributions	4,698	52,619	1,700	19,353
Redeemed	(593,846)	(6,627,527)	(527)	(5,984)

Net change	118,245	$1,323,608	167,284	$1,905,622

Class Y
Issued from the sale of shares	15,567,203	$174,641,549	13,725,909	$156,563,024
Issued in connection with the reinvestment of distributions	509,058	5,709,282	431,654	4,921,367
Redeemed	(14,832,325)	(166,390,937)	(18,111,061)	(206,644,972)

Net change	1,243,936	$13,959,894	(3,953,498)	$(45,160,581)

Increase (decrease) from capital share transactions	(440,151)	$(4,981,212)	(15,070,551)	$(171,478,152)

(a)	From commencement of operations on February 1, 2017 through September 30, 2017 for Class N shares.

12.  Subsequent Event.  On October 5, 2018, the Board of Trustees approved a change to the fiscal year end of High Income Fund from September 30 to December 31.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

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Report of Independent Registered Public Accounting Firm

September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income	1.67%

Qualified Dividend Income.  For the fiscal year ended September 30, 2018, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

121  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

123  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18
Loomis Sayles Funds I	$481,241	$481,241	$4,582	$3,041	$88,700	$88,700	$—	$—

1.	Audit-related fees consist of:
2017 & 2018 — performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:
2017 & 2018 — review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $93,282 and $91,741 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/16- 9/30/17	10/1/17- 9/30/18
Control Affiliates	$77,290	$62,411

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston

Name: Title: Date:	Kevin Charleston President and Chief Executive Officer November 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston

Name: Title: Date:	Kevin Charleston President and Chief Executive Officer November 20, 2018

By:	/s/ Michael C. Kardok

Name: Title: Date:	Michael C. Kardok Treasurer November 20, 2018